UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	19.41%	10.04%	6.27%
Class T (incl. 3.50% sales charge)	21.95%	10.28%	6.26%
Class B (incl. contingent deferred sales charge) A	20.72%	10.23%	6.28%
Class C (incl. contingent deferred sales charge) B	24.71%	10.52%	6.09%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from William Bower, Portfolio Manager of Fidelity Advisor® Diversified International Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 26.69%, 26.37%, 25.72% and 25.71%, respectively (excluding sales charges), lagging the 27.02% return of the MSCI® EAFE® Index. Security selection in Europe and among banks and automotive-related stocks hurt the fund the most versus the index, followed by exposure to weak-performing emerging markets (EM) and a modest cash position, held for liquidity purposes. Conversely, good picks in the U.K. and Japan and among gaming and Internet-related stocks helped narrow the performance gap. Among specific fund positions, underweighting Toyota Motor and Daimler detracted, while overweighting ORIX and SoftBank, both based in Japan, helped. I favored Honda over Toyota because of its motorcycles business and its finance facility, and because I thought the recovery in margins looked a little better for Honda. I was wrong: Toyota recovered quite sharply. I avoided Daimler because I think its Mercedes-Benz brand has not executed as well as Volkswagen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.29%
Actual		$ 1,000.00	$ 1,099.40	$ 6.83 C
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.56 D
Class T	1.54%
Actual		$ 1,000.00	$ 1,097.80	$ 8.14 C
Hypothetical A		$ 1,000.00	$ 1,017.44	$ 7.83 D
Class B	2.06%
Actual		$ 1,000.00	$ 1,095.10	$ 10.88 C
Hypothetical A		$ 1,000.00	$ 1,014.82	$ 10.46 D
Class C	2.02%
Actual		$ 1,000.00	$ 1,095.20	$ 10.67 C
Hypothetical A		$ 1,000.00	$ 1,015.02	$ 10.26 D
Institutional Class	.98%
Actual		$ 1,000.00	$ 1,101.20	$ 5.19 C
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99 D
Class Z	.83%
Actual		$ 1,000.00	$ 1,068.50	$ 1.88 C
Hypothetical A		$ 1,000.00	$ 1,021.02	$ 4.23 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) Class A, Class T, Class B, Class C and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Sanofi SA (France, Pharmaceuticals)	2.5	2.6
ORIX Corp. (Japan, Diversified Financial Services)	2.1	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.8	2.0
Bayer AG (Germany, Pharmaceuticals)	1.7	1.4
Japan Tobacco, Inc. (Japan, Tobacco)	1.5	1.7
	9.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	19.9
Consumer Discretionary	18.3	15.9
Health Care	14.4	14.8
Consumer Staples	11.9	15.9
Information Technology	8.9	8.9
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	16.7
United Kingdom	17.4	18.3
Germany	9.1	9.6
France	8.7	7.5
United States of America	7.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks and Equity Futures 99.5%	Stocks and Equity Futures 98.3%
Investment Companies 0.3%	Investment Companies 0.5%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
Australia - 3.4%
Ansell Ltd.	214,491	$ 3,951
Australia & New Zealand Banking Group Ltd.	629,890	20,146
BHP Billiton Ltd. sponsored ADR (d)	331,636	23,443
CSL Ltd.	167,531	11,005
Telstra Corp. Ltd.	631,653	3,092
Westfield Group unit	645,269	6,599
TOTAL AUSTRALIA		68,236
Austria - 0.2%
Andritz AG	52,900	3,259
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	2,287,318	13,108
Bailiwick of Jersey - 1.9%
Experian PLC	791,300	16,113
Shire PLC	94,400	4,186
Wolseley PLC	111,557	6,012
WPP PLC	528,024	11,218
TOTAL BAILIWICK OF JERSEY		37,529
Belgium - 2.6%
Anheuser-Busch InBev SA NV	288,331	29,889
KBC Groupe SA	340,791	18,578
UCB SA	54,600	3,590
TOTAL BELGIUM		52,057
Bermuda - 0.1%
Bunge Ltd.	37,100	3,047
Brazil - 0.3%
Petroleo Brasileiro SA - Petrobras sponsored ADR	122,900	2,142
TIM Participacoes SA sponsored ADR	148,900	3,785
TOTAL BRAZIL		5,927
Canada - 3.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	173,700	11,765
Canadian Natural Resources Ltd.	189,300	6,008
CGI Group, Inc. Class A (sub. vtg.) (a)	329,100	11,041
Constellation Software, Inc.	29,100	5,301
Entertainment One Ltd. (a)	546,000	2,162
Potash Corp. of Saskatchewan, Inc.	155,000	4,817
Suncor Energy, Inc.	265,200	9,637
Tourmaline Oil Corp. (a)	86,300	3,346
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
TransForce, Inc.	92,700	$ 2,053
Valeant Pharmaceuticals International, Inc. (Canada) (a)	76,500	8,082
TOTAL CANADA		64,212
Cayman Islands - 1.9%
Baidu.com, Inc. sponsored ADR (a)	67,000	10,780
Greatview Aseptic Pack Co. Ltd.	3,658,000	2,302
Sands China Ltd.	1,800,400	12,795
SINA Corp. (a)	47,400	3,961
Springland International Holdings Ltd.	7,237,000	3,967
Tencent Holdings Ltd.	73,100	3,990
TOTAL CAYMAN ISLANDS		37,795
Denmark - 1.6%
Genmab A/S (a)	68,100	2,957
Novo Nordisk A/S Series B	178,208	29,681
TOTAL DENMARK		32,638
Finland - 0.3%
Sampo Oyj (A Shares)	113,300	5,367
France - 8.7%
Air Liquide SA	35,000	4,766
Arkema SA	48,400	5,495
AXA SA	405,000	10,118
BNP Paribas SA	222,943	16,509
Bureau Veritas SA	222,600	6,722
Cap Gemini SA	97,400	6,407
Edenred SA	121,410	4,125
Essilor International SA	37,944	4,075
Kering SA	84,600	19,223
LVMH Moet Hennessy - Louis Vuitton SA	55,131	10,614
Publicis Groupe SA	160,000	13,345
Renault SA	45,200	3,959
Sanofi SA	464,430	49,522
Schneider Electric SA	96,000	8,088
Total SA sponsored ADR (d)	180,500	11,043
TOTAL FRANCE		174,011
Germany - 7.2%
adidas AG	121,900	13,916
Allianz SE	49,167	8,271
BASF AG	206,314	21,466
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Bayer AG	270,852	$ 33,664
Brenntag AG	27,600	4,677
Continental AG	24,000	4,397
Deutsche Post AG	135,931	4,600
Fresenius SE & Co. KGaA	80,500	10,463
Linde AG	50,347	9,567
OSRAM Licht AG (a)	38,779	2,009
ProSiebenSat.1 Media AG	90,800	4,325
SAP AG	290,113	22,702
Siemens AG	40,272	5,146
TOTAL GERMANY		145,203
Greece - 0.2%
Jumbo SA (a)	328,000	4,409
Hong Kong - 1.7%
AIA Group Ltd.	4,183,000	21,231
Galaxy Entertainment Group Ltd. (a)	1,750,000	13,058
TOTAL HONG KONG		34,289
India - 1.7%
Apollo Hospitals Enterprise Ltd.	199,507	2,942
HDFC Bank Ltd.	804,283	8,932
Housing Development Finance Corp. Ltd.	581,276	8,065
ITC Ltd.	1,141,123	6,203
Mahindra & Mahindra Financial Services Ltd.	160,445	735
Pidilite Industries Ltd.	524,041	2,454
United Spirits Ltd.	97,038	4,053
TOTAL INDIA		33,384
Indonesia - 0.1%
PT Bank Rakyat Indonesia Tbk	2,107,000	1,477
Ireland - 0.9%
Accenture PLC Class A	24,623	1,810
Actavis PLC (a)	28,300	4,375
DCC PLC (United Kingdom)	68,300	3,065
Greencore Group PLC	641,200	1,852
Ryanair Holdings PLC sponsored ADR	147,800	7,421
TOTAL IRELAND		18,523
Israel - 0.0%
Teva Pharmaceutical Industries Ltd. sponsored ADR	9,800	363
Common Stocks - continued
	Shares	Value (000s)
Italy - 0.7%
Prada SpA	72,400	$ 706
UniCredit SpA	1,255,000	9,440
World Duty Free SpA (a)	404,952	4,487
TOTAL ITALY		14,633
Japan - 17.0%
ACOM Co. Ltd. (a)	730,600	2,861
AEON Financial Service Co. Ltd.	97,900	3,007
Aozora Bank Ltd.	1,812,000	5,268
Coca-Cola Central Japan Co. Ltd.	4,400	78
Cosmos Pharmaceutical Corp.	21,300	2,595
Don Quijote Co. Ltd.	243,300	16,196
Fuji Heavy Industries Ltd.	138,000	3,773
GMO Internet, Inc.	186,700	2,122
Hajime Construction Co. Ltd.	31,600	2,179
Honda Motor Co. Ltd. sponsored ADR (d)	542,906	21,695
Hoya Corp.	451,500	10,827
Japan Exchange Group, Inc.	226,300	5,261
Japan Tobacco, Inc.	835,500	30,231
JSR Corp.	333,800	6,358
KDDI Corp.	241,700	13,090
Keyence Corp.	55,500	23,787
Leopalace21 Corp. (a)	500,100	3,472
Miraca Holdings, Inc.	102,300	4,609
Mitsubishi UFJ Financial Group, Inc.	3,268,900	20,817
Nitori Holdings Co. Ltd.	33,250	3,119
Nitto Denko Corp.	22,500	1,180
Nomura Holdings, Inc.	950,000	7,018
Omron Corp.	105,900	4,041
ORIX Corp.	2,420,600	41,927
Park24 Co. Ltd.	116,100	2,267
Pigeon Corp.	53,400	2,755
Rakuten, Inc.	1,380,300	17,985
Santen Pharmaceutical Co. Ltd.	60,700	3,081
Seven & i Holdings Co., Ltd.	277,700	10,277
SHIMANO, Inc.	63,400	5,549
Shinsei Bank Ltd.	2,733,000	6,399
Ship Healthcare Holdings, Inc.	95,400	3,915
SMC Corp.	3,800	885
SoftBank Corp.	394,100	29,431
Sumitomo Mitsui Financial Group, Inc.	216,400	10,460
Toyota Motor Corp. sponsored ADR	54,500	7,053
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Tsuruha Holdings, Inc.	37,500	$ 3,405
Yahoo! Japan Corp.	715,200	3,337
TOTAL JAPAN		342,310
Kenya - 0.2%
Safaricom Ltd.	31,403,100	3,477
Korea (South) - 1.0%
NHN Corp.	22,492	12,652
Orion Corp.	7,649	7,460
TOTAL KOREA (SOUTH)		20,112
Luxembourg - 0.5%
Eurofins Scientific SA	38,800	10,639
Mexico - 0.5%
America Movil S.A.B. de CV Series L sponsored ADR	282,400	6,046
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	22,400	2,090
Grupo Mexico SA de CV Series B	564,356	1,783
TOTAL MEXICO		9,919
Netherlands - 2.3%
AEGON NV	2,080,900	16,557
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	126,500	4,479
Royal DSM NV	56,400	4,272
Unilever NV (Certificaten Van Aandelen) (Bearer)	524,200	20,782
TOTAL NETHERLANDS		46,090
New Zealand - 0.1%
Ryman Healthcare Group Ltd.	388,844	2,425
Norway - 1.1%
DNB ASA	574,199	10,176
Telenor ASA	459,400	11,035
TOTAL NORWAY		21,211
Singapore - 0.5%
Global Logistic Properties Ltd.	2,104,000	5,234
United Overseas Bank Ltd.	329,000	5,520
TOTAL SINGAPORE		10,754
Common Stocks - continued
	Shares	Value (000s)
South Africa - 1.0%
Nampak Ltd.	1,307,800	$ 4,325
Naspers Ltd. Class N	167,500	15,668
TOTAL SOUTH AFRICA		19,993
Spain - 2.5%
Amadeus IT Holding SA Class A	217,500	8,077
Antena 3 de Television SA	128,282	2,151
Banco Bilbao Vizcaya Argentaria SA	345,962	4,043
Grifols SA ADR	198,019	5,972
Iberdrola SA	866,800	5,447
Inditex SA	149,351	24,537
TOTAL SPAIN		50,227
Sweden - 2.4%
ASSA ABLOY AB (B Shares)	100,600	4,994
Atlas Copco AB (A Shares)	177,000	4,911
Investment AB Kinnevik (B Shares)	112,700	4,153
Nordea Bank AB	801,600	10,267
Svenska Cellulosa AB (SCA) (B Shares)	495,000	14,055
Svenska Handelsbanken AB (A Shares)	212,000	9,605
TOTAL SWEDEN		47,985
Switzerland - 5.5%
Actelion Ltd.	18,004	1,394
Compagnie Financiere Richemont SA Series A	106,538	10,926
Credit Suisse Group	248,870	7,742
Nestle SA	372,149	26,863
Roche Holding AG (participation certificate)	49,497	13,703
SGS SA (Reg.)	1,260	2,952
Syngenta AG (Switzerland)	49,708	20,063
UBS AG	1,389,224	26,869
TOTAL SWITZERLAND		110,512
Taiwan - 0.6%
Cleanaway Co. Ltd.	172,000	1,075
Pacific Hospital Supply Co. Ltd.	573,000	2,132
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	532,400	9,801
TOTAL TAIWAN		13,008
United Kingdom - 17.4%
Alabama Noor Hospitals Group PLC (a)	209,300	2,853
Associated British Foods PLC	157,900	5,740
Barclays PLC	3,226,127	13,574
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Barratt Developments PLC	401,800	$ 2,159
BG Group PLC	669,092	13,662
British American Tobacco PLC sponsored ADR	156,000	17,236
BT Group PLC	1,606,000	9,717
Bunzl PLC	74,300	1,640
Capita Group PLC	247,200	3,908
Compass Group PLC	430,100	6,186
Dechra Pharmaceuticals PLC	360,400	3,987
Diageo PLC	128,735	4,104
Diploma PLC	308,600	3,429
Domino's Pizza UK & IRL PLC	354,200	3,328
Dunelm Group PLC	343,700	4,877
easyJet PLC	192,200	4,034
Filtrona PLC	696,900	8,755
GlaxoSmithKline PLC	380,100	10,020
Hikma Pharmaceuticals PLC	217,537	4,189
HSBC Holdings PLC sponsored ADR	644,697	35,484
IMI PLC	123,100	2,998
InterContinental Hotel Group PLC	175,880	5,125
Intertek Group PLC	123,700	6,609
ITV PLC	658,800	2,017
Jazztel PLC (a)	190,900	2,094
Johnson Matthey PLC	111,500	5,371
Kingfisher PLC	2,080,900	12,595
Lloyds Banking Group PLC (a)	8,717,100	10,781
Next PLC	235,700	20,578
Prudential PLC	1,031,522	21,095
Reckitt Benckiser Group PLC	162,213	12,609
Rolls-Royce Group PLC	726,000	13,387
Royal Dutch Shell PLC Class B (United Kingdom)	114,953	3,980
SABMiller PLC	99,100	5,171
Serco Group PLC	504,841	4,509
Spectris PLC	80,900	2,999
Standard Chartered PLC (United Kingdom)	689,428	16,576
Taylor Wimpey PLC	4,190,400	7,404
Travis Perkins PLC	220,300	6,556
Vodafone Group PLC sponsored ADR	575,900	21,205
Whitbread PLC	116,872	6,433
TOTAL UNITED KINGDOM		348,974
United States of America - 7.0%
AbbVie, Inc.	224,800	10,892
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Accuray, Inc. (a)(d)	334,600	$ 2,259
Alexion Pharmaceuticals, Inc. (a)	33,100	4,070
Amgen, Inc.	17,000	1,972
Anadarko Petroleum Corp.	34,600	3,297
BioMarin Pharmaceutical, Inc. (a)	45,700	2,871
Boston Scientific Corp. (a)	165,100	1,930
Celldex Therapeutics, Inc. (a)	41,600	953
Fidelity National Information Services, Inc.	63,300	3,086
Gilead Sciences, Inc. (a)	191,400	13,587
Google, Inc. Class A (a)	5,095	5,251
Las Vegas Sands Corp.	184,400	12,949
MasterCard, Inc. Class A	17,440	12,506
McGraw-Hill Companies, Inc.	134,800	9,393
Monsanto Co.	44,600	4,678
Noble Energy, Inc.	151,200	11,329
Perrigo Co.	45,100	6,219
PriceSmart, Inc.	21,500	2,446
The Blackstone Group LP	78,400	2,060
Time Warner, Inc.	63,900	4,392
Twenty-First Century Fox, Inc. Class B	145,700	4,954
ViroPharma, Inc. (a)	113,800	4,418
Visa, Inc. Class A	59,300	11,663
Yum! Brands, Inc.	44,900	3,036
TOTAL UNITED STATES OF AMERICA		140,211
TOTAL COMMON STOCKS (Cost $1,468,683)		1,947,314
Preferred Stocks - 1.9%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc. Series C (f)	60,264	487
Nonconvertible Preferred Stocks - 1.9%
Germany - 1.9%
Henkel AG & Co. KGaA	131,700	14,252
Sartorius AG (non-vtg.)	34,600	3,650
Volkswagen AG	75,400	19,164
TOTAL GERMANY		37,066
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	62,436,000	$ 100
TOTAL NONCONVERTIBLE PREFERRED STOCKS		37,166
TOTAL PREFERRED STOCKS (Cost $23,941)		37,653
Investment Companies - 0.3%

United States of America - 0.3%
WisdomTree Japan Hedged Equity ETF (Cost $5,135)	103,000	4,911
Government Obligations - 0.0%
Principal Amount (000s)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.05% 11/7/13 to 1/2/14 (e) (Cost $810)	$ 810	810
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	16,663,169	16,663
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	28,112,100	28,112
TOTAL MONEY MARKET FUNDS (Cost $44,775)		44,775
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,543,344)		2,035,463
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(25,656)
NET ASSETS - 100%		$ 2,009,807
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
182 Nikkei 225 Index Contracts (Japan)	Dec. 2013	$ 13,163	$ 491

The face value of futures purchased as a percentage of net assets is 0.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $810,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $487,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series C	6/7/13	$ 487
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 53
Fidelity Securities Lending Cash Central Fund	1,122
Total	$ 1,175
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 369,096	$ 314,683	$ 51,747	$ 2,666
Consumer Staples	238,958	107,979	130,979	-
Energy	64,444	60,464	3,980	-
Financials	464,195	248,112	216,083	-
Health Care	290,596	185,582	105,014	-
Industrials	138,594	130,296	8,298	-
Information Technology	179,570	112,754	66,816	-
Materials	131,095	103,494	27,601	-
Telecommunication Services	102,972	50,734	52,238	-
Utilities	5,447	5,447	-	-
Investment Companies	4,911	4,911	-	-
Government Obligations	810	-	810	-
Money Market Funds	44,775	44,775	-	-
Total Investments in Securities:	$ 2,035,463	$ 1,369,231	$ 663,566	$ 2,666
Derivative Instruments:
Assets
Futures Contracts	$ 491	$ 491	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 225,738
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type (Amounts in thousands)	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 491	$ -
Total Equity Risk	$ 491	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $27,325) - See accompanying schedule: Unaffiliated issuers (cost $1,498,569)	$ 1,990,688
Fidelity Central Funds (cost $44,775)	44,775
Total Investments (cost $1,543,344)		$ 2,035,463
Receivable for investments sold		8,586
Receivable for fund shares sold		1,349
Dividends receivable		4,189
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		6
Other receivables		222
Total assets		2,049,822

Liabilities
Payable for investments purchased	$ 4,983
Payable for fund shares redeemed	2,056
Accrued management fee	1,155
Distribution and service plan fees payable	531
Payable for daily variation margin for derivative instruments	114
Other affiliated payables	466
Other payables and accrued expenses	2,598
Collateral on securities loaned, at value	28,112
Total liabilities		40,015

Net Assets		$ 2,009,807
Net Assets consist of:
Paid in capital		$ 4,328,046
Undistributed net investment income		17,279
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,825,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		490,207
Net Assets		$ 2,009,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($755,559 ÷ 38,811.3 shares)	$ 19.47

Maximum offering price per share (100/94.25 of $19.47)	$ 20.66
Class T: Net Asset Value and redemption price per share ($318,998 ÷ 16,526.3 shares)	$ 19.30

Maximum offering price per share (100/96.50 of $19.30)	$ 20.00
Class B: Net Asset Value and offering price per share ($35,622 ÷ 1,910.3 shares)A	$ 18.65

Class C: Net Asset Value and offering price per share ($263,743 ÷ 14,155.1 shares)A	$ 18.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($635,778 ÷ 32,103.6 shares)	$ 19.80

Class Z: Net Asset Value, offering price and redemption price per share ($107 ÷ 5.4 shares)	$ 19.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 47,202
Income from Fidelity Central Funds		1,175
Income before foreign taxes withheld		48,377
Less foreign taxes withheld		(3,455)
Total income		44,922

Expenses
Management fee	$ 13,407
Transfer agent fees	4,852
Distribution and service plan fees	6,285
Accounting and security lending fees	852
Custodian fees and expenses	329
Independent trustees' compensation	11
Registration fees	111
Audit	102
Legal	6
Miscellaneous	15
Total expenses before reductions	25,970
Expense reductions	(490)	25,480
Net investment income (loss)		19,442
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	196,495
Foreign currency transactions	(334)
Futures contracts	513
Total net realized gain (loss)		196,674
Change in net unrealized appreciation (depreciation) on: Investment securities	237,402
Assets and liabilities in foreign currencies	83
Futures contracts	491
Total change in net unrealized appreciation (depreciation)		237,976
Net gain (loss)		434,650
Net increase (decrease) in net assets resulting from operations		$ 454,092

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,442	$ 23,245
Net realized gain (loss)	196,674	39,797
Change in net unrealized appreciation (depreciation)	237,976	88,398
Net increase (decrease) in net assets resulting from operations	454,092	151,440
Distributions to shareholders from net investment income	(23,595)	(28,136)
Distributions to shareholders from net realized gain	(7,342)	-
Total distributions	(30,937)	(28,136)
Share transactions - net increase (decrease)	(330,363)	(644,922)
Redemption fees	17	42
Total increase (decrease) in net assets	92,809	(521,576)

Net Assets
Beginning of period	1,916,998	2,438,574
End of period (including undistributed net investment income of $17,279 and undistributed net investment income of $21,468, respectively)	$ 2,009,807	$ 1,916,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.63	$ 14.61	$ 15.63	$ 14.25	$ 12.57
Income from Investment Operations
Net investment income (loss) C	.19	.18	.22 F	.14	.17
Net realized and unrealized gain (loss)	3.92	1.03	(1.01)	1.44	1.96
Total from investment operations	4.11	1.21	(.79)	1.58	2.13
Distributions from net investment income	(.21)	(.19)	(.20)	(.19)	(.45)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.27)	(.19)	(.23)	(.20)	(.45)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 19.47	$ 15.63	$ 14.61	$ 15.63	$ 14.25
Total Return A, B	26.69%	8.47%	(5.15)%	11.17%	18.16%
Ratios to Average Net Assets D, G
Expenses before reductions	1.31%	1.32%	1.31%	1.32%	1.34%
Expenses net of fee waivers, if any	1.30%	1.32%	1.31%	1.32%	1.34%
Expenses net of all reductions	1.28%	1.31%	1.29%	1.30%	1.31%
Net investment income (loss)	1.08%	1.20%	1.38% F	.95%	1.43%
Supplemental Data
Net assets, end of period (in millions)	$ 756	$ 762	$ 916	$ 1,302	$ 1,662
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.49	$ 14.46	$ 15.47	$ 14.11	$ 12.42
Income from Investment Operations
Net investment income (loss) C	.14	.14	.18 F	.10	.14
Net realized and unrealized gain (loss)	3.89	1.03	(.99)	1.43	1.94
Total from investment operations	4.03	1.17	(.81)	1.53	2.08
Distributions from net investment income	(.16)	(.14)	(.16)	(.16)	(.39)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.22)	(.14)	(.20) I	(.17)	(.39)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 19.30	$ 15.49	$ 14.46	$ 15.47	$ 14.11
Total Return A, B	26.37%	8.17%	(5.35)%	10.88%	17.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.55%	1.58%	1.55%	1.55%	1.58%
Expenses net of fee waivers, if any	1.55%	1.58%	1.55%	1.55%	1.58%
Expenses net of all reductions	1.53%	1.57%	1.53%	1.53%	1.55%
Net investment income (loss)	.83%	.94%	1.14% F	.71%	1.19%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 304	$ 404	$ 621	$ 832
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.95	$ 13.91	$ 14.91	$ 13.61	$ 11.95
Income from Investment Operations
Net investment income (loss) C	.05	.06	.09 F	.02	.08
Net realized and unrealized gain (loss)	3.77	1.00	(.96)	1.38	1.88
Total from investment operations	3.82	1.06	(.87)	1.40	1.96
Distributions from net investment income	(.06)	(.02)	(.10)	(.09)	(.30)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.12)	(.02)	(.13)	(.10)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 14.95	$ 13.91	$ 14.91	$ 13.61
Total Return A, B	25.72%	7.64%	(5.89)%	10.34%	17.25%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.08%	2.08%	2.09%	2.10%
Expenses net of fee waivers, if any	2.08%	2.08%	2.08%	2.09%	2.10%
Expenses net of all reductions	2.06%	2.07%	2.06%	2.07%	2.07%
Net investment income (loss)	.30%	.44%	.61% F	.18%	.67%
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 59	$ 94	$ 157	$ 191
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.97	$ 13.95	$ 14.95	$ 13.65	$ 11.98
Income from Investment Operations
Net investment income (loss) C	.06	.06	.10 F	.03	.08
Net realized and unrealized gain (loss)	3.75	1.01	(.96)	1.38	1.89
Total from investment operations	3.81	1.07	(.86)	1.41	1.97
Distributions from net investment income	(.09)	(.05)	(.11)	(.10)	(.30)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.15)	(.05)	(.14)	(.11)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.63	$ 14.97	$ 13.95	$ 14.95	$ 13.65
Total Return A, B	25.71%	7.71%	(5.83)%	10.32%	17.24%
Ratios to Average Net Assets D, G
Expenses before reductions	2.04%	2.06%	2.05%	2.06%	2.09%
Expenses net of fee waivers, if any	2.04%	2.06%	2.05%	2.06%	2.09%
Expenses net of all reductions	2.01%	2.05%	2.03%	2.04%	2.06%
Net investment income (loss)	.35%	.46%	.64% F	.21%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 264	$ 246	$ 302	$ 419	$ 502
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.90	$ 14.87	$ 15.90	$ 14.48	$ 12.81
Income from Investment Operations
Net investment income (loss) B	.24	.23	.28 E	.19	.21
Net realized and unrealized gain (loss)	3.98	1.05	(1.03)	1.47	1.98
Total from investment operations	4.22	1.28	(.75)	1.66	2.19
Distributions from net investment income	(.26)	(.25)	(.25)	(.23)	(.52)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.32)	(.25)	(.28)	(.24)	(.52)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 19.80	$ 15.90	$ 14.87	$ 15.90	$ 14.48
Total Return A	27.03%	8.83%	(4.85)%	11.55%	18.45%
Ratios to Average Net Assets C, F
Expenses before reductions	.99%	1.00%	.99%	.99%	1.07%
Expenses net of fee waivers, if any	.99%	1.00%	.99%	.99%	1.07%
Expenses net of all reductions	.97%	.99%	.97%	.97%	1.04%
Net investment income (loss)	1.39%	1.52%	1.70% E	1.28%	1.70%
Supplemental Data
Net assets, end of period (in millions)	$ 636	$ 546	$ 723	$ 1,316	$ 1,540
Portfolio turnover rate D	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.54
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.24
Total from investment operations	1.27
Redemption fees added to paid in capital D	-
Net asset value, end of period	$ 19.81
Total Return B, C	6.85%
Ratios to Average Net Assets E, H
Expenses before reductions	.83% A
Expenses net of fee waivers, if any	.83% A
Expenses net of all reductions	.80% A
Net investment income (loss)	.77% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	50%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the

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3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013 , including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 494,435
Gross unrealized depreciation	(29,538)
Net unrealized appreciation (depreciation) on securities and other investments	$ 464,897

Tax Cost	$ 1,570,566

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,727
Capital loss carryforward	$ (2,815,359)
Net unrealized appreciation (depreciation)	$ 464,889

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,815,359)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 30,937	$ 28,136

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $513 and a change in net unrealized appreciation (depreciation) of $491 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $930,257 and $1,257,988, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,798	$ 86
Class T	.25%	.25%	1,528	9
Class B	.75%	.25%	460	348
Class C	.75%	.25%	2,499	99
			$ 6,285	$ 542

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76
Class T	20
Class B*	35
Class C*	4
$ 135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,992.28
Class T	837.27
Class B	138.30
Class C	647.26
Institutional Class	1,238.21
Class Z	-**	.05*
	$ 4,852

* Annualized

** Amount represents eleven dollars.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,122. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement

Class A	$ 5
Class T	3
Class B	-*
Class C	2
Institutional Class	4
$ 14

* Amount represents two hundred and sixty-two dollars.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $476 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by ninety-five dollars.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 9,993	$ 11,830
Class T	3,119	3,677
Class B	218	137
Class C	1,491	1,044
Institutional Class	8,774	11,448
Total	23,595	28,136
From net realized gain
Class A	$ 2,917	$ -
Class T	1,167	-
Class B	229	-
Class C	978	-
Institutional Class	2,051	-
Total	$ 7,342	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	5,624	7,355	$ 97,285	$ 107,661
Reinvestment of distributions	758	768	12,002	10,735
Shares redeemed	(16,315)	(22,053)	(276,915)	(321,084)
Net increase (decrease)	(9,933)	(13,930)	$ (167,628)	$ (202,688)
Class T
Shares sold	1,308	1,704	$ 22,307	$ 24,709
Reinvestment of distributions	255	246	4,007	3,415
Shares redeemed	(4,655)	(10,272)	(78,662)	(148,591)
Net increase (decrease)	(3,092)	(8,322)	$ (52,348)	$ (120,467)
Class B
Shares sold	17	22	$ 283	$ 305
Reinvestment of distributions	26	9	396	118
Shares redeemed	(2,107)	(2,779)	(34,470)	(39,153)
Net increase (decrease)	(2,064)	(2,748)	$ (33,791)	$ (38,730)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	787	700	$ 13,034	$ 9,812
Reinvestment of distributions	129	60	1,968	813
Shares redeemed	(3,176)	(5,985)	(51,899)	(83,760)
Net increase (decrease)	(2,260)	(5,225)	$ (36,897)	$ (73,135)
Institutional Class
Shares sold	4,395	7,200	$ 77,113	$ 106,131
Reinvestment of distributions	586	640	9,415	9,062
Shares redeemed	(7,233)	(22,132)	(126,327)	(325,095)
Net increase (decrease)	(2,252)	(14,292)	$ (39,799)	$ (209,902)
Class Z
Shares sold	5	-	$ 100	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-
present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-
present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-
present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-
present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.178	$0.171
Class T	12/09/13	12/06/13	$0.138	$0.171
Class B	12/09/13	12/06/13	$0.000	$0.169
Class C	12/09/13	12/06/13	$0.070	$0.171

Class A designates 4%, Class T designates 5%, Class B designates 9%, and Class C designates 7% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100%, of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.247	$0.0137
Class T	12/10/12	$0.207	$0.0137
Class B	12/10/12	$0.116	$0.0137
Class C	12/10/12	$0.146	$0.0137

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADIF-UANN-1213
1.784735.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	27.03%	11.69%	7.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI ® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from William Bower, Portfolio Manager of Fidelity Advisor® Diversified International Fund: For the year, the fund's Institutional Class shares were up 27.03%, in line with the 27.02% return of the MSCI® EAFE® Index. Security selection in Europe and among banks and automotive-related stocks hurt the fund the most versus the index, followed by exposure to weak-performing emerging markets (EM) and a modest cash position, held for liquidity purposes. Conversely, good picks in the U.K. and Japan and among gaming and Internet-related stocks helped narrow the performance gap. Among specific fund positions, underweighting Toyota Motor and Daimler detracted, while overweighting ORIX and SoftBank, both based in Japan, helped. I favored Honda over Toyota because of its motorcycles business and its finance facility, and because I thought the recovery in margins looked a little better for Honda. I was wrong: Toyota recovered quite sharply. I avoided Daimler because I think its Mercedes-Benz brand has not executed as well as Volkswagen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.29%
Actual		$ 1,000.00	$ 1,099.40	$ 6.83 C
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.56 D
Class T	1.54%
Actual		$ 1,000.00	$ 1,097.80	$ 8.14 C
Hypothetical A		$ 1,000.00	$ 1,017.44	$ 7.83 D
Class B	2.06%
Actual		$ 1,000.00	$ 1,095.10	$ 10.88 C
Hypothetical A		$ 1,000.00	$ 1,014.82	$ 10.46 D
Class C	2.02%
Actual		$ 1,000.00	$ 1,095.20	$ 10.67 C
Hypothetical A		$ 1,000.00	$ 1,015.02	$ 10.26 D
Institutional Class	.98%
Actual		$ 1,000.00	$ 1,101.20	$ 5.19 C
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99 D
Class Z	.83%
Actual		$ 1,000.00	$ 1,068.50	$ 1.88 C
Hypothetical A		$ 1,000.00	$ 1,021.02	$ 4.23 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) Class A, Class T, Class B, Class C and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Sanofi SA (France, Pharmaceuticals)	2.5	2.6
ORIX Corp. (Japan, Diversified Financial Services)	2.1	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.8	2.0
Bayer AG (Germany, Pharmaceuticals)	1.7	1.4
Japan Tobacco, Inc. (Japan, Tobacco)	1.5	1.7
	9.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	19.9
Consumer Discretionary	18.3	15.9
Health Care	14.4	14.8
Consumer Staples	11.9	15.9
Information Technology	8.9	8.9
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	16.7
United Kingdom	17.4	18.3
Germany	9.1	9.6
France	8.7	7.5
United States of America	7.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks and Equity Futures 99.5%	Stocks and Equity Futures 98.3%
Investment Companies 0.3%	Investment Companies 0.5%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
Australia - 3.4%
Ansell Ltd.	214,491	$ 3,951
Australia & New Zealand Banking Group Ltd.	629,890	20,146
BHP Billiton Ltd. sponsored ADR (d)	331,636	23,443
CSL Ltd.	167,531	11,005
Telstra Corp. Ltd.	631,653	3,092
Westfield Group unit	645,269	6,599
TOTAL AUSTRALIA		68,236
Austria - 0.2%
Andritz AG	52,900	3,259
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	2,287,318	13,108
Bailiwick of Jersey - 1.9%
Experian PLC	791,300	16,113
Shire PLC	94,400	4,186
Wolseley PLC	111,557	6,012
WPP PLC	528,024	11,218
TOTAL BAILIWICK OF JERSEY		37,529
Belgium - 2.6%
Anheuser-Busch InBev SA NV	288,331	29,889
KBC Groupe SA	340,791	18,578
UCB SA	54,600	3,590
TOTAL BELGIUM		52,057
Bermuda - 0.1%
Bunge Ltd.	37,100	3,047
Brazil - 0.3%
Petroleo Brasileiro SA - Petrobras sponsored ADR	122,900	2,142
TIM Participacoes SA sponsored ADR	148,900	3,785
TOTAL BRAZIL		5,927
Canada - 3.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	173,700	11,765
Canadian Natural Resources Ltd.	189,300	6,008
CGI Group, Inc. Class A (sub. vtg.) (a)	329,100	11,041
Constellation Software, Inc.	29,100	5,301
Entertainment One Ltd. (a)	546,000	2,162
Potash Corp. of Saskatchewan, Inc.	155,000	4,817
Suncor Energy, Inc.	265,200	9,637
Tourmaline Oil Corp. (a)	86,300	3,346
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
TransForce, Inc.	92,700	$ 2,053
Valeant Pharmaceuticals International, Inc. (Canada) (a)	76,500	8,082
TOTAL CANADA		64,212
Cayman Islands - 1.9%
Baidu.com, Inc. sponsored ADR (a)	67,000	10,780
Greatview Aseptic Pack Co. Ltd.	3,658,000	2,302
Sands China Ltd.	1,800,400	12,795
SINA Corp. (a)	47,400	3,961
Springland International Holdings Ltd.	7,237,000	3,967
Tencent Holdings Ltd.	73,100	3,990
TOTAL CAYMAN ISLANDS		37,795
Denmark - 1.6%
Genmab A/S (a)	68,100	2,957
Novo Nordisk A/S Series B	178,208	29,681
TOTAL DENMARK		32,638
Finland - 0.3%
Sampo Oyj (A Shares)	113,300	5,367
France - 8.7%
Air Liquide SA	35,000	4,766
Arkema SA	48,400	5,495
AXA SA	405,000	10,118
BNP Paribas SA	222,943	16,509
Bureau Veritas SA	222,600	6,722
Cap Gemini SA	97,400	6,407
Edenred SA	121,410	4,125
Essilor International SA	37,944	4,075
Kering SA	84,600	19,223
LVMH Moet Hennessy - Louis Vuitton SA	55,131	10,614
Publicis Groupe SA	160,000	13,345
Renault SA	45,200	3,959
Sanofi SA	464,430	49,522
Schneider Electric SA	96,000	8,088
Total SA sponsored ADR (d)	180,500	11,043
TOTAL FRANCE		174,011
Germany - 7.2%
adidas AG	121,900	13,916
Allianz SE	49,167	8,271
BASF AG	206,314	21,466
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Bayer AG	270,852	$ 33,664
Brenntag AG	27,600	4,677
Continental AG	24,000	4,397
Deutsche Post AG	135,931	4,600
Fresenius SE & Co. KGaA	80,500	10,463
Linde AG	50,347	9,567
OSRAM Licht AG (a)	38,779	2,009
ProSiebenSat.1 Media AG	90,800	4,325
SAP AG	290,113	22,702
Siemens AG	40,272	5,146
TOTAL GERMANY		145,203
Greece - 0.2%
Jumbo SA (a)	328,000	4,409
Hong Kong - 1.7%
AIA Group Ltd.	4,183,000	21,231
Galaxy Entertainment Group Ltd. (a)	1,750,000	13,058
TOTAL HONG KONG		34,289
India - 1.7%
Apollo Hospitals Enterprise Ltd.	199,507	2,942
HDFC Bank Ltd.	804,283	8,932
Housing Development Finance Corp. Ltd.	581,276	8,065
ITC Ltd.	1,141,123	6,203
Mahindra & Mahindra Financial Services Ltd.	160,445	735
Pidilite Industries Ltd.	524,041	2,454
United Spirits Ltd.	97,038	4,053
TOTAL INDIA		33,384
Indonesia - 0.1%
PT Bank Rakyat Indonesia Tbk	2,107,000	1,477
Ireland - 0.9%
Accenture PLC Class A	24,623	1,810
Actavis PLC (a)	28,300	4,375
DCC PLC (United Kingdom)	68,300	3,065
Greencore Group PLC	641,200	1,852
Ryanair Holdings PLC sponsored ADR	147,800	7,421
TOTAL IRELAND		18,523
Israel - 0.0%
Teva Pharmaceutical Industries Ltd. sponsored ADR	9,800	363
Common Stocks - continued
	Shares	Value (000s)
Italy - 0.7%
Prada SpA	72,400	$ 706
UniCredit SpA	1,255,000	9,440
World Duty Free SpA (a)	404,952	4,487
TOTAL ITALY		14,633
Japan - 17.0%
ACOM Co. Ltd. (a)	730,600	2,861
AEON Financial Service Co. Ltd.	97,900	3,007
Aozora Bank Ltd.	1,812,000	5,268
Coca-Cola Central Japan Co. Ltd.	4,400	78
Cosmos Pharmaceutical Corp.	21,300	2,595
Don Quijote Co. Ltd.	243,300	16,196
Fuji Heavy Industries Ltd.	138,000	3,773
GMO Internet, Inc.	186,700	2,122
Hajime Construction Co. Ltd.	31,600	2,179
Honda Motor Co. Ltd. sponsored ADR (d)	542,906	21,695
Hoya Corp.	451,500	10,827
Japan Exchange Group, Inc.	226,300	5,261
Japan Tobacco, Inc.	835,500	30,231
JSR Corp.	333,800	6,358
KDDI Corp.	241,700	13,090
Keyence Corp.	55,500	23,787
Leopalace21 Corp. (a)	500,100	3,472
Miraca Holdings, Inc.	102,300	4,609
Mitsubishi UFJ Financial Group, Inc.	3,268,900	20,817
Nitori Holdings Co. Ltd.	33,250	3,119
Nitto Denko Corp.	22,500	1,180
Nomura Holdings, Inc.	950,000	7,018
Omron Corp.	105,900	4,041
ORIX Corp.	2,420,600	41,927
Park24 Co. Ltd.	116,100	2,267
Pigeon Corp.	53,400	2,755
Rakuten, Inc.	1,380,300	17,985
Santen Pharmaceutical Co. Ltd.	60,700	3,081
Seven & i Holdings Co., Ltd.	277,700	10,277
SHIMANO, Inc.	63,400	5,549
Shinsei Bank Ltd.	2,733,000	6,399
Ship Healthcare Holdings, Inc.	95,400	3,915
SMC Corp.	3,800	885
SoftBank Corp.	394,100	29,431
Sumitomo Mitsui Financial Group, Inc.	216,400	10,460
Toyota Motor Corp. sponsored ADR	54,500	7,053
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Tsuruha Holdings, Inc.	37,500	$ 3,405
Yahoo! Japan Corp.	715,200	3,337
TOTAL JAPAN		342,310
Kenya - 0.2%
Safaricom Ltd.	31,403,100	3,477
Korea (South) - 1.0%
NHN Corp.	22,492	12,652
Orion Corp.	7,649	7,460
TOTAL KOREA (SOUTH)		20,112
Luxembourg - 0.5%
Eurofins Scientific SA	38,800	10,639
Mexico - 0.5%
America Movil S.A.B. de CV Series L sponsored ADR	282,400	6,046
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	22,400	2,090
Grupo Mexico SA de CV Series B	564,356	1,783
TOTAL MEXICO		9,919
Netherlands - 2.3%
AEGON NV	2,080,900	16,557
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	126,500	4,479
Royal DSM NV	56,400	4,272
Unilever NV (Certificaten Van Aandelen) (Bearer)	524,200	20,782
TOTAL NETHERLANDS		46,090
New Zealand - 0.1%
Ryman Healthcare Group Ltd.	388,844	2,425
Norway - 1.1%
DNB ASA	574,199	10,176
Telenor ASA	459,400	11,035
TOTAL NORWAY		21,211
Singapore - 0.5%
Global Logistic Properties Ltd.	2,104,000	5,234
United Overseas Bank Ltd.	329,000	5,520
TOTAL SINGAPORE		10,754
Common Stocks - continued
	Shares	Value (000s)
South Africa - 1.0%
Nampak Ltd.	1,307,800	$ 4,325
Naspers Ltd. Class N	167,500	15,668
TOTAL SOUTH AFRICA		19,993
Spain - 2.5%
Amadeus IT Holding SA Class A	217,500	8,077
Antena 3 de Television SA	128,282	2,151
Banco Bilbao Vizcaya Argentaria SA	345,962	4,043
Grifols SA ADR	198,019	5,972
Iberdrola SA	866,800	5,447
Inditex SA	149,351	24,537
TOTAL SPAIN		50,227
Sweden - 2.4%
ASSA ABLOY AB (B Shares)	100,600	4,994
Atlas Copco AB (A Shares)	177,000	4,911
Investment AB Kinnevik (B Shares)	112,700	4,153
Nordea Bank AB	801,600	10,267
Svenska Cellulosa AB (SCA) (B Shares)	495,000	14,055
Svenska Handelsbanken AB (A Shares)	212,000	9,605
TOTAL SWEDEN		47,985
Switzerland - 5.5%
Actelion Ltd.	18,004	1,394
Compagnie Financiere Richemont SA Series A	106,538	10,926
Credit Suisse Group	248,870	7,742
Nestle SA	372,149	26,863
Roche Holding AG (participation certificate)	49,497	13,703
SGS SA (Reg.)	1,260	2,952
Syngenta AG (Switzerland)	49,708	20,063
UBS AG	1,389,224	26,869
TOTAL SWITZERLAND		110,512
Taiwan - 0.6%
Cleanaway Co. Ltd.	172,000	1,075
Pacific Hospital Supply Co. Ltd.	573,000	2,132
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	532,400	9,801
TOTAL TAIWAN		13,008
United Kingdom - 17.4%
Alabama Noor Hospitals Group PLC (a)	209,300	2,853
Associated British Foods PLC	157,900	5,740
Barclays PLC	3,226,127	13,574
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Barratt Developments PLC	401,800	$ 2,159
BG Group PLC	669,092	13,662
British American Tobacco PLC sponsored ADR	156,000	17,236
BT Group PLC	1,606,000	9,717
Bunzl PLC	74,300	1,640
Capita Group PLC	247,200	3,908
Compass Group PLC	430,100	6,186
Dechra Pharmaceuticals PLC	360,400	3,987
Diageo PLC	128,735	4,104
Diploma PLC	308,600	3,429
Domino's Pizza UK & IRL PLC	354,200	3,328
Dunelm Group PLC	343,700	4,877
easyJet PLC	192,200	4,034
Filtrona PLC	696,900	8,755
GlaxoSmithKline PLC	380,100	10,020
Hikma Pharmaceuticals PLC	217,537	4,189
HSBC Holdings PLC sponsored ADR	644,697	35,484
IMI PLC	123,100	2,998
InterContinental Hotel Group PLC	175,880	5,125
Intertek Group PLC	123,700	6,609
ITV PLC	658,800	2,017
Jazztel PLC (a)	190,900	2,094
Johnson Matthey PLC	111,500	5,371
Kingfisher PLC	2,080,900	12,595
Lloyds Banking Group PLC (a)	8,717,100	10,781
Next PLC	235,700	20,578
Prudential PLC	1,031,522	21,095
Reckitt Benckiser Group PLC	162,213	12,609
Rolls-Royce Group PLC	726,000	13,387
Royal Dutch Shell PLC Class B (United Kingdom)	114,953	3,980
SABMiller PLC	99,100	5,171
Serco Group PLC	504,841	4,509
Spectris PLC	80,900	2,999
Standard Chartered PLC (United Kingdom)	689,428	16,576
Taylor Wimpey PLC	4,190,400	7,404
Travis Perkins PLC	220,300	6,556
Vodafone Group PLC sponsored ADR	575,900	21,205
Whitbread PLC	116,872	6,433
TOTAL UNITED KINGDOM		348,974
United States of America - 7.0%
AbbVie, Inc.	224,800	10,892
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Accuray, Inc. (a)(d)	334,600	$ 2,259
Alexion Pharmaceuticals, Inc. (a)	33,100	4,070
Amgen, Inc.	17,000	1,972
Anadarko Petroleum Corp.	34,600	3,297
BioMarin Pharmaceutical, Inc. (a)	45,700	2,871
Boston Scientific Corp. (a)	165,100	1,930
Celldex Therapeutics, Inc. (a)	41,600	953
Fidelity National Information Services, Inc.	63,300	3,086
Gilead Sciences, Inc. (a)	191,400	13,587
Google, Inc. Class A (a)	5,095	5,251
Las Vegas Sands Corp.	184,400	12,949
MasterCard, Inc. Class A	17,440	12,506
McGraw-Hill Companies, Inc.	134,800	9,393
Monsanto Co.	44,600	4,678
Noble Energy, Inc.	151,200	11,329
Perrigo Co.	45,100	6,219
PriceSmart, Inc.	21,500	2,446
The Blackstone Group LP	78,400	2,060
Time Warner, Inc.	63,900	4,392
Twenty-First Century Fox, Inc. Class B	145,700	4,954
ViroPharma, Inc. (a)	113,800	4,418
Visa, Inc. Class A	59,300	11,663
Yum! Brands, Inc.	44,900	3,036
TOTAL UNITED STATES OF AMERICA		140,211
TOTAL COMMON STOCKS (Cost $1,468,683)		1,947,314
Preferred Stocks - 1.9%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc. Series C (f)	60,264	487
Nonconvertible Preferred Stocks - 1.9%
Germany - 1.9%
Henkel AG & Co. KGaA	131,700	14,252
Sartorius AG (non-vtg.)	34,600	3,650
Volkswagen AG	75,400	19,164
TOTAL GERMANY		37,066
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	62,436,000	$ 100
TOTAL NONCONVERTIBLE PREFERRED STOCKS		37,166
TOTAL PREFERRED STOCKS (Cost $23,941)		37,653
Investment Companies - 0.3%

United States of America - 0.3%
WisdomTree Japan Hedged Equity ETF (Cost $5,135)	103,000	4,911
Government Obligations - 0.0%
Principal Amount (000s)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.05% 11/7/13 to 1/2/14 (e) (Cost $810)	$ 810	810
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	16,663,169	16,663
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	28,112,100	28,112
TOTAL MONEY MARKET FUNDS (Cost $44,775)		44,775
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,543,344)		2,035,463
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(25,656)
NET ASSETS - 100%		$ 2,009,807
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
182 Nikkei 225 Index Contracts (Japan)	Dec. 2013	$ 13,163	$ 491

The face value of futures purchased as a percentage of net assets is 0.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $810,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $487,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series C	6/7/13	$ 487
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 53
Fidelity Securities Lending Cash Central Fund	1,122
Total	$ 1,175
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 369,096	$ 314,683	$ 51,747	$ 2,666
Consumer Staples	238,958	107,979	130,979	-
Energy	64,444	60,464	3,980	-
Financials	464,195	248,112	216,083	-
Health Care	290,596	185,582	105,014	-
Industrials	138,594	130,296	8,298	-
Information Technology	179,570	112,754	66,816	-
Materials	131,095	103,494	27,601	-
Telecommunication Services	102,972	50,734	52,238	-
Utilities	5,447	5,447	-	-
Investment Companies	4,911	4,911	-	-
Government Obligations	810	-	810	-
Money Market Funds	44,775	44,775	-	-
Total Investments in Securities:	$ 2,035,463	$ 1,369,231	$ 663,566	$ 2,666
Derivative Instruments:
Assets
Futures Contracts	$ 491	$ 491	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 225,738
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type (Amounts in thousands)	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 491	$ -
Total Equity Risk	$ 491	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $27,325) - See accompanying schedule: Unaffiliated issuers (cost $1,498,569)	$ 1,990,688
Fidelity Central Funds (cost $44,775)	44,775
Total Investments (cost $1,543,344)		$ 2,035,463
Receivable for investments sold		8,586
Receivable for fund shares sold		1,349
Dividends receivable		4,189
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		6
Other receivables		222
Total assets		2,049,822

Liabilities
Payable for investments purchased	$ 4,983
Payable for fund shares redeemed	2,056
Accrued management fee	1,155
Distribution and service plan fees payable	531
Payable for daily variation margin for derivative instruments	114
Other affiliated payables	466
Other payables and accrued expenses	2,598
Collateral on securities loaned, at value	28,112
Total liabilities		40,015

Net Assets		$ 2,009,807
Net Assets consist of:
Paid in capital		$ 4,328,046
Undistributed net investment income		17,279
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,825,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		490,207
Net Assets		$ 2,009,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($755,559 ÷ 38,811.3 shares)	$ 19.47

Maximum offering price per share (100/94.25 of $19.47)	$ 20.66
Class T: Net Asset Value and redemption price per share ($318,998 ÷ 16,526.3 shares)	$ 19.30

Maximum offering price per share (100/96.50 of $19.30)	$ 20.00
Class B: Net Asset Value and offering price per share ($35,622 ÷ 1,910.3 shares)A	$ 18.65

Class C: Net Asset Value and offering price per share ($263,743 ÷ 14,155.1 shares)A	$ 18.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($635,778 ÷ 32,103.6 shares)	$ 19.80

Class Z: Net Asset Value, offering price and redemption price per share ($107 ÷ 5.4 shares)	$ 19.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 47,202
Income from Fidelity Central Funds		1,175
Income before foreign taxes withheld		48,377
Less foreign taxes withheld		(3,455)
Total income		44,922

Expenses
Management fee	$ 13,407
Transfer agent fees	4,852
Distribution and service plan fees	6,285
Accounting and security lending fees	852
Custodian fees and expenses	329
Independent trustees' compensation	11
Registration fees	111
Audit	102
Legal	6
Miscellaneous	15
Total expenses before reductions	25,970
Expense reductions	(490)	25,480
Net investment income (loss)		19,442
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	196,495
Foreign currency transactions	(334)
Futures contracts	513
Total net realized gain (loss)		196,674
Change in net unrealized appreciation (depreciation) on: Investment securities	237,402
Assets and liabilities in foreign currencies	83
Futures contracts	491
Total change in net unrealized appreciation (depreciation)		237,976
Net gain (loss)		434,650
Net increase (decrease) in net assets resulting from operations		$ 454,092

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,442	$ 23,245
Net realized gain (loss)	196,674	39,797
Change in net unrealized appreciation (depreciation)	237,976	88,398
Net increase (decrease) in net assets resulting from operations	454,092	151,440
Distributions to shareholders from net investment income	(23,595)	(28,136)
Distributions to shareholders from net realized gain	(7,342)	-
Total distributions	(30,937)	(28,136)
Share transactions - net increase (decrease)	(330,363)	(644,922)
Redemption fees	17	42
Total increase (decrease) in net assets	92,809	(521,576)

Net Assets
Beginning of period	1,916,998	2,438,574
End of period (including undistributed net investment income of $17,279 and undistributed net investment income of $21,468, respectively)	$ 2,009,807	$ 1,916,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.63	$ 14.61	$ 15.63	$ 14.25	$ 12.57
Income from Investment Operations
Net investment income (loss) C	.19	.18	.22 F	.14	.17
Net realized and unrealized gain (loss)	3.92	1.03	(1.01)	1.44	1.96
Total from investment operations	4.11	1.21	(.79)	1.58	2.13
Distributions from net investment income	(.21)	(.19)	(.20)	(.19)	(.45)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.27)	(.19)	(.23)	(.20)	(.45)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 19.47	$ 15.63	$ 14.61	$ 15.63	$ 14.25
Total Return A, B	26.69%	8.47%	(5.15)%	11.17%	18.16%
Ratios to Average Net Assets D, G
Expenses before reductions	1.31%	1.32%	1.31%	1.32%	1.34%
Expenses net of fee waivers, if any	1.30%	1.32%	1.31%	1.32%	1.34%
Expenses net of all reductions	1.28%	1.31%	1.29%	1.30%	1.31%
Net investment income (loss)	1.08%	1.20%	1.38% F	.95%	1.43%
Supplemental Data
Net assets, end of period (in millions)	$ 756	$ 762	$ 916	$ 1,302	$ 1,662
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.49	$ 14.46	$ 15.47	$ 14.11	$ 12.42
Income from Investment Operations
Net investment income (loss) C	.14	.14	.18 F	.10	.14
Net realized and unrealized gain (loss)	3.89	1.03	(.99)	1.43	1.94
Total from investment operations	4.03	1.17	(.81)	1.53	2.08
Distributions from net investment income	(.16)	(.14)	(.16)	(.16)	(.39)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.22)	(.14)	(.20) I	(.17)	(.39)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 19.30	$ 15.49	$ 14.46	$ 15.47	$ 14.11
Total Return A, B	26.37%	8.17%	(5.35)%	10.88%	17.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.55%	1.58%	1.55%	1.55%	1.58%
Expenses net of fee waivers, if any	1.55%	1.58%	1.55%	1.55%	1.58%
Expenses net of all reductions	1.53%	1.57%	1.53%	1.53%	1.55%
Net investment income (loss)	.83%	.94%	1.14% F	.71%	1.19%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 304	$ 404	$ 621	$ 832
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.95	$ 13.91	$ 14.91	$ 13.61	$ 11.95
Income from Investment Operations
Net investment income (loss) C	.05	.06	.09 F	.02	.08
Net realized and unrealized gain (loss)	3.77	1.00	(.96)	1.38	1.88
Total from investment operations	3.82	1.06	(.87)	1.40	1.96
Distributions from net investment income	(.06)	(.02)	(.10)	(.09)	(.30)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.12)	(.02)	(.13)	(.10)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 14.95	$ 13.91	$ 14.91	$ 13.61
Total Return A, B	25.72%	7.64%	(5.89)%	10.34%	17.25%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.08%	2.08%	2.09%	2.10%
Expenses net of fee waivers, if any	2.08%	2.08%	2.08%	2.09%	2.10%
Expenses net of all reductions	2.06%	2.07%	2.06%	2.07%	2.07%
Net investment income (loss)	.30%	.44%	.61% F	.18%	.67%
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 59	$ 94	$ 157	$ 191
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.97	$ 13.95	$ 14.95	$ 13.65	$ 11.98
Income from Investment Operations
Net investment income (loss) C	.06	.06	.10 F	.03	.08
Net realized and unrealized gain (loss)	3.75	1.01	(.96)	1.38	1.89
Total from investment operations	3.81	1.07	(.86)	1.41	1.97
Distributions from net investment income	(.09)	(.05)	(.11)	(.10)	(.30)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.15)	(.05)	(.14)	(.11)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.63	$ 14.97	$ 13.95	$ 14.95	$ 13.65
Total Return A, B	25.71%	7.71%	(5.83)%	10.32%	17.24%
Ratios to Average Net Assets D, G
Expenses before reductions	2.04%	2.06%	2.05%	2.06%	2.09%
Expenses net of fee waivers, if any	2.04%	2.06%	2.05%	2.06%	2.09%
Expenses net of all reductions	2.01%	2.05%	2.03%	2.04%	2.06%
Net investment income (loss)	.35%	.46%	.64% F	.21%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 264	$ 246	$ 302	$ 419	$ 502
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.90	$ 14.87	$ 15.90	$ 14.48	$ 12.81
Income from Investment Operations
Net investment income (loss) B	.24	.23	.28 E	.19	.21
Net realized and unrealized gain (loss)	3.98	1.05	(1.03)	1.47	1.98
Total from investment operations	4.22	1.28	(.75)	1.66	2.19
Distributions from net investment income	(.26)	(.25)	(.25)	(.23)	(.52)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.32)	(.25)	(.28)	(.24)	(.52)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 19.80	$ 15.90	$ 14.87	$ 15.90	$ 14.48
Total Return A	27.03%	8.83%	(4.85)%	11.55%	18.45%
Ratios to Average Net Assets C, F
Expenses before reductions	.99%	1.00%	.99%	.99%	1.07%
Expenses net of fee waivers, if any	.99%	1.00%	.99%	.99%	1.07%
Expenses net of all reductions	.97%	.99%	.97%	.97%	1.04%
Net investment income (loss)	1.39%	1.52%	1.70% E	1.28%	1.70%
Supplemental Data
Net assets, end of period (in millions)	$ 636	$ 546	$ 723	$ 1,316	$ 1,540
Portfolio turnover rate D	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.54
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.24
Total from investment operations	1.27
Redemption fees added to paid in capital D	-
Net asset value, end of period	$ 19.81
Total Return B, C	6.85%
Ratios to Average Net Assets E, H
Expenses before reductions	.83% A
Expenses net of fee waivers, if any	.83% A
Expenses net of all reductions	.80% A
Net investment income (loss)	.77% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	50%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013 , including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 494,435
Gross unrealized depreciation	(29,538)
Net unrealized appreciation (depreciation) on securities and other investments	$ 464,897

Tax Cost	$ 1,570,566

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,727
Capital loss carryforward	$ (2,815,359)
Net unrealized appreciation (depreciation)	$ 464,889

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,815,359)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 30,937	$ 28,136

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $513 and a change in net unrealized appreciation (depreciation) of $491 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $930,257 and $1,257,988, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,798	$ 86
Class T	.25%	.25%	1,528	9
Class B	.75%	.25%	460	348
Class C	.75%	.25%	2,499	99
			$ 6,285	$ 542

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76
Class T	20
Class B*	35
Class C*	4
$ 135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,992.28
Class T	837.27
Class B	138.30
Class C	647.26
Institutional Class	1,238.21
Class Z	-**	.05*
	$ 4,852

* Annualized

** Amount represents eleven dollars.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,122. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement

Class A	$ 5
Class T	3
Class B	-*
Class C	2
Institutional Class	4
$ 14

* Amount represents two hundred and sixty-two dollars.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $476 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by ninety-five dollars.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 9,993	$ 11,830
Class T	3,119	3,677
Class B	218	137
Class C	1,491	1,044
Institutional Class	8,774	11,448
Total	23,595	28,136
From net realized gain
Class A	$ 2,917	$ -
Class T	1,167	-
Class B	229	-
Class C	978	-
Institutional Class	2,051	-
Total	$ 7,342	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	5,624	7,355	$ 97,285	$ 107,661
Reinvestment of distributions	758	768	12,002	10,735
Shares redeemed	(16,315)	(22,053)	(276,915)	(321,084)
Net increase (decrease)	(9,933)	(13,930)	$ (167,628)	$ (202,688)
Class T
Shares sold	1,308	1,704	$ 22,307	$ 24,709
Reinvestment of distributions	255	246	4,007	3,415
Shares redeemed	(4,655)	(10,272)	(78,662)	(148,591)
Net increase (decrease)	(3,092)	(8,322)	$ (52,348)	$ (120,467)
Class B
Shares sold	17	22	$ 283	$ 305
Reinvestment of distributions	26	9	396	118
Shares redeemed	(2,107)	(2,779)	(34,470)	(39,153)
Net increase (decrease)	(2,064)	(2,748)	$ (33,791)	$ (38,730)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	787	700	$ 13,034	$ 9,812
Reinvestment of distributions	129	60	1,968	813
Shares redeemed	(3,176)	(5,985)	(51,899)	(83,760)
Net increase (decrease)	(2,260)	(5,225)	$ (36,897)	$ (73,135)
Institutional Class
Shares sold	4,395	7,200	$ 77,113	$ 106,131
Reinvestment of distributions	586	640	9,415	9,062
Shares redeemed	(7,233)	(22,132)	(126,327)	(325,095)
Net increase (decrease)	(2,252)	(14,292)	$ (39,799)	$ (209,902)
Class Z
Shares sold	5	-	$ 100	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-
present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-
present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-
present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-
present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/09/13	12/06/13	$0.227	$0.171

Class I designates 3% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/10/12	$0.293	$0.0137

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADIFI-UANN-1213
1.784736.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Diversified International

Fund - Class Z

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class Z A	27.09%	11.70%	7.23%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Institutional Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class Z on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI ® EAFE® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from William Bower, Portfolio Manager of Fidelity Advisor® Diversified International Fund: For the year, the fund's Class Z shares performed in line with the 27.02% return of the MSCI® EAFE® Index. (For specific class-level results, please refer to the performance section of this report.) Security selection in Europe and among banks and automotive-related stocks hurt the fund the most versus the index, followed by exposure to weak-performing emerging markets (EM) and a modest cash position, held for liquidity purposes. Conversely, good picks in the U.K. and Japan and among gaming and Internet-related stocks helped narrow the performance gap. Among specific fund positions, underweighting Toyota Motor and Daimler detracted, while overweighting ORIX and SoftBank, both based in Japan, helped. I favored Honda over Toyota because of its motorcycles business and its finance facility, and because I thought the recovery in margins looked a little better for Honda. I was wrong: Toyota recovered quite sharply. I avoided Daimler because I think its Mercedes-Benz brand has not executed as well as Volkswagen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.29%
Actual		$ 1,000.00	$ 1,099.40	$ 6.83 C
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.56 D
Class T	1.54%
Actual		$ 1,000.00	$ 1,097.80	$ 8.14 C
Hypothetical A		$ 1,000.00	$ 1,017.44	$ 7.83 D
Class B	2.06%
Actual		$ 1,000.00	$ 1,095.10	$ 10.88 C
Hypothetical A		$ 1,000.00	$ 1,014.82	$ 10.46 D
Class C	2.02%
Actual		$ 1,000.00	$ 1,095.20	$ 10.67 C
Hypothetical A		$ 1,000.00	$ 1,015.02	$ 10.26 D
Institutional Class	.98%
Actual		$ 1,000.00	$ 1,101.20	$ 5.19 C
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99 D
Class Z	.83%
Actual		$ 1,000.00	$ 1,068.50	$ 1.88 C
Hypothetical A		$ 1,000.00	$ 1,021.02	$ 4.23 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) Class A, Class T, Class B, Class C and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Sanofi SA (France, Pharmaceuticals)	2.5	2.6
ORIX Corp. (Japan, Diversified Financial Services)	2.1	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.8	2.0
Bayer AG (Germany, Pharmaceuticals)	1.7	1.4
Japan Tobacco, Inc. (Japan, Tobacco)	1.5	1.7
	9.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	19.9
Consumer Discretionary	18.3	15.9
Health Care	14.4	14.8
Consumer Staples	11.9	15.9
Information Technology	8.9	8.9
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	16.7
United Kingdom	17.4	18.3
Germany	9.1	9.6
France	8.7	7.5
United States of America	7.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks and Equity Futures 99.5%	Stocks and Equity Futures 98.3%
Investment Companies 0.3%	Investment Companies 0.5%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
Australia - 3.4%
Ansell Ltd.	214,491	$ 3,951
Australia & New Zealand Banking Group Ltd.	629,890	20,146
BHP Billiton Ltd. sponsored ADR (d)	331,636	23,443
CSL Ltd.	167,531	11,005
Telstra Corp. Ltd.	631,653	3,092
Westfield Group unit	645,269	6,599
TOTAL AUSTRALIA		68,236
Austria - 0.2%
Andritz AG	52,900	3,259
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	2,287,318	13,108
Bailiwick of Jersey - 1.9%
Experian PLC	791,300	16,113
Shire PLC	94,400	4,186
Wolseley PLC	111,557	6,012
WPP PLC	528,024	11,218
TOTAL BAILIWICK OF JERSEY		37,529
Belgium - 2.6%
Anheuser-Busch InBev SA NV	288,331	29,889
KBC Groupe SA	340,791	18,578
UCB SA	54,600	3,590
TOTAL BELGIUM		52,057
Bermuda - 0.1%
Bunge Ltd.	37,100	3,047
Brazil - 0.3%
Petroleo Brasileiro SA - Petrobras sponsored ADR	122,900	2,142
TIM Participacoes SA sponsored ADR	148,900	3,785
TOTAL BRAZIL		5,927
Canada - 3.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	173,700	11,765
Canadian Natural Resources Ltd.	189,300	6,008
CGI Group, Inc. Class A (sub. vtg.) (a)	329,100	11,041
Constellation Software, Inc.	29,100	5,301
Entertainment One Ltd. (a)	546,000	2,162
Potash Corp. of Saskatchewan, Inc.	155,000	4,817
Suncor Energy, Inc.	265,200	9,637
Tourmaline Oil Corp. (a)	86,300	3,346
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
TransForce, Inc.	92,700	$ 2,053
Valeant Pharmaceuticals International, Inc. (Canada) (a)	76,500	8,082
TOTAL CANADA		64,212
Cayman Islands - 1.9%
Baidu.com, Inc. sponsored ADR (a)	67,000	10,780
Greatview Aseptic Pack Co. Ltd.	3,658,000	2,302
Sands China Ltd.	1,800,400	12,795
SINA Corp. (a)	47,400	3,961
Springland International Holdings Ltd.	7,237,000	3,967
Tencent Holdings Ltd.	73,100	3,990
TOTAL CAYMAN ISLANDS		37,795
Denmark - 1.6%
Genmab A/S (a)	68,100	2,957
Novo Nordisk A/S Series B	178,208	29,681
TOTAL DENMARK		32,638
Finland - 0.3%
Sampo Oyj (A Shares)	113,300	5,367
France - 8.7%
Air Liquide SA	35,000	4,766
Arkema SA	48,400	5,495
AXA SA	405,000	10,118
BNP Paribas SA	222,943	16,509
Bureau Veritas SA	222,600	6,722
Cap Gemini SA	97,400	6,407
Edenred SA	121,410	4,125
Essilor International SA	37,944	4,075
Kering SA	84,600	19,223
LVMH Moet Hennessy - Louis Vuitton SA	55,131	10,614
Publicis Groupe SA	160,000	13,345
Renault SA	45,200	3,959
Sanofi SA	464,430	49,522
Schneider Electric SA	96,000	8,088
Total SA sponsored ADR (d)	180,500	11,043
TOTAL FRANCE		174,011
Germany - 7.2%
adidas AG	121,900	13,916
Allianz SE	49,167	8,271
BASF AG	206,314	21,466
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Bayer AG	270,852	$ 33,664
Brenntag AG	27,600	4,677
Continental AG	24,000	4,397
Deutsche Post AG	135,931	4,600
Fresenius SE & Co. KGaA	80,500	10,463
Linde AG	50,347	9,567
OSRAM Licht AG (a)	38,779	2,009
ProSiebenSat.1 Media AG	90,800	4,325
SAP AG	290,113	22,702
Siemens AG	40,272	5,146
TOTAL GERMANY		145,203
Greece - 0.2%
Jumbo SA (a)	328,000	4,409
Hong Kong - 1.7%
AIA Group Ltd.	4,183,000	21,231
Galaxy Entertainment Group Ltd. (a)	1,750,000	13,058
TOTAL HONG KONG		34,289
India - 1.7%
Apollo Hospitals Enterprise Ltd.	199,507	2,942
HDFC Bank Ltd.	804,283	8,932
Housing Development Finance Corp. Ltd.	581,276	8,065
ITC Ltd.	1,141,123	6,203
Mahindra & Mahindra Financial Services Ltd.	160,445	735
Pidilite Industries Ltd.	524,041	2,454
United Spirits Ltd.	97,038	4,053
TOTAL INDIA		33,384
Indonesia - 0.1%
PT Bank Rakyat Indonesia Tbk	2,107,000	1,477
Ireland - 0.9%
Accenture PLC Class A	24,623	1,810
Actavis PLC (a)	28,300	4,375
DCC PLC (United Kingdom)	68,300	3,065
Greencore Group PLC	641,200	1,852
Ryanair Holdings PLC sponsored ADR	147,800	7,421
TOTAL IRELAND		18,523
Israel - 0.0%
Teva Pharmaceutical Industries Ltd. sponsored ADR	9,800	363
Common Stocks - continued
	Shares	Value (000s)
Italy - 0.7%
Prada SpA	72,400	$ 706
UniCredit SpA	1,255,000	9,440
World Duty Free SpA (a)	404,952	4,487
TOTAL ITALY		14,633
Japan - 17.0%
ACOM Co. Ltd. (a)	730,600	2,861
AEON Financial Service Co. Ltd.	97,900	3,007
Aozora Bank Ltd.	1,812,000	5,268
Coca-Cola Central Japan Co. Ltd.	4,400	78
Cosmos Pharmaceutical Corp.	21,300	2,595
Don Quijote Co. Ltd.	243,300	16,196
Fuji Heavy Industries Ltd.	138,000	3,773
GMO Internet, Inc.	186,700	2,122
Hajime Construction Co. Ltd.	31,600	2,179
Honda Motor Co. Ltd. sponsored ADR (d)	542,906	21,695
Hoya Corp.	451,500	10,827
Japan Exchange Group, Inc.	226,300	5,261
Japan Tobacco, Inc.	835,500	30,231
JSR Corp.	333,800	6,358
KDDI Corp.	241,700	13,090
Keyence Corp.	55,500	23,787
Leopalace21 Corp. (a)	500,100	3,472
Miraca Holdings, Inc.	102,300	4,609
Mitsubishi UFJ Financial Group, Inc.	3,268,900	20,817
Nitori Holdings Co. Ltd.	33,250	3,119
Nitto Denko Corp.	22,500	1,180
Nomura Holdings, Inc.	950,000	7,018
Omron Corp.	105,900	4,041
ORIX Corp.	2,420,600	41,927
Park24 Co. Ltd.	116,100	2,267
Pigeon Corp.	53,400	2,755
Rakuten, Inc.	1,380,300	17,985
Santen Pharmaceutical Co. Ltd.	60,700	3,081
Seven & i Holdings Co., Ltd.	277,700	10,277
SHIMANO, Inc.	63,400	5,549
Shinsei Bank Ltd.	2,733,000	6,399
Ship Healthcare Holdings, Inc.	95,400	3,915
SMC Corp.	3,800	885
SoftBank Corp.	394,100	29,431
Sumitomo Mitsui Financial Group, Inc.	216,400	10,460
Toyota Motor Corp. sponsored ADR	54,500	7,053
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Tsuruha Holdings, Inc.	37,500	$ 3,405
Yahoo! Japan Corp.	715,200	3,337
TOTAL JAPAN		342,310
Kenya - 0.2%
Safaricom Ltd.	31,403,100	3,477
Korea (South) - 1.0%
NHN Corp.	22,492	12,652
Orion Corp.	7,649	7,460
TOTAL KOREA (SOUTH)		20,112
Luxembourg - 0.5%
Eurofins Scientific SA	38,800	10,639
Mexico - 0.5%
America Movil S.A.B. de CV Series L sponsored ADR	282,400	6,046
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	22,400	2,090
Grupo Mexico SA de CV Series B	564,356	1,783
TOTAL MEXICO		9,919
Netherlands - 2.3%
AEGON NV	2,080,900	16,557
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	126,500	4,479
Royal DSM NV	56,400	4,272
Unilever NV (Certificaten Van Aandelen) (Bearer)	524,200	20,782
TOTAL NETHERLANDS		46,090
New Zealand - 0.1%
Ryman Healthcare Group Ltd.	388,844	2,425
Norway - 1.1%
DNB ASA	574,199	10,176
Telenor ASA	459,400	11,035
TOTAL NORWAY		21,211
Singapore - 0.5%
Global Logistic Properties Ltd.	2,104,000	5,234
United Overseas Bank Ltd.	329,000	5,520
TOTAL SINGAPORE		10,754
Common Stocks - continued
	Shares	Value (000s)
South Africa - 1.0%
Nampak Ltd.	1,307,800	$ 4,325
Naspers Ltd. Class N	167,500	15,668
TOTAL SOUTH AFRICA		19,993
Spain - 2.5%
Amadeus IT Holding SA Class A	217,500	8,077
Antena 3 de Television SA	128,282	2,151
Banco Bilbao Vizcaya Argentaria SA	345,962	4,043
Grifols SA ADR	198,019	5,972
Iberdrola SA	866,800	5,447
Inditex SA	149,351	24,537
TOTAL SPAIN		50,227
Sweden - 2.4%
ASSA ABLOY AB (B Shares)	100,600	4,994
Atlas Copco AB (A Shares)	177,000	4,911
Investment AB Kinnevik (B Shares)	112,700	4,153
Nordea Bank AB	801,600	10,267
Svenska Cellulosa AB (SCA) (B Shares)	495,000	14,055
Svenska Handelsbanken AB (A Shares)	212,000	9,605
TOTAL SWEDEN		47,985
Switzerland - 5.5%
Actelion Ltd.	18,004	1,394
Compagnie Financiere Richemont SA Series A	106,538	10,926
Credit Suisse Group	248,870	7,742
Nestle SA	372,149	26,863
Roche Holding AG (participation certificate)	49,497	13,703
SGS SA (Reg.)	1,260	2,952
Syngenta AG (Switzerland)	49,708	20,063
UBS AG	1,389,224	26,869
TOTAL SWITZERLAND		110,512
Taiwan - 0.6%
Cleanaway Co. Ltd.	172,000	1,075
Pacific Hospital Supply Co. Ltd.	573,000	2,132
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	532,400	9,801
TOTAL TAIWAN		13,008
United Kingdom - 17.4%
Alabama Noor Hospitals Group PLC (a)	209,300	2,853
Associated British Foods PLC	157,900	5,740
Barclays PLC	3,226,127	13,574
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Barratt Developments PLC	401,800	$ 2,159
BG Group PLC	669,092	13,662
British American Tobacco PLC sponsored ADR	156,000	17,236
BT Group PLC	1,606,000	9,717
Bunzl PLC	74,300	1,640
Capita Group PLC	247,200	3,908
Compass Group PLC	430,100	6,186
Dechra Pharmaceuticals PLC	360,400	3,987
Diageo PLC	128,735	4,104
Diploma PLC	308,600	3,429
Domino's Pizza UK & IRL PLC	354,200	3,328
Dunelm Group PLC	343,700	4,877
easyJet PLC	192,200	4,034
Filtrona PLC	696,900	8,755
GlaxoSmithKline PLC	380,100	10,020
Hikma Pharmaceuticals PLC	217,537	4,189
HSBC Holdings PLC sponsored ADR	644,697	35,484
IMI PLC	123,100	2,998
InterContinental Hotel Group PLC	175,880	5,125
Intertek Group PLC	123,700	6,609
ITV PLC	658,800	2,017
Jazztel PLC (a)	190,900	2,094
Johnson Matthey PLC	111,500	5,371
Kingfisher PLC	2,080,900	12,595
Lloyds Banking Group PLC (a)	8,717,100	10,781
Next PLC	235,700	20,578
Prudential PLC	1,031,522	21,095
Reckitt Benckiser Group PLC	162,213	12,609
Rolls-Royce Group PLC	726,000	13,387
Royal Dutch Shell PLC Class B (United Kingdom)	114,953	3,980
SABMiller PLC	99,100	5,171
Serco Group PLC	504,841	4,509
Spectris PLC	80,900	2,999
Standard Chartered PLC (United Kingdom)	689,428	16,576
Taylor Wimpey PLC	4,190,400	7,404
Travis Perkins PLC	220,300	6,556
Vodafone Group PLC sponsored ADR	575,900	21,205
Whitbread PLC	116,872	6,433
TOTAL UNITED KINGDOM		348,974
United States of America - 7.0%
AbbVie, Inc.	224,800	10,892
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Accuray, Inc. (a)(d)	334,600	$ 2,259
Alexion Pharmaceuticals, Inc. (a)	33,100	4,070
Amgen, Inc.	17,000	1,972
Anadarko Petroleum Corp.	34,600	3,297
BioMarin Pharmaceutical, Inc. (a)	45,700	2,871
Boston Scientific Corp. (a)	165,100	1,930
Celldex Therapeutics, Inc. (a)	41,600	953
Fidelity National Information Services, Inc.	63,300	3,086
Gilead Sciences, Inc. (a)	191,400	13,587
Google, Inc. Class A (a)	5,095	5,251
Las Vegas Sands Corp.	184,400	12,949
MasterCard, Inc. Class A	17,440	12,506
McGraw-Hill Companies, Inc.	134,800	9,393
Monsanto Co.	44,600	4,678
Noble Energy, Inc.	151,200	11,329
Perrigo Co.	45,100	6,219
PriceSmart, Inc.	21,500	2,446
The Blackstone Group LP	78,400	2,060
Time Warner, Inc.	63,900	4,392
Twenty-First Century Fox, Inc. Class B	145,700	4,954
ViroPharma, Inc. (a)	113,800	4,418
Visa, Inc. Class A	59,300	11,663
Yum! Brands, Inc.	44,900	3,036
TOTAL UNITED STATES OF AMERICA		140,211
TOTAL COMMON STOCKS (Cost $1,468,683)		1,947,314
Preferred Stocks - 1.9%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc. Series C (f)	60,264	487
Nonconvertible Preferred Stocks - 1.9%
Germany - 1.9%
Henkel AG & Co. KGaA	131,700	14,252
Sartorius AG (non-vtg.)	34,600	3,650
Volkswagen AG	75,400	19,164
TOTAL GERMANY		37,066
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	62,436,000	$ 100
TOTAL NONCONVERTIBLE PREFERRED STOCKS		37,166
TOTAL PREFERRED STOCKS (Cost $23,941)		37,653
Investment Companies - 0.3%

United States of America - 0.3%
WisdomTree Japan Hedged Equity ETF (Cost $5,135)	103,000	4,911
Government Obligations - 0.0%
Principal Amount (000s)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.05% 11/7/13 to 1/2/14 (e) (Cost $810)	$ 810	810
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	16,663,169	16,663
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	28,112,100	28,112
TOTAL MONEY MARKET FUNDS (Cost $44,775)		44,775
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,543,344)		2,035,463
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(25,656)
NET ASSETS - 100%		$ 2,009,807
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
182 Nikkei 225 Index Contracts (Japan)	Dec. 2013	$ 13,163	$ 491

The face value of futures purchased as a percentage of net assets is 0.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $810,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $487,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series C	6/7/13	$ 487
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 53
Fidelity Securities Lending Cash Central Fund	1,122
Total	$ 1,175
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 369,096	$ 314,683	$ 51,747	$ 2,666
Consumer Staples	238,958	107,979	130,979	-
Energy	64,444	60,464	3,980	-
Financials	464,195	248,112	216,083	-
Health Care	290,596	185,582	105,014	-
Industrials	138,594	130,296	8,298	-
Information Technology	179,570	112,754	66,816	-
Materials	131,095	103,494	27,601	-
Telecommunication Services	102,972	50,734	52,238	-
Utilities	5,447	5,447	-	-
Investment Companies	4,911	4,911	-	-
Government Obligations	810	-	810	-
Money Market Funds	44,775	44,775	-	-
Total Investments in Securities:	$ 2,035,463	$ 1,369,231	$ 663,566	$ 2,666
Derivative Instruments:
Assets
Futures Contracts	$ 491	$ 491	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 225,738
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type (Amounts in thousands)	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 491	$ -
Total Equity Risk	$ 491	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $27,325) - See accompanying schedule: Unaffiliated issuers (cost $1,498,569)	$ 1,990,688
Fidelity Central Funds (cost $44,775)	44,775
Total Investments (cost $1,543,344)		$ 2,035,463
Receivable for investments sold		8,586
Receivable for fund shares sold		1,349
Dividends receivable		4,189
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		6
Other receivables		222
Total assets		2,049,822

Liabilities
Payable for investments purchased	$ 4,983
Payable for fund shares redeemed	2,056
Accrued management fee	1,155
Distribution and service plan fees payable	531
Payable for daily variation margin for derivative instruments	114
Other affiliated payables	466
Other payables and accrued expenses	2,598
Collateral on securities loaned, at value	28,112
Total liabilities		40,015

Net Assets		$ 2,009,807
Net Assets consist of:
Paid in capital		$ 4,328,046
Undistributed net investment income		17,279
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,825,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		490,207
Net Assets		$ 2,009,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($755,559 ÷ 38,811.3 shares)	$ 19.47

Maximum offering price per share (100/94.25 of $19.47)	$ 20.66
Class T: Net Asset Value and redemption price per share ($318,998 ÷ 16,526.3 shares)	$ 19.30

Maximum offering price per share (100/96.50 of $19.30)	$ 20.00
Class B: Net Asset Value and offering price per share ($35,622 ÷ 1,910.3 shares)A	$ 18.65

Class C: Net Asset Value and offering price per share ($263,743 ÷ 14,155.1 shares)A	$ 18.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($635,778 ÷ 32,103.6 shares)	$ 19.80

Class Z: Net Asset Value, offering price and redemption price per share ($107 ÷ 5.4 shares)	$ 19.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 47,202
Income from Fidelity Central Funds		1,175
Income before foreign taxes withheld		48,377
Less foreign taxes withheld		(3,455)
Total income		44,922

Expenses
Management fee	$ 13,407
Transfer agent fees	4,852
Distribution and service plan fees	6,285
Accounting and security lending fees	852
Custodian fees and expenses	329
Independent trustees' compensation	11
Registration fees	111
Audit	102
Legal	6
Miscellaneous	15
Total expenses before reductions	25,970
Expense reductions	(490)	25,480
Net investment income (loss)		19,442
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	196,495
Foreign currency transactions	(334)
Futures contracts	513
Total net realized gain (loss)		196,674
Change in net unrealized appreciation (depreciation) on: Investment securities	237,402
Assets and liabilities in foreign currencies	83
Futures contracts	491
Total change in net unrealized appreciation (depreciation)		237,976
Net gain (loss)		434,650
Net increase (decrease) in net assets resulting from operations		$ 454,092

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,442	$ 23,245
Net realized gain (loss)	196,674	39,797
Change in net unrealized appreciation (depreciation)	237,976	88,398
Net increase (decrease) in net assets resulting from operations	454,092	151,440
Distributions to shareholders from net investment income	(23,595)	(28,136)
Distributions to shareholders from net realized gain	(7,342)	-
Total distributions	(30,937)	(28,136)
Share transactions - net increase (decrease)	(330,363)	(644,922)
Redemption fees	17	42
Total increase (decrease) in net assets	92,809	(521,576)

Net Assets
Beginning of period	1,916,998	2,438,574
End of period (including undistributed net investment income of $17,279 and undistributed net investment income of $21,468, respectively)	$ 2,009,807	$ 1,916,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.63	$ 14.61	$ 15.63	$ 14.25	$ 12.57
Income from Investment Operations
Net investment income (loss) C	.19	.18	.22 F	.14	.17
Net realized and unrealized gain (loss)	3.92	1.03	(1.01)	1.44	1.96
Total from investment operations	4.11	1.21	(.79)	1.58	2.13
Distributions from net investment income	(.21)	(.19)	(.20)	(.19)	(.45)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.27)	(.19)	(.23)	(.20)	(.45)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 19.47	$ 15.63	$ 14.61	$ 15.63	$ 14.25
Total Return A, B	26.69%	8.47%	(5.15)%	11.17%	18.16%
Ratios to Average Net Assets D, G
Expenses before reductions	1.31%	1.32%	1.31%	1.32%	1.34%
Expenses net of fee waivers, if any	1.30%	1.32%	1.31%	1.32%	1.34%
Expenses net of all reductions	1.28%	1.31%	1.29%	1.30%	1.31%
Net investment income (loss)	1.08%	1.20%	1.38% F	.95%	1.43%
Supplemental Data
Net assets, end of period (in millions)	$ 756	$ 762	$ 916	$ 1,302	$ 1,662
Portfolio turnover rate E	50%	34%	48%	59%	92%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.49	$ 14.46	$ 15.47	$ 14.11	$ 12.42
Income from Investment Operations
Net investment income (loss) C	.14	.14	.18 F	.10	.14
Net realized and unrealized gain (loss)	3.89	1.03	(.99)	1.43	1.94
Total from investment operations	4.03	1.17	(.81)	1.53	2.08
Distributions from net investment income	(.16)	(.14)	(.16)	(.16)	(.39)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.22)	(.14)	(.20) I	(.17)	(.39)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 19.30	$ 15.49	$ 14.46	$ 15.47	$ 14.11
Total Return A, B	26.37%	8.17%	(5.35)%	10.88%	17.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.55%	1.58%	1.55%	1.55%	1.58%
Expenses net of fee waivers, if any	1.55%	1.58%	1.55%	1.55%	1.58%
Expenses net of all reductions	1.53%	1.57%	1.53%	1.53%	1.55%
Net investment income (loss)	.83%	.94%	1.14% F	.71%	1.19%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 304	$ 404	$ 621	$ 832
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.95	$ 13.91	$ 14.91	$ 13.61	$ 11.95
Income from Investment Operations
Net investment income (loss) C	.05	.06	.09 F	.02	.08
Net realized and unrealized gain (loss)	3.77	1.00	(.96)	1.38	1.88
Total from investment operations	3.82	1.06	(.87)	1.40	1.96
Distributions from net investment income	(.06)	(.02)	(.10)	(.09)	(.30)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.12)	(.02)	(.13)	(.10)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 14.95	$ 13.91	$ 14.91	$ 13.61
Total Return A, B	25.72%	7.64%	(5.89)%	10.34%	17.25%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.08%	2.08%	2.09%	2.10%
Expenses net of fee waivers, if any	2.08%	2.08%	2.08%	2.09%	2.10%
Expenses net of all reductions	2.06%	2.07%	2.06%	2.07%	2.07%
Net investment income (loss)	.30%	.44%	.61% F	.18%	.67%
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 59	$ 94	$ 157	$ 191
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.97	$ 13.95	$ 14.95	$ 13.65	$ 11.98
Income from Investment Operations
Net investment income (loss) C	.06	.06	.10 F	.03	.08
Net realized and unrealized gain (loss)	3.75	1.01	(.96)	1.38	1.89
Total from investment operations	3.81	1.07	(.86)	1.41	1.97
Distributions from net investment income	(.09)	(.05)	(.11)	(.10)	(.30)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.15)	(.05)	(.14)	(.11)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.63	$ 14.97	$ 13.95	$ 14.95	$ 13.65
Total Return A, B	25.71%	7.71%	(5.83)%	10.32%	17.24%
Ratios to Average Net Assets D, G
Expenses before reductions	2.04%	2.06%	2.05%	2.06%	2.09%
Expenses net of fee waivers, if any	2.04%	2.06%	2.05%	2.06%	2.09%
Expenses net of all reductions	2.01%	2.05%	2.03%	2.04%	2.06%
Net investment income (loss)	.35%	.46%	.64% F	.21%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 264	$ 246	$ 302	$ 419	$ 502
Portfolio turnover rate E	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.90	$ 14.87	$ 15.90	$ 14.48	$ 12.81
Income from Investment Operations
Net investment income (loss) B	.24	.23	.28 E	.19	.21
Net realized and unrealized gain (loss)	3.98	1.05	(1.03)	1.47	1.98
Total from investment operations	4.22	1.28	(.75)	1.66	2.19
Distributions from net investment income	(.26)	(.25)	(.25)	(.23)	(.52)
Distributions from net realized gain	(.06)	-	(.03)	(.01)	-
Total distributions	(.32)	(.25)	(.28)	(.24)	(.52)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 19.80	$ 15.90	$ 14.87	$ 15.90	$ 14.48
Total Return A	27.03%	8.83%	(4.85)%	11.55%	18.45%
Ratios to Average Net Assets C, F
Expenses before reductions	.99%	1.00%	.99%	.99%	1.07%
Expenses net of fee waivers, if any	.99%	1.00%	.99%	.99%	1.07%
Expenses net of all reductions	.97%	.99%	.97%	.97%	1.04%
Net investment income (loss)	1.39%	1.52%	1.70% E	1.28%	1.70%
Supplemental Data
Net assets, end of period (in millions)	$ 636	$ 546	$ 723	$ 1,316	$ 1,540
Portfolio turnover rate D	50%	34%	48%	59%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.54
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.24
Total from investment operations	1.27
Redemption fees added to paid in capital D	-
Net asset value, end of period	$ 19.81
Total Return B, C	6.85%
Ratios to Average Net Assets E, H
Expenses before reductions	.83% A
Expenses net of fee waivers, if any	.83% A
Expenses net of all reductions	.80% A
Net investment income (loss)	.77% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	50%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the

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3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013 , including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 494,435
Gross unrealized depreciation	(29,538)
Net unrealized appreciation (depreciation) on securities and other investments	$ 464,897

Tax Cost	$ 1,570,566

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,727
Capital loss carryforward	$ (2,815,359)
Net unrealized appreciation (depreciation)	$ 464,889

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,815,359)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 30,937	$ 28,136

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $513 and a change in net unrealized appreciation (depreciation) of $491 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $930,257 and $1,257,988, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,798	$ 86
Class T	.25%	.25%	1,528	9
Class B	.75%	.25%	460	348
Class C	.75%	.25%	2,499	99
			$ 6,285	$ 542

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76
Class T	20
Class B*	35
Class C*	4
$ 135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,992.28
Class T	837.27
Class B	138.30
Class C	647.26
Institutional Class	1,238.21
Class Z	-**	.05*
	$ 4,852

* Annualized

** Amount represents eleven dollars.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,122. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement

Class A	$ 5
Class T	3
Class B	-*
Class C	2
Institutional Class	4
$ 14

* Amount represents two hundred and sixty-two dollars.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $476 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by ninety-five dollars.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 9,993	$ 11,830
Class T	3,119	3,677
Class B	218	137
Class C	1,491	1,044
Institutional Class	8,774	11,448
Total	23,595	28,136
From net realized gain
Class A	$ 2,917	$ -
Class T	1,167	-
Class B	229	-
Class C	978	-
Institutional Class	2,051	-
Total	$ 7,342	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	5,624	7,355	$ 97,285	$ 107,661
Reinvestment of distributions	758	768	12,002	10,735
Shares redeemed	(16,315)	(22,053)	(276,915)	(321,084)
Net increase (decrease)	(9,933)	(13,930)	$ (167,628)	$ (202,688)
Class T
Shares sold	1,308	1,704	$ 22,307	$ 24,709
Reinvestment of distributions	255	246	4,007	3,415
Shares redeemed	(4,655)	(10,272)	(78,662)	(148,591)
Net increase (decrease)	(3,092)	(8,322)	$ (52,348)	$ (120,467)
Class B
Shares sold	17	22	$ 283	$ 305
Reinvestment of distributions	26	9	396	118
Shares redeemed	(2,107)	(2,779)	(34,470)	(39,153)
Net increase (decrease)	(2,064)	(2,748)	$ (33,791)	$ (38,730)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	787	700	$ 13,034	$ 9,812
Reinvestment of distributions	129	60	1,968	813
Shares redeemed	(3,176)	(5,985)	(51,899)	(83,760)
Net increase (decrease)	(2,260)	(5,225)	$ (36,897)	$ (73,135)
Institutional Class
Shares sold	4,395	7,200	$ 77,113	$ 106,131
Reinvestment of distributions	586	640	9,415	9,062
Shares redeemed	(7,233)	(22,132)	(126,327)	(325,095)
Net increase (decrease)	(2,252)	(14,292)	$ (39,799)	$ (209,902)
Class Z
Shares sold	5	-	$ 100	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-
present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-
present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-
present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-
present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/09/13	12/06/13	$0.257	$0.171

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADIFZ-UANN-1213
1.9585026.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.77%	16.78%	13.17%
Class T (incl. 3.50% sales charge)	5.96%	17.01%	13.13%
Class B (incl. contingent deferred sales charge) A	4.27%	17.05%	13.23%
Class C (incl. contingent deferred sales charge) B	8.33%	17.31%	12.99%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Colin Chickles, Portfolio Manager of Fidelity Advisor® Emerging Asia Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 10.10%, 9.80%, 9.27% and 9.33%, respectively (excluding sales charges), lagging the 10.27% gain of the MSCI® AC (All Country) Asia ex Japan Index. Versus the index, performance was especially helped by stock selection in China and Hong Kong. Two Chinese holdings stood out as positives. Internet services provider Tencent Holdings was the top contributor, aided by robust growth in its online gaming and messaging revenue. Fund performance was further lifted by a small non-index position in real estate Internet portal SouFun Holdings. Other noteworthy contributors included several Hong Kong-listed casino stocks: Galaxy Entertainment Group, where the fund had a sizable overweighting, and two non-index stocks, Melco Crown Entertainment and Melco International Development, the latter of which I sold. Conversely, stock selection in India detracted from relative performance. The shares of Grasim Industries, an India-based cement maker, struggled amid delays in government infrastructure spending, and I eliminated this non-index position. Another detractor that I sold was Hindustan Unilever, partially owned by Anglo-Dutch consumer goods firm Unilever. The biggest relative detractor was South Korean automaker Kia Motors. The main problem here was poor timing on my part.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.41%
Actual		$ 1,000.00	$ 1,006.70	$ 7.13
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.17
Class T	1.69%
Actual		$ 1,000.00	$ 1,005.30	$ 8.54
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.18%
Actual		$ 1,000.00	$ 1,002.80	$ 11.00
HypotheticalA		$ 1,000.00	$ 1,014.22	$ 11.07
Class C	2.15%
Actual		$ 1,000.00	$ 1,003.10	$ 10.86
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.92
Institutional Class	1.10%
Actual		$ 1,000.00	$ 1,008.40	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	6.2	6.5
AIA Group Ltd.	2.7	2.5
China Construction Bank Corp. (H Shares)	2.4	2.5
Tencent Holdings Ltd.	2.4	1.8
Hyundai Motor Co.	2.3	1.5
Industrial & Commercial Bank of China Ltd. (H Shares)	2.2	2.0
CNOOC Ltd.	2.0	0.0
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9	3.9
POSCO	1.4	1.0
United Overseas Bank Ltd.	1.4	0.0
	24.9
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.6	33.4
Information Technology	19.7	18.7
Consumer Discretionary	11.7	9.2
Materials	7.3	5.4
Industrials	6.9	7.7
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 98.0%	Stocks 98.1%
Short-Term Investments and Net Other Assets (Liabilities) 2.0%	Short-Term Investments and Net Other Assets (Liabilities) 1.9%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 0.3%
Fortescue Metals Group Ltd.	136,077	$ 670,075
Karoon Gas Australia Ltd. (a)	90,942	380,775
TOTAL AUSTRALIA		1,050,850
Bermuda - 1.4%
Cafe de Coral Holdings Ltd.	160,000	548,949
CSI Properties Ltd.	9,760,000	339,894
Great Eagle Holdings Ltd.	501,000	1,783,516
Hongkong Land Holdings Ltd.	219,000	1,349,040
Oriental Watch Holdings Ltd.	1,280,000	409,442
TOTAL BERMUDA		4,430,841
Cayman Islands - 11.5%
58.com, Inc. ADR	1,500	36,180
Baidu.com, Inc. sponsored ADR (a)	7,000	1,126,300
Baoxin Auto Group Ltd.	858,000	884,228
Bitauto Holdings Ltd. ADR (a)	2,475	60,662
Bonjour Holdings Ltd.	778,000	168,585
China Lodging Group Ltd. ADR (a)	6,400	140,672
China Mengniu Dairy Co. Ltd.	311,000	1,367,870
China Resources Cement Holdings Ltd.	1,779,972	1,191,546
China Sanjiang Fine Chemicals Ltd.	1,325,000	586,192
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	1,247,000	466,439
Cimc Enric Holdings Ltd.	388,000	546,493
Country Garden Holdings Co. Ltd.	1,871,000	1,279,027
Ctrip.com International Ltd. sponsored ADR (a)	14,400	781,200
E-Commerce China Dangdang, Inc. ADR (a)(d)	28,300	250,455
Geely Automobile Holdings Ltd.	1,690,000	852,302
Greatview Aseptic Pack Co. Ltd.	622,000	391,508
Greentown China Holdings Ltd.	361,500	702,204
Haitian International Holdings Ltd.	349,000	840,877
Hengan International Group Co. Ltd.	150,000	1,837,031
Hengdeli Holdings Ltd.	1,300,000	308,526
Hosa International Ltd.	1,082,000	401,930
Ju Teng International Holdings Ltd.	938,000	682,358
KWG Property Holding Ltd.	2,058,000	1,332,537
Lee & Man Paper Manufacturing Ltd.	2,564,000	1,838,751
Lifestyle International Holdings Ltd.	666,000	1,451,748
Melco Crown Entertainment Ltd. sponsored ADR (a)	63,100	2,092,396
MGM China Holdings Ltd.	221,600	763,152
Semiconductor Manufacturing International Corp. (a)	3,986,000	294,875
SOHO China Ltd.	502,000	439,647
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
SouFun Holdings Ltd. ADR	12,700	$ 676,021
Springland International Holdings Ltd.	3,706,000	2,031,536
SPT Energy Group, Inc.	1,166,000	642,180
Tencent Holdings Ltd.	135,000	7,369,018
Value Partners Group Ltd.	879,000	533,998
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	24,200	707,850
Youku Tudou, Inc. ADR (a)	16,400	446,736
Zhen Ding Technology Holding Ltd.	145,400	340,839
TOTAL CAYMAN ISLANDS		35,863,869
China - 15.9%
Aluminum Corp. of China Ltd. (H Shares) (a)	3,102,000	1,147,065
Angang Steel Co. Ltd. (H Shares) (a)	2,482,000	1,504,630
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	1,648,000	684,452
China Communications Construction Co. Ltd. (H Shares)	1,224,000	999,345
China Construction Bank Corp. (H Shares)	9,666,000	7,505,394
China Longyuan Power Grid Corp. Ltd. (H Shares)	585,000	672,301
China Merchants Bank Co. Ltd. (H Shares)	1,255,500	2,493,835
China Minsheng Banking Corp. Ltd. (H Shares)	1,764,000	2,022,696
China Pacific Insurance Group Co. Ltd. (H Shares)	612,400	2,211,686
China Petroleum & Chemical Corp. (H Shares)	4,448,000	3,600,690
China Railway Construction Corp. Ltd. (H Shares)	2,158,500	2,366,471
China Railway Group Ltd. (H Shares)	3,755,000	2,121,359
China Suntien Green Energy Corp. Ltd. (H Shares)	5,564,000	1,944,852
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	1,174,000	592,073
CSR Corp. Ltd. (H Shares)	1,385,000	1,154,018
Guangzhou R&F Properties Co. Ltd. (H Shares)	588,000	1,031,446
Harbin Power Equipment Co. Ltd. (H Shares)	792,000	497,490
Huadian Power International Corp. Ltd. (H Shares)	1,846,000	857,165
Huaneng Power International, Inc. (H Shares)	1,872,000	1,954,014
Industrial & Commercial Bank of China Ltd. (H Shares)	9,944,000	6,964,520
Maanshan Iron & Steel Ltd. (H Shares) (a)	5,700,000	1,455,695
PetroChina Co. Ltd. (H Shares)	1,100,000	1,252,660
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	327,500	2,578,857
Shanghai Electric Group Co. Ltd. (H Shares)	1,870,000	660,880
Sinotrans Ltd. (H Shares)	4,503,000	1,109,342
TOTAL CHINA		49,382,936
Hong Kong - 11.7%
AIA Group Ltd.	1,676,200	8,507,477
Champion (REIT)	2,688,000	1,199,598
China Mobile Ltd.	98,000	1,018,382
Common Stocks - continued
	Shares	Value
Hong Kong - continued
China Pharmaceutical Group Ltd.	540,000	$ 336,412
China Power International Development Ltd.	1,185,000	464,646
China Resources Power Holdings Co. Ltd.	542,000	1,419,141
CNOOC Ltd.	2,982,000	6,065,303
Dah Chong Hong Holdings Ltd.	1,144,000	970,917
Dah Sing Banking Group Ltd.	292,400	551,385
Dah Sing Financial Holdings Ltd.	75,200	467,999
Fosun International Ltd.	796,000	764,891
Galaxy Entertainment Group Ltd. (a)	433,000	3,230,885
Hysan Development Co. Ltd.	463,000	2,164,807
Magnificent Estates Ltd.	2,276,000	110,086
New World Development Co. Ltd. rights (a)	2	0
Singamas Container Holdings Ltd.	1,996,000	465,982
SinoMedia Holding Ltd.	330,000	307,313
Sun Art Retail Group Ltd.	1,208,000	1,978,795
Vitasoy International Holdings Ltd.	834,000	1,075,713
Wharf Holdings Ltd.	263,000	2,215,130
Wheelock and Co. Ltd.	382,000	1,951,141
Wing Hang Bank Ltd.	81,500	1,159,480
TOTAL HONG KONG		36,425,483
India - 8.8%
Apollo Tyres Ltd.	771,356	852,417
Axis Bank Ltd.	58,263	1,156,013
Balkrishna Industries Ltd. (a)	3,371	15,134
Bharat Heavy Electricals Ltd.	931,871	2,133,698
Britannia Industries Ltd.	36,985	563,892
CESC Ltd. GDR (a)	45,455	274,689
Coal India Ltd.	296,027	1,383,243
Cox & Kings India Ltd.	131,185	195,424
HCL Infosystems Ltd. (a)	270,811	103,492
HCL Technologies Ltd.	44,668	793,962
HDFC Bank Ltd.	236,620	2,627,733
Hexaware Technologies Ltd.	190,834	411,713
Hindustan Petroleum Corp. Ltd.	456,591	1,491,864
Housing Development Finance Corp. Ltd.	252,396	3,502,064
IL&FS Transportation Networks Ltd.	57,788	100,339
Lupin Ltd.	27,578	409,473
McLeod Russel India Ltd.	116,293	517,453
MindTree Consulting Ltd.	51,674	1,160,745
Mphasis BFL Ltd.	30,231	207,708
MRF Ltd.	1,466	374,710
Common Stocks - continued
	Shares	Value
India - continued
NIIT Technologies Ltd.	62,779	$ 285,706
NTPC Ltd.	773,997	1,872,695
Reliance Infrastructure Ltd. (a)	24,687	172,982
Shriram City Union Finance Ltd.	29,209	479,367
Sintex Industries Ltd.	243,221	130,049
Tata Consultancy Services Ltd.	95,368	3,268,564
The Jammu & Kashmir Bank Ltd.	35,573	752,717
Upl Ltd.	454,188	1,212,416
Wockhardt Ltd. (a)	93,260	672,769
Zydus Wellness Ltd.	13,574	124,420
TOTAL INDIA		27,247,451
Indonesia - 2.3%
PT Bank Rakyat Indonesia Tbk	5,157,000	3,614,113
PT BISI International Tbk	1,820,000	98,487
PT Express Transindo Utama Tbk	1,809,000	240,717
PT Telkomunikasi Indonesia Tbk Series B	13,668,000	2,849,380
PT Tempo Scan Pacific Tbk	898,000	310,684
TOTAL INDONESIA		7,113,381
Japan - 0.5%
Fuji Media Holdings, Inc.	34,100	679,796
Suzuki Motor Corp.	38,800	975,641
TOTAL JAPAN		1,655,437
Korea (South) - 21.6%
CJ O Shopping Co. Ltd.	2,066	689,134
Daesang Corp.	26,510	866,780
Daewoo International Corp.	43,400	1,601,000
DGB Financial Group Co. Ltd.	145,870	2,336,602
E1 Corp.	1,751	125,557
Hanwha Corp.	11,800	446,414
Hotel Shilla Co.	38,053	2,456,118
Hy-Lok Corp.	13,069	328,794
Hyosung Corp.	3,822	257,854
Hyundai Hysco Co. Ltd.	28,070	1,113,511
Hyundai Industrial Development & Construction Co.	19,150	425,844
Hyundai Motor Co.	30,000	7,151,738
Hyundai Steel Co.	24,236	1,998,199
KB Financial Group, Inc.	87,460	3,442,758
Kia Motors Corp.	54,606	3,174,646
Kolon Industries, Inc.	6,837	382,024
Korea Plant Service & Engineering Co. Ltd.	4,409	223,508
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Korean Reinsurance Co.	53,510	$ 600,001
LG Hausys Ltd.	1,322	160,068
LG Home Shopping, Inc.	3,166	729,688
NHN Corp.	6,252	3,516,925
POSCO	14,934	4,456,184
Samsung Electronics Co. Ltd.	14,062	19,411,293
SBS Contents Hub Co. Ltd.	25,286	353,815
Shinhan Financial Group Co. Ltd.	82,190	3,581,992
SK Hynix, Inc. (a)	117,800	3,546,386
SK Telecom Co. Ltd.	7,464	1,625,744
Soulbrain Co. Ltd.	26,486	1,322,702
Sung Kwang Bend Co. Ltd.	10,617	290,615
Tong Yang Life Insurance Co. Ltd.	48,010	508,925
TOTAL KOREA (SOUTH)		67,124,819
Malaysia - 3.4%
British American Tobacco (Malaysia) Bhd	39,600	796,642
Bumiputra-Commerce Holdings Bhd	8,639	20,445
Bursa Malaysia Bhd	232,200	591,442
Glomac Bhd	1,287,700	460,986
Malayan Banking Bhd	881,906	2,726,882
Malaysian Plantations Bhd	912,000	1,499,534
Media Prima Bhd	139,900	117,008
Tenaga Nasional Bhd	1,013,200	3,026,921
YTL Corp. Bhd	2,293,500	1,198,883
TOTAL MALAYSIA		10,438,743
Papua New Guinea - 0.2%
Oil Search Ltd. ADR	79,882	642,509
Philippines - 0.9%
Alliance Global Group, Inc.	815,500	497,245
Holcim Philippines, Inc.	100,600	32,544
Manila Water Co., Inc.	423,900	245,227
Security Bank Corp.	509,580	1,639,052
Vista Land & Lifescapes, Inc.	2,144,600	273,937
TOTAL PHILIPPINES		2,688,005
Singapore - 5.7%
Ascendas Real Estate Investment Trust	721,000	1,375,600
Keppel Corp. Ltd.	386,000	3,371,518
Mapletree Industrial (REIT)	738,826	823,759
Singapore Telecommunications Ltd.	1,243,000	3,782,434
Common Stocks - continued
	Shares	Value
Singapore - continued
United Overseas Bank Ltd.	258,000	$ 4,328,385
UOL Group Ltd.	410,000	2,175,093
Wing Tai Holdings Ltd.	631,000	1,122,613
Yanlord Land Group Ltd.	878,000	872,911
TOTAL SINGAPORE		17,852,313
Taiwan - 8.4%
Advantech Co. Ltd.	81,000	518,719
Catcher Technology Co. Ltd.	356,000	2,068,150
Chinatrust Financial Holding Co. Ltd.	680	460
Chipbond Technology Corp.	617,000	1,245,110
ECLAT Textile Co. Ltd.	53,840	591,719
Fubon Financial Holding Co. Ltd.	2,332,000	3,406,693
LITE-ON Technology Corp.	1,035,003	1,807,343
MediaTek, Inc.	187,000	2,553,898
PChome Online, Inc.	120,000	697,129
Shin Kong Financial Holding Co. Ltd.	3,279,000	1,136,260
Sinopac Holdings Co.	4,060,178	2,000,088
Taishin Financial Holdings Co. Ltd.	5,462,757	2,755,969
Taiwan Semiconductor Manufacturing Co. Ltd.	1,583,393	5,824,695
Tongtai Machine & Tool Co. Ltd.	65,000	62,383
Unified-President Enterprises Corp.	49	93
WPG Holding Co. Ltd.	1,123,000	1,365,837
TOTAL TAIWAN		26,034,546
Thailand - 3.8%
Delta Electronics PCL (For. Reg.)	865,700	1,328,102
Kasikornbank PCL (For. Reg.)	347,600	2,166,567
Preuksa Real Estate PCL (For. Reg.)	1,594,700	1,142,548
PTT Global Chemical PCL (For. Reg.)	576,067	1,452,892
Quality Houses PCL	5,793,000	565,806
Shin Corp. PLC:
(For. Reg.)	22,800	61,716
NVDR	736,200	1,992,766
Supalai PCL (For. Reg.)	1,208,600	687,300
Thai Beverage PCL	3,049,000	1,337,711
Total Access Communication PCL NVDR	263,100	950,964
Toyo-Thai Corp. PCL	242,900	300,455
TOTAL THAILAND		11,986,827
United Kingdom - 0.7%
HSBC Holdings PLC (Hong Kong)	192,900	2,109,323
Common Stocks - continued
	Shares	Value
United States of America - 0.9%
Las Vegas Sands Corp.	38,900	$ 2,731,558
TOTAL COMMON STOCKS (Cost $260,507,588)		304,778,891
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.09% (b)	6,468,931	6,468,931
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	565,200	565,200
TOTAL MONEY MARKET FUNDS (Cost $7,034,131)		7,034,131
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $267,541,719)		311,813,022
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(761,381)
NET ASSETS - 100%		$ 311,051,641
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,323
Fidelity Securities Lending Cash Central Fund	7,213
Total	$ 13,536
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,439,053	$ 34,783,616	$ 1,655,437	$ -
Consumer Staples	10,564,887	10,564,887	-	-
Energy	17,870,515	6,951,862	10,918,653	-
Financials	107,861,325	96,099,519	11,761,806	-
Health Care	2,437,188	2,027,715	409,473	-
Industrials	20,628,490	20,628,490	-	-
Information Technology	61,502,281	55,382,711	6,119,570	-
Materials	22,225,093	16,621,844	5,603,249	-
Telecommunication Services	12,281,386	9,637,260	2,644,126	-
Utilities	12,968,673	11,014,659	1,954,014	-
Money Market Funds	7,034,131	7,034,131	-	-
Total Investments in Securities:	$ 311,813,022	$ 270,746,694	$ 41,066,328	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 335,192
Level 2 to Level 1	$ 3,902,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $548,646) - See accompanying schedule: Unaffiliated issuers (cost $260,507,588)	$ 304,778,891
Fidelity Central Funds (cost $7,034,131)	7,034,131
Total Investments (cost $267,541,719)		$ 311,813,022
Foreign currency held at value (cost $210,153)		209,917
Receivable for investments sold		1,104,104
Receivable for fund shares sold		427,943
Dividends receivable		113,741
Distributions receivable from Fidelity Central Funds		2,716
Prepaid expenses		885
Other receivables		167,938
Total assets		313,840,266

Liabilities
Payable to custodian bank	$ 603,137
Payable for investments purchased	320,497
Payable for fund shares redeemed	790,333
Accrued management fee	181,867
Distribution and service plan fees payable	111,872
Other affiliated payables	81,342
Other payables and accrued expenses	134,377
Collateral on securities loaned, at value	565,200
Total liabilities		2,788,625

Net Assets		$ 311,051,641
Net Assets consist of:
Paid in capital		$ 251,963,708
Undistributed net investment income		1,990,012
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,876,053
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,221,868
Net Assets		$ 311,051,641

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($155,104,018 ÷ 4,948,898 shares)	$ 31.34

Maximum offering price per share (100/94.25 of $31.34)	$ 33.25
Class T: Net Asset Value and redemption price per share ($47,620,291 ÷ 1,559,774 shares)	$ 30.53

Maximum offering price per share (100/96.50 of $30.53)	$ 31.64
Class B: Net Asset Value and offering price per share ($10,193,546 ÷ 350,770 shares)A	$ 29.06

Class C: Net Asset Value and offering price per share ($61,823,768 ÷ 2,148,521 shares)A	$ 28.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,310,018 ÷ 1,126,355 shares)	$ 32.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,470,198
Income from Fidelity Central Funds		13,536
Income before foreign taxes withheld		8,483,734
Less foreign taxes withheld		(732,555)
Total income		7,751,179

Expenses
Management fee	$ 2,307,464
Transfer agent fees	883,684
Distribution and service plan fees	1,431,934
Accounting and security lending fees	169,765
Custodian fees and expenses	253,977
Independent trustees' compensation	1,918
Registration fees	72,116
Audit	104,018
Legal	893
Interest	2,222
Miscellaneous	1,799
Total expenses before reductions	5,229,790
Expense reductions	(100,151)	5,129,639
Net investment income (loss)		2,621,540
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,494,404
Foreign currency transactions	(344,933)
Total net realized gain (loss)		28,149,471
Change in net unrealized appreciation (depreciation) on: Investment securities	(969,713)
Assets and liabilities in foreign currencies	(2,879)
Total change in net unrealized appreciation (depreciation)		(972,592)
Net gain (loss)		27,176,879
Net increase (decrease) in net assets resulting from operations		$ 29,798,419

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,621,540	$ 3,712,523
Net realized gain (loss)	28,149,471	(12,320,269)
Change in net unrealized appreciation (depreciation)	(972,592)	27,212,457
Net increase (decrease) in net assets resulting from operations	29,798,419	18,604,711
Distributions to shareholders from net investment income	(3,137,656)	(3,170,802)
Distributions to shareholders from net realized gain	(1,067,553)	(16,643,937)
Total distributions	(4,205,209)	(19,814,739)
Share transactions - net increase (decrease)	(47,287,205)	(50,574,411)
Redemption fees	37,169	36,772
Total increase (decrease) in net assets	(21,656,826)	(51,747,667)

Net Assets
Beginning of period	332,708,467	384,456,134
End of period (including undistributed net investment income of $1,990,012 and undistributed net investment income of $2,899,067, respectively)	$ 311,051,641	$ 332,708,467

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.87	$ 28.70	$ 32.97	$ 25.96	$ 15.74
Income from Investment Operations
Net investment income (loss) C	.30	.34	.35	.25	.19
Net realized and unrealized gain (loss)	2.59	1.37	(2.62)	7.09	10.07
Total from investment operations	2.89	1.71	(2.27)	7.34	10.26
Distributions from net investment income	(.33)	(.31)	(.20)	(.12)	(.05)
Distributions from net realized gain	(.09)	(1.23)	(1.81)	(.22)	-
Total distributions	(.42)	(1.54)	(2.01)	(.34)	(.05)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 31.34	$ 28.87	$ 28.70	$ 32.97	$ 25.96
Total Return A, B	10.10%	6.36%	(7.44)%	28.53%	65.43%
Ratios to Average Net Assets D, F
Expenses before reductions	1.41%	1.42%	1.39%	1.44%	1.54%
Expenses net of fee waivers, if any	1.41%	1.42%	1.39%	1.44%	1.50%
Expenses net of all reductions	1.38%	1.38%	1.35%	1.40%	1.41%
Net investment income (loss)	.99%	1.24%	1.12%	.86%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 155,104	$ 160,427	$ 179,346	$ 189,255	$ 131,564
Portfolio turnover rate E	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.13	$ 27.98	$ 32.20	$ 25.40	$ 15.43
Income from Investment Operations
Net investment income (loss) C	.20	.25	.25	.15	.14
Net realized and unrealized gain (loss)	2.54	1.33	(2.55)	6.94	9.86
Total from investment operations	2.74	1.58	(2.30)	7.09	10.00
Distributions from net investment income	(.25)	(.20)	(.12)	(.08)	(.04)
Distributions from net realized gain	(.09)	(1.23)	(1.81)	(.22)	-
Total distributions	(.34)	(1.43)	(1.93)	(.30)	(.04)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 30.53	$ 28.13	$ 27.98	$ 32.20	$ 25.40
Total Return A, B	9.80%	6.04%	(7.70)%	28.13%	65.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.70%	1.70%	1.70%	1.74%	1.84%
Expenses net of fee waivers, if any	1.70%	1.70%	1.69%	1.74%	1.75%
Expenses net of all reductions	1.67%	1.67%	1.65%	1.70%	1.66%
Net investment income (loss)	.70%	.95%	.82%	.55%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,620	$ 49,359	$ 55,452	$ 61,620	$ 45,259
Portfolio turnover rate E	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.77	$ 26.62	$ 30.72	$ 24.29	$ 14.82
Income from Investment Operations
Net investment income (loss) C	.06	.12	.10	.02	.04
Net realized and unrealized gain (loss)	2.41	1.26	(2.44)	6.61	9.45
Total from investment operations	2.47	1.38	(2.34)	6.63	9.49
Distributions from net investment income	(.09)	-	-	-	(.03)
Distributions from net realized gain	(.09)	(1.23)	(1.77)	(.21)	-
Total distributions	(.18)	(1.23)	(1.77)	(.21)	(.03)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 29.06	$ 26.77	$ 26.62	$ 30.72	$ 24.29
Total Return A, B	9.27%	5.51%	(8.16)%	27.48%	64.23%
Ratios to Average Net Assets D, F
Expenses before reductions	2.20%	2.19%	2.19%	2.24%	2.32%
Expenses net of fee waivers, if any	2.20%	2.19%	2.18%	2.24%	2.25%
Expenses net of all reductions	2.17%	2.16%	2.15%	2.20%	2.16%
Net investment income (loss)	.20%	.46%	.32%	.06%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,194	$ 15,823	$ 20,831	$ 29,611	$ 25,750
Portfolio turnover rate E	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.53	$ 26.44	$ 30.58	$ 24.19	$ 14.76
Income from Investment Operations
Net investment income (loss) C	.07	.13	.11	.03	.04
Net realized and unrealized gain (loss)	2.39	1.25	(2.41)	6.59	9.41
Total from investment operations	2.46	1.38	(2.30)	6.62	9.45
Distributions from net investment income	(.12)	(.06)	(.04)	(.02)	(.03)
Distributions from net realized gain	(.09)	(1.23)	(1.81)	(.22)	-
Total distributions	(.21)	(1.29)	(1.85)	(.24)	(.03)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 28.78	$ 26.53	$ 26.44	$ 30.58	$ 24.19
Total Return A, B	9.33%	5.57%	(8.10)%	27.58%	64.21%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.16%	2.13%	2.17%	2.28%
Expenses net of fee waivers, if any	2.16%	2.16%	2.13%	2.17%	2.25%
Expenses net of all reductions	2.12%	2.13%	2.10%	2.13%	2.16%
Net investment income (loss)	.24%	.49%	.37%	.12%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,824	$ 67,074	$ 78,939	$ 87,089	$ 59,491
Portfolio turnover rate E	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 29.67	$ 29.49	$ 33.80	$ 26.58	$ 16.07
Income from Investment Operations
Net investment income (loss) B	.40	.44	.46	.34	.26
Net realized and unrealized gain (loss)	2.68	1.39	(2.69)	7.26	10.29
Total from investment operations	3.08	1.83	(2.23)	7.60	10.55
Distributions from net investment income	(.41)	(.42)	(.29)	(.17)	(.05)
Distributions from net realized gain	(.09)	(1.23)	(1.81)	(.22)	-
Total distributions	(.51) H	(1.65)	(2.09) G	(.39)	(.05)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 32.24	$ 29.67	$ 29.49	$ 33.80	$ 26.58
Total Return A	10.47%	6.64%	(7.13)%	28.87%	65.94%
Ratios to Average Net Assets C, E
Expenses before reductions	1.11%	1.11%	1.10%	1.14%	1.25%
Expenses net of fee waivers, if any	1.11%	1.11%	1.10%	1.14%	1.25%
Expenses net of all reductions	1.08%	1.08%	1.06%	1.10%	1.16%
Net investment income (loss)	1.29%	1.54%	1.41%	1.16%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,310	$ 40,026	$ 49,888	$ 45,042	$ 23,888
Portfolio turnover rate D	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $2.09 per share is comprised of distributions from net investment income of $.288 and distributions from net realized gain of $1.805 per share.

H Total distributions of $.51 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.092 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 50,490,180
Gross unrealized depreciation	(6,807,427)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,682,753

Tax Cost	$ 268,130,269

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,990,012
Undistributed long-term capital gain	$ 13,464,603
Net unrealized appreciation (depreciation)	$ 43,633,318

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 4,205,209	$ 3,170,802
Long-term Capital Gains	-	16,643,937
Total	$ 4,205,209	$ 19,814,739

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $306,043,005 and $360,868,340, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 399,309	$ 3,959
Class T	.25%	.25%	245,128	4,890
Class B	.75%	.25%	129,496	98,671
Class C	.75%	.25%	658,001	56,806
			$ 1,431,934	$ 164,326

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44,274
Class T	9,871
Class B*	17,165
Class C*	7,055
$ 78,365

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 433,774.27
Class T	151,846.31
Class B	38,928.30
Class C	172,666.26
Institutional Class	86,470.22
	$ 883,684

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $329 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,531,905.34%		$ 1,501

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $727 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,213. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,761,833. The weighted average interest rate was .64%. The interest expense amounted to $721 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $100,151 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,813,789	$ 1,898,062
Class T	420,491	399,045
Class B	51,393	-
Class C	298,953	179,759
Institutional Class	553,030	693,936
Total	$ 3,137,656	$ 3,170,802
From net realized gain
Class A	$ 507,200	$ 7,604,616
Class T	157,899	2,417,855
Class B	51,958	945,064
Class C	227,303	3,624,620
Institutional Class	123,193	2,051,782
Total	$ 1,067,553	$ 16,643,937

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	824,496	989,897	$ 24,773,595	$ 27,425,901
Reinvestment of distributions	67,510	303,306	1,994,909	8,125,561
Shares redeemed	(1,500,614)	(1,983,648)	(44,694,536)	(54,478,732)
Net increase (decrease)	(608,608)	(690,445)	$ (17,926,032)	$ (18,927,270)
Class T
Shares sold	210,810	243,741	$ 6,182,895	$ 6,578,292
Reinvestment of distributions	19,545	105,156	564,060	2,751,935
Shares redeemed	(425,275)	(575,900)	(12,356,062)	(15,451,183)
Net increase (decrease)	(194,920)	(227,003)	$ (5,609,107)	$ (6,120,956)
Class B
Shares sold	10,130	12,950	$ 286,596	$ 335,990
Reinvestment of distributions	3,105	30,756	85,708	769,523
Shares redeemed	(253,486)	(235,196)	(7,070,284)	(6,006,764)
Net increase (decrease)	(240,251)	(191,490)	$ (6,697,980)	$ (4,901,251)
Class C
Shares sold	303,601	321,798	$ 8,446,000	$ 8,176,407
Reinvestment of distributions	15,990	125,179	436,858	3,103,186
Shares redeemed	(699,221)	(903,872)	(19,141,307)	(22,892,814)
Net increase (decrease)	(379,630)	(456,895)	$ (10,258,449)	$ (11,613,221)
Institutional Class
Shares sold	392,380	751,216	$ 12,135,351	$ 21,500,312
Reinvestment of distributions	17,860	64,226	541,525	1,763,657
Shares redeemed	(632,861)	(1,158,394)	(19,472,513)	(32,275,682)
Net increase (decrease)	(222,621)	(342,952)	$ (6,795,637)	$ (9,011,713)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.255	$1.33

Class T	12/09/13	12/06/13	$0.165	$1.33

Class B	12/09/13	12/06/13	$0.00	$1.33

Class C	12/09/13	12/06/13	$0.032	$1.33

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $14,135,861 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.498	$0.0766

Class T	12/10/12	$0.414	$0.0766

Class B	12/10/12	$0.260	$0.0766

Class C	12/10/12	$0.290	$0.0766

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

AEA-UANN-1213
1.784737.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	10.47%	18.53%	14.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Colin Chickles, Portfolio Manager of Fidelity Advisor® Emerging Asia Fund: For the year, the fund's Institutional Class shares returned 10.47%, topping the 10.27% gain of the MSCI® AC (All Country) Asia ex Japan Index. Versus the index, performance was especially helped by stock selection in China and Hong Kong. Two Chinese holdings stood out as positives. Internet services provider Tencent Holdings was the top contributor, aided by robust growth in its online gaming and messaging revenue. Fund performance was further lifted by a small non-index position in real estate Internet portal SouFun Holdings. Other noteworthy contributors included several Hong Kong-listed casino stocks: Galaxy Entertainment Group, where the fund had a sizable overweighting, and two non-index stocks, Melco Crown Entertainment and Melco International Development, the latter of which I sold. Conversely, stock selection in India detracted from relative performance. The shares of Grasim Industries, an India-based cement maker, struggled amid delays in government infrastructure spending, and I eliminated this non-index position. Another detractor that I sold was Hindustan Unilever, partially owned by Anglo-Dutch consumer goods firm Unilever. The biggest relative detractor was South Korean automaker Kia Motors. The main problem here was poor timing on my part.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.41%
Actual		$ 1,000.00	$ 1,006.70	$ 7.13
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.17
Class T	1.69%
Actual		$ 1,000.00	$ 1,005.30	$ 8.54
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.18%
Actual		$ 1,000.00	$ 1,002.80	$ 11.00
HypotheticalA		$ 1,000.00	$ 1,014.22	$ 11.07
Class C	2.15%
Actual		$ 1,000.00	$ 1,003.10	$ 10.86
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.92
Institutional Class	1.10%
Actual		$ 1,000.00	$ 1,008.40	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	6.2	6.5
AIA Group Ltd.	2.7	2.5
China Construction Bank Corp. (H Shares)	2.4	2.5
Tencent Holdings Ltd.	2.4	1.8
Hyundai Motor Co.	2.3	1.5
Industrial & Commercial Bank of China Ltd. (H Shares)	2.2	2.0
CNOOC Ltd.	2.0	0.0
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9	3.9
POSCO	1.4	1.0
United Overseas Bank Ltd.	1.4	0.0
	24.9
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.6	33.4
Information Technology	19.7	18.7
Consumer Discretionary	11.7	9.2
Materials	7.3	5.4
Industrials	6.9	7.7
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 98.0%	Stocks 98.1%
Short-Term Investments and Net Other Assets (Liabilities) 2.0%	Short-Term Investments and Net Other Assets (Liabilities) 1.9%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 0.3%
Fortescue Metals Group Ltd.	136,077	$ 670,075
Karoon Gas Australia Ltd. (a)	90,942	380,775
TOTAL AUSTRALIA		1,050,850
Bermuda - 1.4%
Cafe de Coral Holdings Ltd.	160,000	548,949
CSI Properties Ltd.	9,760,000	339,894
Great Eagle Holdings Ltd.	501,000	1,783,516
Hongkong Land Holdings Ltd.	219,000	1,349,040
Oriental Watch Holdings Ltd.	1,280,000	409,442
TOTAL BERMUDA		4,430,841
Cayman Islands - 11.5%
58.com, Inc. ADR	1,500	36,180
Baidu.com, Inc. sponsored ADR (a)	7,000	1,126,300
Baoxin Auto Group Ltd.	858,000	884,228
Bitauto Holdings Ltd. ADR (a)	2,475	60,662
Bonjour Holdings Ltd.	778,000	168,585
China Lodging Group Ltd. ADR (a)	6,400	140,672
China Mengniu Dairy Co. Ltd.	311,000	1,367,870
China Resources Cement Holdings Ltd.	1,779,972	1,191,546
China Sanjiang Fine Chemicals Ltd.	1,325,000	586,192
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	1,247,000	466,439
Cimc Enric Holdings Ltd.	388,000	546,493
Country Garden Holdings Co. Ltd.	1,871,000	1,279,027
Ctrip.com International Ltd. sponsored ADR (a)	14,400	781,200
E-Commerce China Dangdang, Inc. ADR (a)(d)	28,300	250,455
Geely Automobile Holdings Ltd.	1,690,000	852,302
Greatview Aseptic Pack Co. Ltd.	622,000	391,508
Greentown China Holdings Ltd.	361,500	702,204
Haitian International Holdings Ltd.	349,000	840,877
Hengan International Group Co. Ltd.	150,000	1,837,031
Hengdeli Holdings Ltd.	1,300,000	308,526
Hosa International Ltd.	1,082,000	401,930
Ju Teng International Holdings Ltd.	938,000	682,358
KWG Property Holding Ltd.	2,058,000	1,332,537
Lee & Man Paper Manufacturing Ltd.	2,564,000	1,838,751
Lifestyle International Holdings Ltd.	666,000	1,451,748
Melco Crown Entertainment Ltd. sponsored ADR (a)	63,100	2,092,396
MGM China Holdings Ltd.	221,600	763,152
Semiconductor Manufacturing International Corp. (a)	3,986,000	294,875
SOHO China Ltd.	502,000	439,647
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
SouFun Holdings Ltd. ADR	12,700	$ 676,021
Springland International Holdings Ltd.	3,706,000	2,031,536
SPT Energy Group, Inc.	1,166,000	642,180
Tencent Holdings Ltd.	135,000	7,369,018
Value Partners Group Ltd.	879,000	533,998
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	24,200	707,850
Youku Tudou, Inc. ADR (a)	16,400	446,736
Zhen Ding Technology Holding Ltd.	145,400	340,839
TOTAL CAYMAN ISLANDS		35,863,869
China - 15.9%
Aluminum Corp. of China Ltd. (H Shares) (a)	3,102,000	1,147,065
Angang Steel Co. Ltd. (H Shares) (a)	2,482,000	1,504,630
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	1,648,000	684,452
China Communications Construction Co. Ltd. (H Shares)	1,224,000	999,345
China Construction Bank Corp. (H Shares)	9,666,000	7,505,394
China Longyuan Power Grid Corp. Ltd. (H Shares)	585,000	672,301
China Merchants Bank Co. Ltd. (H Shares)	1,255,500	2,493,835
China Minsheng Banking Corp. Ltd. (H Shares)	1,764,000	2,022,696
China Pacific Insurance Group Co. Ltd. (H Shares)	612,400	2,211,686
China Petroleum & Chemical Corp. (H Shares)	4,448,000	3,600,690
China Railway Construction Corp. Ltd. (H Shares)	2,158,500	2,366,471
China Railway Group Ltd. (H Shares)	3,755,000	2,121,359
China Suntien Green Energy Corp. Ltd. (H Shares)	5,564,000	1,944,852
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	1,174,000	592,073
CSR Corp. Ltd. (H Shares)	1,385,000	1,154,018
Guangzhou R&F Properties Co. Ltd. (H Shares)	588,000	1,031,446
Harbin Power Equipment Co. Ltd. (H Shares)	792,000	497,490
Huadian Power International Corp. Ltd. (H Shares)	1,846,000	857,165
Huaneng Power International, Inc. (H Shares)	1,872,000	1,954,014
Industrial & Commercial Bank of China Ltd. (H Shares)	9,944,000	6,964,520
Maanshan Iron & Steel Ltd. (H Shares) (a)	5,700,000	1,455,695
PetroChina Co. Ltd. (H Shares)	1,100,000	1,252,660
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	327,500	2,578,857
Shanghai Electric Group Co. Ltd. (H Shares)	1,870,000	660,880
Sinotrans Ltd. (H Shares)	4,503,000	1,109,342
TOTAL CHINA		49,382,936
Hong Kong - 11.7%
AIA Group Ltd.	1,676,200	8,507,477
Champion (REIT)	2,688,000	1,199,598
China Mobile Ltd.	98,000	1,018,382
Common Stocks - continued
	Shares	Value
Hong Kong - continued
China Pharmaceutical Group Ltd.	540,000	$ 336,412
China Power International Development Ltd.	1,185,000	464,646
China Resources Power Holdings Co. Ltd.	542,000	1,419,141
CNOOC Ltd.	2,982,000	6,065,303
Dah Chong Hong Holdings Ltd.	1,144,000	970,917
Dah Sing Banking Group Ltd.	292,400	551,385
Dah Sing Financial Holdings Ltd.	75,200	467,999
Fosun International Ltd.	796,000	764,891
Galaxy Entertainment Group Ltd. (a)	433,000	3,230,885
Hysan Development Co. Ltd.	463,000	2,164,807
Magnificent Estates Ltd.	2,276,000	110,086
New World Development Co. Ltd. rights (a)	2	0
Singamas Container Holdings Ltd.	1,996,000	465,982
SinoMedia Holding Ltd.	330,000	307,313
Sun Art Retail Group Ltd.	1,208,000	1,978,795
Vitasoy International Holdings Ltd.	834,000	1,075,713
Wharf Holdings Ltd.	263,000	2,215,130
Wheelock and Co. Ltd.	382,000	1,951,141
Wing Hang Bank Ltd.	81,500	1,159,480
TOTAL HONG KONG		36,425,483
India - 8.8%
Apollo Tyres Ltd.	771,356	852,417
Axis Bank Ltd.	58,263	1,156,013
Balkrishna Industries Ltd. (a)	3,371	15,134
Bharat Heavy Electricals Ltd.	931,871	2,133,698
Britannia Industries Ltd.	36,985	563,892
CESC Ltd. GDR (a)	45,455	274,689
Coal India Ltd.	296,027	1,383,243
Cox & Kings India Ltd.	131,185	195,424
HCL Infosystems Ltd. (a)	270,811	103,492
HCL Technologies Ltd.	44,668	793,962
HDFC Bank Ltd.	236,620	2,627,733
Hexaware Technologies Ltd.	190,834	411,713
Hindustan Petroleum Corp. Ltd.	456,591	1,491,864
Housing Development Finance Corp. Ltd.	252,396	3,502,064
IL&FS Transportation Networks Ltd.	57,788	100,339
Lupin Ltd.	27,578	409,473
McLeod Russel India Ltd.	116,293	517,453
MindTree Consulting Ltd.	51,674	1,160,745
Mphasis BFL Ltd.	30,231	207,708
MRF Ltd.	1,466	374,710
Common Stocks - continued
	Shares	Value
India - continued
NIIT Technologies Ltd.	62,779	$ 285,706
NTPC Ltd.	773,997	1,872,695
Reliance Infrastructure Ltd. (a)	24,687	172,982
Shriram City Union Finance Ltd.	29,209	479,367
Sintex Industries Ltd.	243,221	130,049
Tata Consultancy Services Ltd.	95,368	3,268,564
The Jammu & Kashmir Bank Ltd.	35,573	752,717
Upl Ltd.	454,188	1,212,416
Wockhardt Ltd. (a)	93,260	672,769
Zydus Wellness Ltd.	13,574	124,420
TOTAL INDIA		27,247,451
Indonesia - 2.3%
PT Bank Rakyat Indonesia Tbk	5,157,000	3,614,113
PT BISI International Tbk	1,820,000	98,487
PT Express Transindo Utama Tbk	1,809,000	240,717
PT Telkomunikasi Indonesia Tbk Series B	13,668,000	2,849,380
PT Tempo Scan Pacific Tbk	898,000	310,684
TOTAL INDONESIA		7,113,381
Japan - 0.5%
Fuji Media Holdings, Inc.	34,100	679,796
Suzuki Motor Corp.	38,800	975,641
TOTAL JAPAN		1,655,437
Korea (South) - 21.6%
CJ O Shopping Co. Ltd.	2,066	689,134
Daesang Corp.	26,510	866,780
Daewoo International Corp.	43,400	1,601,000
DGB Financial Group Co. Ltd.	145,870	2,336,602
E1 Corp.	1,751	125,557
Hanwha Corp.	11,800	446,414
Hotel Shilla Co.	38,053	2,456,118
Hy-Lok Corp.	13,069	328,794
Hyosung Corp.	3,822	257,854
Hyundai Hysco Co. Ltd.	28,070	1,113,511
Hyundai Industrial Development & Construction Co.	19,150	425,844
Hyundai Motor Co.	30,000	7,151,738
Hyundai Steel Co.	24,236	1,998,199
KB Financial Group, Inc.	87,460	3,442,758
Kia Motors Corp.	54,606	3,174,646
Kolon Industries, Inc.	6,837	382,024
Korea Plant Service & Engineering Co. Ltd.	4,409	223,508
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Korean Reinsurance Co.	53,510	$ 600,001
LG Hausys Ltd.	1,322	160,068
LG Home Shopping, Inc.	3,166	729,688
NHN Corp.	6,252	3,516,925
POSCO	14,934	4,456,184
Samsung Electronics Co. Ltd.	14,062	19,411,293
SBS Contents Hub Co. Ltd.	25,286	353,815
Shinhan Financial Group Co. Ltd.	82,190	3,581,992
SK Hynix, Inc. (a)	117,800	3,546,386
SK Telecom Co. Ltd.	7,464	1,625,744
Soulbrain Co. Ltd.	26,486	1,322,702
Sung Kwang Bend Co. Ltd.	10,617	290,615
Tong Yang Life Insurance Co. Ltd.	48,010	508,925
TOTAL KOREA (SOUTH)		67,124,819
Malaysia - 3.4%
British American Tobacco (Malaysia) Bhd	39,600	796,642
Bumiputra-Commerce Holdings Bhd	8,639	20,445
Bursa Malaysia Bhd	232,200	591,442
Glomac Bhd	1,287,700	460,986
Malayan Banking Bhd	881,906	2,726,882
Malaysian Plantations Bhd	912,000	1,499,534
Media Prima Bhd	139,900	117,008
Tenaga Nasional Bhd	1,013,200	3,026,921
YTL Corp. Bhd	2,293,500	1,198,883
TOTAL MALAYSIA		10,438,743
Papua New Guinea - 0.2%
Oil Search Ltd. ADR	79,882	642,509
Philippines - 0.9%
Alliance Global Group, Inc.	815,500	497,245
Holcim Philippines, Inc.	100,600	32,544
Manila Water Co., Inc.	423,900	245,227
Security Bank Corp.	509,580	1,639,052
Vista Land & Lifescapes, Inc.	2,144,600	273,937
TOTAL PHILIPPINES		2,688,005
Singapore - 5.7%
Ascendas Real Estate Investment Trust	721,000	1,375,600
Keppel Corp. Ltd.	386,000	3,371,518
Mapletree Industrial (REIT)	738,826	823,759
Singapore Telecommunications Ltd.	1,243,000	3,782,434
Common Stocks - continued
	Shares	Value
Singapore - continued
United Overseas Bank Ltd.	258,000	$ 4,328,385
UOL Group Ltd.	410,000	2,175,093
Wing Tai Holdings Ltd.	631,000	1,122,613
Yanlord Land Group Ltd.	878,000	872,911
TOTAL SINGAPORE		17,852,313
Taiwan - 8.4%
Advantech Co. Ltd.	81,000	518,719
Catcher Technology Co. Ltd.	356,000	2,068,150
Chinatrust Financial Holding Co. Ltd.	680	460
Chipbond Technology Corp.	617,000	1,245,110
ECLAT Textile Co. Ltd.	53,840	591,719
Fubon Financial Holding Co. Ltd.	2,332,000	3,406,693
LITE-ON Technology Corp.	1,035,003	1,807,343
MediaTek, Inc.	187,000	2,553,898
PChome Online, Inc.	120,000	697,129
Shin Kong Financial Holding Co. Ltd.	3,279,000	1,136,260
Sinopac Holdings Co.	4,060,178	2,000,088
Taishin Financial Holdings Co. Ltd.	5,462,757	2,755,969
Taiwan Semiconductor Manufacturing Co. Ltd.	1,583,393	5,824,695
Tongtai Machine & Tool Co. Ltd.	65,000	62,383
Unified-President Enterprises Corp.	49	93
WPG Holding Co. Ltd.	1,123,000	1,365,837
TOTAL TAIWAN		26,034,546
Thailand - 3.8%
Delta Electronics PCL (For. Reg.)	865,700	1,328,102
Kasikornbank PCL (For. Reg.)	347,600	2,166,567
Preuksa Real Estate PCL (For. Reg.)	1,594,700	1,142,548
PTT Global Chemical PCL (For. Reg.)	576,067	1,452,892
Quality Houses PCL	5,793,000	565,806
Shin Corp. PLC:
(For. Reg.)	22,800	61,716
NVDR	736,200	1,992,766
Supalai PCL (For. Reg.)	1,208,600	687,300
Thai Beverage PCL	3,049,000	1,337,711
Total Access Communication PCL NVDR	263,100	950,964
Toyo-Thai Corp. PCL	242,900	300,455
TOTAL THAILAND		11,986,827
United Kingdom - 0.7%
HSBC Holdings PLC (Hong Kong)	192,900	2,109,323
Common Stocks - continued
	Shares	Value
United States of America - 0.9%
Las Vegas Sands Corp.	38,900	$ 2,731,558
TOTAL COMMON STOCKS (Cost $260,507,588)		304,778,891
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.09% (b)	6,468,931	6,468,931
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	565,200	565,200
TOTAL MONEY MARKET FUNDS (Cost $7,034,131)		7,034,131
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $267,541,719)		311,813,022
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(761,381)
NET ASSETS - 100%		$ 311,051,641
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,323
Fidelity Securities Lending Cash Central Fund	7,213
Total	$ 13,536
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,439,053	$ 34,783,616	$ 1,655,437	$ -
Consumer Staples	10,564,887	10,564,887	-	-
Energy	17,870,515	6,951,862	10,918,653	-
Financials	107,861,325	96,099,519	11,761,806	-
Health Care	2,437,188	2,027,715	409,473	-
Industrials	20,628,490	20,628,490	-	-
Information Technology	61,502,281	55,382,711	6,119,570	-
Materials	22,225,093	16,621,844	5,603,249	-
Telecommunication Services	12,281,386	9,637,260	2,644,126	-
Utilities	12,968,673	11,014,659	1,954,014	-
Money Market Funds	7,034,131	7,034,131	-	-
Total Investments in Securities:	$ 311,813,022	$ 270,746,694	$ 41,066,328	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 335,192
Level 2 to Level 1	$ 3,902,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $548,646) - See accompanying schedule: Unaffiliated issuers (cost $260,507,588)	$ 304,778,891
Fidelity Central Funds (cost $7,034,131)	7,034,131
Total Investments (cost $267,541,719)		$ 311,813,022
Foreign currency held at value (cost $210,153)		209,917
Receivable for investments sold		1,104,104
Receivable for fund shares sold		427,943
Dividends receivable		113,741
Distributions receivable from Fidelity Central Funds		2,716
Prepaid expenses		885
Other receivables		167,938
Total assets		313,840,266

Liabilities
Payable to custodian bank	$ 603,137
Payable for investments purchased	320,497
Payable for fund shares redeemed	790,333
Accrued management fee	181,867
Distribution and service plan fees payable	111,872
Other affiliated payables	81,342
Other payables and accrued expenses	134,377
Collateral on securities loaned, at value	565,200
Total liabilities		2,788,625

Net Assets		$ 311,051,641
Net Assets consist of:
Paid in capital		$ 251,963,708
Undistributed net investment income		1,990,012
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,876,053
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,221,868
Net Assets		$ 311,051,641

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($155,104,018 ÷ 4,948,898 shares)	$ 31.34

Maximum offering price per share (100/94.25 of $31.34)	$ 33.25
Class T: Net Asset Value and redemption price per share ($47,620,291 ÷ 1,559,774 shares)	$ 30.53

Maximum offering price per share (100/96.50 of $30.53)	$ 31.64
Class B: Net Asset Value and offering price per share ($10,193,546 ÷ 350,770 shares)A	$ 29.06

Class C: Net Asset Value and offering price per share ($61,823,768 ÷ 2,148,521 shares)A	$ 28.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,310,018 ÷ 1,126,355 shares)	$ 32.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,470,198
Income from Fidelity Central Funds		13,536
Income before foreign taxes withheld		8,483,734
Less foreign taxes withheld		(732,555)
Total income		7,751,179

Expenses
Management fee	$ 2,307,464
Transfer agent fees	883,684
Distribution and service plan fees	1,431,934
Accounting and security lending fees	169,765
Custodian fees and expenses	253,977
Independent trustees' compensation	1,918
Registration fees	72,116
Audit	104,018
Legal	893
Interest	2,222
Miscellaneous	1,799
Total expenses before reductions	5,229,790
Expense reductions	(100,151)	5,129,639
Net investment income (loss)		2,621,540
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,494,404
Foreign currency transactions	(344,933)
Total net realized gain (loss)		28,149,471
Change in net unrealized appreciation (depreciation) on: Investment securities	(969,713)
Assets and liabilities in foreign currencies	(2,879)
Total change in net unrealized appreciation (depreciation)		(972,592)
Net gain (loss)		27,176,879
Net increase (decrease) in net assets resulting from operations		$ 29,798,419

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,621,540	$ 3,712,523
Net realized gain (loss)	28,149,471	(12,320,269)
Change in net unrealized appreciation (depreciation)	(972,592)	27,212,457
Net increase (decrease) in net assets resulting from operations	29,798,419	18,604,711
Distributions to shareholders from net investment income	(3,137,656)	(3,170,802)
Distributions to shareholders from net realized gain	(1,067,553)	(16,643,937)
Total distributions	(4,205,209)	(19,814,739)
Share transactions - net increase (decrease)	(47,287,205)	(50,574,411)
Redemption fees	37,169	36,772
Total increase (decrease) in net assets	(21,656,826)	(51,747,667)

Net Assets
Beginning of period	332,708,467	384,456,134
End of period (including undistributed net investment income of $1,990,012 and undistributed net investment income of $2,899,067, respectively)	$ 311,051,641	$ 332,708,467

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.87	$ 28.70	$ 32.97	$ 25.96	$ 15.74
Income from Investment Operations
Net investment income (loss) C	.30	.34	.35	.25	.19
Net realized and unrealized gain (loss)	2.59	1.37	(2.62)	7.09	10.07
Total from investment operations	2.89	1.71	(2.27)	7.34	10.26
Distributions from net investment income	(.33)	(.31)	(.20)	(.12)	(.05)
Distributions from net realized gain	(.09)	(1.23)	(1.81)	(.22)	-
Total distributions	(.42)	(1.54)	(2.01)	(.34)	(.05)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 31.34	$ 28.87	$ 28.70	$ 32.97	$ 25.96
Total Return A, B	10.10%	6.36%	(7.44)%	28.53%	65.43%
Ratios to Average Net Assets D, F
Expenses before reductions	1.41%	1.42%	1.39%	1.44%	1.54%
Expenses net of fee waivers, if any	1.41%	1.42%	1.39%	1.44%	1.50%
Expenses net of all reductions	1.38%	1.38%	1.35%	1.40%	1.41%
Net investment income (loss)	.99%	1.24%	1.12%	.86%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 155,104	$ 160,427	$ 179,346	$ 189,255	$ 131,564
Portfolio turnover rate E	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.13	$ 27.98	$ 32.20	$ 25.40	$ 15.43
Income from Investment Operations
Net investment income (loss) C	.20	.25	.25	.15	.14
Net realized and unrealized gain (loss)	2.54	1.33	(2.55)	6.94	9.86
Total from investment operations	2.74	1.58	(2.30)	7.09	10.00
Distributions from net investment income	(.25)	(.20)	(.12)	(.08)	(.04)
Distributions from net realized gain	(.09)	(1.23)	(1.81)	(.22)	-
Total distributions	(.34)	(1.43)	(1.93)	(.30)	(.04)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 30.53	$ 28.13	$ 27.98	$ 32.20	$ 25.40
Total Return A, B	9.80%	6.04%	(7.70)%	28.13%	65.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.70%	1.70%	1.70%	1.74%	1.84%
Expenses net of fee waivers, if any	1.70%	1.70%	1.69%	1.74%	1.75%
Expenses net of all reductions	1.67%	1.67%	1.65%	1.70%	1.66%
Net investment income (loss)	.70%	.95%	.82%	.55%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,620	$ 49,359	$ 55,452	$ 61,620	$ 45,259
Portfolio turnover rate E	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.77	$ 26.62	$ 30.72	$ 24.29	$ 14.82
Income from Investment Operations
Net investment income (loss) C	.06	.12	.10	.02	.04
Net realized and unrealized gain (loss)	2.41	1.26	(2.44)	6.61	9.45
Total from investment operations	2.47	1.38	(2.34)	6.63	9.49
Distributions from net investment income	(.09)	-	-	-	(.03)
Distributions from net realized gain	(.09)	(1.23)	(1.77)	(.21)	-
Total distributions	(.18)	(1.23)	(1.77)	(.21)	(.03)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 29.06	$ 26.77	$ 26.62	$ 30.72	$ 24.29
Total Return A, B	9.27%	5.51%	(8.16)%	27.48%	64.23%
Ratios to Average Net Assets D, F
Expenses before reductions	2.20%	2.19%	2.19%	2.24%	2.32%
Expenses net of fee waivers, if any	2.20%	2.19%	2.18%	2.24%	2.25%
Expenses net of all reductions	2.17%	2.16%	2.15%	2.20%	2.16%
Net investment income (loss)	.20%	.46%	.32%	.06%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,194	$ 15,823	$ 20,831	$ 29,611	$ 25,750
Portfolio turnover rate E	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.53	$ 26.44	$ 30.58	$ 24.19	$ 14.76
Income from Investment Operations
Net investment income (loss) C	.07	.13	.11	.03	.04
Net realized and unrealized gain (loss)	2.39	1.25	(2.41)	6.59	9.41
Total from investment operations	2.46	1.38	(2.30)	6.62	9.45
Distributions from net investment income	(.12)	(.06)	(.04)	(.02)	(.03)
Distributions from net realized gain	(.09)	(1.23)	(1.81)	(.22)	-
Total distributions	(.21)	(1.29)	(1.85)	(.24)	(.03)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 28.78	$ 26.53	$ 26.44	$ 30.58	$ 24.19
Total Return A, B	9.33%	5.57%	(8.10)%	27.58%	64.21%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.16%	2.13%	2.17%	2.28%
Expenses net of fee waivers, if any	2.16%	2.16%	2.13%	2.17%	2.25%
Expenses net of all reductions	2.12%	2.13%	2.10%	2.13%	2.16%
Net investment income (loss)	.24%	.49%	.37%	.12%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,824	$ 67,074	$ 78,939	$ 87,089	$ 59,491
Portfolio turnover rate E	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 29.67	$ 29.49	$ 33.80	$ 26.58	$ 16.07
Income from Investment Operations
Net investment income (loss) B	.40	.44	.46	.34	.26
Net realized and unrealized gain (loss)	2.68	1.39	(2.69)	7.26	10.29
Total from investment operations	3.08	1.83	(2.23)	7.60	10.55
Distributions from net investment income	(.41)	(.42)	(.29)	(.17)	(.05)
Distributions from net realized gain	(.09)	(1.23)	(1.81)	(.22)	-
Total distributions	(.51) H	(1.65)	(2.09) G	(.39)	(.05)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 32.24	$ 29.67	$ 29.49	$ 33.80	$ 26.58
Total Return A	10.47%	6.64%	(7.13)%	28.87%	65.94%
Ratios to Average Net Assets C, E
Expenses before reductions	1.11%	1.11%	1.10%	1.14%	1.25%
Expenses net of fee waivers, if any	1.11%	1.11%	1.10%	1.14%	1.25%
Expenses net of all reductions	1.08%	1.08%	1.06%	1.10%	1.16%
Net investment income (loss)	1.29%	1.54%	1.41%	1.16%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,310	$ 40,026	$ 49,888	$ 45,042	$ 23,888
Portfolio turnover rate D	95%	95%	119%	138%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $2.09 per share is comprised of distributions from net investment income of $.288 and distributions from net realized gain of $1.805 per share.

H Total distributions of $.51 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.092 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 50,490,180
Gross unrealized depreciation	(6,807,427)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,682,753

Tax Cost	$ 268,130,269

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,990,012
Undistributed long-term capital gain	$ 13,464,603
Net unrealized appreciation (depreciation)	$ 43,633,318

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 4,205,209	$ 3,170,802
Long-term Capital Gains	-	16,643,937
Total	$ 4,205,209	$ 19,814,739

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $306,043,005 and $360,868,340, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 399,309	$ 3,959
Class T	.25%	.25%	245,128	4,890
Class B	.75%	.25%	129,496	98,671
Class C	.75%	.25%	658,001	56,806
			$ 1,431,934	$ 164,326

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44,274
Class T	9,871
Class B*	17,165
Class C*	7,055
$ 78,365

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 433,774.27
Class T	151,846.31
Class B	38,928.30
Class C	172,666.26
Institutional Class	86,470.22
	$ 883,684

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $329 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,531,905.34%		$ 1,501

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $727 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the

Annual Report

7. Security Lending - continued

Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,213. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,761,833. The weighted average interest rate was .64%. The interest expense amounted to $721 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $100,151 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,813,789	$ 1,898,062
Class T	420,491	399,045
Class B	51,393	-
Class C	298,953	179,759
Institutional Class	553,030	693,936
Total	$ 3,137,656	$ 3,170,802
From net realized gain
Class A	$ 507,200	$ 7,604,616
Class T	157,899	2,417,855
Class B	51,958	945,064
Class C	227,303	3,624,620
Institutional Class	123,193	2,051,782
Total	$ 1,067,553	$ 16,643,937

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	824,496	989,897	$ 24,773,595	$ 27,425,901
Reinvestment of distributions	67,510	303,306	1,994,909	8,125,561
Shares redeemed	(1,500,614)	(1,983,648)	(44,694,536)	(54,478,732)
Net increase (decrease)	(608,608)	(690,445)	$ (17,926,032)	$ (18,927,270)
Class T
Shares sold	210,810	243,741	$ 6,182,895	$ 6,578,292
Reinvestment of distributions	19,545	105,156	564,060	2,751,935
Shares redeemed	(425,275)	(575,900)	(12,356,062)	(15,451,183)
Net increase (decrease)	(194,920)	(227,003)	$ (5,609,107)	$ (6,120,956)
Class B
Shares sold	10,130	12,950	$ 286,596	$ 335,990
Reinvestment of distributions	3,105	30,756	85,708	769,523
Shares redeemed	(253,486)	(235,196)	(7,070,284)	(6,006,764)
Net increase (decrease)	(240,251)	(191,490)	$ (6,697,980)	$ (4,901,251)
Class C
Shares sold	303,601	321,798	$ 8,446,000	$ 8,176,407
Reinvestment of distributions	15,990	125,179	436,858	3,103,186
Shares redeemed	(699,221)	(903,872)	(19,141,307)	(22,892,814)
Net increase (decrease)	(379,630)	(456,895)	$ (10,258,449)	$ (11,613,221)
Institutional Class
Shares sold	392,380	751,216	$ 12,135,351	$ 21,500,312
Reinvestment of distributions	17,860	64,226	541,525	1,763,657
Shares redeemed	(632,861)	(1,158,394)	(19,472,513)	(32,275,682)
Net increase (decrease)	(222,621)	(342,952)	$ (6,795,637)	$ (9,011,713)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.354	$1.33

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $14,135,861, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.582 and $0.0766 for the dividend paid 12/10/12.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

AEAI-UANN-1213
1.784738.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares into Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	4.94%	12.22%	9.16%
Class T (incl. 3.50% sales charge)	7.17%	12.46%	9.14%
Class B (incl. contingent deferred sales charge) B	5.50%	12.45%	9.23%
Class C (incl. contingent deferred sales charge) C	9.49%	12.70%	9.01%

A From March 29, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class A on March 29, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® Emerging Markets Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 11.34%, 11.06%, 10.50% and 10.49%, respectively (excluding sales charges), handily besting the 6.90% gain of the MSCI® Emerging Markets Index. Versus the index, performance was lifted by a large overweighting in software & services, especially a non-index position in China-based Internet real estate portal SouFun Holdings. However, the largest relative contributor was Mexico-based telecommunication services provider America Movil. I'll also mention casino stocks Galaxy Entertainment Group, a Hong Kong company, and Sands China. Additionally, the fund benefited from underweighting the materials and energy sectors. Specifically, our results benefited from not owning energy provider Petroleo Brasileiro, and from selling our underweighted stake in metals miner Vale, two weak-performing, Brazil-based index components. Conversely, positioning in financials dampened performance, as did my picks in the media and automobiles & components segments. Automakers Kia Motors and Astra International - based in South Korea and Indonesia, respectively - were two of our largest detractors. Golden Eagle Retail Group, a China-based chain of department stores, also hurt. I sold a number of stocks mentioned here.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.50%
Actual		$ 1,000.00	$ 1,012.10	$ 7.61 C
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63 D
Class T	1.76%
Actual		$ 1,000.00	$ 1,010.80	$ 8.92 C
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94 D
Class B	2.24%
Actual		$ 1,000.00	$ 1,008.20	$ 11.34 C
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37 D
Class C	2.25%
Actual		$ 1,000.00	$ 1,008.20	$ 11.39 C
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 D
Institutional Class	1.18%
Actual		$ 1,000.00	$ 1,013.80	$ 5.99 C
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01 D
Class Z	1.05%
Actual		$ 1,000.00	$ 1,065.60	$ 2.38 C
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.7	4.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.6	2.8
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	1.4
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.2
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.4	1.4
	11.8
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.7	23.4
Consumer Discretionary	20.6	18.9
Information Technology	14.6	16.0
Industrials	13.1	12.9
Consumer Staples	11.3	14.1
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	11.7	11.7
India	11.4	10.3
Korea (South)	8.1	8.7
Cayman Islands	7.7	3.7
South Africa	6.8	7.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.8%	Stocks 98.8%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	375,213	$ 1,847,636
Bailiwick of Jersey - 0.4%
WPP PLC	84,900	1,803,355
Bermuda - 1.8%
Brilliance China Automotive Holdings Ltd.	1,296,000	2,266,704
Cosan Ltd. Class A	106,000	1,670,560
Credicorp Ltd.	18,914	2,583,652
Jardine Matheson Holdings Ltd.	23,200	1,264,168
TOTAL BERMUDA		7,785,084
Brazil - 11.5%
Anhanguera Educacional Participacoes SA	297,400	1,778,930
BB Seguridade Participacoes SA	225,400	2,462,074
BM&F Bovespa SA	489,000	2,756,928
BR Malls Participacoes SA	249,400	2,415,847
Brasil Insurance Participacoes e Administracao SA	157,200	1,431,515
BTG Pactual Participations Ltd. unit	131,600	1,760,580
CCR SA	307,900	2,560,565
Cetip SA - Mercados Organizado	141,300	1,566,776
Cielo SA	101,780	3,089,474
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	51,051	2,573,991
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	124,776	4,641,667
Iguatemi Empresa de Shopping Centers SA	174,600	2,006,941
Itau Unibanco Holding SA sponsored ADR	387,155	5,966,059
Localiza Rent A Car SA	121,805	1,984,592
Multiplan Empreendimentos Imobiliarios SA	84,608	1,986,222
Odontoprev SA	417,100	1,724,108
Qualicorp SA (a)	190,900	1,787,823
Souza Cruz SA	199,500	2,157,792
Ultrapar Participacoes SA	103,400	2,755,549
Weg SA	129,450	1,681,544
TOTAL BRAZIL		49,088,977
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (e)	47,000	1,733,360
Cayman Islands - 7.7%
51job, Inc. sponsored ADR (a)(d)	22,745	1,742,267
Baidu.com, Inc. sponsored ADR (a)	12,783	2,056,785
Baoxin Auto Group Ltd.	1,757,000	1,810,709
Cimc Enric Holdings Ltd.	1,436,000	2,022,587
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
ENN Energy Holdings Ltd.	364,000	$ 2,157,333
Eurasia Drilling Co. Ltd. GDR (Reg. S)	43,763	1,853,363
Greatview Aseptic Pack Co. Ltd.	2,706,000	1,703,248
Haitian International Holdings Ltd.	712,000	1,715,486
Hengdeli Holdings Ltd.	5,822,000	1,381,721
Lifestyle International Holdings Ltd.	273,000	595,086
New Oriental Education & Technology Group, Inc. sponsored ADR	66,800	1,750,828
Noah Holdings Ltd. sponsored ADR	59,408	1,145,980
Sands China Ltd.	245,200	1,742,618
Shenzhou International Group Holdings Ltd.	488,000	1,680,588
SouFun Holdings Ltd. ADR (d)	39,697	2,113,071
Tencent Holdings Ltd.	132,000	7,205,262
TOTAL CAYMAN ISLANDS		32,676,932
Chile - 0.3%
Inversiones La Construccion SA	88,728	1,332,003
China - 3.2%
China Merchants Bank Co. Ltd. (H Shares)	1,418,131	2,816,873
China Minsheng Banking Corp. Ltd. (H Shares)	1,668,500	1,913,190
China Pacific Insurance Group Co. Ltd. (H Shares)	766,200	2,767,135
China Vanke Co. Ltd. (B Shares)	898,148	1,521,048
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	423,000	3,330,859
Travelsky Technology Ltd. (H Shares)	1,664,000	1,422,974
TOTAL CHINA		13,772,079
Colombia - 0.9%
Cemex Latam Holdings SA	186,188	1,424,684
Grupo de Inversiones Suramerica SA	113,820	2,255,527
TOTAL COLOMBIA		3,680,211
Denmark - 0.3%
Novo Nordisk A/S Series B sponsored ADR	8,000	1,333,360
Finland - 0.7%
Kone Oyj (B Shares)	17,200	1,516,797
Nokian Tyres PLC	33,500	1,695,212
TOTAL FINLAND		3,212,009
France - 1.9%
Bureau Veritas SA	51,700	1,561,152
Kering SA	6,400	1,454,205
LVMH Moet Hennessy - Louis Vuitton SA	8,883	1,710,235
Common Stocks - continued
	Shares	Value
France - continued
Pernod Ricard SA	12,784	$ 1,536,137
Sanofi SA sponsored ADR	32,804	1,754,358
TOTAL FRANCE		8,016,087
Hong Kong - 1.8%
AIA Group Ltd.	348,600	1,769,303
China Overseas Land and Investment Ltd.	874,000	2,705,533
Far East Horizon Ltd.	1,828,000	1,336,871
Galaxy Entertainment Group Ltd. (a)	226,000	1,686,328
TOTAL HONG KONG		7,498,035
India - 11.4%
Axis Bank Ltd.	116,529	2,312,086
Bajaj Auto Ltd.	60,192	2,080,406
Bank of Baroda	203,238	2,120,306
Bharat Heavy Electricals Ltd.	498,765	1,142,018
CRISIL Ltd.	55,838	1,014,297
Exide Industries Ltd. (a)	647,392	1,311,089
Grasim Industries Ltd. sponsored GDR	29,174	1,333,981
HCL Technologies Ltd.	94,507	1,679,836
HDFC Bank Ltd.	345,878	3,841,074
Housing Development Finance Corp. Ltd.	304,119	4,219,735
ITC Ltd.	565,319	3,073,184
Larsen & Toubro Ltd.	170,312	2,691,042
Mahindra & Mahindra Ltd.	167,717	2,416,389
Maruti Suzuki India Ltd.	51,760	1,374,298
Mundra Port and SEZ Ltd.	624,657	1,474,873
Punjab National Bank	41,921	388,856
State Bank of India	81,145	2,365,917
Sun Pharmaceutical Industries Ltd.	240,616	2,377,110
Sun TV Ltd.	277,544	1,892,284
Tata Consultancy Services Ltd.	101,225	3,469,302
Tata Motors Ltd.	420,441	2,607,500
Titan Industries Ltd.	465,207	2,017,125
Zee Entertainment Enterprises Ltd. (a)	366,050	1,580,352
TOTAL INDIA		48,783,060
Indonesia - 5.6%
PT ACE Hardware Indonesia Tbk	30,588,500	1,655,257
PT Astra International Tbk	5,066,000	2,988,576
PT Bank Central Asia Tbk	2,866,500	2,657,331
PT Bank Rakyat Indonesia Tbk	3,734,000	2,616,850
PT Global Mediacom Tbk	10,729,000	1,817,900
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Gudang Garam Tbk	554,500	$ 1,815,120
PT Indocement Tunggal Prakarsa Tbk	1,072,500	1,988,479
PT Jasa Marga Tbk	3,375,000	1,571,848
PT Kalbe Farma Tbk	13,354,000	1,540,041
PT Media Nusantara Citra Tbk	6,527,500	1,447,653
PT Semen Gresik (Persero) Tbk	1,665,500	2,120,186
PT Surya Citra Media Tbk	6,667,000	1,389,875
PT Tower Bersama Infrastructure Tbk	272,287	137,683
TOTAL INDONESIA		23,746,799
Ireland - 0.3%
Dragon Oil PLC	128,502	1,213,576
Italy - 0.7%
Pirelli & C SpA	92,500	1,303,644
Prada SpA	161,500	1,574,797
TOTAL ITALY		2,878,441
Japan - 0.4%
Japan Tobacco, Inc.	42,700	1,545,043
Kenya - 0.4%
Safaricom Ltd.	13,609,400	1,506,840
Korea (South) - 8.1%
Hyundai Mobis	12,863	3,630,019
Hyundai Motor Co.	25,741	6,136,430
Kia Motors Corp.	50,563	2,939,597
LG Household & Health Care Ltd.	3,980	2,066,353
Samsung Electronics Co. Ltd.	14,486	19,996,596
TOTAL KOREA (SOUTH)		34,768,995
Luxembourg - 0.3%
Brait SA	295,800	1,440,879
Malaysia - 0.5%
Bumiputra-Commerce Holdings Bhd	20,850	49,342
Public Bank Bhd	362,100	2,099,297
TOTAL MALAYSIA		2,148,639
Mexico - 6.2%
Alsea S.A.B. de CV	397,000	1,234,763
Banregio Grupo Financiero S.A.B. de CV	263,666	1,460,876
Coca-Cola FEMSA S.A.B. de CV Series L	179,520	2,187,991
Fomento Economico Mexicano S.A.B. de CV unit	390,000	3,648,240
Gruma S.A.B. de CV Series B (a)	234,200	1,605,102
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Aeroportuario del Pacifico SA de CV Series B	307,921	$ 1,601,999
Grupo Aeroportuario del Sureste SA de CV Series B	151,700	1,813,226
Grupo Financiero Banorte S.A.B. de CV Series O	454,700	2,902,329
Grupo Financiero Interacciones, SA de CV	322,100	1,505,919
Grupo Mexico SA de CV Series B	912,200	2,881,202
Grupo Televisa SA de CV	547,600	3,345,051
Mexichem S.A.B. de CV	506,361	2,114,745
TOTAL MEXICO		26,301,443
Netherlands - 0.4%
Yandex NV (a)	48,777	1,797,920
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	240,454	1,875,541
Panama - 0.4%
Copa Holdings SA Class A	11,152	1,667,670
Philippines - 3.1%
Alliance Global Group, Inc.	3,046,200	1,857,396
DMCI Holdings, Inc.	1,302,500	1,561,252
LT Group, Inc.	3,626,400	1,394,672
Metropolitan Bank & Trust Co.	878,033	1,808,283
Security Bank Corp.	609,300	1,959,799
SM Investments Corp.	121,706	2,410,745
SM Prime Holdings, Inc.	5,152,700	2,286,909
TOTAL PHILIPPINES		13,279,056
Russia - 3.9%
Alrosa Co. Ltd. (a)	1,247,700	1,404,067
Magnit OJSC GDR (Reg. S)	51,966	3,338,816
Moscow Exchange MICEX-RTS OAO	646,800	1,235,285
Norilsk Nickel OJSC sponsored ADR	141,765	2,150,575
NOVATEK OAO GDR (Reg. S)	22,386	3,145,233
Sberbank (Savings Bank of the Russian Federation)	1,716,500	5,502,091
TOTAL RUSSIA		16,776,067
South Africa - 6.8%
Aspen Pharmacare Holdings Ltd.	83,875	2,335,006
Barloworld Ltd.	190,162	1,704,852
Bidvest Group Ltd.	92,500	2,466,759
Capitec Bank Holdings Ltd.	45,400	967,810
Clicks Group Ltd.	275,260	1,715,105
Discovery Holdings Ltd.	213,289	1,805,958
Imperial Holdings Ltd.	104,236	2,214,772
Common Stocks - continued
	Shares	Value
South Africa - continued
Life Healthcare Group Holdings Ltd.	558,765	$ 2,282,093
Mr Price Group Ltd.	146,600	2,309,822
Nampak Ltd.	571,743	1,890,860
Naspers Ltd. Class N	55,600	5,200,687
Shoprite Holdings Ltd.	135,073	2,473,059
Wilson Bayly Holmes-Ovcon Ltd.	83,261	1,459,654
TOTAL SOUTH AFRICA		28,826,437
Sweden - 0.6%
Atlas Copco AB (A Shares)	54,300	1,506,646
Elekta AB (B Shares)	78,500	1,158,108
TOTAL SWEDEN		2,664,754
Switzerland - 1.9%
Compagnie Financiere Richemont SA Series A	15,587	1,598,468
Schindler Holding AG (Reg.)	11,260	1,600,860
SGS SA (Reg.)	640	1,499,576
Swatch Group AG (Bearer)	2,710	1,733,791
Syngenta AG (Switzerland)	4,166	1,681,467
TOTAL SWITZERLAND		8,114,162
Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,028,000	11,138,849
Thailand - 3.1%
Airports of Thailand PCL (For. Reg.)	293,900	2,001,825
BEC World PCL (For. Reg.)	930,300	1,741,043
Kasikornbank PCL (For. Reg.)	472,000	2,941,944
Minor International PCL (For. Reg.)	2,337,500	2,084,036
Siam Commercial Bank PCL (For. Reg.)	493,500	2,608,217
Thai Beverage PCL	4,246,000	1,862,880
TOTAL THAILAND		13,239,945
Togo - 0.3%
Ecobank Transnational, Inc.	16,530,029	1,444,816
Turkey - 2.6%
Anadolu Hayat Sigorta A/S	131,000	322,209
Coca-Cola Icecek A/S	66,050	1,894,233
Enka Insaat ve Sanayi A/S	541,888	1,585,285
Koc Holding A/S	484,000	2,376,055
Tupras Turkiye Petrol Rafinelleri A/S	91,000	2,065,022
Turkiye Garanti Bankasi A/S	701,375	2,824,824
TOTAL TURKEY		11,067,628
Common Stocks - continued
	Shares	Value
United Kingdom - 3.5%
Aberdeen Asset Management PLC	217,906	$ 1,547,450
British American Tobacco PLC (United Kingdom)	32,100	1,771,030
Burberry Group PLC	64,900	1,597,331
Diageo PLC	49,626	1,581,952
InterContinental Hotel Group PLC	51,762	1,508,177
Intertek Group PLC	32,800	1,752,349
Prudential PLC	90,770	1,856,316
Rolls-Royce Group PLC	85,200	1,571,011
Standard Chartered PLC (United Kingdom)	66,362	1,595,540
TOTAL UNITED KINGDOM		14,781,156
United States of America - 3.8%
BorgWarner, Inc.	12,800	1,320,064
Colgate-Palmolive Co.	26,272	1,700,587
Cummins, Inc.	10,000	1,270,200
FMC Corp.	23,837	1,734,380
Google, Inc. Class A (a)	1,700	1,751,986
MasterCard, Inc. Class A	2,500	1,792,750
Mead Johnson Nutrition Co. Class A	20,030	1,635,650
Philip Morris International, Inc.	19,053	1,698,003
Visa, Inc. Class A	8,400	1,652,028
Yahoo!, Inc. (a)	48,600	1,600,398
TOTAL UNITED STATES OF AMERICA		16,156,046
TOTAL COMMON STOCKS (Cost $376,954,873)		420,942,890
Nonconvertible Preferred Stocks - 1.2%

Brazil - 0.2%
Marcopolo SA (PN)	287,100	740,754
Colombia - 0.7%
Banco Davivienda SA	129,603	1,699,867
Grupo Aval Acciones y Valores SA	2,099,586	1,459,008
TOTAL COLOMBIA		3,158,875
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	14,100	1,320,764
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	7,327,200	11,748
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,571,957)		5,232,141
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	3,175,579	$ 3,175,579
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	5,563,389	5,563,389
TOTAL MONEY MARKET FUNDS (Cost $8,738,968)		8,738,968
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $391,265,798)		434,913,999
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(8,133,638)
NET ASSETS - 100%		$ 426,780,361
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,733,360 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,786
Fidelity Securities Lending Cash Central Fund	53,747
Total	$ 59,533
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 88,728,479	$ 84,612,802	$ 4,115,677	$ -
Consumer Staples	47,916,607	43,018,582	4,898,025	-
Energy	12,703,303	12,703,303	-	-
Financials	114,567,877	108,481,631	6,086,246	-
Health Care	16,292,007	16,292,007	-	-
Industrials	55,388,801	55,388,801	-	-
Information Technology	62,500,591	51,361,742	11,138,849	-
Materials	24,275,510	22,594,043	1,681,467	-
Telecommunication Services	1,644,523	1,644,523	-	-
Utilities	2,157,333	2,157,333	-	-
Money Market Funds	8,738,968	8,738,968	-	-
Total Investments in Securities:	$ 434,913,999	$ 406,993,735	$ 27,920,264	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,570,459) - See accompanying schedule: Unaffiliated issuers (cost $382,526,830)	$ 426,175,031
Fidelity Central Funds (cost $8,738,968)	8,738,968
Total Investments (cost $391,265,798)		$ 434,913,999
Foreign currency held at value (cost $7,952)		7,919
Receivable for investments sold		9,562,494
Receivable for fund shares sold		225,321
Dividends receivable		546,408
Distributions receivable from Fidelity Central Funds		4,803
Prepaid expenses		1,170
Other receivables		52,586
Total assets		445,314,700

Liabilities
Payable for investments purchased	$ 11,050,532
Payable for fund shares redeemed	1,035,365
Accrued management fee	285,075
Distribution and service plan fees payable	115,201
Other affiliated payables	111,170
Other payables and accrued expenses	373,607
Collateral on securities loaned, at value	5,563,389
Total liabilities		18,534,339

Net Assets		$ 426,780,361
Net Assets consist of:
Paid in capital		$ 434,831,537
Undistributed net investment income		1,116,713
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(52,556,974)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,389,085
Net Assets		$ 426,780,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($146,377,855 ÷ 6,472,340 shares)	$ 22.62

Maximum offering price per share (100/94.25 of $22.62)	$ 24.00
Class T: Net Asset Value and redemption price per share ($55,796,813 ÷ 2,474,683 shares)	$ 22.55

Maximum offering price per share (100/96.50 of $22.55)	$ 23.37
Class B: Net Asset Value and offering price per share ($11,390,753 ÷ 515,135 shares)A	$ 22.11

Class C: Net Asset Value and offering price per share ($62,532,424 ÷ 2,834,337 shares)A	$ 22.06

Institutional Class: Net Asset Value, offering price and redemption price per share ($150,575,946 ÷ 6,625,878 shares)	$ 22.73

Class Z: Net Asset Value, offering price and redemption price per share ($106,570 ÷ 4,688 shares)	$ 22.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,829,156
Interest		3,567
Income from Fidelity Central Funds		59,533
Income before foreign taxes withheld		8,892,256
Less foreign taxes withheld		(710,396)
Total income		8,181,860

Expenses
Management fee	$ 3,488,563
Transfer agent fees	1,197,873
Distribution and service plan fees	1,453,377
Accounting and security lending fees	225,646
Custodian fees and expenses	453,627
Independent trustees' compensation	2,534
Registration fees	92,151
Audit	86,360
Legal	1,177
Miscellaneous	3,332
Total expenses before reductions	7,004,640
Expense reductions	(228,070)	6,776,570
Net investment income (loss)		1,405,290
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,714,651
Foreign currency transactions	(241,634)
Total net realized gain (loss)		41,473,017
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $231,434)	2,837,960
Assets and liabilities in foreign currencies	(10,973)
Total change in net unrealized appreciation (depreciation)		2,826,987
Net gain (loss)		44,300,004
Net increase (decrease) in net assets resulting from operations		$ 45,705,294

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,405,290	$ 4,802,006
Net realized gain (loss)	41,473,017	(16,225,115)
Change in net unrealized appreciation (depreciation)	2,826,987	13,507,093
Net increase (decrease) in net assets resulting from operations	45,705,294	2,083,984
Distributions to shareholders from net investment income	(3,939,467)	(3,344,878)
Share transactions - net increase (decrease)	(61,785,803)	(68,179,764)
Redemption fees	43,406	103,376
Total increase (decrease) in net assets	(19,976,570)	(69,337,282)

Net Assets
Beginning of period	446,756,931	516,094,213
End of period (including undistributed net investment income of $1,116,713 and undistributed net investment income of $3,650,889, respectively)	$ 426,780,361	$ 446,756,931

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.51	$ 20.50	$ 23.71	$ 19.20	$ 12.59
Income from Investment Operations
Net investment income (loss) C	.08	.22	.21	.12	.10
Net realized and unrealized gain (loss)	2.23	(.06)	(3.19)	4.59	6.64
Total from investment operations	2.31	.16	(2.98)	4.71	6.74
Distributions from net investment income	(.20)	(.15)	(.11)	(.07)	(.14)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.20)	(.15)	(.24)	(.20)	(.14)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.62	$ 20.51	$ 20.50	$ 23.71	$ 19.20
Total Return A, B	11.34%	.80%	(12.69)%	24.69%	54.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.56%	1.54%	1.54%	1.56%	1.60%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.56%	1.60%
Expenses net of all reductions	1.50%	1.48%	1.47%	1.50%	1.53%
Net investment income (loss)	.38%	1.07%	.92%	.59%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,378	$ 160,464	$ 202,477	$ 286,970	$ 216,187
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.44	$ 20.43	$ 23.61	$ 19.14	$ 12.49
Income from Investment Operations
Net investment income (loss) C	.03	.16	.15	.07	.07
Net realized and unrealized gain (loss)	2.22	(.06)	(3.18)	4.57	6.64
Total from investment operations	2.25	.10	(3.03)	4.64	6.71
Distributions from net investment income	(.14)	(.09)	(.04)	(.04)	(.07)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.14)	(.09)	(.16) H	(.17)	(.07)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.55	$ 20.44	$ 20.43	$ 23.61	$ 19.14
Total Return A, B	11.06%	.49%	(12.89)%	24.38%	54.17%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.80%	1.79%	1.81%	1.87%
Expenses net of fee waivers, if any	1.81%	1.80%	1.79%	1.81%	1.85%
Expenses net of all reductions	1.76%	1.73%	1.73%	1.76%	1.78%
Net investment income (loss)	.13%	.81%	.66%	.33%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,797	$ 58,919	$ 73,146	$ 104,417	$ 86,959
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.03	$ 20.03	$ 23.14	$ 18.80	$ 12.26
Income from Investment Operations
Net investment income (loss) C	(.08)	.06	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	(.06)	(3.13)	4.49	6.55
Total from investment operations	2.10	-	(3.09)	4.46	6.54
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	-	-	(.03)	(.12)	-
Total distributions	(.02)	-	(.03) H	(.12)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 22.11	$ 20.03	$ 20.03	$ 23.14	$ 18.80
Total Return A, B	10.50%	-%	(13.33)%	23.77%	53.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.31%	2.29%	2.29%	2.32%	2.36%
Expenses net of fee waivers, if any	2.31%	2.29%	2.29%	2.32%	2.35%
Expenses net of all reductions	2.26%	2.23%	2.22%	2.26%	2.28%
Net investment income (loss)	(.37)%	.32%	.16%	(.17)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,391	$ 15,994	$ 21,304	$ 31,159	$ 27,580
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 20.00	$ 23.13	$ 18.80	$ 12.26
Income from Investment Operations
Net investment income (loss) C	(.08)	.06	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	(.06)	(3.12)	4.49	6.54
Total from investment operations	2.10	-	(3.08)	4.46	6.53
Distributions from net investment income	(.04)	-	(.01)	-	-
Distributions from net realized gain	-	-	(.05)	(.13)	-
Total distributions	(.04)	-	(.06)	(.13)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.06	$ 20.00	$ 20.00	$ 23.13	$ 18.80
Total Return A, B	10.49%	-%	(13.33)%	23.80%	53.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.31%	2.29%	2.28%	2.30%	2.34%
Expenses net of fee waivers, if any	2.30%	2.29%	2.28%	2.30%	2.34%
Expenses net of all reductions	2.25%	2.23%	2.22%	2.24%	2.28%
Net investment income (loss)	(.37)%	.32%	.17%	(.15)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,532	$ 65,598	$ 80,855	$ 106,711	$ 83,939
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.61	$ 20.63	$ 23.87	$ 19.29	$ 12.71
Income from Investment Operations
Net investment income (loss) B	.15	.28	.29	.20	.15
Net realized and unrealized gain (loss)	2.25	(.06)	(3.21)	4.62	6.65
Total from investment operations	2.40	.22	(2.92)	4.82	6.80
Distributions from net investment income	(.28)	(.24)	(.20)	(.11)	(.23)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.28)	(.24)	(.33)	(.24)	(.23)
Redemption fees added to paid in capital B	- F	- F	.01	- F	.01
Net asset value, end of period	$ 22.73	$ 20.61	$ 20.63	$ 23.87	$ 19.29
Total Return A	11.73%	1.08%	(12.41)%	25.15%	54.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.23%	1.22%	1.21%	1.22%	1.30%
Expenses net of fee waivers, if any	1.22%	1.22%	1.21%	1.22%	1.30%
Expenses net of all reductions	1.18%	1.16%	1.14%	1.17%	1.23%
Net investment income (loss)	.71%	1.39%	1.25%	.93%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,576	$ 145,782	$ 138,312	$ 184,789	$ 106,713
Portfolio turnover rate D	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.33
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.37
Total from investment operations	1.40
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 22.73
Total Return B, C	6.56%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05% A
Expenses net of fee waivers, if any	1.05% A
Expenses net of all reductions	1.00% A
Net investment income (loss)	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class shares and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 54,495,845
Gross unrealized depreciation	(12,562,210)
Net unrealized appreciation (depreciation) on securities and other investments	$ 41,933,635

Tax Cost	$ 392,980,364

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,278,593
Capital loss carryforward	$ (51,004,288)
Net unrealized appreciation (depreciation)	$ 41,905,953

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (51,004,288)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,939,467	$ 3,344,878

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $517,884,400 and $576,771,078, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 388,400	$ 12,937
Class T	.25%	.25%	289,174	2,345
Class B	.75%	.25%	136,840	103,179
Class C	.75%	.25%	638,963	64,223
			$ 1,453,377	$ 182,684

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50,522
Class T	14,869
Class B*	20,719
Class C*	5,249
$ 91,359

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 467,744.30
Class T	177,761.31
Class B	41,052.30
Class C	192,274.30
Institutional Class	319,031.22
Class Z	11	.05*
	$ 1,197,873

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,724 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $960 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,747, including $276 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity Advisor Emerging Markets Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses.

During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 4,831
Class T	1,827
Class B	385
Class C	2,048
Institutional Class	4,834
$ 13,925

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $214,145 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,535,570	$ 1,451,148
Class T	390,398	312,643
Class B	16,014	-
Class C	114,064	-
Institutional Class	1,883,421	1,581,087
Total	$ 3,939,467	$ 3,344,878

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013A	2012	2013A	2012
Class A
Shares sold	1,531,175	2,037,152	$ 33,017,349	$ 41,195,109
Reinvestment of distributions	66,573	66,178	1,392,653	1,330,840
Shares redeemed	(2,949,139)	(4,154,283)	(63,054,707)	(83,269,620)
Net increase (decrease)	(1,351,391)	(2,050,953)	$ (28,644,705)	$ (40,743,671)
Class T
Shares sold	561,309	596,352	$ 12,048,127	$ 12,026,705
Reinvestment of distributions	17,796	14,784	372,006	297,017
Shares redeemed	(986,849)	(1,309,634)	(20,912,996)	(26,275,018)
Net increase (decrease)	(407,744)	(698,498)	$ (8,492,863)	$ (13,951,296)
Class B
Shares sold	34,695	26,111	$ 732,488	$ 526,389
Reinvestment of distributions	627	-	12,965	-
Shares redeemed	(318,597)	(291,336)	(6,698,614)	(5,756,960)
Net increase (decrease)	(283,275)	(265,225)	$ (5,953,161)	$ (5,230,571)
Class C
Shares sold	507,210	549,601	$ 10,683,514	$ 10,991,315
Reinvestment of distributions	4,797	-	98,768	-
Shares redeemed	(957,148)	(1,313,083)	(19,925,235)	(25,757,063)
Net increase (decrease)	(445,141)	(763,482)	$ (9,142,953)	$ (14,765,748)
Institutional Class
Shares sold	1,298,034	2,860,043	$ 27,937,972	$ 57,283,970
Reinvestment of distributions	84,781	61,950	1,776,730	1,248,917
Shares redeemed	(1,828,795)	(2,554,172)	(39,366,823)	(52,021,365)
Net increase (decrease)	(445,980)	367,821	$ (9,652,121)	$ 6,511,522
Class Z
Shares sold	4,688	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.049	$0.012
Class T	12/09/13	12/06/13	$0.001	$0.012
Class B	12/09/13	12/06/13	$0.00	$0.00
Class C	12/09/13	12/06/13	$0.00	$0.00

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholder:

Fidelity Advisor Emerging Markets Fund
Class A
December 7, 2012	1%
December 27, 2012	15%
Class T
December 7, 2012	1%
December 27, 2012	15%
Class B
December 7, 2012	3%
December 27, 2012	15%
Class C
December 7, 2012	3%
December 27, 2012	15%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.251	$0.0559
	12/28/12	$0.005	$0.0000
Class T	12/10/12	$0.190	$0.0559
	12/28/12	$0.005	$0.0000
Class B	12/10/12	$0.072	$0.0559
	12/28/12	$0.005	$0.0000
Class C	12/10/12	$0.087	$0.0559
	12/28/12	$0.005	$0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformances or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Advisor Emerging Markets Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

FAEM-UANN-1213
1.809005.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fundA
Institutional Class	11.73%	13.92%	10.17%

A From March 29, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Institutional Class on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® Emerging Markets Fund: For the year, the fund's Institutional Class shares returned 11.73%, handily besting the 6.90% gain of the MSCI® Emerging Markets Index. Versus the index, performance was lifted by a large overweighting in software & services, especially a non-index position in China-based Internet real estate portal SouFun Holdings. However, the largest relative contributor was Mexico-based telecommunication services provider America Movil. I'll also mention casino stocks Galaxy Entertainment Group, a Hong Kong company, and Sands China. Additionally, the fund benefited from underweighting the materials and energy sectors. Specifically, our results benefited from not owning energy provider Petroleo Brasileiro, and from selling our underweighted stake in metals miner Vale, two weak-performing, Brazil-based index components. Conversely, positioning in financials dampened performance, as did my picks in the media and automobiles & components segments. Automakers Kia Motors and Astra International - based in South Korea and Indonesia, respectively - were two of our largest detractors. Golden Eagle Retail Group, a China-based chain of department stores, also hurt. I sold a number of stocks mentioned here.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.50%
Actual		$ 1,000.00	$ 1,012.10	$ 7.61 C
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63 D
Class T	1.76%
Actual		$ 1,000.00	$ 1,010.80	$ 8.92 C
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94 D
Class B	2.24%
Actual		$ 1,000.00	$ 1,008.20	$ 11.34 C
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37 D
Class C	2.25%
Actual		$ 1,000.00	$ 1,008.20	$ 11.39 C
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 D
Institutional Class	1.18%
Actual		$ 1,000.00	$ 1,013.80	$ 5.99 C
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01 D
Class Z	1.05%
Actual		$ 1,000.00	$ 1,065.60	$ 2.38 C
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.7	4.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.6	2.8
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	1.4
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.2
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.4	1.4
	11.8
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.7	23.4
Consumer Discretionary	20.6	18.9
Information Technology	14.6	16.0
Industrials	13.1	12.9
Consumer Staples	11.3	14.1
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	11.7	11.7
India	11.4	10.3
Korea (South)	8.1	8.7
Cayman Islands	7.7	3.7
South Africa	6.8	7.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.8%	Stocks 98.8%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	375,213	$ 1,847,636
Bailiwick of Jersey - 0.4%
WPP PLC	84,900	1,803,355
Bermuda - 1.8%
Brilliance China Automotive Holdings Ltd.	1,296,000	2,266,704
Cosan Ltd. Class A	106,000	1,670,560
Credicorp Ltd.	18,914	2,583,652
Jardine Matheson Holdings Ltd.	23,200	1,264,168
TOTAL BERMUDA		7,785,084
Brazil - 11.5%
Anhanguera Educacional Participacoes SA	297,400	1,778,930
BB Seguridade Participacoes SA	225,400	2,462,074
BM&F Bovespa SA	489,000	2,756,928
BR Malls Participacoes SA	249,400	2,415,847
Brasil Insurance Participacoes e Administracao SA	157,200	1,431,515
BTG Pactual Participations Ltd. unit	131,600	1,760,580
CCR SA	307,900	2,560,565
Cetip SA - Mercados Organizado	141,300	1,566,776
Cielo SA	101,780	3,089,474
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	51,051	2,573,991
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	124,776	4,641,667
Iguatemi Empresa de Shopping Centers SA	174,600	2,006,941
Itau Unibanco Holding SA sponsored ADR	387,155	5,966,059
Localiza Rent A Car SA	121,805	1,984,592
Multiplan Empreendimentos Imobiliarios SA	84,608	1,986,222
Odontoprev SA	417,100	1,724,108
Qualicorp SA (a)	190,900	1,787,823
Souza Cruz SA	199,500	2,157,792
Ultrapar Participacoes SA	103,400	2,755,549
Weg SA	129,450	1,681,544
TOTAL BRAZIL		49,088,977
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (e)	47,000	1,733,360
Cayman Islands - 7.7%
51job, Inc. sponsored ADR (a)(d)	22,745	1,742,267
Baidu.com, Inc. sponsored ADR (a)	12,783	2,056,785
Baoxin Auto Group Ltd.	1,757,000	1,810,709
Cimc Enric Holdings Ltd.	1,436,000	2,022,587
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
ENN Energy Holdings Ltd.	364,000	$ 2,157,333
Eurasia Drilling Co. Ltd. GDR (Reg. S)	43,763	1,853,363
Greatview Aseptic Pack Co. Ltd.	2,706,000	1,703,248
Haitian International Holdings Ltd.	712,000	1,715,486
Hengdeli Holdings Ltd.	5,822,000	1,381,721
Lifestyle International Holdings Ltd.	273,000	595,086
New Oriental Education & Technology Group, Inc. sponsored ADR	66,800	1,750,828
Noah Holdings Ltd. sponsored ADR	59,408	1,145,980
Sands China Ltd.	245,200	1,742,618
Shenzhou International Group Holdings Ltd.	488,000	1,680,588
SouFun Holdings Ltd. ADR (d)	39,697	2,113,071
Tencent Holdings Ltd.	132,000	7,205,262
TOTAL CAYMAN ISLANDS		32,676,932
Chile - 0.3%
Inversiones La Construccion SA	88,728	1,332,003
China - 3.2%
China Merchants Bank Co. Ltd. (H Shares)	1,418,131	2,816,873
China Minsheng Banking Corp. Ltd. (H Shares)	1,668,500	1,913,190
China Pacific Insurance Group Co. Ltd. (H Shares)	766,200	2,767,135
China Vanke Co. Ltd. (B Shares)	898,148	1,521,048
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	423,000	3,330,859
Travelsky Technology Ltd. (H Shares)	1,664,000	1,422,974
TOTAL CHINA		13,772,079
Colombia - 0.9%
Cemex Latam Holdings SA	186,188	1,424,684
Grupo de Inversiones Suramerica SA	113,820	2,255,527
TOTAL COLOMBIA		3,680,211
Denmark - 0.3%
Novo Nordisk A/S Series B sponsored ADR	8,000	1,333,360
Finland - 0.7%
Kone Oyj (B Shares)	17,200	1,516,797
Nokian Tyres PLC	33,500	1,695,212
TOTAL FINLAND		3,212,009
France - 1.9%
Bureau Veritas SA	51,700	1,561,152
Kering SA	6,400	1,454,205
LVMH Moet Hennessy - Louis Vuitton SA	8,883	1,710,235
Common Stocks - continued
	Shares	Value
France - continued
Pernod Ricard SA	12,784	$ 1,536,137
Sanofi SA sponsored ADR	32,804	1,754,358
TOTAL FRANCE		8,016,087
Hong Kong - 1.8%
AIA Group Ltd.	348,600	1,769,303
China Overseas Land and Investment Ltd.	874,000	2,705,533
Far East Horizon Ltd.	1,828,000	1,336,871
Galaxy Entertainment Group Ltd. (a)	226,000	1,686,328
TOTAL HONG KONG		7,498,035
India - 11.4%
Axis Bank Ltd.	116,529	2,312,086
Bajaj Auto Ltd.	60,192	2,080,406
Bank of Baroda	203,238	2,120,306
Bharat Heavy Electricals Ltd.	498,765	1,142,018
CRISIL Ltd.	55,838	1,014,297
Exide Industries Ltd. (a)	647,392	1,311,089
Grasim Industries Ltd. sponsored GDR	29,174	1,333,981
HCL Technologies Ltd.	94,507	1,679,836
HDFC Bank Ltd.	345,878	3,841,074
Housing Development Finance Corp. Ltd.	304,119	4,219,735
ITC Ltd.	565,319	3,073,184
Larsen & Toubro Ltd.	170,312	2,691,042
Mahindra & Mahindra Ltd.	167,717	2,416,389
Maruti Suzuki India Ltd.	51,760	1,374,298
Mundra Port and SEZ Ltd.	624,657	1,474,873
Punjab National Bank	41,921	388,856
State Bank of India	81,145	2,365,917
Sun Pharmaceutical Industries Ltd.	240,616	2,377,110
Sun TV Ltd.	277,544	1,892,284
Tata Consultancy Services Ltd.	101,225	3,469,302
Tata Motors Ltd.	420,441	2,607,500
Titan Industries Ltd.	465,207	2,017,125
Zee Entertainment Enterprises Ltd. (a)	366,050	1,580,352
TOTAL INDIA		48,783,060
Indonesia - 5.6%
PT ACE Hardware Indonesia Tbk	30,588,500	1,655,257
PT Astra International Tbk	5,066,000	2,988,576
PT Bank Central Asia Tbk	2,866,500	2,657,331
PT Bank Rakyat Indonesia Tbk	3,734,000	2,616,850
PT Global Mediacom Tbk	10,729,000	1,817,900
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Gudang Garam Tbk	554,500	$ 1,815,120
PT Indocement Tunggal Prakarsa Tbk	1,072,500	1,988,479
PT Jasa Marga Tbk	3,375,000	1,571,848
PT Kalbe Farma Tbk	13,354,000	1,540,041
PT Media Nusantara Citra Tbk	6,527,500	1,447,653
PT Semen Gresik (Persero) Tbk	1,665,500	2,120,186
PT Surya Citra Media Tbk	6,667,000	1,389,875
PT Tower Bersama Infrastructure Tbk	272,287	137,683
TOTAL INDONESIA		23,746,799
Ireland - 0.3%
Dragon Oil PLC	128,502	1,213,576
Italy - 0.7%
Pirelli & C SpA	92,500	1,303,644
Prada SpA	161,500	1,574,797
TOTAL ITALY		2,878,441
Japan - 0.4%
Japan Tobacco, Inc.	42,700	1,545,043
Kenya - 0.4%
Safaricom Ltd.	13,609,400	1,506,840
Korea (South) - 8.1%
Hyundai Mobis	12,863	3,630,019
Hyundai Motor Co.	25,741	6,136,430
Kia Motors Corp.	50,563	2,939,597
LG Household & Health Care Ltd.	3,980	2,066,353
Samsung Electronics Co. Ltd.	14,486	19,996,596
TOTAL KOREA (SOUTH)		34,768,995
Luxembourg - 0.3%
Brait SA	295,800	1,440,879
Malaysia - 0.5%
Bumiputra-Commerce Holdings Bhd	20,850	49,342
Public Bank Bhd	362,100	2,099,297
TOTAL MALAYSIA		2,148,639
Mexico - 6.2%
Alsea S.A.B. de CV	397,000	1,234,763
Banregio Grupo Financiero S.A.B. de CV	263,666	1,460,876
Coca-Cola FEMSA S.A.B. de CV Series L	179,520	2,187,991
Fomento Economico Mexicano S.A.B. de CV unit	390,000	3,648,240
Gruma S.A.B. de CV Series B (a)	234,200	1,605,102
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Aeroportuario del Pacifico SA de CV Series B	307,921	$ 1,601,999
Grupo Aeroportuario del Sureste SA de CV Series B	151,700	1,813,226
Grupo Financiero Banorte S.A.B. de CV Series O	454,700	2,902,329
Grupo Financiero Interacciones, SA de CV	322,100	1,505,919
Grupo Mexico SA de CV Series B	912,200	2,881,202
Grupo Televisa SA de CV	547,600	3,345,051
Mexichem S.A.B. de CV	506,361	2,114,745
TOTAL MEXICO		26,301,443
Netherlands - 0.4%
Yandex NV (a)	48,777	1,797,920
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	240,454	1,875,541
Panama - 0.4%
Copa Holdings SA Class A	11,152	1,667,670
Philippines - 3.1%
Alliance Global Group, Inc.	3,046,200	1,857,396
DMCI Holdings, Inc.	1,302,500	1,561,252
LT Group, Inc.	3,626,400	1,394,672
Metropolitan Bank & Trust Co.	878,033	1,808,283
Security Bank Corp.	609,300	1,959,799
SM Investments Corp.	121,706	2,410,745
SM Prime Holdings, Inc.	5,152,700	2,286,909
TOTAL PHILIPPINES		13,279,056
Russia - 3.9%
Alrosa Co. Ltd. (a)	1,247,700	1,404,067
Magnit OJSC GDR (Reg. S)	51,966	3,338,816
Moscow Exchange MICEX-RTS OAO	646,800	1,235,285
Norilsk Nickel OJSC sponsored ADR	141,765	2,150,575
NOVATEK OAO GDR (Reg. S)	22,386	3,145,233
Sberbank (Savings Bank of the Russian Federation)	1,716,500	5,502,091
TOTAL RUSSIA		16,776,067
South Africa - 6.8%
Aspen Pharmacare Holdings Ltd.	83,875	2,335,006
Barloworld Ltd.	190,162	1,704,852
Bidvest Group Ltd.	92,500	2,466,759
Capitec Bank Holdings Ltd.	45,400	967,810
Clicks Group Ltd.	275,260	1,715,105
Discovery Holdings Ltd.	213,289	1,805,958
Imperial Holdings Ltd.	104,236	2,214,772
Common Stocks - continued
	Shares	Value
South Africa - continued
Life Healthcare Group Holdings Ltd.	558,765	$ 2,282,093
Mr Price Group Ltd.	146,600	2,309,822
Nampak Ltd.	571,743	1,890,860
Naspers Ltd. Class N	55,600	5,200,687
Shoprite Holdings Ltd.	135,073	2,473,059
Wilson Bayly Holmes-Ovcon Ltd.	83,261	1,459,654
TOTAL SOUTH AFRICA		28,826,437
Sweden - 0.6%
Atlas Copco AB (A Shares)	54,300	1,506,646
Elekta AB (B Shares)	78,500	1,158,108
TOTAL SWEDEN		2,664,754
Switzerland - 1.9%
Compagnie Financiere Richemont SA Series A	15,587	1,598,468
Schindler Holding AG (Reg.)	11,260	1,600,860
SGS SA (Reg.)	640	1,499,576
Swatch Group AG (Bearer)	2,710	1,733,791
Syngenta AG (Switzerland)	4,166	1,681,467
TOTAL SWITZERLAND		8,114,162
Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,028,000	11,138,849
Thailand - 3.1%
Airports of Thailand PCL (For. Reg.)	293,900	2,001,825
BEC World PCL (For. Reg.)	930,300	1,741,043
Kasikornbank PCL (For. Reg.)	472,000	2,941,944
Minor International PCL (For. Reg.)	2,337,500	2,084,036
Siam Commercial Bank PCL (For. Reg.)	493,500	2,608,217
Thai Beverage PCL	4,246,000	1,862,880
TOTAL THAILAND		13,239,945
Togo - 0.3%
Ecobank Transnational, Inc.	16,530,029	1,444,816
Turkey - 2.6%
Anadolu Hayat Sigorta A/S	131,000	322,209
Coca-Cola Icecek A/S	66,050	1,894,233
Enka Insaat ve Sanayi A/S	541,888	1,585,285
Koc Holding A/S	484,000	2,376,055
Tupras Turkiye Petrol Rafinelleri A/S	91,000	2,065,022
Turkiye Garanti Bankasi A/S	701,375	2,824,824
TOTAL TURKEY		11,067,628
Common Stocks - continued
	Shares	Value
United Kingdom - 3.5%
Aberdeen Asset Management PLC	217,906	$ 1,547,450
British American Tobacco PLC (United Kingdom)	32,100	1,771,030
Burberry Group PLC	64,900	1,597,331
Diageo PLC	49,626	1,581,952
InterContinental Hotel Group PLC	51,762	1,508,177
Intertek Group PLC	32,800	1,752,349
Prudential PLC	90,770	1,856,316
Rolls-Royce Group PLC	85,200	1,571,011
Standard Chartered PLC (United Kingdom)	66,362	1,595,540
TOTAL UNITED KINGDOM		14,781,156
United States of America - 3.8%
BorgWarner, Inc.	12,800	1,320,064
Colgate-Palmolive Co.	26,272	1,700,587
Cummins, Inc.	10,000	1,270,200
FMC Corp.	23,837	1,734,380
Google, Inc. Class A (a)	1,700	1,751,986
MasterCard, Inc. Class A	2,500	1,792,750
Mead Johnson Nutrition Co. Class A	20,030	1,635,650
Philip Morris International, Inc.	19,053	1,698,003
Visa, Inc. Class A	8,400	1,652,028
Yahoo!, Inc. (a)	48,600	1,600,398
TOTAL UNITED STATES OF AMERICA		16,156,046
TOTAL COMMON STOCKS (Cost $376,954,873)		420,942,890
Nonconvertible Preferred Stocks - 1.2%

Brazil - 0.2%
Marcopolo SA (PN)	287,100	740,754
Colombia - 0.7%
Banco Davivienda SA	129,603	1,699,867
Grupo Aval Acciones y Valores SA	2,099,586	1,459,008
TOTAL COLOMBIA		3,158,875
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	14,100	1,320,764
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	7,327,200	11,748
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,571,957)		5,232,141
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	3,175,579	$ 3,175,579
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	5,563,389	5,563,389
TOTAL MONEY MARKET FUNDS (Cost $8,738,968)		8,738,968
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $391,265,798)		434,913,999
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(8,133,638)
NET ASSETS - 100%		$ 426,780,361
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,733,360 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,786
Fidelity Securities Lending Cash Central Fund	53,747
Total	$ 59,533
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 88,728,479	$ 84,612,802	$ 4,115,677	$ -
Consumer Staples	47,916,607	43,018,582	4,898,025	-
Energy	12,703,303	12,703,303	-	-
Financials	114,567,877	108,481,631	6,086,246	-
Health Care	16,292,007	16,292,007	-	-
Industrials	55,388,801	55,388,801	-	-
Information Technology	62,500,591	51,361,742	11,138,849	-
Materials	24,275,510	22,594,043	1,681,467	-
Telecommunication Services	1,644,523	1,644,523	-	-
Utilities	2,157,333	2,157,333	-	-
Money Market Funds	8,738,968	8,738,968	-	-
Total Investments in Securities:	$ 434,913,999	$ 406,993,735	$ 27,920,264	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,570,459) - See accompanying schedule: Unaffiliated issuers (cost $382,526,830)	$ 426,175,031
Fidelity Central Funds (cost $8,738,968)	8,738,968
Total Investments (cost $391,265,798)		$ 434,913,999
Foreign currency held at value (cost $7,952)		7,919
Receivable for investments sold		9,562,494
Receivable for fund shares sold		225,321
Dividends receivable		546,408
Distributions receivable from Fidelity Central Funds		4,803
Prepaid expenses		1,170
Other receivables		52,586
Total assets		445,314,700

Liabilities
Payable for investments purchased	$ 11,050,532
Payable for fund shares redeemed	1,035,365
Accrued management fee	285,075
Distribution and service plan fees payable	115,201
Other affiliated payables	111,170
Other payables and accrued expenses	373,607
Collateral on securities loaned, at value	5,563,389
Total liabilities		18,534,339

Net Assets		$ 426,780,361
Net Assets consist of:
Paid in capital		$ 434,831,537
Undistributed net investment income		1,116,713
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(52,556,974)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,389,085
Net Assets		$ 426,780,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($146,377,855 ÷ 6,472,340 shares)	$ 22.62

Maximum offering price per share (100/94.25 of $22.62)	$ 24.00
Class T: Net Asset Value and redemption price per share ($55,796,813 ÷ 2,474,683 shares)	$ 22.55

Maximum offering price per share (100/96.50 of $22.55)	$ 23.37
Class B: Net Asset Value and offering price per share ($11,390,753 ÷ 515,135 shares)A	$ 22.11

Class C: Net Asset Value and offering price per share ($62,532,424 ÷ 2,834,337 shares)A	$ 22.06

Institutional Class: Net Asset Value, offering price and redemption price per share ($150,575,946 ÷ 6,625,878 shares)	$ 22.73

Class Z: Net Asset Value, offering price and redemption price per share ($106,570 ÷ 4,688 shares)	$ 22.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,829,156
Interest		3,567
Income from Fidelity Central Funds		59,533
Income before foreign taxes withheld		8,892,256
Less foreign taxes withheld		(710,396)
Total income		8,181,860

Expenses
Management fee	$ 3,488,563
Transfer agent fees	1,197,873
Distribution and service plan fees	1,453,377
Accounting and security lending fees	225,646
Custodian fees and expenses	453,627
Independent trustees' compensation	2,534
Registration fees	92,151
Audit	86,360
Legal	1,177
Miscellaneous	3,332
Total expenses before reductions	7,004,640
Expense reductions	(228,070)	6,776,570
Net investment income (loss)		1,405,290
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,714,651
Foreign currency transactions	(241,634)
Total net realized gain (loss)		41,473,017
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $231,434)	2,837,960
Assets and liabilities in foreign currencies	(10,973)
Total change in net unrealized appreciation (depreciation)		2,826,987
Net gain (loss)		44,300,004
Net increase (decrease) in net assets resulting from operations		$ 45,705,294

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,405,290	$ 4,802,006
Net realized gain (loss)	41,473,017	(16,225,115)
Change in net unrealized appreciation (depreciation)	2,826,987	13,507,093
Net increase (decrease) in net assets resulting from operations	45,705,294	2,083,984
Distributions to shareholders from net investment income	(3,939,467)	(3,344,878)
Share transactions - net increase (decrease)	(61,785,803)	(68,179,764)
Redemption fees	43,406	103,376
Total increase (decrease) in net assets	(19,976,570)	(69,337,282)

Net Assets
Beginning of period	446,756,931	516,094,213
End of period (including undistributed net investment income of $1,116,713 and undistributed net investment income of $3,650,889, respectively)	$ 426,780,361	$ 446,756,931

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.51	$ 20.50	$ 23.71	$ 19.20	$ 12.59
Income from Investment Operations
Net investment income (loss) C	.08	.22	.21	.12	.10
Net realized and unrealized gain (loss)	2.23	(.06)	(3.19)	4.59	6.64
Total from investment operations	2.31	.16	(2.98)	4.71	6.74
Distributions from net investment income	(.20)	(.15)	(.11)	(.07)	(.14)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.20)	(.15)	(.24)	(.20)	(.14)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.62	$ 20.51	$ 20.50	$ 23.71	$ 19.20
Total Return A, B	11.34%	.80%	(12.69)%	24.69%	54.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.56%	1.54%	1.54%	1.56%	1.60%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.56%	1.60%
Expenses net of all reductions	1.50%	1.48%	1.47%	1.50%	1.53%
Net investment income (loss)	.38%	1.07%	.92%	.59%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,378	$ 160,464	$ 202,477	$ 286,970	$ 216,187
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.44	$ 20.43	$ 23.61	$ 19.14	$ 12.49
Income from Investment Operations
Net investment income (loss) C	.03	.16	.15	.07	.07
Net realized and unrealized gain (loss)	2.22	(.06)	(3.18)	4.57	6.64
Total from investment operations	2.25	.10	(3.03)	4.64	6.71
Distributions from net investment income	(.14)	(.09)	(.04)	(.04)	(.07)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.14)	(.09)	(.16) H	(.17)	(.07)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.55	$ 20.44	$ 20.43	$ 23.61	$ 19.14
Total Return A, B	11.06%	.49%	(12.89)%	24.38%	54.17%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.80%	1.79%	1.81%	1.87%
Expenses net of fee waivers, if any	1.81%	1.80%	1.79%	1.81%	1.85%
Expenses net of all reductions	1.76%	1.73%	1.73%	1.76%	1.78%
Net investment income (loss)	.13%	.81%	.66%	.33%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,797	$ 58,919	$ 73,146	$ 104,417	$ 86,959
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.03	$ 20.03	$ 23.14	$ 18.80	$ 12.26
Income from Investment Operations
Net investment income (loss) C	(.08)	.06	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	(.06)	(3.13)	4.49	6.55
Total from investment operations	2.10	-	(3.09)	4.46	6.54
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	-	-	(.03)	(.12)	-
Total distributions	(.02)	-	(.03) H	(.12)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 22.11	$ 20.03	$ 20.03	$ 23.14	$ 18.80
Total Return A, B	10.50%	-%	(13.33)%	23.77%	53.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.31%	2.29%	2.29%	2.32%	2.36%
Expenses net of fee waivers, if any	2.31%	2.29%	2.29%	2.32%	2.35%
Expenses net of all reductions	2.26%	2.23%	2.22%	2.26%	2.28%
Net investment income (loss)	(.37)%	.32%	.16%	(.17)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,391	$ 15,994	$ 21,304	$ 31,159	$ 27,580
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 20.00	$ 23.13	$ 18.80	$ 12.26
Income from Investment Operations
Net investment income (loss) C	(.08)	.06	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	(.06)	(3.12)	4.49	6.54
Total from investment operations	2.10	-	(3.08)	4.46	6.53
Distributions from net investment income	(.04)	-	(.01)	-	-
Distributions from net realized gain	-	-	(.05)	(.13)	-
Total distributions	(.04)	-	(.06)	(.13)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.06	$ 20.00	$ 20.00	$ 23.13	$ 18.80
Total Return A, B	10.49%	-%	(13.33)%	23.80%	53.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.31%	2.29%	2.28%	2.30%	2.34%
Expenses net of fee waivers, if any	2.30%	2.29%	2.28%	2.30%	2.34%
Expenses net of all reductions	2.25%	2.23%	2.22%	2.24%	2.28%
Net investment income (loss)	(.37)%	.32%	.17%	(.15)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,532	$ 65,598	$ 80,855	$ 106,711	$ 83,939
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.61	$ 20.63	$ 23.87	$ 19.29	$ 12.71
Income from Investment Operations
Net investment income (loss) B	.15	.28	.29	.20	.15
Net realized and unrealized gain (loss)	2.25	(.06)	(3.21)	4.62	6.65
Total from investment operations	2.40	.22	(2.92)	4.82	6.80
Distributions from net investment income	(.28)	(.24)	(.20)	(.11)	(.23)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.28)	(.24)	(.33)	(.24)	(.23)
Redemption fees added to paid in capital B	- F	- F	.01	- F	.01
Net asset value, end of period	$ 22.73	$ 20.61	$ 20.63	$ 23.87	$ 19.29
Total Return A	11.73%	1.08%	(12.41)%	25.15%	54.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.23%	1.22%	1.21%	1.22%	1.30%
Expenses net of fee waivers, if any	1.22%	1.22%	1.21%	1.22%	1.30%
Expenses net of all reductions	1.18%	1.16%	1.14%	1.17%	1.23%
Net investment income (loss)	.71%	1.39%	1.25%	.93%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,576	$ 145,782	$ 138,312	$ 184,789	$ 106,713
Portfolio turnover rate D	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.33
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.37
Total from investment operations	1.40
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 22.73
Total Return B, C	6.56%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05% A
Expenses net of fee waivers, if any	1.05% A
Expenses net of all reductions	1.00% A
Net investment income (loss)	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class shares and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 54,495,845
Gross unrealized depreciation	(12,562,210)
Net unrealized appreciation (depreciation) on securities and other investments	$ 41,933,635

Tax Cost	$ 392,980,364

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,278,593
Capital loss carryforward	$ (51,004,288)
Net unrealized appreciation (depreciation)	$ 41,905,953

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (51,004,288)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,939,467	$ 3,344,878

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $517,884,400 and $576,771,078, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 388,400	$ 12,937
Class T	.25%	.25%	289,174	2,345
Class B	.75%	.25%	136,840	103,179
Class C	.75%	.25%	638,963	64,223
			$ 1,453,377	$ 182,684

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50,522
Class T	14,869
Class B*	20,719
Class C*	5,249
$ 91,359

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 467,744.30
Class T	177,761.31
Class B	41,052.30
Class C	192,274.30
Institutional Class	319,031.22
Class Z	11	.05*
	$ 1,197,873

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,724 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $960 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,747, including $276 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity Advisor Emerging Markets Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses.

During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 4,831
Class T	1,827
Class B	385
Class C	2,048
Institutional Class	4,834
$ 13,925

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $214,145 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,535,570	$ 1,451,148
Class T	390,398	312,643
Class B	16,014	-
Class C	114,064	-
Institutional Class	1,883,421	1,581,087
Total	$ 3,939,467	$ 3,344,878

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013A	2012	2013A	2012
Class A
Shares sold	1,531,175	2,037,152	$ 33,017,349	$ 41,195,109
Reinvestment of distributions	66,573	66,178	1,392,653	1,330,840
Shares redeemed	(2,949,139)	(4,154,283)	(63,054,707)	(83,269,620)
Net increase (decrease)	(1,351,391)	(2,050,953)	$ (28,644,705)	$ (40,743,671)
Class T
Shares sold	561,309	596,352	$ 12,048,127	$ 12,026,705
Reinvestment of distributions	17,796	14,784	372,006	297,017
Shares redeemed	(986,849)	(1,309,634)	(20,912,996)	(26,275,018)
Net increase (decrease)	(407,744)	(698,498)	$ (8,492,863)	$ (13,951,296)
Class B
Shares sold	34,695	26,111	$ 732,488	$ 526,389
Reinvestment of distributions	627	-	12,965	-
Shares redeemed	(318,597)	(291,336)	(6,698,614)	(5,756,960)
Net increase (decrease)	(283,275)	(265,225)	$ (5,953,161)	$ (5,230,571)
Class C
Shares sold	507,210	549,601	$ 10,683,514	$ 10,991,315
Reinvestment of distributions	4,797	-	98,768	-
Shares redeemed	(957,148)	(1,313,083)	(19,925,235)	(25,757,063)
Net increase (decrease)	(445,141)	(763,482)	$ (9,142,953)	$ (14,765,748)
Institutional Class
Shares sold	1,298,034	2,860,043	$ 27,937,972	$ 57,283,970
Reinvestment of distributions	84,781	61,950	1,776,730	1,248,917
Shares redeemed	(1,828,795)	(2,554,172)	(39,366,823)	(52,021,365)
Net increase (decrease)	(445,980)	367,821	$ (9,652,121)	$ 6,511,522
Class Z
Shares sold	4,688	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Markets voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.120	$0.012

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholder:

Fidelity Advisor Emerging Markets Fund
Institutional Class
December 7, 2012	1%
December 27, 2012	15%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as Follows

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.326	$0.0559
	12/28/12	$0.005	$0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformances or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Markets Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

FAEMI-UANN-1213
1.809006.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets

Fund - Class Z

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fundA
Class Z B	11.73%	13.92%	10.17%

A From March 29, 2004.

B The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013 are those of Institutional Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class Z on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period. See footnote B above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® Emerging Markets Fund: For the year, the fund's Class Z shares handily bested the 6.90% gain of the MSCI® Emerging Markets Index. (For specific class-level results, please refer to the performance section of this shareholder report.) Versus the index, performance was lifted by a large overweighting in software & services, especially a non-index position in China-based Internet real estate portal SouFun Holdings. However, the largest relative contributor was Mexico-based telecommunication services provider America Movil. I'll also mention casino stocks Galaxy Entertainment Group, a Hong Kong company, and Sands China. Additionally, the fund benefited from underweighting the materials and energy sectors. Specifically, our results benefited from not owning energy provider Petroleo Brasileiro, and from selling our underweighted stake in metals miner Vale, two weak-performing, Brazil-based index components. Conversely, positioning in financials dampened performance, as did my picks in the media and automobiles & components segments. Automakers Kia Motors and Astra International - based in South Korea and Indonesia, respectively - were two of our largest detractors. Golden Eagle Retail Group, a China-based chain of department stores, also hurt. I sold a number of stocks mentioned here.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.50%
Actual		$ 1,000.00	$ 1,012.10	$ 7.61 C
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63 D
Class T	1.76%
Actual		$ 1,000.00	$ 1,010.80	$ 8.92 C
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94 D
Class B	2.24%
Actual		$ 1,000.00	$ 1,008.20	$ 11.34 C
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37 D
Class C	2.25%
Actual		$ 1,000.00	$ 1,008.20	$ 11.39 C
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 D
Institutional Class	1.18%
Actual		$ 1,000.00	$ 1,013.80	$ 5.99 C
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01 D
Class Z	1.05%
Actual		$ 1,000.00	$ 1,065.60	$ 2.38 C
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.7	4.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.6	2.8
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	1.4
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.2
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.4	1.4
	11.8
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.7	23.4
Consumer Discretionary	20.6	18.9
Information Technology	14.6	16.0
Industrials	13.1	12.9
Consumer Staples	11.3	14.1
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	11.7	11.7
India	11.4	10.3
Korea (South)	8.1	8.7
Cayman Islands	7.7	3.7
South Africa	6.8	7.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.8%	Stocks 98.8%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	375,213	$ 1,847,636
Bailiwick of Jersey - 0.4%
WPP PLC	84,900	1,803,355
Bermuda - 1.8%
Brilliance China Automotive Holdings Ltd.	1,296,000	2,266,704
Cosan Ltd. Class A	106,000	1,670,560
Credicorp Ltd.	18,914	2,583,652
Jardine Matheson Holdings Ltd.	23,200	1,264,168
TOTAL BERMUDA		7,785,084
Brazil - 11.5%
Anhanguera Educacional Participacoes SA	297,400	1,778,930
BB Seguridade Participacoes SA	225,400	2,462,074
BM&F Bovespa SA	489,000	2,756,928
BR Malls Participacoes SA	249,400	2,415,847
Brasil Insurance Participacoes e Administracao SA	157,200	1,431,515
BTG Pactual Participations Ltd. unit	131,600	1,760,580
CCR SA	307,900	2,560,565
Cetip SA - Mercados Organizado	141,300	1,566,776
Cielo SA	101,780	3,089,474
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	51,051	2,573,991
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	124,776	4,641,667
Iguatemi Empresa de Shopping Centers SA	174,600	2,006,941
Itau Unibanco Holding SA sponsored ADR	387,155	5,966,059
Localiza Rent A Car SA	121,805	1,984,592
Multiplan Empreendimentos Imobiliarios SA	84,608	1,986,222
Odontoprev SA	417,100	1,724,108
Qualicorp SA (a)	190,900	1,787,823
Souza Cruz SA	199,500	2,157,792
Ultrapar Participacoes SA	103,400	2,755,549
Weg SA	129,450	1,681,544
TOTAL BRAZIL		49,088,977
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (e)	47,000	1,733,360
Cayman Islands - 7.7%
51job, Inc. sponsored ADR (a)(d)	22,745	1,742,267
Baidu.com, Inc. sponsored ADR (a)	12,783	2,056,785
Baoxin Auto Group Ltd.	1,757,000	1,810,709
Cimc Enric Holdings Ltd.	1,436,000	2,022,587
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
ENN Energy Holdings Ltd.	364,000	$ 2,157,333
Eurasia Drilling Co. Ltd. GDR (Reg. S)	43,763	1,853,363
Greatview Aseptic Pack Co. Ltd.	2,706,000	1,703,248
Haitian International Holdings Ltd.	712,000	1,715,486
Hengdeli Holdings Ltd.	5,822,000	1,381,721
Lifestyle International Holdings Ltd.	273,000	595,086
New Oriental Education & Technology Group, Inc. sponsored ADR	66,800	1,750,828
Noah Holdings Ltd. sponsored ADR	59,408	1,145,980
Sands China Ltd.	245,200	1,742,618
Shenzhou International Group Holdings Ltd.	488,000	1,680,588
SouFun Holdings Ltd. ADR (d)	39,697	2,113,071
Tencent Holdings Ltd.	132,000	7,205,262
TOTAL CAYMAN ISLANDS		32,676,932
Chile - 0.3%
Inversiones La Construccion SA	88,728	1,332,003
China - 3.2%
China Merchants Bank Co. Ltd. (H Shares)	1,418,131	2,816,873
China Minsheng Banking Corp. Ltd. (H Shares)	1,668,500	1,913,190
China Pacific Insurance Group Co. Ltd. (H Shares)	766,200	2,767,135
China Vanke Co. Ltd. (B Shares)	898,148	1,521,048
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	423,000	3,330,859
Travelsky Technology Ltd. (H Shares)	1,664,000	1,422,974
TOTAL CHINA		13,772,079
Colombia - 0.9%
Cemex Latam Holdings SA	186,188	1,424,684
Grupo de Inversiones Suramerica SA	113,820	2,255,527
TOTAL COLOMBIA		3,680,211
Denmark - 0.3%
Novo Nordisk A/S Series B sponsored ADR	8,000	1,333,360
Finland - 0.7%
Kone Oyj (B Shares)	17,200	1,516,797
Nokian Tyres PLC	33,500	1,695,212
TOTAL FINLAND		3,212,009
France - 1.9%
Bureau Veritas SA	51,700	1,561,152
Kering SA	6,400	1,454,205
LVMH Moet Hennessy - Louis Vuitton SA	8,883	1,710,235
Common Stocks - continued
	Shares	Value
France - continued
Pernod Ricard SA	12,784	$ 1,536,137
Sanofi SA sponsored ADR	32,804	1,754,358
TOTAL FRANCE		8,016,087
Hong Kong - 1.8%
AIA Group Ltd.	348,600	1,769,303
China Overseas Land and Investment Ltd.	874,000	2,705,533
Far East Horizon Ltd.	1,828,000	1,336,871
Galaxy Entertainment Group Ltd. (a)	226,000	1,686,328
TOTAL HONG KONG		7,498,035
India - 11.4%
Axis Bank Ltd.	116,529	2,312,086
Bajaj Auto Ltd.	60,192	2,080,406
Bank of Baroda	203,238	2,120,306
Bharat Heavy Electricals Ltd.	498,765	1,142,018
CRISIL Ltd.	55,838	1,014,297
Exide Industries Ltd. (a)	647,392	1,311,089
Grasim Industries Ltd. sponsored GDR	29,174	1,333,981
HCL Technologies Ltd.	94,507	1,679,836
HDFC Bank Ltd.	345,878	3,841,074
Housing Development Finance Corp. Ltd.	304,119	4,219,735
ITC Ltd.	565,319	3,073,184
Larsen & Toubro Ltd.	170,312	2,691,042
Mahindra & Mahindra Ltd.	167,717	2,416,389
Maruti Suzuki India Ltd.	51,760	1,374,298
Mundra Port and SEZ Ltd.	624,657	1,474,873
Punjab National Bank	41,921	388,856
State Bank of India	81,145	2,365,917
Sun Pharmaceutical Industries Ltd.	240,616	2,377,110
Sun TV Ltd.	277,544	1,892,284
Tata Consultancy Services Ltd.	101,225	3,469,302
Tata Motors Ltd.	420,441	2,607,500
Titan Industries Ltd.	465,207	2,017,125
Zee Entertainment Enterprises Ltd. (a)	366,050	1,580,352
TOTAL INDIA		48,783,060
Indonesia - 5.6%
PT ACE Hardware Indonesia Tbk	30,588,500	1,655,257
PT Astra International Tbk	5,066,000	2,988,576
PT Bank Central Asia Tbk	2,866,500	2,657,331
PT Bank Rakyat Indonesia Tbk	3,734,000	2,616,850
PT Global Mediacom Tbk	10,729,000	1,817,900
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Gudang Garam Tbk	554,500	$ 1,815,120
PT Indocement Tunggal Prakarsa Tbk	1,072,500	1,988,479
PT Jasa Marga Tbk	3,375,000	1,571,848
PT Kalbe Farma Tbk	13,354,000	1,540,041
PT Media Nusantara Citra Tbk	6,527,500	1,447,653
PT Semen Gresik (Persero) Tbk	1,665,500	2,120,186
PT Surya Citra Media Tbk	6,667,000	1,389,875
PT Tower Bersama Infrastructure Tbk	272,287	137,683
TOTAL INDONESIA		23,746,799
Ireland - 0.3%
Dragon Oil PLC	128,502	1,213,576
Italy - 0.7%
Pirelli & C SpA	92,500	1,303,644
Prada SpA	161,500	1,574,797
TOTAL ITALY		2,878,441
Japan - 0.4%
Japan Tobacco, Inc.	42,700	1,545,043
Kenya - 0.4%
Safaricom Ltd.	13,609,400	1,506,840
Korea (South) - 8.1%
Hyundai Mobis	12,863	3,630,019
Hyundai Motor Co.	25,741	6,136,430
Kia Motors Corp.	50,563	2,939,597
LG Household & Health Care Ltd.	3,980	2,066,353
Samsung Electronics Co. Ltd.	14,486	19,996,596
TOTAL KOREA (SOUTH)		34,768,995
Luxembourg - 0.3%
Brait SA	295,800	1,440,879
Malaysia - 0.5%
Bumiputra-Commerce Holdings Bhd	20,850	49,342
Public Bank Bhd	362,100	2,099,297
TOTAL MALAYSIA		2,148,639
Mexico - 6.2%
Alsea S.A.B. de CV	397,000	1,234,763
Banregio Grupo Financiero S.A.B. de CV	263,666	1,460,876
Coca-Cola FEMSA S.A.B. de CV Series L	179,520	2,187,991
Fomento Economico Mexicano S.A.B. de CV unit	390,000	3,648,240
Gruma S.A.B. de CV Series B (a)	234,200	1,605,102
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Aeroportuario del Pacifico SA de CV Series B	307,921	$ 1,601,999
Grupo Aeroportuario del Sureste SA de CV Series B	151,700	1,813,226
Grupo Financiero Banorte S.A.B. de CV Series O	454,700	2,902,329
Grupo Financiero Interacciones, SA de CV	322,100	1,505,919
Grupo Mexico SA de CV Series B	912,200	2,881,202
Grupo Televisa SA de CV	547,600	3,345,051
Mexichem S.A.B. de CV	506,361	2,114,745
TOTAL MEXICO		26,301,443
Netherlands - 0.4%
Yandex NV (a)	48,777	1,797,920
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	240,454	1,875,541
Panama - 0.4%
Copa Holdings SA Class A	11,152	1,667,670
Philippines - 3.1%
Alliance Global Group, Inc.	3,046,200	1,857,396
DMCI Holdings, Inc.	1,302,500	1,561,252
LT Group, Inc.	3,626,400	1,394,672
Metropolitan Bank & Trust Co.	878,033	1,808,283
Security Bank Corp.	609,300	1,959,799
SM Investments Corp.	121,706	2,410,745
SM Prime Holdings, Inc.	5,152,700	2,286,909
TOTAL PHILIPPINES		13,279,056
Russia - 3.9%
Alrosa Co. Ltd. (a)	1,247,700	1,404,067
Magnit OJSC GDR (Reg. S)	51,966	3,338,816
Moscow Exchange MICEX-RTS OAO	646,800	1,235,285
Norilsk Nickel OJSC sponsored ADR	141,765	2,150,575
NOVATEK OAO GDR (Reg. S)	22,386	3,145,233
Sberbank (Savings Bank of the Russian Federation)	1,716,500	5,502,091
TOTAL RUSSIA		16,776,067
South Africa - 6.8%
Aspen Pharmacare Holdings Ltd.	83,875	2,335,006
Barloworld Ltd.	190,162	1,704,852
Bidvest Group Ltd.	92,500	2,466,759
Capitec Bank Holdings Ltd.	45,400	967,810
Clicks Group Ltd.	275,260	1,715,105
Discovery Holdings Ltd.	213,289	1,805,958
Imperial Holdings Ltd.	104,236	2,214,772
Common Stocks - continued
	Shares	Value
South Africa - continued
Life Healthcare Group Holdings Ltd.	558,765	$ 2,282,093
Mr Price Group Ltd.	146,600	2,309,822
Nampak Ltd.	571,743	1,890,860
Naspers Ltd. Class N	55,600	5,200,687
Shoprite Holdings Ltd.	135,073	2,473,059
Wilson Bayly Holmes-Ovcon Ltd.	83,261	1,459,654
TOTAL SOUTH AFRICA		28,826,437
Sweden - 0.6%
Atlas Copco AB (A Shares)	54,300	1,506,646
Elekta AB (B Shares)	78,500	1,158,108
TOTAL SWEDEN		2,664,754
Switzerland - 1.9%
Compagnie Financiere Richemont SA Series A	15,587	1,598,468
Schindler Holding AG (Reg.)	11,260	1,600,860
SGS SA (Reg.)	640	1,499,576
Swatch Group AG (Bearer)	2,710	1,733,791
Syngenta AG (Switzerland)	4,166	1,681,467
TOTAL SWITZERLAND		8,114,162
Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,028,000	11,138,849
Thailand - 3.1%
Airports of Thailand PCL (For. Reg.)	293,900	2,001,825
BEC World PCL (For. Reg.)	930,300	1,741,043
Kasikornbank PCL (For. Reg.)	472,000	2,941,944
Minor International PCL (For. Reg.)	2,337,500	2,084,036
Siam Commercial Bank PCL (For. Reg.)	493,500	2,608,217
Thai Beverage PCL	4,246,000	1,862,880
TOTAL THAILAND		13,239,945
Togo - 0.3%
Ecobank Transnational, Inc.	16,530,029	1,444,816
Turkey - 2.6%
Anadolu Hayat Sigorta A/S	131,000	322,209
Coca-Cola Icecek A/S	66,050	1,894,233
Enka Insaat ve Sanayi A/S	541,888	1,585,285
Koc Holding A/S	484,000	2,376,055
Tupras Turkiye Petrol Rafinelleri A/S	91,000	2,065,022
Turkiye Garanti Bankasi A/S	701,375	2,824,824
TOTAL TURKEY		11,067,628
Common Stocks - continued
	Shares	Value
United Kingdom - 3.5%
Aberdeen Asset Management PLC	217,906	$ 1,547,450
British American Tobacco PLC (United Kingdom)	32,100	1,771,030
Burberry Group PLC	64,900	1,597,331
Diageo PLC	49,626	1,581,952
InterContinental Hotel Group PLC	51,762	1,508,177
Intertek Group PLC	32,800	1,752,349
Prudential PLC	90,770	1,856,316
Rolls-Royce Group PLC	85,200	1,571,011
Standard Chartered PLC (United Kingdom)	66,362	1,595,540
TOTAL UNITED KINGDOM		14,781,156
United States of America - 3.8%
BorgWarner, Inc.	12,800	1,320,064
Colgate-Palmolive Co.	26,272	1,700,587
Cummins, Inc.	10,000	1,270,200
FMC Corp.	23,837	1,734,380
Google, Inc. Class A (a)	1,700	1,751,986
MasterCard, Inc. Class A	2,500	1,792,750
Mead Johnson Nutrition Co. Class A	20,030	1,635,650
Philip Morris International, Inc.	19,053	1,698,003
Visa, Inc. Class A	8,400	1,652,028
Yahoo!, Inc. (a)	48,600	1,600,398
TOTAL UNITED STATES OF AMERICA		16,156,046
TOTAL COMMON STOCKS (Cost $376,954,873)		420,942,890
Nonconvertible Preferred Stocks - 1.2%

Brazil - 0.2%
Marcopolo SA (PN)	287,100	740,754
Colombia - 0.7%
Banco Davivienda SA	129,603	1,699,867
Grupo Aval Acciones y Valores SA	2,099,586	1,459,008
TOTAL COLOMBIA		3,158,875
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	14,100	1,320,764
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	7,327,200	11,748
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,571,957)		5,232,141
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	3,175,579	$ 3,175,579
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	5,563,389	5,563,389
TOTAL MONEY MARKET FUNDS (Cost $8,738,968)		8,738,968
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $391,265,798)		434,913,999
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(8,133,638)
NET ASSETS - 100%		$ 426,780,361
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,733,360 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,786
Fidelity Securities Lending Cash Central Fund	53,747
Total	$ 59,533
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 88,728,479	$ 84,612,802	$ 4,115,677	$ -
Consumer Staples	47,916,607	43,018,582	4,898,025	-
Energy	12,703,303	12,703,303	-	-
Financials	114,567,877	108,481,631	6,086,246	-
Health Care	16,292,007	16,292,007	-	-
Industrials	55,388,801	55,388,801	-	-
Information Technology	62,500,591	51,361,742	11,138,849	-
Materials	24,275,510	22,594,043	1,681,467	-
Telecommunication Services	1,644,523	1,644,523	-	-
Utilities	2,157,333	2,157,333	-	-
Money Market Funds	8,738,968	8,738,968	-	-
Total Investments in Securities:	$ 434,913,999	$ 406,993,735	$ 27,920,264	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,570,459) - See accompanying schedule: Unaffiliated issuers (cost $382,526,830)	$ 426,175,031
Fidelity Central Funds (cost $8,738,968)	8,738,968
Total Investments (cost $391,265,798)		$ 434,913,999
Foreign currency held at value (cost $7,952)		7,919
Receivable for investments sold		9,562,494
Receivable for fund shares sold		225,321
Dividends receivable		546,408
Distributions receivable from Fidelity Central Funds		4,803
Prepaid expenses		1,170
Other receivables		52,586
Total assets		445,314,700

Liabilities
Payable for investments purchased	$ 11,050,532
Payable for fund shares redeemed	1,035,365
Accrued management fee	285,075
Distribution and service plan fees payable	115,201
Other affiliated payables	111,170
Other payables and accrued expenses	373,607
Collateral on securities loaned, at value	5,563,389
Total liabilities		18,534,339

Net Assets		$ 426,780,361
Net Assets consist of:
Paid in capital		$ 434,831,537
Undistributed net investment income		1,116,713
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(52,556,974)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,389,085
Net Assets		$ 426,780,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($146,377,855 ÷ 6,472,340 shares)	$ 22.62

Maximum offering price per share (100/94.25 of $22.62)	$ 24.00
Class T: Net Asset Value and redemption price per share ($55,796,813 ÷ 2,474,683 shares)	$ 22.55

Maximum offering price per share (100/96.50 of $22.55)	$ 23.37
Class B: Net Asset Value and offering price per share ($11,390,753 ÷ 515,135 shares)A	$ 22.11

Class C: Net Asset Value and offering price per share ($62,532,424 ÷ 2,834,337 shares)A	$ 22.06

Institutional Class: Net Asset Value, offering price and redemption price per share ($150,575,946 ÷ 6,625,878 shares)	$ 22.73

Class Z: Net Asset Value, offering price and redemption price per share ($106,570 ÷ 4,688 shares)	$ 22.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,829,156
Interest		3,567
Income from Fidelity Central Funds		59,533
Income before foreign taxes withheld		8,892,256
Less foreign taxes withheld		(710,396)
Total income		8,181,860

Expenses
Management fee	$ 3,488,563
Transfer agent fees	1,197,873
Distribution and service plan fees	1,453,377
Accounting and security lending fees	225,646
Custodian fees and expenses	453,627
Independent trustees' compensation	2,534
Registration fees	92,151
Audit	86,360
Legal	1,177
Miscellaneous	3,332
Total expenses before reductions	7,004,640
Expense reductions	(228,070)	6,776,570
Net investment income (loss)		1,405,290
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,714,651
Foreign currency transactions	(241,634)
Total net realized gain (loss)		41,473,017
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $231,434)	2,837,960
Assets and liabilities in foreign currencies	(10,973)
Total change in net unrealized appreciation (depreciation)		2,826,987
Net gain (loss)		44,300,004
Net increase (decrease) in net assets resulting from operations		$ 45,705,294

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,405,290	$ 4,802,006
Net realized gain (loss)	41,473,017	(16,225,115)
Change in net unrealized appreciation (depreciation)	2,826,987	13,507,093
Net increase (decrease) in net assets resulting from operations	45,705,294	2,083,984
Distributions to shareholders from net investment income	(3,939,467)	(3,344,878)
Share transactions - net increase (decrease)	(61,785,803)	(68,179,764)
Redemption fees	43,406	103,376
Total increase (decrease) in net assets	(19,976,570)	(69,337,282)

Net Assets
Beginning of period	446,756,931	516,094,213
End of period (including undistributed net investment income of $1,116,713 and undistributed net investment income of $3,650,889, respectively)	$ 426,780,361	$ 446,756,931

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.51	$ 20.50	$ 23.71	$ 19.20	$ 12.59
Income from Investment Operations
Net investment income (loss) C	.08	.22	.21	.12	.10
Net realized and unrealized gain (loss)	2.23	(.06)	(3.19)	4.59	6.64
Total from investment operations	2.31	.16	(2.98)	4.71	6.74
Distributions from net investment income	(.20)	(.15)	(.11)	(.07)	(.14)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.20)	(.15)	(.24)	(.20)	(.14)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.62	$ 20.51	$ 20.50	$ 23.71	$ 19.20
Total Return A, B	11.34%	.80%	(12.69)%	24.69%	54.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.56%	1.54%	1.54%	1.56%	1.60%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.56%	1.60%
Expenses net of all reductions	1.50%	1.48%	1.47%	1.50%	1.53%
Net investment income (loss)	.38%	1.07%	.92%	.59%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,378	$ 160,464	$ 202,477	$ 286,970	$ 216,187
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.44	$ 20.43	$ 23.61	$ 19.14	$ 12.49
Income from Investment Operations
Net investment income (loss) C	.03	.16	.15	.07	.07
Net realized and unrealized gain (loss)	2.22	(.06)	(3.18)	4.57	6.64
Total from investment operations	2.25	.10	(3.03)	4.64	6.71
Distributions from net investment income	(.14)	(.09)	(.04)	(.04)	(.07)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.14)	(.09)	(.16) H	(.17)	(.07)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.55	$ 20.44	$ 20.43	$ 23.61	$ 19.14
Total Return A, B	11.06%	.49%	(12.89)%	24.38%	54.17%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.80%	1.79%	1.81%	1.87%
Expenses net of fee waivers, if any	1.81%	1.80%	1.79%	1.81%	1.85%
Expenses net of all reductions	1.76%	1.73%	1.73%	1.76%	1.78%
Net investment income (loss)	.13%	.81%	.66%	.33%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,797	$ 58,919	$ 73,146	$ 104,417	$ 86,959
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.03	$ 20.03	$ 23.14	$ 18.80	$ 12.26
Income from Investment Operations
Net investment income (loss) C	(.08)	.06	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	(.06)	(3.13)	4.49	6.55
Total from investment operations	2.10	-	(3.09)	4.46	6.54
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	-	-	(.03)	(.12)	-
Total distributions	(.02)	-	(.03) H	(.12)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 22.11	$ 20.03	$ 20.03	$ 23.14	$ 18.80
Total Return A, B	10.50%	-%	(13.33)%	23.77%	53.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.31%	2.29%	2.29%	2.32%	2.36%
Expenses net of fee waivers, if any	2.31%	2.29%	2.29%	2.32%	2.35%
Expenses net of all reductions	2.26%	2.23%	2.22%	2.26%	2.28%
Net investment income (loss)	(.37)%	.32%	.16%	(.17)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,391	$ 15,994	$ 21,304	$ 31,159	$ 27,580
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 20.00	$ 23.13	$ 18.80	$ 12.26
Income from Investment Operations
Net investment income (loss) C	(.08)	.06	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	(.06)	(3.12)	4.49	6.54
Total from investment operations	2.10	-	(3.08)	4.46	6.53
Distributions from net investment income	(.04)	-	(.01)	-	-
Distributions from net realized gain	-	-	(.05)	(.13)	-
Total distributions	(.04)	-	(.06)	(.13)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 22.06	$ 20.00	$ 20.00	$ 23.13	$ 18.80
Total Return A, B	10.49%	-%	(13.33)%	23.80%	53.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.31%	2.29%	2.28%	2.30%	2.34%
Expenses net of fee waivers, if any	2.30%	2.29%	2.28%	2.30%	2.34%
Expenses net of all reductions	2.25%	2.23%	2.22%	2.24%	2.28%
Net investment income (loss)	(.37)%	.32%	.17%	(.15)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,532	$ 65,598	$ 80,855	$ 106,711	$ 83,939
Portfolio turnover rate E	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.61	$ 20.63	$ 23.87	$ 19.29	$ 12.71
Income from Investment Operations
Net investment income (loss) B	.15	.28	.29	.20	.15
Net realized and unrealized gain (loss)	2.25	(.06)	(3.21)	4.62	6.65
Total from investment operations	2.40	.22	(2.92)	4.82	6.80
Distributions from net investment income	(.28)	(.24)	(.20)	(.11)	(.23)
Distributions from net realized gain	-	-	(.13)	(.13)	-
Total distributions	(.28)	(.24)	(.33)	(.24)	(.23)
Redemption fees added to paid in capital B	- F	- F	.01	- F	.01
Net asset value, end of period	$ 22.73	$ 20.61	$ 20.63	$ 23.87	$ 19.29
Total Return A	11.73%	1.08%	(12.41)%	25.15%	54.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.23%	1.22%	1.21%	1.22%	1.30%
Expenses net of fee waivers, if any	1.22%	1.22%	1.21%	1.22%	1.30%
Expenses net of all reductions	1.18%	1.16%	1.14%	1.17%	1.23%
Net investment income (loss)	.71%	1.39%	1.25%	.93%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,576	$ 145,782	$ 138,312	$ 184,789	$ 106,713
Portfolio turnover rate D	121%	177%	122%	86%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.33
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.37
Total from investment operations	1.40
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 22.73
Total Return B, C	6.56%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05% A
Expenses net of fee waivers, if any	1.05% A
Expenses net of all reductions	1.00% A
Net investment income (loss)	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class shares and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 54,495,845
Gross unrealized depreciation	(12,562,210)
Net unrealized appreciation (depreciation) on securities and other investments	$ 41,933,635

Tax Cost	$ 392,980,364

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,278,593
Capital loss carryforward	$ (51,004,288)
Net unrealized appreciation (depreciation)	$ 41,905,953

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (51,004,288)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,939,467	$ 3,344,878

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $517,884,400 and $576,771,078, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 388,400	$ 12,937
Class T	.25%	.25%	289,174	2,345
Class B	.75%	.25%	136,840	103,179
Class C	.75%	.25%	638,963	64,223
			$ 1,453,377	$ 182,684

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50,522
Class T	14,869
Class B*	20,719
Class C*	5,249
$ 91,359

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 467,744.30
Class T	177,761.31
Class B	41,052.30
Class C	192,274.30
Institutional Class	319,031.22
Class Z	11	.05*
	$ 1,197,873

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,724 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $960 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,747, including $276 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity Advisor Emerging Markets Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses.

During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 4,831
Class T	1,827
Class B	385
Class C	2,048
Institutional Class	4,834
$ 13,925

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $214,145 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,535,570	$ 1,451,148
Class T	390,398	312,643
Class B	16,014	-
Class C	114,064	-
Institutional Class	1,883,421	1,581,087
Total	$ 3,939,467	$ 3,344,878

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013A	2012	2013A	2012
Class A
Shares sold	1,531,175	2,037,152	$ 33,017,349	$ 41,195,109
Reinvestment of distributions	66,573	66,178	1,392,653	1,330,840
Shares redeemed	(2,949,139)	(4,154,283)	(63,054,707)	(83,269,620)
Net increase (decrease)	(1,351,391)	(2,050,953)	$ (28,644,705)	$ (40,743,671)
Class T
Shares sold	561,309	596,352	$ 12,048,127	$ 12,026,705
Reinvestment of distributions	17,796	14,784	372,006	297,017
Shares redeemed	(986,849)	(1,309,634)	(20,912,996)	(26,275,018)
Net increase (decrease)	(407,744)	(698,498)	$ (8,492,863)	$ (13,951,296)
Class B
Shares sold	34,695	26,111	$ 732,488	$ 526,389
Reinvestment of distributions	627	-	12,965	-
Shares redeemed	(318,597)	(291,336)	(6,698,614)	(5,756,960)
Net increase (decrease)	(283,275)	(265,225)	$ (5,953,161)	$ (5,230,571)
Class C
Shares sold	507,210	549,601	$ 10,683,514	$ 10,991,315
Reinvestment of distributions	4,797	-	98,768	-
Shares redeemed	(957,148)	(1,313,083)	(19,925,235)	(25,757,063)
Net increase (decrease)	(445,141)	(763,482)	$ (9,142,953)	$ (14,765,748)
Institutional Class
Shares sold	1,298,034	2,860,043	$ 27,937,972	$ 57,283,970
Reinvestment of distributions	84,781	61,950	1,776,730	1,248,917
Shares redeemed	(1,828,795)	(2,554,172)	(39,366,823)	(52,021,365)
Net increase (decrease)	(445,980)	367,821	$ (9,652,121)	$ 6,511,522
Class Z
Shares sold	4,688	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/09/13	12/06/13	$0.160	$0.012

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformances or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Markets Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

FAEMZ-UANN-1213
1.9585021.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	23.61%	13.72%	4.96%
Class T (incl. 3.50% sales charge)	26.15%	13.96%	4.94%
Class B (incl. contingent deferred sales charge)A	25.12%	13.95%	5.03%
Class C (incl. contingent deferred sales charge)B	29.29%	14.21%	4.79%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Thomas Allen, Portfolio Manager of Fidelity Advisor® Global Capital Appreciation Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 31.15%, 30.72%, 30.12% and 30.29%, respectively (excluding sales charges), handily besting the MSCI index. Versus the index, my picks in the United States by far aided performance the most. Positioning in the benchmark's other geographical areas also helped, with the exception of emerging markets. From a market-capitalization standpoint, my picks in small-caps significantly contributed. Fiesta Restaurant Group was the top individual contributor, and I sold most of it. Other contributors included Altisource Asset Management - a spinoff from Altisource Portfolio Solutions - and Barrett Business Services, a provider of human resources outsourcing and management consulting services. Significantly underweighting and then liquidating our position in weak-performing smartphone maker and benchmark component Apple proved timely as well. Conversely, the largest relative detractor was Russia-based Vozrozhdenie Bank. Walter Investment Management and Altisource Portfolio Solutions, two non-bank mortgage servicing stocks that I sold, also hampered the fund's performance, as did India-based Jubilant Foodworks - also sold. Most of the stocks I've mentioned in this report were non-index holdings.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.33%
Actual		$ 1,000.00	$ 1,114.40	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.66%
Actual		$ 1,000.00	$ 1,112.10	$ 8.84
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.14%
Actual		$ 1,000.00	$ 1,109.40	$ 11.38
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Class C	2.14%
Actual		$ 1,000.00	$ 1,110.50	$ 11.38
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,116.50	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (United States of America, Internet Software & Services)	1.1	1.6
priceline.com, Inc. (United States of America, Internet & Catalog Retail)	0.7	0.0
Banca IFIS SpA (Italy, Diversified Financial Services)	0.6	0.3
Autoneum Holding AG (Switzerland, Auto Components)	0.6	0.0
Continental AG (Germany, Auto Components)	0.6	0.0
	3.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.9	19.7
Information Technology	20.4	18.2
Industrials	14.6	12.9
Financials	13.1	15.9
Health Care	8.8	10.1
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	38.1	38.7
Japan	10.3	9.3
Canada	6.9	3.0
Germany	4.1	3.4
Korea (South)	3.1	6.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.5%	Stocks 99.6%
Short-Term Investments and Net Other Assets (Liabilities) 0.5%	Short-Term Investments and Net Other Assets (Liabilities) 0.4%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Australia - 0.9%
Ainsworth Game Technology Ltd.	43,827	$ 180,605
Austbrokers Holdings Ltd.	13,501	157,081
Carsales.com Ltd.	17,950	178,137
Corporate Travel Managemnt Ltd.	38,059	195,685
RCR Tomlinson Ltd.	53,382	179,112
TOTAL AUSTRALIA		890,620
Austria - 0.3%
C.A.T. oil AG (Bearer)	11,100	271,731
Bailiwick of Jersey - 0.7%
Delphi Automotive PLC	5,300	303,160
Genel Energy PLC (a)	12,100	184,311
Regus PLC	75,600	248,616
TOTAL BAILIWICK OF JERSEY		736,087
Belgium - 0.3%
KBC Ancora (a)	8,200	267,094
Bermuda - 1.6%
Brilliance China Automotive Holdings Ltd.	136,000	237,864
China Gas Holdings Ltd.	148,000	164,932
Freescale Semiconductor Holdings I Ltd. (a)	16,900	260,936
Future Bright Holdings Ltd.	696,000	268,417
Invesco Ltd.	10,000	337,500
Man Wah Holdings Ltd.	152,800	263,306
TOTAL BERMUDA		1,532,955
Brazil - 1.7%
BB Seguridade Participacoes SA	19,600	214,093
Brasil Foods SA	2,200	51,656
Cielo SA	8,400	254,977
EZ Tec Empreendimentos e Participacoes SA	12,900	189,740
Fibria Celulose SA (a)	9,100	118,005
Hypermarcas SA	20,100	175,411
JBS SA	46,500	167,094
Kroton Educacional SA	5,800	85,698
Linx SA	8,400	151,824
Porto Seguro SA	14,500	182,205
Sao Martinho SA	8,300	117,079
TOTAL BRAZIL		1,707,782
British Virgin Islands - 0.5%
Amira Nature Foods Ltd. (d)	17,000	242,080
Common Stocks - continued
	Shares	Value
British Virgin Islands - continued
Del Monte Pacific Ltd.	157,000	$ 103,007
Mail.Ru Group Ltd. GDR (Reg. S)	3,100	114,328
TOTAL BRITISH VIRGIN ISLANDS		459,415
Canada - 6.9%
Alaris Royalty Corp.	7,000	238,872
B2Gold Corp. (a)	3,688	9,126
Bellatrix Exploration Ltd. (a)	31,700	237,450
Black Diamond Group Ltd.	9,100	238,355
Canadian Natural Resources Ltd.	10,900	345,927
Canadian Pacific Railway Ltd.	1,800	257,298
Canam Group, Inc. Class A (sub. vtg.)	17,900	193,996
Canfor Corp. (a)	10,600	219,696
Canyon Services Group, Inc.	18,900	207,190
CI Financial Corp.	6,000	199,568
Constellation Software, Inc.	2,200	400,775
DeeThree Exploration Ltd. (a)	33,600	293,253
Descartes Systems Group, Inc. (a)	21,600	264,549
Dollarama, Inc.	1,800	154,717
Gildan Activewear, Inc.	5,500	265,123
Goldcorp, Inc.	3,400	86,610
International Forest Products Ltd. (Interfor) Class A (sub. vtg.) (a)	19,100	216,344
MacDonald Dettwiler & Associates Ltd.	2,700	205,999
Methanex Corp.	3,800	220,387
Osisko Mining Corp. (a)	26,700	130,344
Raging River Exploration, Inc. (a)	35,500	193,732
RMP Energy, Inc. (a)	44,400	265,723
Stantec, Inc.	5,800	344,668
Suncor Energy, Inc.	14,100	512,395
SunOpta, Inc. (a)	19,800	213,246
Valeant Pharmaceuticals International, Inc. (Canada) (a)	5,200	549,350
Xtreme Drilling & Coil Services Corp. (a)	84,100	283,116
TOTAL CANADA		6,747,809
Cayman Islands - 2.9%
Bolina Holding Co. Ltd.	368,000	156,636
Changshouhua Food Co. Ltd.	215,000	227,119
China ITS (Holdings) Co., Ltd.	496,000	129,870
Country Garden Holdings Co. Ltd.	218,000	149,026
Geely Automobile Holdings Ltd.	425,000	214,336
Hengan International Group Co. Ltd.	17,000	208,197
Hengdeli Holdings Ltd.	208,000	49,364
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Kingsoft Corp. Ltd.	86,000	$ 213,641
KOLAO Holdings	5,880	172,032
Nagacorp Ltd.	180,000	166,232
New Oriental Education & Technology Group, Inc. sponsored ADR	8,200	214,922
Sa Sa International Holdings Ltd.	168,000	183,320
Springland International Holdings Ltd.	291,000	159,519
Tencent Holdings Ltd.	3,700	201,966
Truly International Holdings Ltd.	174,000	110,419
Xinyi Glass Holdings Ltd.	242,000	239,721
TOTAL CAYMAN ISLANDS		2,796,320
China - 0.6%
China Oilfield Services Ltd. (H Shares)	52,000	145,544
Chongqing Changan Automobile Co. Ltd. (B Shares)	75,300	138,887
Great Wall Motor Co. Ltd. (H Shares)	32,000	188,005
Guangdong Kelon Electrical Holdings Ltd. Series H (a)	144,000	135,215
TOTAL CHINA		607,651
Curacao - 0.4%
Schlumberger Ltd.	3,900	365,508
Cyprus - 0.3%
QIWI PLC Class B sponsored ADR	6,200	250,976
Denmark - 1.7%
GN Store Nordic A/S	10,900	248,627
Pandora A/S	11,700	557,817
SimCorp A/S	9,100	298,184
Spar Nord Bank A/S (a)	61,800	551,258
TOTAL DENMARK		1,655,886
Faroe Islands - 0.2%
Bakkafrost	17,500	245,462
Finland - 0.5%
PK Cables OY	15,800	516,360
France - 1.9%
Bollore (d)	500	272,806
Bollore (a)	2	1,097
Club Mediterranee SA (a)	11,300	266,501
Credit Agricole SA (a)	12,600	152,207
Gameloft Se (a)	26,700	283,490
Havas SA	33,200	276,594
Common Stocks - continued
	Shares	Value
France - continued
Sartorius Stedim Biotech	1,500	$ 225,556
Societe Generale Series A	6,400	363,399
TOTAL FRANCE		1,841,650
Germany - 4.1%
Aareal Bank AG (a)	4,420	169,986
adidas AG	2,300	262,567
Biotest AG	2,593	214,759
CANCOM AG	7,200	276,460
Continental AG	3,200	586,331
CTS Eventim AG	7,363	359,396
Deutz AG (a)	23,900	227,476
Isra Vision AG	2,600	125,109
Jenoptik AG	23,600	412,873
Krones AG	3,500	306,797
LPKF Laser & Electronics AG	13,000	271,380
MLP AG	14,200	88,573
Open Business Club AG	2,600	262,890
RIB Software AG	21,100	188,765
Stada Arzneimittel AG	4,600	264,847
TOTAL GERMANY		4,018,209
Hong Kong - 0.4%
Galaxy Entertainment Group Ltd. (a)	20,000	149,233
Hang Lung Properties Ltd.	33,000	108,751
Tsui Wah Holdings Ltd.	168,000	115,496
TOTAL HONG KONG		373,480
India - 2.6%
Alembic Pharmaceuticals Ltd. (a)	40,210	130,110
Amara Raja Batteries Ltd.	40,962	208,619
Aurobindo Pharma Ltd. (a)	73,688	259,123
Bharat Heavy Electricals Ltd.	26,000	59,532
Britannia Industries Ltd.	17,340	264,374
Cipla Ltd.	26,427	177,198
Dr. Reddy's Laboratories Ltd.	2,239	89,006
Eicher Motors Ltd.	100	6,423
Exide Industries Ltd. (a)	22,602	45,773
Idea Cellular Ltd.	33,399	93,627
INFO Edge India Ltd. (a)	6,638	41,671
Mahindra & Mahindra Financial Services Ltd.	24,045	110,209
Motherson Sumi Systems Ltd.	60,789	266,194
Rallis India Ltd.	88,812	228,141
Common Stocks - continued
	Shares	Value
India - continued
Supreme Industries Ltd. (a)	6,452	$ 40,959
Tata Consultancy Services Ltd.	5,420	185,761
Tech Mahindra Ltd. (a)	10,138	255,169
Zee Entertainment Enterprises Ltd. (a)	18,210	78,618
TOTAL INDIA		2,540,507
Indonesia - 0.2%
Arwana Citramulia Tbk PT	2,104,000	167,983
Ireland - 0.8%
Actavis PLC (a)	1,600	247,328
Jazz Pharmaceuticals PLC (a)	2,500	226,850
Trinity Biotech PLC sponsored ADR	10,541	263,525
TOTAL IRELAND		737,703
Israel - 0.9%
CaesarStone Sdot-Yam Ltd.	5,500	231,935
Delta Galil Industries Ltd.	11,500	271,336
Ituran Location & Control Ltd.	11,700	214,474
Sarin Technologies Ltd.	80,000	122,364
TOTAL ISRAEL		840,109
Italy - 1.1%
Banca IFIS SpA	40,100	602,170
Brembo SpA	18,800	497,496
TOTAL ITALY		1,099,666
Japan - 10.3%
Amada Co. Ltd.	19,000	163,449
ARNEST ONE Corp. (d)	19,000	520,940
AT-Group Co. Ltd.	14,000	254,393
Credit Saison Co. Ltd.	7,200	197,067
Emori & Co. Ltd. (d)	14,900	247,160
F@N Communications, Inc.	12,200	285,098
Fujitec Co. Ltd.	20,000	245,930
H.I.S. Co. Ltd.	6,600	355,969
Haseko Corp. (a)	66,700	494,389
Hirose Electric Co. Ltd.	1,400	213,599
Hitachi Capital Corp.	4,600	123,718
Kanto Natural Gas Development	18,000	126,908
KDDI Corp.	4,300	232,873
Leopalace21 Corp. (a)	68,100	472,785
Monex Group, Inc.	96,000	350,223
Common Stocks - continued
	Shares	Value
Japan - continued
Nakanishi, Inc.	1,000	$ 142,189
Nippon Yusen KK	75,000	229,162
NSD Co. Ltd.	10,300	125,975
Obic Co. Ltd.	14,200	445,918
Okabe Co. Ltd.	20,900	279,823
Otsuka Corp.	2,300	298,318
Ryohin Keikaku Co. Ltd.	5,000	498,779
Ryoyo Electro Corp.	16,500	151,179
Sekisui Jushi Corp.	16,000	232,950
Seven & i Holdings Co., Ltd.	11,800	436,702
Shikoku Chemicals Corp.	26,000	189,288
Shinsei Bank Ltd.	106,000	248,178
Stanley Electric Co. Ltd.	10,900	253,545
Sundrug Co. Ltd.	4,300	214,351
Temp Holdings Co., Ltd.	7,400	215,547
Tohokushinsha Film Corp.	41,800	411,808
Tokai Rika Co. Ltd.	14,500	307,475
Totetsu Kogyo Co. Ltd.	10,900	245,492
TS tech Co. Ltd.	6,000	224,792
Uchiyama Holdings Co. Ltd.	2,000	60,089
West Holdings Corp.	10,800	185,996
Workman Co. Ltd.	4,800	188,109
Yusen Logistics Co. Ltd.	16,000	180,644
TOTAL JAPAN		10,050,810
Kenya - 0.3%
Equity Bank Ltd.	441,100	183,469
Safaricom Ltd.	1,012,800	112,138
TOTAL KENYA		295,607
Korea (South) - 3.1%
Chong Kun Dang Pharmaceutical Corp.	2,197	164,990
Coway Co. Ltd.	2,422	138,298
EO Technics Co. Ltd.	3,669	149,349
FINETEC Corp. (a)	18,862	199,056
Halla Visteon Climate Control	3,600	134,668
Hanil E-Wha Co. Ltd.	10,760	223,051
Hanssem Co. Ltd.	3,860	156,396
I-Sens, Inc.	3,103	122,947
Isupetasys Co. Ltd.	21,440	142,424
Korea Electric Terminal Co. Ltd.	3,160	128,034
LG Home Shopping, Inc.	992	228,633
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Paradise Co. Ltd.	5,432	$ 139,219
POSCO ICT Co. Ltd.	18,667	144,055
Pyeong Hwa Automative Co. Ltd.	6,509	150,876
SK Telecom Co. Ltd.	925	201,475
Soulbrain Co. Ltd.	4,785	238,961
Suheung Capsule Co. Ltd.	3,840	136,952
Sung Kwang Bend Co. Ltd.	5,377	147,182
Suprema, Inc. (a)	4,060	92,005
TOTAL KOREA (SOUTH)		3,038,571
Malaysia - 0.7%
Globetronics Technology Bhd	174,200	166,667
Matrix Concepts Holdings Bhd	214,100	196,702
My E.G.Services Bhd	273,600	201,094
Power Root Bhd	246,700	147,715
TOTAL MALAYSIA		712,178
Mexico - 0.1%
Grupo Famsa S.A.B. de CV Series A (a)	61,800	116,142
Netherlands - 0.7%
Gemalto NV (d)	2,300	257,914
LyondellBasell Industries NV Class A	2,600	193,960
Yandex NV (a)	5,600	206,416
TOTAL NETHERLANDS		658,290
New Zealand - 0.4%
Kathmandu Holdings Ltd.	82,065	261,390
Summerset Group Holdings Ltd.	39,966	105,638
TOTAL NEW ZEALAND		367,028
Norway - 0.3%
Salmar ASA (a)	23,400	285,963
Panama - 0.2%
Copa Holdings SA Class A	1,402	209,655
Philippines - 0.4%
International Container Terminal Services, Inc.	75,300	181,215
PUREGOLD Price Club, Inc.	228,100	238,050
TOTAL PHILIPPINES		419,265
Poland - 0.7%
CD Projekt RED SA (a)	55,448	279,009
Common Stocks - continued
	Shares	Value
Poland - continued
LPP SA	80	$ 233,740
Polish Oil & Gas Co. SA	71,700	131,978
TOTAL POLAND		644,727
Portugal - 0.3%
Mota Engil Sgps SA	57,000	262,358
Russia - 0.2%
Vozrozhdenie Bank	13,000	167,816
Singapore - 0.5%
Flextronics International Ltd. (a)	48,100	379,509
OSIM International Ltd.	86,000	146,080
TOTAL SINGAPORE		525,589
South Africa - 1.6%
Coronation Fund Managers Ltd.	33,800	275,753
Famous Brands Ltd.	12,100	120,473
FirstRand Ltd.	48,500	173,926
Mediclinic International Ltd.	12,600	94,951
Mpact Ltd.	29,100	79,165
Mr Price Group Ltd.	7,700	121,321
MTN Group Ltd.	3,700	73,545
Naspers Ltd. Class N	1,600	149,660
Omnia Holdings Ltd.	7,400	152,766
Pioneer Foods Ltd.	23,100	195,592
Woolworths Holdings Ltd.	15,000	112,813
TOTAL SOUTH AFRICA		1,549,965
Spain - 0.8%
Inditex SA	1,589	261,053
Melia Hotels International SA (d)	48,400	549,378
TOTAL SPAIN		810,431
Sweden - 0.5%
AarhusKarlshamn AB	5,200	307,745
Fagerhult AB	4,475	137,426
TOTAL SWEDEN		445,171
Switzerland - 2.6%
Autoneum Holding AG	4,510	601,433
Belimo Holding AG (Reg.)	90	232,104
Compagnie Financiere Richemont SA Series A	2,447	250,943
Siegfried Holding AG	1,507	248,468
Common Stocks - continued
	Shares	Value
Switzerland - continued
Swatch Group AG (Bearer) (Reg.)	2,134	$ 237,777
TE Connectivity Ltd.	4,500	231,705
u-blox Holding AG	2,770	250,333
Vontobel Holdings AG	5,996	240,210
VZ Holding AG	1,620	291,023
TOTAL SWITZERLAND		2,583,996
Taiwan - 2.0%
Advanced Semiconductor Engineering, Inc.	240,000	235,870
E.SUN Financial Holdings Co. Ltd.	200,300	133,715
ECLAT Textile Co. Ltd.	6,524	71,701
Hermes Microvision, Inc.	3,000	97,945
Largan Precision Co. Ltd.	5,000	169,866
MediaTek, Inc.	17,000	232,173
Merida Industry Co. Ltd.	31,000	234,856
St. Shine Optical Co. Ltd.	5,000	146,934
TECO Electric & Machinery Co. Ltd.	120,000	127,807
Ton Yi Industrial Corp.	118,000	130,287
Topoint Technology Co. Ltd.	224,903	172,297
Yungtay Engineering Co. Ltd.	72,000	211,585
TOTAL TAIWAN		1,965,036
Thailand - 0.5%
Bank of Ayudhya PCL (For. Reg.)	90,000	110,602
Kce Electronics PCL	636,200	374,055
MC Group PCL	21,000	9,446
TOTAL THAILAND		494,103
Turkey - 0.7%
Enka Insaat ve Sanayi A/S	55,000	160,902
Ford Otomotiv Sanayi A/S	11,000	154,840
Pegasus Hava Tasimaciligi A/S	12,000	227,827
Ulker Biskuvi Sanayi A/S	18,000	137,959
TOTAL TURKEY		681,528
United Kingdom - 2.7%
Babcock International Group PLC	9,700	198,300
Clinigen Group PLC	34,100	260,804
Dunelm Group PLC	15,900	225,622
Hikma Pharmaceuticals PLC	18,344	353,247
Hilton Food Group PLC	48,900	335,579
Innovation Group PLC (a)	483,700	246,242
iomart Group PLC	54,018	227,791
Common Stocks - continued
	Shares	Value
United Kingdom - continued
James Fisher and Sons PLC	12,800	$ 228,222
Prudential PLC	12,967	265,185
Ted Baker PLC	9,700	265,489
TOTAL UNITED KINGDOM		2,606,481
United States of America - 38.1%
AbbVie, Inc.	5,300	256,785
Aceto Corp.	26,300	419,485
Activision Blizzard, Inc.	7,000	116,480
AFC Enterprises, Inc. (a)	1,000	44,580
AFLAC, Inc.	1,800	116,964
Alere, Inc. (a)	7,067	238,370
Alliance Data Systems Corp. (a)	2,070	490,714
Altisource Asset Management Corp. (a)	690	441,379
American Express Co.	3,200	261,760
American International Group, Inc.	4,900	253,085
American Public Education, Inc. (a)	5,100	204,153
Amgen, Inc.	3,700	429,200
AmSurg Corp. (a)	3,700	158,693
Apache Corp.	2,100	186,480
Archer Daniels Midland Co.	3,800	155,420
Argan, Inc.	19,400	431,650
Bank of America Corp.	19,600	273,616
Barrett Business Services, Inc.	1,600	133,232
Biogen Idec, Inc. (a)	800	195,352
BlackRock, Inc. Class A	880	264,713
Bloomin' Brands, Inc. (a)	15,900	397,977
Bonanza Creek Energy, Inc. (a)	7,900	399,266
Boston Scientific Corp. (a)	31,800	371,742
Brinker International, Inc.	8,200	364,244
Brocade Communications Systems, Inc. (a)	23,400	187,668
Capital One Financial Corp.	6,600	453,222
CBIZ, Inc. (a)	31,000	252,960
CBS Corp. Class B	3,950	233,603
CECO Environmental Corp. (d)	19,800	349,470
Celgene Corp. (a)	1,800	267,282
Citigroup, Inc.	4,100	199,998
Columbus McKinnon Corp. (NY Shares) (a)	11,700	304,317
Commerce Bancshares, Inc.	5,300	243,853
Comverse, Inc.	9,400	296,852
Con-way, Inc.	9,700	399,640
Crawford & Co. Class B	20,000	219,800
Common Stocks - continued
	Shares	Value
United States of America - continued
Crimson Wine Group Ltd. (a)	9,613	$ 84,114
Cross Country Healthcare, Inc. (a)	13,400	79,596
CST Brands, Inc.	12,200	393,328
Cummins, Inc.	1,800	228,636
Dollar General Corp. (a)	3,700	213,786
Dorman Products, Inc.	2,000	97,220
Dresser-Rand Group, Inc. (a)	2,800	170,156
Dril-Quip, Inc. (a)	2,100	246,582
Dun & Bradstreet Corp.	3,900	424,281
Electronic Arts, Inc. (a)	22,000	577,500
EMC Corp.	16,500	397,155
Energen Corp.	1,500	117,480
EQT Corp.	2,100	179,781
Esterline Technologies Corp. (a)	2,100	168,336
Euronet Worldwide, Inc. (a)	8,200	355,880
Express, Inc. (a)	5,000	116,050
Fidelity National Information Services, Inc.	8,200	399,750
Fiesta Restaurant Group, Inc. (a)	5,700	241,623
FleetCor Technologies, Inc. (a)	1,800	207,630
G-III Apparel Group Ltd. (a)	8,500	482,120
Generac Holdings, Inc.	9,900	488,565
General Electric Co.	6,900	180,366
Global Brass & Copper Holdings, Inc.	13,200	247,236
Google, Inc. Class A (a)	1,055	1,087,258
Grand Canyon Education, Inc. (a)	4,516	213,471
Greatbatch, Inc. (a)	3,700	141,044
H&R Block, Inc.	7,800	221,832
Hackett Group, Inc.	53,200	378,784
Hanover Insurance Group, Inc.	4,200	245,868
Harley-Davidson, Inc.	1,100	70,444
Harman International Industries, Inc.	6,300	510,426
HCA Holdings, Inc.	4,100	193,274
Hornbeck Offshore Services, Inc. (a)	3,600	198,972
Hospira, Inc. (a)	2,600	105,352
Huntington Bancshares, Inc.	25,900	227,920
Illinois Tool Works, Inc.	3,200	252,128
Insperity, Inc.	7,300	282,291
Integrated Silicon Solution, Inc. (a)	9,500	102,410
Jarden Corp. (a)	9,050	501,008
Johnson Controls, Inc.	1,600	73,840
JTH Holding, Inc. Class A (a)	1,155	22,811
Juniper Networks, Inc. (a)	16,000	298,240
Common Stocks - continued
	Shares	Value
United States of America - continued
Kelly Services, Inc. Class A (non-vtg.)	3,300	$ 68,838
KLA-Tencor Corp.	1,900	124,640
Kroger Co.	5,700	244,188
Lam Research Corp. (a)	4,000	216,920
Las Vegas Sands Corp.	3,600	252,792
LSI Corp.	25,400	215,392
Lumber Liquidators Holdings, Inc. (a)	2,100	239,799
Manpower, Inc.	5,500	429,550
Marathon Oil Corp.	1,900	66,994
Marten Transport Ltd.	18,000	317,520
Matador Resources Co. (a)	12,700	233,807
Matrix Service Co. (a)	20,800	432,432
McGraw-Hill Companies, Inc.	5,600	390,208
Mentor Graphics Corp.	12,755	281,630
MetLife, Inc.	7,600	359,556
Morgan Stanley	7,800	224,094
Murphy Oil Corp.	5,500	331,760
Murphy U.S.A., Inc.	6,975	283,046
NIKE, Inc. Class B	2,300	174,248
NVIDIA Corp.	9,000	136,620
Oasis Petroleum, Inc. (a)	5,500	292,875
Oceaneering International, Inc.	1,600	137,408
Orchids Paper Products Co.	12,700	387,350
Papa John's International, Inc.	4,000	302,680
PDF Solutions, Inc. (a)	17,100	392,787
priceline.com, Inc. (a)	675	711,335
Providence Service Corp. (a)	8,100	242,109
Prudential Financial, Inc.	700	56,973
QUALCOMM, Inc.	2,000	138,940
Rent-A-Center, Inc.	200	6,848
Ruth's Hospitality Group, Inc.	32,900	401,051
Santarus, Inc. (a)	6,700	156,311
Sapient Corp. (a)	15,100	238,731
SEI Investments Co.	6,700	222,373
Shoe Carnival, Inc.	11,200	291,088
Skyworks Solutions, Inc. (a)	3,800	97,964
SLM Corp.	9,800	248,626
Stryker Corp.	1,100	81,246
Take-Two Interactive Software, Inc. (a)	6,500	116,415
Teletech Holdings, Inc. (a)	14,100	373,227
Tenneco, Inc. (a)	8,900	472,323
The Blackstone Group LP	11,000	289,080
Common Stocks - continued
	Shares	Value
United States of America - continued
The Cooper Companies, Inc.	2,000	$ 258,420
Time Warner, Inc.	6,300	433,062
TJX Companies, Inc.	2,100	127,659
Total System Services, Inc.	8,100	241,623
Towers Watson & Co.	5,000	574,050
Tractor Supply Co.	3,500	249,725
TripAdvisor, Inc. (a)	1,100	90,981
TrueBlue, Inc. (a)	5,300	130,910
Twenty-First Century Fox, Inc. Class B	8,700	295,800
United Therapeutics Corp. (a)	4,400	389,488
Vantiv, Inc. (a)	7,200	198,000
Viacom, Inc. Class B (non-vtg.)	7,000	583,030
Web.com Group, Inc. (a)	17,100	460,845
West Corp.	10,100	222,402
Whirlpool Corp.	2,600	379,626
WisdomTree Investments, Inc. (a)	8,300	115,370
Yahoo!, Inc. (a)	12,600	414,918
TOTAL UNITED STATES OF AMERICA		37,086,232
US Virgin Islands - 0.1%
Altisource Residential Corp. Class B	4,700	124,879
TOTAL COMMON STOCKS (Cost $83,162,489)		96,772,784
Nonconvertible Preferred Stocks - 0.2%

Brazil - 0.2%
Randon Participacoes Sa (PN) (Cost $163,624)	27,000	153,067
Money Market Funds - 2.3%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	358,053	$ 358,053
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	1,908,480	1,908,480
TOTAL MONEY MARKET FUNDS (Cost $2,266,533)		2,266,533
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $85,592,646)		99,192,384
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(1,766,876)
NET ASSETS - 100%		$ 97,425,508
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 938
Fidelity Securities Lending Cash Central Fund	9,817
Total	$ 10,755
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 26,428,322	$ 22,732,127	$ 3,175,255	$ 520,940
Consumer Staples	5,185,453	4,534,400	651,053	-
Energy	6,786,981	6,660,073	126,908	-
Financials	12,555,701	10,898,545	1,657,156	-
Health Care	8,297,752	7,841,478	456,274	-
Industrials	14,243,623	12,203,466	2,040,157	-
Information Technology	19,670,403	17,914,446	1,755,957	-
Materials	2,879,026	2,689,738	189,288	-
Telecommunication Services	713,658	279,310	434,348	-
Utilities	164,932	164,932	-	-
Money Market Funds	2,266,533	2,266,533	-	-
Total Investments in Securities:	$ 99,192,384	$ 88,185,048	$ 10,486,396	$ 520,940

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,913,575
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $1,815,751) - See accompanying schedule: Unaffiliated issuers (cost $83,326,113)	$ 96,925,851
Fidelity Central Funds (cost $2,266,533)	2,266,533
Total Investments (cost $85,592,646)		$ 99,192,384
Cash		27,041
Foreign currency held at value (cost $139)		139
Receivable for investments sold		1,650,008
Receivable for fund shares sold		79,654
Dividends receivable		90,975
Distributions receivable from Fidelity Central Funds		1,016
Prepaid expenses		307
Other receivables		59,323
Total assets		101,100,847

Liabilities
Payable for investments purchased	$ 1,462,440
Payable for fund shares redeemed	136,008
Accrued management fee	39,408
Distribution and service plan fees payable	26,744
Other affiliated payables	22,451
Other payables and accrued expenses	79,808
Collateral on securities loaned, at value	1,908,480
Total liabilities		3,675,339

Net Assets		$ 97,425,508
Net Assets consist of:
Paid in capital		$ 100,488,686
Undistributed net investment income		195,519
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,837,745)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,579,048
Net Assets		$ 97,425,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,693,760 ÷ 2,469,622 shares)	$ 13.64

Maximum offering price per share (100/94.25 of $13.64)	$ 14.47
Class T: Net Asset Value and redemption price per share ($19,192,705 ÷ 1,454,568 shares)	$ 13.19

Maximum offering price per share (100/96.50 of $13.19)	$ 13.67
Class B: Net Asset Value and offering price per share ($1,331,018 ÷ 108,473 shares)A	$ 12.27

Class C: Net Asset Value and offering price per share ($13,054,687 ÷ 1,065,248 shares)A	$ 12.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($30,153,338 ÷ 2,127,154 shares)	$ 14.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 1,517,375
Interest		24
Income from Fidelity Central Funds		10,755
Income before foreign taxes withheld		1,528,154
Less foreign taxes withheld		(85,157)
Total income		1,442,997

Expenses
Management fee Basic fee	$ 604,265
Performance adjustment	(168,016)
Transfer agent fees	212,915
Distribution and service plan fees	286,244
Accounting and security lending fees	44,587
Custodian fees and expenses	118,031
Independent trustees' compensation	483
Registration fees	59,290
Audit	85,269
Legal	226
Miscellaneous	546
Total expenses before reductions	1,243,840
Expense reductions	(31,437)	1,212,403
Net investment income (loss)		230,594
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,800,600
Foreign currency transactions	(51,576)
Total net realized gain (loss)		16,749,024
Change in net unrealized appreciation (depreciation) on: Investment securities	6,184,246
Assets and liabilities in foreign currencies	(5,834)
Total change in net unrealized appreciation (depreciation)		6,178,412
Net gain (loss)		22,927,436
Net increase (decrease) in net assets resulting from operations		$ 23,158,030

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 230,594	$ 137,612
Net realized gain (loss)	16,749,024	(8,842,052)
Change in net unrealized appreciation (depreciation)	6,178,412	14,658,106
Net increase (decrease) in net assets resulting from operations	23,158,030	5,953,666
Distributions to shareholders from net investment income	(34,747)	-
Share transactions - net increase (decrease)	(1,761,053)	(32,721,810)
Redemption fees	649	954
Total increase (decrease) in net assets	21,362,879	(26,767,190)

Net Assets
Beginning of period	76,062,629	102,829,819
End of period (including undistributed net investment income of $195,519 and distributions in excess of net investment income of $48,305, respectively)	$ 97,425,508	$ 76,062,629

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 9.57	$ 11.41	$ 9.04	$ 6.88
Income from Investment Operations
Net investment income (loss) C	.04	.02	(.03)	.01	.04
Net realized and unrealized gain (loss)	3.20	.81	(1.76)	2.47	2.13
Total from investment operations	3.24	.83	(1.79)	2.48	2.17
Distributions from net investment income	-	-	-	(.03)	(.01)
Distributions from net realized gain	-	-	(.05)	(.08)	-
Total distributions	-	-	(.05)	(.11)	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.64	$ 10.40	$ 9.57	$ 11.41	$ 9.04
Total Return A, B	31.15%	8.67%	(15.81)%	27.68%	31.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.43%	1.51%	1.89%	2.22%
Expenses net of fee waivers, if any	1.38%	1.43%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.35%	1.40%	1.43%	1.44%	1.43%
Net investment income (loss)	.33%	.22%	(.24)%	.13%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,694	$ 26,961	$ 36,367	$ 30,383	$ 6,997
Portfolio turnover rate E	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.31	$ 11.11	$ 8.82	$ 6.72
Income from Investment Operations
Net investment income (loss) C	- G	- G	(.05)	(.01)	.02
Net realized and unrealized gain (loss)	3.10	.78	(1.72)	2.39	2.09
Total from investment operations	3.10	.78	(1.77)	2.38	2.11
Distributions from net investment income	-	-	-	(.01)	(.01)
Distributions from net realized gain	-	-	(.03)	(.08)	-
Total distributions	-	-	(.03)	(.09)	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.19	$ 10.09	$ 9.31	$ 11.11	$ 8.82
Total Return A, B	30.72%	8.38%	(15.97)%	27.20%	31.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.68%	1.71%	1.80%	2.32%	2.50%
Expenses net of fee waivers, if any	1.68%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.64%	1.68%	1.68%	1.70%	1.69%
Net investment income (loss)	.04%	(.05)%	(.49)%	(.13)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,193	$ 15,731	$ 24,180	$ 23,237	$ 10,494
Portfolio turnover rate E	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 8.74	$ 10.46	$ 8.31	$ 6.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.05)	(.10)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.89	.74	(1.62)	2.26	1.97
Total from investment operations	2.84	.69	(1.72)	2.20	1.95
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	- G	(.05)	-
Total distributions	-	-	- G	(.05)	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.27	$ 9.43	$ 8.74	$ 10.46	$ 8.31
Total Return A, B	30.12%	7.89%	(16.42)%	26.64%	30.62%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.19%	2.32%	2.82%	2.98%
Expenses net of fee waivers, if any	2.17%	2.19%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.13%	2.17%	2.18%	2.19%	2.18%
Net investment income (loss)	(.45)%	(.54)%	(.99)%	(.62)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,331	$ 1,401	$ 1,926	$ 2,731	$ 2,162
Portfolio turnover rate E	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 8.73	$ 10.46	$ 8.31	$ 6.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.05)	(.10)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.90	.73	(1.61)	2.27	1.97
Total from investment operations	2.85	.68	(1.71)	2.21	1.95
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	(.02)	(.06)	-
Total distributions	-	-	(.02)	(.06)	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.26	$ 9.41	$ 8.73	$ 10.46	$ 8.31
Total Return A, B	30.29%	7.79%	(16.38)%	26.68%	30.62%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.18%	2.28%	2.77%	2.97%
Expenses net of fee waivers, if any	2.16%	2.18%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.13%	2.16%	2.18%	2.20%	2.18%
Net investment income (loss)	(.45)%	(.53)%	(.99)%	(.63)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,055	$ 9,421	$ 11,632	$ 7,986	$ 3,378
Portfolio turnover rate E	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.88	$ 11.76	$ 9.31	$ 7.07
Income from Investment Operations
Net investment income (loss) B	.09	.06	- F	.04	.06
Net realized and unrealized gain (loss)	3.33	.84	(1.82)	2.54	2.20
Total from investment operations	3.42	.90	(1.82)	2.58	2.26
Distributions from net investment income	(.02)	-	-	(.05)	(.02)
Distributions from net realized gain	-	-	(.06)	(.08)	-
Total distributions	(.02)	-	(.06)	(.13)	(.02)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 14.18	$ 10.78	$ 9.88	$ 11.76	$ 9.31
Total Return A	31.74%	9.11%	(15.60)%	28.00%	32.03%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.06%	1.18%	1.43%	1.88%
Expenses net of fee waivers, if any	1.02%	1.06%	1.17%	1.25%	1.25%
Expenses net of all reductions	.99%	1.03%	1.15%	1.19%	1.18%
Net investment income (loss)	.69%	.59%	.04%	.38%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,153	$ 22,548	$ 28,725	$ 12,936	$ 1,148
Portfolio turnover rate D	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,472,475
Gross unrealized depreciation	(1,273,378)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,199,097
Tax Cost	$ 85,993,287

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 589,643
Capital loss carryforward	$ (16,831,224)
Net unrealized appreciation (depreciation)	$ 13,178,407

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,716,736)
2019	(14,114,488)
Total capital loss carryforward	$ (16,831,224)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 34,747	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $178,696,953 and $179,810,225, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 74,495	$ 750
Class T	.25%	.25%	85,840	212
Class B	.75%	.25%	13,444	10,133
Class C	.75%	.25%	112,465	14,449
			$ 286,244	$ 25,544

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,043
Class T	3,690
Class B*	783
Class C*	480
$ 11,996

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 80,327.27
Class T	53,433.31
Class B	4,064.30
Class C	33,637.30
Institutional Class	41,454.16
	$ 212,915

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,321 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $182 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,817. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,437 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Institutional Class	$ 34,747	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	373,063	289,606	$ 4,494,237	$ 2,795,636
Shares redeemed	(496,412)	(1,497,004)	(5,849,205)	(14,297,470)
Net increase (decrease)	(123,349)	(1,207,398)	$ (1,354,968)	$ (11,501,834)
Class T
Shares sold	216,464	143,871	$ 2,510,696	$ 1,346,334
Shares redeemed	(321,703)	(1,182,171)	(3,651,942)	(10,957,476)
Net increase (decrease)	(105,239)	(1,038,300)	$ (1,141,246)	$ (9,611,142)
Class B
Shares sold	5,625	2,998	$ 60,358	$ 28,531
Shares redeemed	(45,845)	(74,674)	(485,095)	(653,939)
Net increase (decrease)	(40,220)	(71,676)	$ (424,737)	$ (625,408)
Class C
Shares sold	323,235	167,706	$ 3,465,927	$ 1,486,514
Shares redeemed	(258,872)	(499,534)	(2,771,491)	(4,342,453)
Net increase (decrease)	64,363	(331,828)	$ 694,436	$ (2,855,939)
Institutional Class
Shares sold	283,059	271,800	$ 3,455,485	$ 2,679,773
Reinvestment of distributions	2,789	-	30,990	-
Shares redeemed	(250,158)	(1,086,428)	(3,021,013)	(10,807,260)
Net increase (decrease)	35,690	(814,628)	$ 465,462	$ (8,127,487)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Name, Year of Birth; Principal Occupation
Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.024	$0.064

Class T	12/09/13	12/06/13	$0.000	$0.059

Class B	12/09/13	12/06/13	$0.000	$0.005

Class C	12/09/13	12/06/13	$0.000	$0.025

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGLO-UANN-1213
1.784744.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	31.74%	15.44%	5.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Thomas Allen, Portfolio Manager of Fidelity Advisor® Global Capital Appreciation Fund: For the year, the fund's Institutional Class shares returned 31.74%, handily besting the MSCI index. Versus the index, my picks in the United States by far aided performance the most. Positioning in the benchmark's other geographical areas also helped, with the exception of emerging markets. From a market-capitalization standpoint, my picks in small-caps significantly contributed. Fiesta Restaurant Group was the top individual contributor, and I sold most of it. Other contributors included Altisource Asset Management - a spinoff from Altisource Portfolio Solutions - and Barrett Business Services, a provider of human resources outsourcing and management consulting services. Significantly underweighting and then liquidating our position in weak-performing smartphone maker and benchmark component Apple proved timely as well. Conversely, the largest relative detractor was Russia-based Vozrozhdenie Bank. Walter Investment Management and Altisource Portfolio Solutions, two non-bank mortgage servicing stocks that I sold, also hampered the fund's performance, as did India-based Jubilant Foodworks - also sold. Most of the stocks I've mentioned in this report were non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.33%
Actual		$ 1,000.00	$ 1,114.40	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.66%
Actual		$ 1,000.00	$ 1,112.10	$ 8.84
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.14%
Actual		$ 1,000.00	$ 1,109.40	$ 11.38
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Class C	2.14%
Actual		$ 1,000.00	$ 1,110.50	$ 11.38
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,116.50	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (United States of America, Internet Software & Services)	1.1	1.6
priceline.com, Inc. (United States of America, Internet & Catalog Retail)	0.7	0.0
Banca IFIS SpA (Italy, Diversified Financial Services)	0.6	0.3
Autoneum Holding AG (Switzerland, Auto Components)	0.6	0.0
Continental AG (Germany, Auto Components)	0.6	0.0
	3.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.9	19.7
Information Technology	20.4	18.2
Industrials	14.6	12.9
Financials	13.1	15.9
Health Care	8.8	10.1
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	38.1	38.7
Japan	10.3	9.3
Canada	6.9	3.0
Germany	4.1	3.4
Korea (South)	3.1	6.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.5%	Stocks 99.6%
Short-Term Investments and Net Other Assets (Liabilities) 0.5%	Short-Term Investments and Net Other Assets (Liabilities) 0.4%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Australia - 0.9%
Ainsworth Game Technology Ltd.	43,827	$ 180,605
Austbrokers Holdings Ltd.	13,501	157,081
Carsales.com Ltd.	17,950	178,137
Corporate Travel Managemnt Ltd.	38,059	195,685
RCR Tomlinson Ltd.	53,382	179,112
TOTAL AUSTRALIA		890,620
Austria - 0.3%
C.A.T. oil AG (Bearer)	11,100	271,731
Bailiwick of Jersey - 0.7%
Delphi Automotive PLC	5,300	303,160
Genel Energy PLC (a)	12,100	184,311
Regus PLC	75,600	248,616
TOTAL BAILIWICK OF JERSEY		736,087
Belgium - 0.3%
KBC Ancora (a)	8,200	267,094
Bermuda - 1.6%
Brilliance China Automotive Holdings Ltd.	136,000	237,864
China Gas Holdings Ltd.	148,000	164,932
Freescale Semiconductor Holdings I Ltd. (a)	16,900	260,936
Future Bright Holdings Ltd.	696,000	268,417
Invesco Ltd.	10,000	337,500
Man Wah Holdings Ltd.	152,800	263,306
TOTAL BERMUDA		1,532,955
Brazil - 1.7%
BB Seguridade Participacoes SA	19,600	214,093
Brasil Foods SA	2,200	51,656
Cielo SA	8,400	254,977
EZ Tec Empreendimentos e Participacoes SA	12,900	189,740
Fibria Celulose SA (a)	9,100	118,005
Hypermarcas SA	20,100	175,411
JBS SA	46,500	167,094
Kroton Educacional SA	5,800	85,698
Linx SA	8,400	151,824
Porto Seguro SA	14,500	182,205
Sao Martinho SA	8,300	117,079
TOTAL BRAZIL		1,707,782
British Virgin Islands - 0.5%
Amira Nature Foods Ltd. (d)	17,000	242,080
Common Stocks - continued
	Shares	Value
British Virgin Islands - continued
Del Monte Pacific Ltd.	157,000	$ 103,007
Mail.Ru Group Ltd. GDR (Reg. S)	3,100	114,328
TOTAL BRITISH VIRGIN ISLANDS		459,415
Canada - 6.9%
Alaris Royalty Corp.	7,000	238,872
B2Gold Corp. (a)	3,688	9,126
Bellatrix Exploration Ltd. (a)	31,700	237,450
Black Diamond Group Ltd.	9,100	238,355
Canadian Natural Resources Ltd.	10,900	345,927
Canadian Pacific Railway Ltd.	1,800	257,298
Canam Group, Inc. Class A (sub. vtg.)	17,900	193,996
Canfor Corp. (a)	10,600	219,696
Canyon Services Group, Inc.	18,900	207,190
CI Financial Corp.	6,000	199,568
Constellation Software, Inc.	2,200	400,775
DeeThree Exploration Ltd. (a)	33,600	293,253
Descartes Systems Group, Inc. (a)	21,600	264,549
Dollarama, Inc.	1,800	154,717
Gildan Activewear, Inc.	5,500	265,123
Goldcorp, Inc.	3,400	86,610
International Forest Products Ltd. (Interfor) Class A (sub. vtg.) (a)	19,100	216,344
MacDonald Dettwiler & Associates Ltd.	2,700	205,999
Methanex Corp.	3,800	220,387
Osisko Mining Corp. (a)	26,700	130,344
Raging River Exploration, Inc. (a)	35,500	193,732
RMP Energy, Inc. (a)	44,400	265,723
Stantec, Inc.	5,800	344,668
Suncor Energy, Inc.	14,100	512,395
SunOpta, Inc. (a)	19,800	213,246
Valeant Pharmaceuticals International, Inc. (Canada) (a)	5,200	549,350
Xtreme Drilling & Coil Services Corp. (a)	84,100	283,116
TOTAL CANADA		6,747,809
Cayman Islands - 2.9%
Bolina Holding Co. Ltd.	368,000	156,636
Changshouhua Food Co. Ltd.	215,000	227,119
China ITS (Holdings) Co., Ltd.	496,000	129,870
Country Garden Holdings Co. Ltd.	218,000	149,026
Geely Automobile Holdings Ltd.	425,000	214,336
Hengan International Group Co. Ltd.	17,000	208,197
Hengdeli Holdings Ltd.	208,000	49,364
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Kingsoft Corp. Ltd.	86,000	$ 213,641
KOLAO Holdings	5,880	172,032
Nagacorp Ltd.	180,000	166,232
New Oriental Education & Technology Group, Inc. sponsored ADR	8,200	214,922
Sa Sa International Holdings Ltd.	168,000	183,320
Springland International Holdings Ltd.	291,000	159,519
Tencent Holdings Ltd.	3,700	201,966
Truly International Holdings Ltd.	174,000	110,419
Xinyi Glass Holdings Ltd.	242,000	239,721
TOTAL CAYMAN ISLANDS		2,796,320
China - 0.6%
China Oilfield Services Ltd. (H Shares)	52,000	145,544
Chongqing Changan Automobile Co. Ltd. (B Shares)	75,300	138,887
Great Wall Motor Co. Ltd. (H Shares)	32,000	188,005
Guangdong Kelon Electrical Holdings Ltd. Series H (a)	144,000	135,215
TOTAL CHINA		607,651
Curacao - 0.4%
Schlumberger Ltd.	3,900	365,508
Cyprus - 0.3%
QIWI PLC Class B sponsored ADR	6,200	250,976
Denmark - 1.7%
GN Store Nordic A/S	10,900	248,627
Pandora A/S	11,700	557,817
SimCorp A/S	9,100	298,184
Spar Nord Bank A/S (a)	61,800	551,258
TOTAL DENMARK		1,655,886
Faroe Islands - 0.2%
Bakkafrost	17,500	245,462
Finland - 0.5%
PK Cables OY	15,800	516,360
France - 1.9%
Bollore (d)	500	272,806
Bollore (a)	2	1,097
Club Mediterranee SA (a)	11,300	266,501
Credit Agricole SA (a)	12,600	152,207
Gameloft Se (a)	26,700	283,490
Havas SA	33,200	276,594
Common Stocks - continued
	Shares	Value
France - continued
Sartorius Stedim Biotech	1,500	$ 225,556
Societe Generale Series A	6,400	363,399
TOTAL FRANCE		1,841,650
Germany - 4.1%
Aareal Bank AG (a)	4,420	169,986
adidas AG	2,300	262,567
Biotest AG	2,593	214,759
CANCOM AG	7,200	276,460
Continental AG	3,200	586,331
CTS Eventim AG	7,363	359,396
Deutz AG (a)	23,900	227,476
Isra Vision AG	2,600	125,109
Jenoptik AG	23,600	412,873
Krones AG	3,500	306,797
LPKF Laser & Electronics AG	13,000	271,380
MLP AG	14,200	88,573
Open Business Club AG	2,600	262,890
RIB Software AG	21,100	188,765
Stada Arzneimittel AG	4,600	264,847
TOTAL GERMANY		4,018,209
Hong Kong - 0.4%
Galaxy Entertainment Group Ltd. (a)	20,000	149,233
Hang Lung Properties Ltd.	33,000	108,751
Tsui Wah Holdings Ltd.	168,000	115,496
TOTAL HONG KONG		373,480
India - 2.6%
Alembic Pharmaceuticals Ltd. (a)	40,210	130,110
Amara Raja Batteries Ltd.	40,962	208,619
Aurobindo Pharma Ltd. (a)	73,688	259,123
Bharat Heavy Electricals Ltd.	26,000	59,532
Britannia Industries Ltd.	17,340	264,374
Cipla Ltd.	26,427	177,198
Dr. Reddy's Laboratories Ltd.	2,239	89,006
Eicher Motors Ltd.	100	6,423
Exide Industries Ltd. (a)	22,602	45,773
Idea Cellular Ltd.	33,399	93,627
INFO Edge India Ltd. (a)	6,638	41,671
Mahindra & Mahindra Financial Services Ltd.	24,045	110,209
Motherson Sumi Systems Ltd.	60,789	266,194
Rallis India Ltd.	88,812	228,141
Common Stocks - continued
	Shares	Value
India - continued
Supreme Industries Ltd. (a)	6,452	$ 40,959
Tata Consultancy Services Ltd.	5,420	185,761
Tech Mahindra Ltd. (a)	10,138	255,169
Zee Entertainment Enterprises Ltd. (a)	18,210	78,618
TOTAL INDIA		2,540,507
Indonesia - 0.2%
Arwana Citramulia Tbk PT	2,104,000	167,983
Ireland - 0.8%
Actavis PLC (a)	1,600	247,328
Jazz Pharmaceuticals PLC (a)	2,500	226,850
Trinity Biotech PLC sponsored ADR	10,541	263,525
TOTAL IRELAND		737,703
Israel - 0.9%
CaesarStone Sdot-Yam Ltd.	5,500	231,935
Delta Galil Industries Ltd.	11,500	271,336
Ituran Location & Control Ltd.	11,700	214,474
Sarin Technologies Ltd.	80,000	122,364
TOTAL ISRAEL		840,109
Italy - 1.1%
Banca IFIS SpA	40,100	602,170
Brembo SpA	18,800	497,496
TOTAL ITALY		1,099,666
Japan - 10.3%
Amada Co. Ltd.	19,000	163,449
ARNEST ONE Corp. (d)	19,000	520,940
AT-Group Co. Ltd.	14,000	254,393
Credit Saison Co. Ltd.	7,200	197,067
Emori & Co. Ltd. (d)	14,900	247,160
F@N Communications, Inc.	12,200	285,098
Fujitec Co. Ltd.	20,000	245,930
H.I.S. Co. Ltd.	6,600	355,969
Haseko Corp. (a)	66,700	494,389
Hirose Electric Co. Ltd.	1,400	213,599
Hitachi Capital Corp.	4,600	123,718
Kanto Natural Gas Development	18,000	126,908
KDDI Corp.	4,300	232,873
Leopalace21 Corp. (a)	68,100	472,785
Monex Group, Inc.	96,000	350,223
Common Stocks - continued
	Shares	Value
Japan - continued
Nakanishi, Inc.	1,000	$ 142,189
Nippon Yusen KK	75,000	229,162
NSD Co. Ltd.	10,300	125,975
Obic Co. Ltd.	14,200	445,918
Okabe Co. Ltd.	20,900	279,823
Otsuka Corp.	2,300	298,318
Ryohin Keikaku Co. Ltd.	5,000	498,779
Ryoyo Electro Corp.	16,500	151,179
Sekisui Jushi Corp.	16,000	232,950
Seven & i Holdings Co., Ltd.	11,800	436,702
Shikoku Chemicals Corp.	26,000	189,288
Shinsei Bank Ltd.	106,000	248,178
Stanley Electric Co. Ltd.	10,900	253,545
Sundrug Co. Ltd.	4,300	214,351
Temp Holdings Co., Ltd.	7,400	215,547
Tohokushinsha Film Corp.	41,800	411,808
Tokai Rika Co. Ltd.	14,500	307,475
Totetsu Kogyo Co. Ltd.	10,900	245,492
TS tech Co. Ltd.	6,000	224,792
Uchiyama Holdings Co. Ltd.	2,000	60,089
West Holdings Corp.	10,800	185,996
Workman Co. Ltd.	4,800	188,109
Yusen Logistics Co. Ltd.	16,000	180,644
TOTAL JAPAN		10,050,810
Kenya - 0.3%
Equity Bank Ltd.	441,100	183,469
Safaricom Ltd.	1,012,800	112,138
TOTAL KENYA		295,607
Korea (South) - 3.1%
Chong Kun Dang Pharmaceutical Corp.	2,197	164,990
Coway Co. Ltd.	2,422	138,298
EO Technics Co. Ltd.	3,669	149,349
FINETEC Corp. (a)	18,862	199,056
Halla Visteon Climate Control	3,600	134,668
Hanil E-Wha Co. Ltd.	10,760	223,051
Hanssem Co. Ltd.	3,860	156,396
I-Sens, Inc.	3,103	122,947
Isupetasys Co. Ltd.	21,440	142,424
Korea Electric Terminal Co. Ltd.	3,160	128,034
LG Home Shopping, Inc.	992	228,633
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Paradise Co. Ltd.	5,432	$ 139,219
POSCO ICT Co. Ltd.	18,667	144,055
Pyeong Hwa Automative Co. Ltd.	6,509	150,876
SK Telecom Co. Ltd.	925	201,475
Soulbrain Co. Ltd.	4,785	238,961
Suheung Capsule Co. Ltd.	3,840	136,952
Sung Kwang Bend Co. Ltd.	5,377	147,182
Suprema, Inc. (a)	4,060	92,005
TOTAL KOREA (SOUTH)		3,038,571
Malaysia - 0.7%
Globetronics Technology Bhd	174,200	166,667
Matrix Concepts Holdings Bhd	214,100	196,702
My E.G.Services Bhd	273,600	201,094
Power Root Bhd	246,700	147,715
TOTAL MALAYSIA		712,178
Mexico - 0.1%
Grupo Famsa S.A.B. de CV Series A (a)	61,800	116,142
Netherlands - 0.7%
Gemalto NV (d)	2,300	257,914
LyondellBasell Industries NV Class A	2,600	193,960
Yandex NV (a)	5,600	206,416
TOTAL NETHERLANDS		658,290
New Zealand - 0.4%
Kathmandu Holdings Ltd.	82,065	261,390
Summerset Group Holdings Ltd.	39,966	105,638
TOTAL NEW ZEALAND		367,028
Norway - 0.3%
Salmar ASA (a)	23,400	285,963
Panama - 0.2%
Copa Holdings SA Class A	1,402	209,655
Philippines - 0.4%
International Container Terminal Services, Inc.	75,300	181,215
PUREGOLD Price Club, Inc.	228,100	238,050
TOTAL PHILIPPINES		419,265
Poland - 0.7%
CD Projekt RED SA (a)	55,448	279,009
Common Stocks - continued
	Shares	Value
Poland - continued
LPP SA	80	$ 233,740
Polish Oil & Gas Co. SA	71,700	131,978
TOTAL POLAND		644,727
Portugal - 0.3%
Mota Engil Sgps SA	57,000	262,358
Russia - 0.2%
Vozrozhdenie Bank	13,000	167,816
Singapore - 0.5%
Flextronics International Ltd. (a)	48,100	379,509
OSIM International Ltd.	86,000	146,080
TOTAL SINGAPORE		525,589
South Africa - 1.6%
Coronation Fund Managers Ltd.	33,800	275,753
Famous Brands Ltd.	12,100	120,473
FirstRand Ltd.	48,500	173,926
Mediclinic International Ltd.	12,600	94,951
Mpact Ltd.	29,100	79,165
Mr Price Group Ltd.	7,700	121,321
MTN Group Ltd.	3,700	73,545
Naspers Ltd. Class N	1,600	149,660
Omnia Holdings Ltd.	7,400	152,766
Pioneer Foods Ltd.	23,100	195,592
Woolworths Holdings Ltd.	15,000	112,813
TOTAL SOUTH AFRICA		1,549,965
Spain - 0.8%
Inditex SA	1,589	261,053
Melia Hotels International SA (d)	48,400	549,378
TOTAL SPAIN		810,431
Sweden - 0.5%
AarhusKarlshamn AB	5,200	307,745
Fagerhult AB	4,475	137,426
TOTAL SWEDEN		445,171
Switzerland - 2.6%
Autoneum Holding AG	4,510	601,433
Belimo Holding AG (Reg.)	90	232,104
Compagnie Financiere Richemont SA Series A	2,447	250,943
Siegfried Holding AG	1,507	248,468
Common Stocks - continued
	Shares	Value
Switzerland - continued
Swatch Group AG (Bearer) (Reg.)	2,134	$ 237,777
TE Connectivity Ltd.	4,500	231,705
u-blox Holding AG	2,770	250,333
Vontobel Holdings AG	5,996	240,210
VZ Holding AG	1,620	291,023
TOTAL SWITZERLAND		2,583,996
Taiwan - 2.0%
Advanced Semiconductor Engineering, Inc.	240,000	235,870
E.SUN Financial Holdings Co. Ltd.	200,300	133,715
ECLAT Textile Co. Ltd.	6,524	71,701
Hermes Microvision, Inc.	3,000	97,945
Largan Precision Co. Ltd.	5,000	169,866
MediaTek, Inc.	17,000	232,173
Merida Industry Co. Ltd.	31,000	234,856
St. Shine Optical Co. Ltd.	5,000	146,934
TECO Electric & Machinery Co. Ltd.	120,000	127,807
Ton Yi Industrial Corp.	118,000	130,287
Topoint Technology Co. Ltd.	224,903	172,297
Yungtay Engineering Co. Ltd.	72,000	211,585
TOTAL TAIWAN		1,965,036
Thailand - 0.5%
Bank of Ayudhya PCL (For. Reg.)	90,000	110,602
Kce Electronics PCL	636,200	374,055
MC Group PCL	21,000	9,446
TOTAL THAILAND		494,103
Turkey - 0.7%
Enka Insaat ve Sanayi A/S	55,000	160,902
Ford Otomotiv Sanayi A/S	11,000	154,840
Pegasus Hava Tasimaciligi A/S	12,000	227,827
Ulker Biskuvi Sanayi A/S	18,000	137,959
TOTAL TURKEY		681,528
United Kingdom - 2.7%
Babcock International Group PLC	9,700	198,300
Clinigen Group PLC	34,100	260,804
Dunelm Group PLC	15,900	225,622
Hikma Pharmaceuticals PLC	18,344	353,247
Hilton Food Group PLC	48,900	335,579
Innovation Group PLC (a)	483,700	246,242
iomart Group PLC	54,018	227,791
Common Stocks - continued
	Shares	Value
United Kingdom - continued
James Fisher and Sons PLC	12,800	$ 228,222
Prudential PLC	12,967	265,185
Ted Baker PLC	9,700	265,489
TOTAL UNITED KINGDOM		2,606,481
United States of America - 38.1%
AbbVie, Inc.	5,300	256,785
Aceto Corp.	26,300	419,485
Activision Blizzard, Inc.	7,000	116,480
AFC Enterprises, Inc. (a)	1,000	44,580
AFLAC, Inc.	1,800	116,964
Alere, Inc. (a)	7,067	238,370
Alliance Data Systems Corp. (a)	2,070	490,714
Altisource Asset Management Corp. (a)	690	441,379
American Express Co.	3,200	261,760
American International Group, Inc.	4,900	253,085
American Public Education, Inc. (a)	5,100	204,153
Amgen, Inc.	3,700	429,200
AmSurg Corp. (a)	3,700	158,693
Apache Corp.	2,100	186,480
Archer Daniels Midland Co.	3,800	155,420
Argan, Inc.	19,400	431,650
Bank of America Corp.	19,600	273,616
Barrett Business Services, Inc.	1,600	133,232
Biogen Idec, Inc. (a)	800	195,352
BlackRock, Inc. Class A	880	264,713
Bloomin' Brands, Inc. (a)	15,900	397,977
Bonanza Creek Energy, Inc. (a)	7,900	399,266
Boston Scientific Corp. (a)	31,800	371,742
Brinker International, Inc.	8,200	364,244
Brocade Communications Systems, Inc. (a)	23,400	187,668
Capital One Financial Corp.	6,600	453,222
CBIZ, Inc. (a)	31,000	252,960
CBS Corp. Class B	3,950	233,603
CECO Environmental Corp. (d)	19,800	349,470
Celgene Corp. (a)	1,800	267,282
Citigroup, Inc.	4,100	199,998
Columbus McKinnon Corp. (NY Shares) (a)	11,700	304,317
Commerce Bancshares, Inc.	5,300	243,853
Comverse, Inc.	9,400	296,852
Con-way, Inc.	9,700	399,640
Crawford & Co. Class B	20,000	219,800
Common Stocks - continued
	Shares	Value
United States of America - continued
Crimson Wine Group Ltd. (a)	9,613	$ 84,114
Cross Country Healthcare, Inc. (a)	13,400	79,596
CST Brands, Inc.	12,200	393,328
Cummins, Inc.	1,800	228,636
Dollar General Corp. (a)	3,700	213,786
Dorman Products, Inc.	2,000	97,220
Dresser-Rand Group, Inc. (a)	2,800	170,156
Dril-Quip, Inc. (a)	2,100	246,582
Dun & Bradstreet Corp.	3,900	424,281
Electronic Arts, Inc. (a)	22,000	577,500
EMC Corp.	16,500	397,155
Energen Corp.	1,500	117,480
EQT Corp.	2,100	179,781
Esterline Technologies Corp. (a)	2,100	168,336
Euronet Worldwide, Inc. (a)	8,200	355,880
Express, Inc. (a)	5,000	116,050
Fidelity National Information Services, Inc.	8,200	399,750
Fiesta Restaurant Group, Inc. (a)	5,700	241,623
FleetCor Technologies, Inc. (a)	1,800	207,630
G-III Apparel Group Ltd. (a)	8,500	482,120
Generac Holdings, Inc.	9,900	488,565
General Electric Co.	6,900	180,366
Global Brass & Copper Holdings, Inc.	13,200	247,236
Google, Inc. Class A (a)	1,055	1,087,258
Grand Canyon Education, Inc. (a)	4,516	213,471
Greatbatch, Inc. (a)	3,700	141,044
H&R Block, Inc.	7,800	221,832
Hackett Group, Inc.	53,200	378,784
Hanover Insurance Group, Inc.	4,200	245,868
Harley-Davidson, Inc.	1,100	70,444
Harman International Industries, Inc.	6,300	510,426
HCA Holdings, Inc.	4,100	193,274
Hornbeck Offshore Services, Inc. (a)	3,600	198,972
Hospira, Inc. (a)	2,600	105,352
Huntington Bancshares, Inc.	25,900	227,920
Illinois Tool Works, Inc.	3,200	252,128
Insperity, Inc.	7,300	282,291
Integrated Silicon Solution, Inc. (a)	9,500	102,410
Jarden Corp. (a)	9,050	501,008
Johnson Controls, Inc.	1,600	73,840
JTH Holding, Inc. Class A (a)	1,155	22,811
Juniper Networks, Inc. (a)	16,000	298,240
Common Stocks - continued
	Shares	Value
United States of America - continued
Kelly Services, Inc. Class A (non-vtg.)	3,300	$ 68,838
KLA-Tencor Corp.	1,900	124,640
Kroger Co.	5,700	244,188
Lam Research Corp. (a)	4,000	216,920
Las Vegas Sands Corp.	3,600	252,792
LSI Corp.	25,400	215,392
Lumber Liquidators Holdings, Inc. (a)	2,100	239,799
Manpower, Inc.	5,500	429,550
Marathon Oil Corp.	1,900	66,994
Marten Transport Ltd.	18,000	317,520
Matador Resources Co. (a)	12,700	233,807
Matrix Service Co. (a)	20,800	432,432
McGraw-Hill Companies, Inc.	5,600	390,208
Mentor Graphics Corp.	12,755	281,630
MetLife, Inc.	7,600	359,556
Morgan Stanley	7,800	224,094
Murphy Oil Corp.	5,500	331,760
Murphy U.S.A., Inc.	6,975	283,046
NIKE, Inc. Class B	2,300	174,248
NVIDIA Corp.	9,000	136,620
Oasis Petroleum, Inc. (a)	5,500	292,875
Oceaneering International, Inc.	1,600	137,408
Orchids Paper Products Co.	12,700	387,350
Papa John's International, Inc.	4,000	302,680
PDF Solutions, Inc. (a)	17,100	392,787
priceline.com, Inc. (a)	675	711,335
Providence Service Corp. (a)	8,100	242,109
Prudential Financial, Inc.	700	56,973
QUALCOMM, Inc.	2,000	138,940
Rent-A-Center, Inc.	200	6,848
Ruth's Hospitality Group, Inc.	32,900	401,051
Santarus, Inc. (a)	6,700	156,311
Sapient Corp. (a)	15,100	238,731
SEI Investments Co.	6,700	222,373
Shoe Carnival, Inc.	11,200	291,088
Skyworks Solutions, Inc. (a)	3,800	97,964
SLM Corp.	9,800	248,626
Stryker Corp.	1,100	81,246
Take-Two Interactive Software, Inc. (a)	6,500	116,415
Teletech Holdings, Inc. (a)	14,100	373,227
Tenneco, Inc. (a)	8,900	472,323
The Blackstone Group LP	11,000	289,080
Common Stocks - continued
	Shares	Value
United States of America - continued
The Cooper Companies, Inc.	2,000	$ 258,420
Time Warner, Inc.	6,300	433,062
TJX Companies, Inc.	2,100	127,659
Total System Services, Inc.	8,100	241,623
Towers Watson & Co.	5,000	574,050
Tractor Supply Co.	3,500	249,725
TripAdvisor, Inc. (a)	1,100	90,981
TrueBlue, Inc. (a)	5,300	130,910
Twenty-First Century Fox, Inc. Class B	8,700	295,800
United Therapeutics Corp. (a)	4,400	389,488
Vantiv, Inc. (a)	7,200	198,000
Viacom, Inc. Class B (non-vtg.)	7,000	583,030
Web.com Group, Inc. (a)	17,100	460,845
West Corp.	10,100	222,402
Whirlpool Corp.	2,600	379,626
WisdomTree Investments, Inc. (a)	8,300	115,370
Yahoo!, Inc. (a)	12,600	414,918
TOTAL UNITED STATES OF AMERICA		37,086,232
US Virgin Islands - 0.1%
Altisource Residential Corp. Class B	4,700	124,879
TOTAL COMMON STOCKS (Cost $83,162,489)		96,772,784
Nonconvertible Preferred Stocks - 0.2%

Brazil - 0.2%
Randon Participacoes Sa (PN) (Cost $163,624)	27,000	153,067
Money Market Funds - 2.3%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	358,053	$ 358,053
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	1,908,480	1,908,480
TOTAL MONEY MARKET FUNDS (Cost $2,266,533)		2,266,533
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $85,592,646)		99,192,384
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(1,766,876)
NET ASSETS - 100%		$ 97,425,508
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 938
Fidelity Securities Lending Cash Central Fund	9,817
Total	$ 10,755
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 26,428,322	$ 22,732,127	$ 3,175,255	$ 520,940
Consumer Staples	5,185,453	4,534,400	651,053	-
Energy	6,786,981	6,660,073	126,908	-
Financials	12,555,701	10,898,545	1,657,156	-
Health Care	8,297,752	7,841,478	456,274	-
Industrials	14,243,623	12,203,466	2,040,157	-
Information Technology	19,670,403	17,914,446	1,755,957	-
Materials	2,879,026	2,689,738	189,288	-
Telecommunication Services	713,658	279,310	434,348	-
Utilities	164,932	164,932	-	-
Money Market Funds	2,266,533	2,266,533	-	-
Total Investments in Securities:	$ 99,192,384	$ 88,185,048	$ 10,486,396	$ 520,940

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,913,575
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $1,815,751) - See accompanying schedule: Unaffiliated issuers (cost $83,326,113)	$ 96,925,851
Fidelity Central Funds (cost $2,266,533)	2,266,533
Total Investments (cost $85,592,646)		$ 99,192,384
Cash		27,041
Foreign currency held at value (cost $139)		139
Receivable for investments sold		1,650,008
Receivable for fund shares sold		79,654
Dividends receivable		90,975
Distributions receivable from Fidelity Central Funds		1,016
Prepaid expenses		307
Other receivables		59,323
Total assets		101,100,847

Liabilities
Payable for investments purchased	$ 1,462,440
Payable for fund shares redeemed	136,008
Accrued management fee	39,408
Distribution and service plan fees payable	26,744
Other affiliated payables	22,451
Other payables and accrued expenses	79,808
Collateral on securities loaned, at value	1,908,480
Total liabilities		3,675,339

Net Assets		$ 97,425,508
Net Assets consist of:
Paid in capital		$ 100,488,686
Undistributed net investment income		195,519
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,837,745)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,579,048
Net Assets		$ 97,425,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,693,760 ÷ 2,469,622 shares)	$ 13.64

Maximum offering price per share (100/94.25 of $13.64)	$ 14.47
Class T: Net Asset Value and redemption price per share ($19,192,705 ÷ 1,454,568 shares)	$ 13.19

Maximum offering price per share (100/96.50 of $13.19)	$ 13.67
Class B: Net Asset Value and offering price per share ($1,331,018 ÷ 108,473 shares)A	$ 12.27

Class C: Net Asset Value and offering price per share ($13,054,687 ÷ 1,065,248 shares)A	$ 12.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($30,153,338 ÷ 2,127,154 shares)	$ 14.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 1,517,375
Interest		24
Income from Fidelity Central Funds		10,755
Income before foreign taxes withheld		1,528,154
Less foreign taxes withheld		(85,157)
Total income		1,442,997

Expenses
Management fee Basic fee	$ 604,265
Performance adjustment	(168,016)
Transfer agent fees	212,915
Distribution and service plan fees	286,244
Accounting and security lending fees	44,587
Custodian fees and expenses	118,031
Independent trustees' compensation	483
Registration fees	59,290
Audit	85,269
Legal	226
Miscellaneous	546
Total expenses before reductions	1,243,840
Expense reductions	(31,437)	1,212,403
Net investment income (loss)		230,594
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,800,600
Foreign currency transactions	(51,576)
Total net realized gain (loss)		16,749,024
Change in net unrealized appreciation (depreciation) on: Investment securities	6,184,246
Assets and liabilities in foreign currencies	(5,834)
Total change in net unrealized appreciation (depreciation)		6,178,412
Net gain (loss)		22,927,436
Net increase (decrease) in net assets resulting from operations		$ 23,158,030

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 230,594	$ 137,612
Net realized gain (loss)	16,749,024	(8,842,052)
Change in net unrealized appreciation (depreciation)	6,178,412	14,658,106
Net increase (decrease) in net assets resulting from operations	23,158,030	5,953,666
Distributions to shareholders from net investment income	(34,747)	-
Share transactions - net increase (decrease)	(1,761,053)	(32,721,810)
Redemption fees	649	954
Total increase (decrease) in net assets	21,362,879	(26,767,190)

Net Assets
Beginning of period	76,062,629	102,829,819
End of period (including undistributed net investment income of $195,519 and distributions in excess of net investment income of $48,305, respectively)	$ 97,425,508	$ 76,062,629

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 9.57	$ 11.41	$ 9.04	$ 6.88
Income from Investment Operations
Net investment income (loss) C	.04	.02	(.03)	.01	.04
Net realized and unrealized gain (loss)	3.20	.81	(1.76)	2.47	2.13
Total from investment operations	3.24	.83	(1.79)	2.48	2.17
Distributions from net investment income	-	-	-	(.03)	(.01)
Distributions from net realized gain	-	-	(.05)	(.08)	-
Total distributions	-	-	(.05)	(.11)	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.64	$ 10.40	$ 9.57	$ 11.41	$ 9.04
Total Return A, B	31.15%	8.67%	(15.81)%	27.68%	31.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.43%	1.51%	1.89%	2.22%
Expenses net of fee waivers, if any	1.38%	1.43%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.35%	1.40%	1.43%	1.44%	1.43%
Net investment income (loss)	.33%	.22%	(.24)%	.13%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,694	$ 26,961	$ 36,367	$ 30,383	$ 6,997
Portfolio turnover rate E	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.31	$ 11.11	$ 8.82	$ 6.72
Income from Investment Operations
Net investment income (loss) C	- G	- G	(.05)	(.01)	.02
Net realized and unrealized gain (loss)	3.10	.78	(1.72)	2.39	2.09
Total from investment operations	3.10	.78	(1.77)	2.38	2.11
Distributions from net investment income	-	-	-	(.01)	(.01)
Distributions from net realized gain	-	-	(.03)	(.08)	-
Total distributions	-	-	(.03)	(.09)	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.19	$ 10.09	$ 9.31	$ 11.11	$ 8.82
Total Return A, B	30.72%	8.38%	(15.97)%	27.20%	31.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.68%	1.71%	1.80%	2.32%	2.50%
Expenses net of fee waivers, if any	1.68%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.64%	1.68%	1.68%	1.70%	1.69%
Net investment income (loss)	.04%	(.05)%	(.49)%	(.13)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,193	$ 15,731	$ 24,180	$ 23,237	$ 10,494
Portfolio turnover rate E	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 8.74	$ 10.46	$ 8.31	$ 6.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.05)	(.10)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.89	.74	(1.62)	2.26	1.97
Total from investment operations	2.84	.69	(1.72)	2.20	1.95
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	- G	(.05)	-
Total distributions	-	-	- G	(.05)	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.27	$ 9.43	$ 8.74	$ 10.46	$ 8.31
Total Return A, B	30.12%	7.89%	(16.42)%	26.64%	30.62%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.19%	2.32%	2.82%	2.98%
Expenses net of fee waivers, if any	2.17%	2.19%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.13%	2.17%	2.18%	2.19%	2.18%
Net investment income (loss)	(.45)%	(.54)%	(.99)%	(.62)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,331	$ 1,401	$ 1,926	$ 2,731	$ 2,162
Portfolio turnover rate E	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 8.73	$ 10.46	$ 8.31	$ 6.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.05)	(.10)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.90	.73	(1.61)	2.27	1.97
Total from investment operations	2.85	.68	(1.71)	2.21	1.95
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	(.02)	(.06)	-
Total distributions	-	-	(.02)	(.06)	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.26	$ 9.41	$ 8.73	$ 10.46	$ 8.31
Total Return A, B	30.29%	7.79%	(16.38)%	26.68%	30.62%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.18%	2.28%	2.77%	2.97%
Expenses net of fee waivers, if any	2.16%	2.18%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.13%	2.16%	2.18%	2.20%	2.18%
Net investment income (loss)	(.45)%	(.53)%	(.99)%	(.63)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,055	$ 9,421	$ 11,632	$ 7,986	$ 3,378
Portfolio turnover rate E	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.88	$ 11.76	$ 9.31	$ 7.07
Income from Investment Operations
Net investment income (loss) B	.09	.06	- F	.04	.06
Net realized and unrealized gain (loss)	3.33	.84	(1.82)	2.54	2.20
Total from investment operations	3.42	.90	(1.82)	2.58	2.26
Distributions from net investment income	(.02)	-	-	(.05)	(.02)
Distributions from net realized gain	-	-	(.06)	(.08)	-
Total distributions	(.02)	-	(.06)	(.13)	(.02)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 14.18	$ 10.78	$ 9.88	$ 11.76	$ 9.31
Total Return A	31.74%	9.11%	(15.60)%	28.00%	32.03%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.06%	1.18%	1.43%	1.88%
Expenses net of fee waivers, if any	1.02%	1.06%	1.17%	1.25%	1.25%
Expenses net of all reductions	.99%	1.03%	1.15%	1.19%	1.18%
Net investment income (loss)	.69%	.59%	.04%	.38%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,153	$ 22,548	$ 28,725	$ 12,936	$ 1,148
Portfolio turnover rate D	211%	155%	140%	179%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,472,475
Gross unrealized depreciation	(1,273,378)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,199,097
Tax Cost	$ 85,993,287

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 589,643
Capital loss carryforward	$ (16,831,224)
Net unrealized appreciation (depreciation)	$ 13,178,407

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,716,736)
2019	(14,114,488)
Total capital loss carryforward	$ (16,831,224)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 34,747	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $178,696,953 and $179,810,225, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 74,495	$ 750
Class T	.25%	.25%	85,840	212
Class B	.75%	.25%	13,444	10,133
Class C	.75%	.25%	112,465	14,449
			$ 286,244	$ 25,544

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,043
Class T	3,690
Class B*	783
Class C*	480
$ 11,996

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 80,327.27
Class T	53,433.31
Class B	4,064.30
Class C	33,637.30
Institutional Class	41,454.16
	$ 212,915

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,321 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $182 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,817. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,437 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Institutional Class	$ 34,747	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	373,063	289,606	$ 4,494,237	$ 2,795,636
Shares redeemed	(496,412)	(1,497,004)	(5,849,205)	(14,297,470)
Net increase (decrease)	(123,349)	(1,207,398)	$ (1,354,968)	$ (11,501,834)
Class T
Shares sold	216,464	143,871	$ 2,510,696	$ 1,346,334
Shares redeemed	(321,703)	(1,182,171)	(3,651,942)	(10,957,476)
Net increase (decrease)	(105,239)	(1,038,300)	$ (1,141,246)	$ (9,611,142)
Class B
Shares sold	5,625	2,998	$ 60,358	$ 28,531
Shares redeemed	(45,845)	(74,674)	(485,095)	(653,939)
Net increase (decrease)	(40,220)	(71,676)	$ (424,737)	$ (625,408)
Class C
Shares sold	323,235	167,706	$ 3,465,927	$ 1,486,514
Shares redeemed	(258,872)	(499,534)	(2,771,491)	(4,342,453)
Net increase (decrease)	64,363	(331,828)	$ 694,436	$ (2,855,939)
Institutional Class
Shares sold	283,059	271,800	$ 3,455,485	$ 2,679,773
Reinvestment of distributions	2,789	-	30,990	-
Shares redeemed	(250,158)	(1,086,428)	(3,021,013)	(10,807,260)
Net increase (decrease)	35,690	(814,628)	$ 465,462	$ (8,127,487)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Name, Year of Birth; Principal Occupation
Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.064	$0.064

Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGLOI-UANN-1213
1.784745.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.81%	16.95%	5.50%
Class T (incl. 3.50% sales charge)	20.21%	17.19%	5.49%
Class B (incl. contingent deferred sales charge)A	19.07%	17.23%	5.53%
Class C (incl. contingent deferred sales charge)B	23.07%	17.41%	5.34%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® International Capital Appreciation Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 24.99%, 24.57%, 24.07% and 24.07%, respectively (excluding sales charges), topping the 20.42% gain of the MSCI® ACWI® (All Country World Index) ex USA Index. Versus the index, a lot of the fund's outperformance came from stock picking in emerging markets. An overweighting in media stocks also helped, along with positioning in consumer services, especially casino stocks Sands China and Hong Kong-based Galaxy Entertainment Group. Another positive was not owning some weak-performing benchmark components: Netherlands-based energy producer Royal Dutch Shell and several Canadian gold miners - notably, Barrick Gold. A non-index position in China-based real estate Internet portal SouFun Holdings also helped. Conversely, a large underweighting in Japan hurt, particularly not owning Japanese automaker and index stock Toyota Motor. I considerably lessened the fund's underweighting in Japan. Stock picking in the broader automobiles & components group also hampered relative performance, as did positioning in financials, a sector I meaningfully increased. Unrewarding timing in Australia-based miner BHP Billiton and not owning Swiss drug company and index constituent Roche Holding also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,078.80	$ 7.60
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,076.30	$ 8.90
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 1,074.60	$ 11.50
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 1,074.00	$ 11.50
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,079.10	$ 6.29
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.5	1.6
Sanofi SA (France, Pharmaceuticals)	1.0	1.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	0.9	0.9
Unilever PLC (United Kingdom, Food Products)	0.8	1.0
Bayer AG (Germany, Pharmaceuticals)	0.8	0.8
	5.0
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.0	23.2
Industrials	18.3	17.3
Financials	17.1	15.9
Consumer Staples	13.4	14.3
Information Technology	9.4	10.7
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	16.3	14.3
Japan	13.4	10.6
United States of America	12.2	14.4
France	7.0	7.5
Germany	6.7	6.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.6%	Stocks 99.5%
Short-Term Investments and Net Other Assets (Liabilities) 0.4%	Short-Term Investments and Net Other Assets (Liabilities) 0.5%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 1.2%
Amcor Ltd.	39,606	$ 405,780
Carsales.com Ltd.	29,101	288,801
CSL Ltd.	8,825	579,696
Fortescue Metals Group Ltd.	89,545	440,940
TOTAL AUSTRALIA		1,715,217
Austria - 0.3%
Andritz AG	6,798	418,764
Bailiwick of Jersey - 1.8%
Delphi Automotive PLC	5,300	303,160
Experian PLC	26,831	546,364
Shire PLC	11,400	505,481
Wolseley PLC	9,549	514,598
WPP PLC	28,800	611,739
TOTAL BAILIWICK OF JERSEY		2,481,342
Belgium - 0.6%
Anheuser-Busch InBev SA NV	8,580	889,435
Bermuda - 1.1%
Credicorp Ltd.	3,420	467,172
Invesco Ltd.	12,000	405,000
Jardine Matheson Holdings Ltd.	6,800	370,532
Signet Jewelers Ltd.	4,700	350,902
TOTAL BERMUDA		1,593,606
Brazil - 2.9%
BB Seguridade Participacoes SA	31,500	344,079
BR Malls Participacoes SA	45,700	442,679
CCR SA	46,700	388,368
Cetip SA - Mercados Organizado	29,100	322,669
Cielo SA	16,360	496,599
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	14,100	524,520
Iguatemi Empresa de Shopping Centers SA	35,000	402,308
Multiplan Empreendimentos Imobiliarios SA	16,600	389,695
Souza Cruz SA	34,400	372,070
Ultrapar Participacoes SA	14,900	397,076
TOTAL BRAZIL		4,080,063
Canada - 2.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	7,300	494,438
Canadian National Railway Co.	6,100	670,172
Common Stocks - continued
	Shares	Value
Canada - continued
Canadian Pacific Railway Ltd.	3,800	$ 543,185
CGI Group, Inc. Class A (sub. vtg.) (a)	11,800	395,880
Cineplex, Inc.	9,230	371,803
Constellation Software, Inc.	1,850	337,015
Valeant Pharmaceuticals International, Inc. (Canada) (a)	5,100	538,786
TOTAL CANADA		3,351,279
Cayman Islands - 2.3%
Baidu.com, Inc. sponsored ADR (a)	2,200	353,980
Baoxin Auto Group Ltd.	339,000	349,363
Bitauto Holdings Ltd. ADR (a)	12,588	308,532
Lifestyle International Holdings Ltd.	152,500	332,420
New Oriental Education & Technology Group, Inc. sponsored ADR	12,262	321,387
Sands China Ltd.	68,000	483,271
SouFun Holdings Ltd. ADR	7,702	409,977
Tencent Holdings Ltd.	12,100	660,482
TOTAL CAYMAN ISLANDS		3,219,412
China - 0.8%
China Merchants Bank Co. Ltd. (H Shares)	203,500	404,218
China Minsheng Banking Corp. Ltd. (H Shares)	315,000	361,196
Travelsky Technology Ltd. (H Shares)	437,000	373,702
TOTAL CHINA		1,139,116
Denmark - 0.6%
Novo Nordisk A/S Series B sponsored ADR	5,000	833,350
Finland - 0.7%
Kone Oyj (B Shares)	5,700	502,659
Nokian Tyres PLC	8,314	420,716
TOTAL FINLAND		923,375
France - 7.0%
Air Liquide SA	4,720	642,781
Atos Origin SA	4,088	349,014
AXA SA	25,700	642,053
Bureau Veritas SA	13,900	419,729
Christian Dior SA	2,200	418,187
Dassault Systemes SA	3,400	413,209
Essilor International SA	4,525	485,976
Kering SA	2,100	477,161
L'Oreal SA	3,300	565,225
LVMH Moet Hennessy - Louis Vuitton SA	3,687	709,854
Common Stocks - continued
	Shares	Value
France - continued
Pernod Ricard SA	4,500	$ 540,724
Publicis Groupe SA	6,500	542,143
Remy Cointreau SA	3,400	335,516
Safran SA	7,900	504,937
Sanofi SA	12,992	1,385,249
Schneider Electric SA	7,739	651,998
Sodexo SA	4,800	465,915
Zodiac Aerospace	2,544	407,586
TOTAL FRANCE		9,957,257
Germany - 6.1%
adidas AG	4,900	559,382
BASF AG	10,251	1,066,559
Bayer AG	8,700	1,081,309
Bayerische Motoren Werke AG (BMW)	5,983	678,630
Brenntag AG	2,700	457,507
Continental AG	2,700	494,717
CTS Eventim AG	7,686	375,162
Fresenius SE & Co. KGaA	4,200	545,905
GEA Group AG	8,881	386,465
Henkel AG & Co. KGaA	6,703	619,687
KUKA AG	7,551	344,070
Linde AG	3,400	646,058
ProSiebenSat.1 Media AG	9,100	433,432
SAP AG sponsored ADR (d)	11,900	932,365
TOTAL GERMANY		8,621,248
Hong Kong - 1.1%
AIA Group Ltd.	146,600	744,062
Galaxy Entertainment Group Ltd. (a)	66,000	492,467
Techtronic Industries Co. Ltd.	154,500	388,592
TOTAL HONG KONG		1,625,121
India - 4.7%
Amara Raja Batteries Ltd.	76,652	390,387
Axis Bank Ltd.	22,373	443,909
Bajaj Auto Ltd.	12,405	428,752
Bank of Baroda	40,327	420,716
Grasim Industries Ltd.	8,260	388,268
HCL Technologies Ltd.	21,897	389,213
HDFC Bank Ltd.	54,445	604,627
Housing Development Finance Corp. Ltd.	46,103	639,692
ITC Ltd.	80,339	436,738
Common Stocks - continued
	Shares	Value
India - continued
Punjab National Bank	41,068	$ 380,944
State Bank of India	15,345	447,409
Sun Pharmaceutical Industries Ltd.	34,780	343,601
Sun TV Ltd.	57,867	394,535
Tata Consultancy Services Ltd.	14,152	485,034
Titan Industries Ltd.	104,157	451,622
TOTAL INDIA		6,645,447
Indonesia - 2.5%
PT Astra International Tbk	783,500	462,209
PT Bank Central Asia Tbk	453,500	420,408
PT Bank Rakyat Indonesia Tbk	673,000	471,650
PT Global Mediacom Tbk	2,299,500	389,623
PT Gudang Garam Tbk	127,000	415,726
PT Indocement Tunggal Prakarsa Tbk	233,500	432,923
PT Jasa Marga Tbk	704,500	328,109
PT Semen Gresik (Persero) Tbk	314,500	400,359
PT Surya Citra Media Tbk	1,330,500	277,370
TOTAL INDONESIA		3,598,377
Ireland - 1.0%
Accenture PLC Class A	5,000	367,500
Actavis PLC (a)	2,356	364,190
Dragon Oil PLC	31,600	298,431
Kerry Group PLC Class A	5,900	377,826
TOTAL IRELAND		1,407,947
Italy - 1.3%
Azimut Holding SpA	15,300	388,674
Luxottica Group SpA	6,600	357,531
Pirelli & C SpA	24,500	345,289
Prada SpA	36,600	356,889
World Duty Free SpA (a)	36,951	409,389
TOTAL ITALY		1,857,772
Japan - 13.4%
Bridgestone Corp.	16,700	572,521
Chiyoda Corp.	31,000	393,119
Daihatsu Motor Co. Ltd.	22,000	427,156
Daikin Industries Ltd.	9,100	523,554
Daito Trust Construction Co. Ltd.	4,500	459,467
DENSO Corp.	12,800	615,276
East Japan Railway Co.	6,000	521,224
Common Stocks - continued
	Shares	Value
Japan - continued
Fuji Heavy Industries Ltd.	19,000	$ 519,489
Fuji Media Holdings, Inc.	16,400	326,940
Hino Motors Ltd.	29,000	409,757
Hoya Corp.	16,400	393,262
Isuzu Motors Ltd.	71,000	442,158
Japan Tobacco, Inc.	19,300	698,345
JGC Corp.	11,000	420,902
Kansai Paint Co. Ltd.	33,000	443,417
KDDI Corp. ADR	42,400	574,096
Keyence Corp.	1,340	574,311
Makita Corp.	8,100	409,612
Miraca Holdings, Inc.	9,700	437,063
Mitani Shoji Co. Ltd.	1,000	21,600
MS&AD Insurance Group Holdings, Inc.	18,200	470,604
Nabtesco Corp.	13,200	322,179
Nippon Television Network Corp.	18,800	344,391
Nomura Research Institute Ltd.	10,000	335,623
Obic Co. Ltd.	12,100	379,972
Omron Corp.	11,700	446,486
ORIX Corp.	35,000	606,238
Park24 Co. Ltd.	18,800	367,062
Rakuten, Inc.	34,000	443,008
Ship Healthcare Holdings, Inc.	7,300	299,551
SMC Corp.	2,000	465,636
SoftBank Corp.	11,100	828,936
Sumitomo Mitsui Financial Group, Inc. ADR (d)	79,100	767,270
Sumitomo Mitsui Trust Holdings, Inc.	112,000	553,178
Sumitomo Osaka Cement Co. Ltd.	74,000	298,574
Sumitomo Rubber Industries Ltd.	30,400	423,213
Suzuki Motor Corp.	15,100	379,695
Tokio Marine Holdings, Inc.	16,600	544,222
Toshiba Plant Systems & Services Corp.	19,000	335,243
Tsuruha Holdings, Inc.	4,200	381,313
USS Co. Ltd.	30,800	451,051
Yahoo! Japan Corp.	76,600	357,394
TOTAL JAPAN		18,984,108
Kenya - 0.2%
Equity Bank Ltd.	743,600	309,289
Korea (South) - 0.3%
Hyundai Mobis	1,715	483,984
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
RTL Group	3,604	$ 391,466
Mexico - 1.5%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	5,120	477,696
Grupo Aeroportuario del Pacifico SA de CV Series B	59,304	308,537
Grupo Financiero Banorte S.A.B. de CV Series O	70,900	452,551
Grupo Mexico SA de CV Series B	132,400	418,188
Grupo Televisa SA de CV (CPO) sponsored ADR	14,600	444,424
TOTAL MEXICO		2,101,396
Netherlands - 0.5%
European Aeronautic Defence and Space Co. (EADS) NV	9,500	652,799
Nigeria - 0.3%
Guaranty Trust Bank PLC	2,494,861	397,481
Panama - 0.3%
Copa Holdings SA Class A	2,500	373,850
Philippines - 1.5%
Alliance Global Group, Inc.	680,300	414,807
LT Group, Inc.	976,800	375,666
Security Bank Corp.	137,650	442,748
SM Investments Corp.	20,735	410,718
SM Prime Holdings, Inc.	934,250	414,646
TOTAL PHILIPPINES		2,058,585
Poland - 0.0%
Mostostal Export SA (a)	222,900	13,749
Russia - 1.1%
Alrosa Co. Ltd. (a)	312,700	351,889
Magnit OJSC GDR (Reg. S)	7,695	494,404
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	51,100	652,547
TOTAL RUSSIA		1,498,840
South Africa - 2.0%
Aspen Pharmacare Holdings Ltd.	12,500	347,989
Discovery Holdings Ltd.	37,600	318,366
Life Healthcare Group Holdings Ltd.	100,700	411,276
Mr Price Group Ltd.	26,100	411,230
Nampak Ltd.	93,900	310,545
Naspers Ltd. Class N	6,000	561,225
Shoprite Holdings Ltd.	24,000	439,417
TOTAL SOUTH AFRICA		2,800,048
Common Stocks - continued
	Shares	Value
Spain - 1.0%
Amadeus IT Holding SA Class A	13,500	$ 501,315
Grifols SA ADR	12,200	367,952
Inditex SA	3,542	581,907
TOTAL SPAIN		1,451,174
Sweden - 2.0%
ASSA ABLOY AB (B Shares)	10,606	526,531
Atlas Copco AB (A Shares)	20,600	571,582
Elekta AB (B Shares)	23,800	351,121
Hexagon AB (B Shares)	13,400	402,410
Investment AB Kinnevik (B Shares)	11,100	409,052
Svenska Cellulosa AB (SCA) (B Shares)	17,800	505,428
TOTAL SWEDEN		2,766,124
Switzerland - 5.0%
Compagnie Financiere Richemont SA Series A	6,680	685,043
Nestle SA	28,968	2,091,030
Partners Group Holding AG	1,840	476,755
Schindler Holding AG (Reg.)	3,240	460,638
SGS SA (Reg.)	210	492,048
Sika AG (Bearer)	135	425,674
Swatch Group AG (Bearer)	880	563,002
Syngenta AG (Switzerland)	1,627	656,684
TE Connectivity Ltd.	6,600	339,834
UBS AG (NY Shares)	45,400	878,944
TOTAL SWITZERLAND		7,069,652
Thailand - 1.4%
Airports of Thailand PCL (For. Reg.)	60,100	409,356
BEC World PCL (For. Reg.)	193,700	362,507
Kasikornbank PCL (For. Reg.)	82,300	512,970
Major Cineplex Group PCL (For. Reg.)	462,300	283,693
Thai Beverage PCL	988,000	433,473
TOTAL THAILAND		2,001,999
Turkey - 0.9%
Coca-Cola Icecek A/S	12,000	344,145
Koc Holding A/S	88,000	432,010
Turkiye Garanti Bankasi A/S	122,000	491,361
TOTAL TURKEY		1,267,516
United Kingdom - 16.3%
Aberdeen Asset Management PLC	62,100	441,001
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Ashtead Group PLC	35,540	$ 373,251
Associated British Foods PLC	12,300	447,094
Babcock International Group PLC	17,400	355,714
Berkeley Group Holdings PLC	10,159	381,161
British American Tobacco PLC (United Kingdom)	21,893	1,207,887
British Sky Broadcasting Group PLC	28,500	428,408
Bunzl PLC	16,400	362,093
Burberry Group PLC	16,800	413,485
Compass Group PLC	38,900	559,479
Crest Nicholson PLC (a)	60,600	376,033
Croda International PLC	9,400	367,153
Diageo PLC sponsored ADR	6,700	854,853
Diploma PLC	28,190	313,235
Elementis PLC	84,339	350,379
Filtrona PLC	28,800	361,804
Galiform PLC	67,458	349,039
GKN PLC	64,400	379,890
Halma PLC	40,800	358,822
IMI PLC	15,400	375,077
InterContinental Hotel Group PLC ADR	14,466	424,577
Intertek Group PLC	8,600	459,457
ITV PLC	147,200	450,563
Johnson Matthey PLC	9,278	446,885
Kingfisher PLC	73,400	444,278
Legal & General Group PLC	137,609	477,249
Meggitt PLC	50,300	461,727
Mondi PLC	17,700	316,155
Next PLC	5,900	515,100
Oxford Instruments PLC	16,600	346,014
Persimmon PLC	20,300	411,745
Prudential PLC	35,224	720,358
Reckitt Benckiser Group PLC	9,000	699,596
Rexam PLC	54,680	455,466
Rightmove PLC	9,200	391,204
Rolls-Royce Group PLC	33,800	623,242
Rotork PLC	7,900	362,652
Royal Mail PLC	40,400	362,753
SABMiller PLC	12,500	652,183
Schroders PLC	9,900	409,382
Senior Engineering Group PLC	74,300	354,777
Spectris PLC	10,600	392,948
Standard Chartered PLC (United Kingdom)	35,898	863,095
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Taylor Wimpey PLC	218,100	$ 385,371
The Weir Group PLC	11,800	426,649
Travis Perkins PLC	15,900	473,170
Unilever PLC	29,700	1,204,367
Whitbread PLC	8,353	459,789
TOTAL UNITED KINGDOM		23,046,610
United States of America - 12.2%
AbbVie, Inc.	6,900	334,305
Affiliated Managers Group, Inc. (a)	1,900	375,136
AMETEK, Inc.	7,700	368,291
Amgen, Inc.	3,100	359,600
Amphenol Corp. Class A	4,304	345,568
BlackRock, Inc. Class A	1,300	391,053
BorgWarner, Inc.	3,095	319,187
Carlyle Group LP	12,500	386,500
CBS Corp. Class B	6,560	387,958
Colgate-Palmolive Co.	6,160	398,737
Comcast Corp. Class A	6,700	318,786
Cummins, Inc.	2,738	347,781
Danaher Corp.	5,369	387,051
DIRECTV (a)	5,400	337,446
Estee Lauder Companies, Inc. Class A	4,588	325,564
FMC Corp.	5,101	371,149
Google, Inc. Class A (a)	320	329,786
Home Depot, Inc.	5,380	419,048
Honeywell International, Inc.	3,602	312,401
KKR & Co. LP	15,800	346,810
Las Vegas Sands Corp.	5,516	387,334
Lorillard, Inc.	6,900	351,969
Lowe's Companies, Inc.	7,400	368,372
MasterCard, Inc. Class A	480	344,208
McGraw-Hill Companies, Inc.	5,504	383,519
Mead Johnson Nutrition Co. Class A	4,559	372,288
Mettler-Toledo International, Inc. (a)	1,400	346,444
Monsanto Co.	3,100	325,128
Moody's Corp.	5,300	374,498
Mylan, Inc. (a)	8,505	322,084
NIKE, Inc. Class B	4,800	363,648
Philip Morris International, Inc.	4,542	404,783
PPG Industries, Inc.	2,280	416,282
Precision Castparts Corp.	1,513	383,470
Common Stocks - continued
	Shares	Value
United States of America - continued
priceline.com, Inc. (a)	360	$ 379,379
ResMed, Inc.	6,500	336,310
Rockwell Automation, Inc.	3,400	375,394
Roper Industries, Inc.	2,700	342,387
Sherwin-Williams Co.	2,000	376,000
The Blackstone Group LP	14,900	391,572
The Walt Disney Co.	5,593	383,624
Thermo Fisher Scientific, Inc.	3,500	342,230
Time Warner, Inc.	5,600	384,944
Union Pacific Corp.	2,200	333,080
United Technologies Corp.	3,481	369,856
Visa, Inc. Class A	1,900	373,673
W.R. Grace & Co. (a)	3,449	316,135
Yahoo!, Inc. (a)	9,100	299,663
TOTAL UNITED STATES OF AMERICA		17,310,431
TOTAL COMMON STOCKS (Cost $116,360,259)		139,337,229
Nonconvertible Preferred Stocks - 1.0%

Brazil - 0.4%
Itausa-Investimentos Itau SA (PN)	112,400	484,180
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	5,200	487,090
Sartorius AG (non-vtg.)	3,580	377,680
TOTAL GERMANY		864,770
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	2,906,800	4,661
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,210,760)		1,353,611
Money Market Funds - 2.0%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	1,814,385	$ 1,814,385
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	1,006,300	1,006,300
TOTAL MONEY MARKET FUNDS (Cost $2,820,685)		2,820,685
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $120,391,704)		143,511,525
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(2,232,200)
NET ASSETS - 100%		$ 141,279,325
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 561
Fidelity Securities Lending Cash Central Fund	41,124
Total	$ 41,685
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 34,073,929	$ 28,771,500	$ 5,302,429	$ -
Consumer Staples	18,732,143	12,259,766	6,472,377	-
Energy	695,507	695,507	-	-
Financials	24,345,202	20,005,564	4,339,638	-
Health Care	11,297,148	8,669,804	2,627,344	-
Industrials	25,316,877	21,126,989	4,189,888	-
Information Technology	13,395,827	10,908,779	2,487,048	-
Materials	11,431,175	9,644,232	1,786,943	-
Telecommunication Services	1,403,032	574,096	828,936	-
Money Market Funds	2,820,685	2,820,685	-	-
Total Investments in Securities:	$ 143,511,525	$ 115,476,922	$ 28,034,603	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 6,388,591
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $977,860) - See accompanying schedule: Unaffiliated issuers (cost $117,571,019)	$ 140,690,840
Fidelity Central Funds (cost $2,820,685)	2,820,685
Total Investments (cost $120,391,704)		$ 143,511,525
Foreign currency held at value (cost $17,967)		17,967
Receivable for investments sold		3,086,711
Receivable for fund shares sold		47,809
Dividends receivable		220,809
Distributions receivable from Fidelity Central Funds		532
Prepaid expenses		435
Receivable from investment adviser for expense reductions		19,743
Other receivables		234,434
Total assets		147,139,965

Liabilities
Payable to custodian bank	$ 47,880
Payable for investments purchased	4,304,233
Payable for fund shares redeemed	87,334
Accrued management fee	103,743
Distribution and service plan fees payable	54,260
Other affiliated payables	37,019
Other payables and accrued expenses	219,871
Collateral on securities loaned, at value	1,006,300
Total liabilities		5,860,640

Net Assets		$ 141,279,325
Net Assets consist of:
Paid in capital		$ 204,710,072
Undistributed net investment income		430,763
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,754,245)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,892,735
Net Assets		$ 141,279,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($49,797,089 ÷ 3,567,421 shares)	$ 13.96

Maximum offering price per share (100/94.25 of $13.96)	$ 14.81
Class T: Net Asset Value and redemption price per share ($60,152,427 ÷ 4,395,549 shares)	$ 13.68

Maximum offering price per share (100/96.50 of $13.68)	$ 14.18
Class B: Net Asset Value and offering price per share ($2,228,477 ÷ 175,727 shares)A	$ 12.68

Class C: Net Asset Value and offering price per share ($21,333,542 ÷ 1,688,632 shares)A	$ 12.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,767,790 ÷ 522,215 shares)	$ 14.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 2,727,791
Income from Fidelity Central Funds		41,685
Income before foreign taxes withheld		2,769,476
Less foreign taxes withheld		(197,673)
Total income		2,571,803

Expenses
Management fee Basic fee	$ 916,749
Performance adjustment	273,921
Transfer agent fees	368,526
Distribution and service plan fees	618,545
Accounting and security lending fees	67,703
Custodian fees and expenses	144,644
Independent trustees' compensation	741
Registration fees	63,650
Audit	83,116
Legal	462
Miscellaneous	969
Total expenses before reductions	2,539,026
Expense reductions	(432,624)	2,106,402
Net investment income (loss)		465,401
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $27,603)	18,353,347
Foreign currency transactions	(33,525)
Total net realized gain (loss)		18,319,822
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $68,917)	9,809,993
Assets and liabilities in foreign currencies	(31,611)
Total change in net unrealized appreciation (depreciation)		9,778,382
Net gain (loss)		28,098,204
Net increase (decrease) in net assets resulting from operations		$ 28,563,605

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 465,401	$ 594,021
Net realized gain (loss)	18,319,822	3,274,540
Change in net unrealized appreciation (depreciation)	9,778,382	8,551,071
Net increase (decrease) in net assets resulting from operations	28,563,605	12,419,632
Distributions to shareholders from net investment income	(589,021)	(721,694)
Distributions to shareholders from net realized gain	-	(61,587)
Total distributions	(589,021)	(783,281)
Share transactions - net increase (decrease)	(6,558,856)	(20,248,751)
Redemption fees	1,022	1,999
Total increase (decrease) in net assets	21,416,750	(8,610,401)

Net Assets
Beginning of period	119,862,575	128,472,976
End of period (including undistributed net investment income of $430,763 and undistributed net investment income of $532,563, respectively)	$ 141,279,325	$ 119,862,575

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.25	$ 10.21	$ 10.85	$ 9.34	$ 6.39
Income from Investment Operations
Net investment income (loss) C	.07	.08	.08 F	.06	.09
Net realized and unrealized gain (loss)	2.73	1.05	(.53)	1.69	2.88
Total from investment operations	2.80	1.13	(.45)	1.75	2.97
Distributions from net investment income	(.09)	(.09)	(.08)	(.08)	(.02)
Distributions from net realized gain	-	(.01)	(.12)	(.16)	-
Total distributions	(.09)	(.09) I	(.19) J	(.24)	(.02)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.96	$ 11.25	$ 10.21	$ 10.85	$ 9.34
Total Return A, B	24.99%	11.19%	(4.25)%	18.98%	46.61%
Ratios to Average Net Assets D, G
Expenses before reductions	1.74%	1.78%	1.64%	1.45%	1.27%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.27%
Expenses net of all reductions	1.39%	1.41%	1.38%	1.27%	1.15%
Net investment income (loss)	.58%	.73%	.74% F	.66%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,797	$ 40,624	$ 40,364	$ 49,058	$ 43,389
Portfolio turnover rate E	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.09 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.005 per share.

J Total distributions of $.19 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 10.00	$ 10.63	$ 9.16	$ 6.28
Income from Investment Operations
Net investment income (loss) C	.04	.05	.05 F	.04	.07
Net realized and unrealized gain (loss)	2.66	1.04	(.52)	1.65	2.82
Total from investment operations	2.70	1.09	(.47)	1.69	2.89
Distributions from net investment income	(.05)	(.06)	(.05)	(.06)	(.01)
Distributions from net realized gain	-	(.01)	(.12)	(.16)	-
Total distributions	(.05)	(.06) I	(.16) J	(.22)	(.01)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.68	$ 11.03	$ 10.00	$ 10.63	$ 9.16
Total Return A, B	24.57%	10.99%	(4.51)%	18.65%	46.23%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	2.03%	1.88%	1.69%	1.52%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.69%	1.52%
Expenses net of all reductions	1.64%	1.66%	1.62%	1.51%	1.41%
Net investment income (loss)	.33%	.48%	.49% F	.42%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,152	$ 53,835	$ 59,914	$ 74,056	$ 78,005
Portfolio turnover rate E	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.005 per share.

J Total distributions of $.16 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.22	$ 9.26	$ 9.84	$ 8.51	$ 5.86
Income from Investment Operations
Net investment income (loss) C	(.02)	- H	- F, H	(.01)	.03
Net realized and unrealized gain (loss)	2.48	.96	(.48)	1.53	2.63
Total from investment operations	2.46	.96	(.48)	1.52	2.66
Distributions from net investment income	-	-	(.01)	(.03)	(.01)
Distributions from net realized gain	-	-	(.09)	(.16)	-
Total distributions	-	-	(.10)	(.19)	(.01)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 12.68	$ 10.22	$ 9.26	$ 9.84	$ 8.51
Total Return A, B	24.07%	10.37%	(4.99)%	18.03%	45.50%
Ratios to Average Net Assets D, G
Expenses before reductions	2.51%	2.54%	2.39%	2.20%	2.02%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.02%
Expenses net of all reductions	2.15%	2.16%	2.13%	2.02%	1.90%
Net investment income (loss)	(.17)%	(.02)%	(.01)% F	(.09)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,228	$ 2,745	$ 4,241	$ 8,737	$ 10,661
Portfolio turnover rate E	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 9.23	$ 9.84	$ 8.51	$ 5.87
Income from Investment Operations
Net investment income (loss) C	(.02)	- H	- F, H	(.01)	.03
Net realized and unrealized gain (loss)	2.47	.96	(.49)	1.53	2.62
Total from investment operations	2.45	.96	(.49)	1.52	2.65
Distributions from net investment income	-	(.01)	(.01)	(.04)	(.01)
Distributions from net realized gain	-	(.01)	(.11)	(.16)	-
Total distributions	-	(.01) I	(.12)	(.19) J	(.01)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 12.63	$ 10.18	$ 9.23	$ 9.84	$ 8.51
Total Return A, B	24.07%	10.41%	(5.07)%	18.12%	45.26%
Ratios to Average Net Assets D, G
Expenses before reductions	2.49%	2.53%	2.39%	2.20%	2.02%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.02%
Expenses net of all reductions	2.14%	2.16%	2.13%	2.02%	1.90%
Net investment income (loss)	(.17)%	(.02)%	(.01)% F	(.09)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,334	$ 18,090	$ 19,619	$ 24,809	$ 24,575
Portfolio turnover rate E	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.005 per share.

J Total distributions of $.19 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.99	$ 10.87	$ 11.54	$ 9.91	$ 6.77
Income from Investment Operations
Net investment income (loss) B	.11	.11	.12 E	.10	.11
Net realized and unrealized gain (loss)	2.89	1.13	(.57)	1.78	3.05
Total from investment operations	3.00	1.24	(.45)	1.88	3.16
Distributions from net investment income	(.12)	(.12)	(.11)	(.09)	(.02)
Distributions from net realized gain	-	(.01)	(.12)	(.16)	-
Total distributions	(.12)	(.12) H	(.22) I	(.25)	(.02)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 14.87	$ 11.99	$ 10.87	$ 11.54	$ 9.91
Total Return A	25.20%	11.56%	(4.01)%	19.22%	46.85%
Ratios to Average Net Assets C, F
Expenses before reductions	1.39%	1.48%	1.35%	1.19%	1.00%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.19%	1.00%
Expenses net of all reductions	1.14%	1.16%	1.12%	1.01%	.89%
Net investment income (loss)	.83%	.98%	1.00% E	.93%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,768	$ 4,568	$ 4,335	$ 4,345	$ 3,292
Portfolio turnover rate D	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.005 per share.

I Total distributions of $.22 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 23,801,746
Gross unrealized depreciation	(1,236,511)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,565,235

Tax Cost	$ 120,946,290

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 430,763
Capital loss carryforward	$ (86,199,658)
Net unrealized appreciation (depreciation)	$ 22,466,940

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (62,231,786)
2017	(23,967,872)
Total capital loss carryforward	(86,199,658)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 589,021	$ 783,281

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $177,873,033 and $184,731,305, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 113,552	$ 2,916
Class T	.25%	.25%	284,378	1,539
Class B	.75%	.25%	24,172	18,415
Class C	.75%	.25%	196,443	15,792
			$ 618,545	$ 38,662

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,408
Class T	3,859
Class B*	2,297
Class C*	1,186
$ 17,750

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 136,341.30
Class T	153,675.27
Class B	7,273.30
Class C	59,069.30
Institutional Class	12,168.21
	$ 368,526

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,548 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $280 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $41,124, including $17 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.45%	$ 132,099
Class T	1.70%	149,079
Class B	2.20%	7,275
Class C	2.20%	57,094
Institutional Class	1.20%	11,364
		$ 356,911

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $75,713 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 304,584	$ 338,785
Class T	238,717	327,446
Class C	-	10,467
Institutional Class	45,720	44,996
Total	$ 589,021	$ 721,694
From net realized gain
Class A	$ -	$ 19,929
Class T	-	29,236
Class C	-	10,466
Institutional Class	-	1,956
Total	$ -	$ 61,587

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	542,469	501,429	$ 6,750,503	$ 5,286,360
Reinvestment of distributions	23,725	32,796	277,180	324,358
Shares redeemed	(609,733)	(878,467)	(7,602,328)	(9,235,475)
Net increase (decrease)	(43,539)	(344,242)	$ (574,645)	$ (3,624,757)
Class T
Shares sold	451,400	474,830	$ 5,558,789	$ 4,927,589
Reinvestment of distributions	20,410	35,814	234,026	347,751
Shares redeemed	(959,232)	(1,620,420)	(11,719,932)	(16,560,666)
Net increase (decrease)	(487,422)	(1,109,776)	$ (5,927,117)	$ (11,285,326)
Class B
Shares sold	6,302	5,681	$ 70,561	$ 54,950
Shares redeemed	(99,127)	(195,242)	(1,122,489)	(1,882,798)
Net increase (decrease)	(92,825)	(189,561)	$ (1,051,928)	$ (1,827,848)
Class C
Shares sold	239,470	139,534	$ 2,763,917	$ 1,345,653
Reinvestment of distributions	-	2,090	-	18,836
Shares redeemed	(327,038)	(489,947)	(3,712,216)	(4,705,575)
Net increase (decrease)	(87,568)	(348,323)	$ (948,299)	$ (3,341,086)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Institutional Class
Shares sold	235,849	98,729	$ 3,203,149	$ 1,120,551
Reinvestment of distributions	3,069	3,641	38,142	38,267
Shares redeemed	(97,820)	(120,081)	(1,298,158)	(1,328,552)
Net increase (decrease)	141,098	(17,711)	$ 1,943,133	$ (169,734)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 10, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 100% and Class T designates 100%, of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholder:

Fidelity Advisor International Capital Appreciation Fund
Class A
December 7, 2012	32%
December 27,2012	100%
Class T
December 7, 2012	46%
December 27, 2012	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.094	$0.0161
	12/28/12	$0.007	$0.0000
Class T	12/10/12	$0.064	$0.0161
	12/28/12	$0.002	$0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor International Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

AICAP-UANN-1213
1.784754.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	25.20%	18.61%	6.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® International Capital Appreciation Fund: For the year, the fund's Institutional Class shares returned 25.20%, topping the 20.42% gain of the MSCI® ACWI® (All Country World Index) ex USA Index. Versus the index, a lot of the fund's outperformance came from stock picking in emerging markets. An overweighting in media stocks also helped, along with positioning in consumer services, especially casino stocks Sands China and Hong Kong-based Galaxy Entertainment Group. Another positive was not owning some weak-performing benchmark components: Netherlands-based energy producer Royal Dutch Shell and several Canadian gold miners - notably, Barrick Gold. A non-index position in China-based real estate Internet portal SouFun Holdings also helped. Conversely, a large underweighting in Japan hurt, particularly not owning Japanese automaker and index stock Toyota Motor. I considerably lessened the fund's underweighting in Japan. Stock picking in the broader automobiles & components group also hampered relative performance, as did positioning in financials, a sector I meaningfully increased. Unrewarding timing in Australia-based miner BHP Billiton and not owning Swiss drug company and index constituent Roche Holding also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,078.80	$ 7.60
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,076.30	$ 8.90
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 1,074.60	$ 11.50
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 1,074.00	$ 11.50
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,079.10	$ 6.29
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.5	1.6
Sanofi SA (France, Pharmaceuticals)	1.0	1.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	0.9	0.9
Unilever PLC (United Kingdom, Food Products)	0.8	1.0
Bayer AG (Germany, Pharmaceuticals)	0.8	0.8
	5.0
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.0	23.2
Industrials	18.3	17.3
Financials	17.1	15.9
Consumer Staples	13.4	14.3
Information Technology	9.4	10.7
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	16.3	14.3
Japan	13.4	10.6
United States of America	12.2	14.4
France	7.0	7.5
Germany	6.7	6.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.6%	Stocks 99.5%
Short-Term Investments and Net Other Assets (Liabilities) 0.4%	Short-Term Investments and Net Other Assets (Liabilities) 0.5%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 1.2%
Amcor Ltd.	39,606	$ 405,780
Carsales.com Ltd.	29,101	288,801
CSL Ltd.	8,825	579,696
Fortescue Metals Group Ltd.	89,545	440,940
TOTAL AUSTRALIA		1,715,217
Austria - 0.3%
Andritz AG	6,798	418,764
Bailiwick of Jersey - 1.8%
Delphi Automotive PLC	5,300	303,160
Experian PLC	26,831	546,364
Shire PLC	11,400	505,481
Wolseley PLC	9,549	514,598
WPP PLC	28,800	611,739
TOTAL BAILIWICK OF JERSEY		2,481,342
Belgium - 0.6%
Anheuser-Busch InBev SA NV	8,580	889,435
Bermuda - 1.1%
Credicorp Ltd.	3,420	467,172
Invesco Ltd.	12,000	405,000
Jardine Matheson Holdings Ltd.	6,800	370,532
Signet Jewelers Ltd.	4,700	350,902
TOTAL BERMUDA		1,593,606
Brazil - 2.9%
BB Seguridade Participacoes SA	31,500	344,079
BR Malls Participacoes SA	45,700	442,679
CCR SA	46,700	388,368
Cetip SA - Mercados Organizado	29,100	322,669
Cielo SA	16,360	496,599
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	14,100	524,520
Iguatemi Empresa de Shopping Centers SA	35,000	402,308
Multiplan Empreendimentos Imobiliarios SA	16,600	389,695
Souza Cruz SA	34,400	372,070
Ultrapar Participacoes SA	14,900	397,076
TOTAL BRAZIL		4,080,063
Canada - 2.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	7,300	494,438
Canadian National Railway Co.	6,100	670,172
Common Stocks - continued
	Shares	Value
Canada - continued
Canadian Pacific Railway Ltd.	3,800	$ 543,185
CGI Group, Inc. Class A (sub. vtg.) (a)	11,800	395,880
Cineplex, Inc.	9,230	371,803
Constellation Software, Inc.	1,850	337,015
Valeant Pharmaceuticals International, Inc. (Canada) (a)	5,100	538,786
TOTAL CANADA		3,351,279
Cayman Islands - 2.3%
Baidu.com, Inc. sponsored ADR (a)	2,200	353,980
Baoxin Auto Group Ltd.	339,000	349,363
Bitauto Holdings Ltd. ADR (a)	12,588	308,532
Lifestyle International Holdings Ltd.	152,500	332,420
New Oriental Education & Technology Group, Inc. sponsored ADR	12,262	321,387
Sands China Ltd.	68,000	483,271
SouFun Holdings Ltd. ADR	7,702	409,977
Tencent Holdings Ltd.	12,100	660,482
TOTAL CAYMAN ISLANDS		3,219,412
China - 0.8%
China Merchants Bank Co. Ltd. (H Shares)	203,500	404,218
China Minsheng Banking Corp. Ltd. (H Shares)	315,000	361,196
Travelsky Technology Ltd. (H Shares)	437,000	373,702
TOTAL CHINA		1,139,116
Denmark - 0.6%
Novo Nordisk A/S Series B sponsored ADR	5,000	833,350
Finland - 0.7%
Kone Oyj (B Shares)	5,700	502,659
Nokian Tyres PLC	8,314	420,716
TOTAL FINLAND		923,375
France - 7.0%
Air Liquide SA	4,720	642,781
Atos Origin SA	4,088	349,014
AXA SA	25,700	642,053
Bureau Veritas SA	13,900	419,729
Christian Dior SA	2,200	418,187
Dassault Systemes SA	3,400	413,209
Essilor International SA	4,525	485,976
Kering SA	2,100	477,161
L'Oreal SA	3,300	565,225
LVMH Moet Hennessy - Louis Vuitton SA	3,687	709,854
Common Stocks - continued
	Shares	Value
France - continued
Pernod Ricard SA	4,500	$ 540,724
Publicis Groupe SA	6,500	542,143
Remy Cointreau SA	3,400	335,516
Safran SA	7,900	504,937
Sanofi SA	12,992	1,385,249
Schneider Electric SA	7,739	651,998
Sodexo SA	4,800	465,915
Zodiac Aerospace	2,544	407,586
TOTAL FRANCE		9,957,257
Germany - 6.1%
adidas AG	4,900	559,382
BASF AG	10,251	1,066,559
Bayer AG	8,700	1,081,309
Bayerische Motoren Werke AG (BMW)	5,983	678,630
Brenntag AG	2,700	457,507
Continental AG	2,700	494,717
CTS Eventim AG	7,686	375,162
Fresenius SE & Co. KGaA	4,200	545,905
GEA Group AG	8,881	386,465
Henkel AG & Co. KGaA	6,703	619,687
KUKA AG	7,551	344,070
Linde AG	3,400	646,058
ProSiebenSat.1 Media AG	9,100	433,432
SAP AG sponsored ADR (d)	11,900	932,365
TOTAL GERMANY		8,621,248
Hong Kong - 1.1%
AIA Group Ltd.	146,600	744,062
Galaxy Entertainment Group Ltd. (a)	66,000	492,467
Techtronic Industries Co. Ltd.	154,500	388,592
TOTAL HONG KONG		1,625,121
India - 4.7%
Amara Raja Batteries Ltd.	76,652	390,387
Axis Bank Ltd.	22,373	443,909
Bajaj Auto Ltd.	12,405	428,752
Bank of Baroda	40,327	420,716
Grasim Industries Ltd.	8,260	388,268
HCL Technologies Ltd.	21,897	389,213
HDFC Bank Ltd.	54,445	604,627
Housing Development Finance Corp. Ltd.	46,103	639,692
ITC Ltd.	80,339	436,738
Common Stocks - continued
	Shares	Value
India - continued
Punjab National Bank	41,068	$ 380,944
State Bank of India	15,345	447,409
Sun Pharmaceutical Industries Ltd.	34,780	343,601
Sun TV Ltd.	57,867	394,535
Tata Consultancy Services Ltd.	14,152	485,034
Titan Industries Ltd.	104,157	451,622
TOTAL INDIA		6,645,447
Indonesia - 2.5%
PT Astra International Tbk	783,500	462,209
PT Bank Central Asia Tbk	453,500	420,408
PT Bank Rakyat Indonesia Tbk	673,000	471,650
PT Global Mediacom Tbk	2,299,500	389,623
PT Gudang Garam Tbk	127,000	415,726
PT Indocement Tunggal Prakarsa Tbk	233,500	432,923
PT Jasa Marga Tbk	704,500	328,109
PT Semen Gresik (Persero) Tbk	314,500	400,359
PT Surya Citra Media Tbk	1,330,500	277,370
TOTAL INDONESIA		3,598,377
Ireland - 1.0%
Accenture PLC Class A	5,000	367,500
Actavis PLC (a)	2,356	364,190
Dragon Oil PLC	31,600	298,431
Kerry Group PLC Class A	5,900	377,826
TOTAL IRELAND		1,407,947
Italy - 1.3%
Azimut Holding SpA	15,300	388,674
Luxottica Group SpA	6,600	357,531
Pirelli & C SpA	24,500	345,289
Prada SpA	36,600	356,889
World Duty Free SpA (a)	36,951	409,389
TOTAL ITALY		1,857,772
Japan - 13.4%
Bridgestone Corp.	16,700	572,521
Chiyoda Corp.	31,000	393,119
Daihatsu Motor Co. Ltd.	22,000	427,156
Daikin Industries Ltd.	9,100	523,554
Daito Trust Construction Co. Ltd.	4,500	459,467
DENSO Corp.	12,800	615,276
East Japan Railway Co.	6,000	521,224
Common Stocks - continued
	Shares	Value
Japan - continued
Fuji Heavy Industries Ltd.	19,000	$ 519,489
Fuji Media Holdings, Inc.	16,400	326,940
Hino Motors Ltd.	29,000	409,757
Hoya Corp.	16,400	393,262
Isuzu Motors Ltd.	71,000	442,158
Japan Tobacco, Inc.	19,300	698,345
JGC Corp.	11,000	420,902
Kansai Paint Co. Ltd.	33,000	443,417
KDDI Corp. ADR	42,400	574,096
Keyence Corp.	1,340	574,311
Makita Corp.	8,100	409,612
Miraca Holdings, Inc.	9,700	437,063
Mitani Shoji Co. Ltd.	1,000	21,600
MS&AD Insurance Group Holdings, Inc.	18,200	470,604
Nabtesco Corp.	13,200	322,179
Nippon Television Network Corp.	18,800	344,391
Nomura Research Institute Ltd.	10,000	335,623
Obic Co. Ltd.	12,100	379,972
Omron Corp.	11,700	446,486
ORIX Corp.	35,000	606,238
Park24 Co. Ltd.	18,800	367,062
Rakuten, Inc.	34,000	443,008
Ship Healthcare Holdings, Inc.	7,300	299,551
SMC Corp.	2,000	465,636
SoftBank Corp.	11,100	828,936
Sumitomo Mitsui Financial Group, Inc. ADR (d)	79,100	767,270
Sumitomo Mitsui Trust Holdings, Inc.	112,000	553,178
Sumitomo Osaka Cement Co. Ltd.	74,000	298,574
Sumitomo Rubber Industries Ltd.	30,400	423,213
Suzuki Motor Corp.	15,100	379,695
Tokio Marine Holdings, Inc.	16,600	544,222
Toshiba Plant Systems & Services Corp.	19,000	335,243
Tsuruha Holdings, Inc.	4,200	381,313
USS Co. Ltd.	30,800	451,051
Yahoo! Japan Corp.	76,600	357,394
TOTAL JAPAN		18,984,108
Kenya - 0.2%
Equity Bank Ltd.	743,600	309,289
Korea (South) - 0.3%
Hyundai Mobis	1,715	483,984
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
RTL Group	3,604	$ 391,466
Mexico - 1.5%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	5,120	477,696
Grupo Aeroportuario del Pacifico SA de CV Series B	59,304	308,537
Grupo Financiero Banorte S.A.B. de CV Series O	70,900	452,551
Grupo Mexico SA de CV Series B	132,400	418,188
Grupo Televisa SA de CV (CPO) sponsored ADR	14,600	444,424
TOTAL MEXICO		2,101,396
Netherlands - 0.5%
European Aeronautic Defence and Space Co. (EADS) NV	9,500	652,799
Nigeria - 0.3%
Guaranty Trust Bank PLC	2,494,861	397,481
Panama - 0.3%
Copa Holdings SA Class A	2,500	373,850
Philippines - 1.5%
Alliance Global Group, Inc.	680,300	414,807
LT Group, Inc.	976,800	375,666
Security Bank Corp.	137,650	442,748
SM Investments Corp.	20,735	410,718
SM Prime Holdings, Inc.	934,250	414,646
TOTAL PHILIPPINES		2,058,585
Poland - 0.0%
Mostostal Export SA (a)	222,900	13,749
Russia - 1.1%
Alrosa Co. Ltd. (a)	312,700	351,889
Magnit OJSC GDR (Reg. S)	7,695	494,404
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	51,100	652,547
TOTAL RUSSIA		1,498,840
South Africa - 2.0%
Aspen Pharmacare Holdings Ltd.	12,500	347,989
Discovery Holdings Ltd.	37,600	318,366
Life Healthcare Group Holdings Ltd.	100,700	411,276
Mr Price Group Ltd.	26,100	411,230
Nampak Ltd.	93,900	310,545
Naspers Ltd. Class N	6,000	561,225
Shoprite Holdings Ltd.	24,000	439,417
TOTAL SOUTH AFRICA		2,800,048
Common Stocks - continued
	Shares	Value
Spain - 1.0%
Amadeus IT Holding SA Class A	13,500	$ 501,315
Grifols SA ADR	12,200	367,952
Inditex SA	3,542	581,907
TOTAL SPAIN		1,451,174
Sweden - 2.0%
ASSA ABLOY AB (B Shares)	10,606	526,531
Atlas Copco AB (A Shares)	20,600	571,582
Elekta AB (B Shares)	23,800	351,121
Hexagon AB (B Shares)	13,400	402,410
Investment AB Kinnevik (B Shares)	11,100	409,052
Svenska Cellulosa AB (SCA) (B Shares)	17,800	505,428
TOTAL SWEDEN		2,766,124
Switzerland - 5.0%
Compagnie Financiere Richemont SA Series A	6,680	685,043
Nestle SA	28,968	2,091,030
Partners Group Holding AG	1,840	476,755
Schindler Holding AG (Reg.)	3,240	460,638
SGS SA (Reg.)	210	492,048
Sika AG (Bearer)	135	425,674
Swatch Group AG (Bearer)	880	563,002
Syngenta AG (Switzerland)	1,627	656,684
TE Connectivity Ltd.	6,600	339,834
UBS AG (NY Shares)	45,400	878,944
TOTAL SWITZERLAND		7,069,652
Thailand - 1.4%
Airports of Thailand PCL (For. Reg.)	60,100	409,356
BEC World PCL (For. Reg.)	193,700	362,507
Kasikornbank PCL (For. Reg.)	82,300	512,970
Major Cineplex Group PCL (For. Reg.)	462,300	283,693
Thai Beverage PCL	988,000	433,473
TOTAL THAILAND		2,001,999
Turkey - 0.9%
Coca-Cola Icecek A/S	12,000	344,145
Koc Holding A/S	88,000	432,010
Turkiye Garanti Bankasi A/S	122,000	491,361
TOTAL TURKEY		1,267,516
United Kingdom - 16.3%
Aberdeen Asset Management PLC	62,100	441,001
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Ashtead Group PLC	35,540	$ 373,251
Associated British Foods PLC	12,300	447,094
Babcock International Group PLC	17,400	355,714
Berkeley Group Holdings PLC	10,159	381,161
British American Tobacco PLC (United Kingdom)	21,893	1,207,887
British Sky Broadcasting Group PLC	28,500	428,408
Bunzl PLC	16,400	362,093
Burberry Group PLC	16,800	413,485
Compass Group PLC	38,900	559,479
Crest Nicholson PLC (a)	60,600	376,033
Croda International PLC	9,400	367,153
Diageo PLC sponsored ADR	6,700	854,853
Diploma PLC	28,190	313,235
Elementis PLC	84,339	350,379
Filtrona PLC	28,800	361,804
Galiform PLC	67,458	349,039
GKN PLC	64,400	379,890
Halma PLC	40,800	358,822
IMI PLC	15,400	375,077
InterContinental Hotel Group PLC ADR	14,466	424,577
Intertek Group PLC	8,600	459,457
ITV PLC	147,200	450,563
Johnson Matthey PLC	9,278	446,885
Kingfisher PLC	73,400	444,278
Legal & General Group PLC	137,609	477,249
Meggitt PLC	50,300	461,727
Mondi PLC	17,700	316,155
Next PLC	5,900	515,100
Oxford Instruments PLC	16,600	346,014
Persimmon PLC	20,300	411,745
Prudential PLC	35,224	720,358
Reckitt Benckiser Group PLC	9,000	699,596
Rexam PLC	54,680	455,466
Rightmove PLC	9,200	391,204
Rolls-Royce Group PLC	33,800	623,242
Rotork PLC	7,900	362,652
Royal Mail PLC	40,400	362,753
SABMiller PLC	12,500	652,183
Schroders PLC	9,900	409,382
Senior Engineering Group PLC	74,300	354,777
Spectris PLC	10,600	392,948
Standard Chartered PLC (United Kingdom)	35,898	863,095
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Taylor Wimpey PLC	218,100	$ 385,371
The Weir Group PLC	11,800	426,649
Travis Perkins PLC	15,900	473,170
Unilever PLC	29,700	1,204,367
Whitbread PLC	8,353	459,789
TOTAL UNITED KINGDOM		23,046,610
United States of America - 12.2%
AbbVie, Inc.	6,900	334,305
Affiliated Managers Group, Inc. (a)	1,900	375,136
AMETEK, Inc.	7,700	368,291
Amgen, Inc.	3,100	359,600
Amphenol Corp. Class A	4,304	345,568
BlackRock, Inc. Class A	1,300	391,053
BorgWarner, Inc.	3,095	319,187
Carlyle Group LP	12,500	386,500
CBS Corp. Class B	6,560	387,958
Colgate-Palmolive Co.	6,160	398,737
Comcast Corp. Class A	6,700	318,786
Cummins, Inc.	2,738	347,781
Danaher Corp.	5,369	387,051
DIRECTV (a)	5,400	337,446
Estee Lauder Companies, Inc. Class A	4,588	325,564
FMC Corp.	5,101	371,149
Google, Inc. Class A (a)	320	329,786
Home Depot, Inc.	5,380	419,048
Honeywell International, Inc.	3,602	312,401
KKR & Co. LP	15,800	346,810
Las Vegas Sands Corp.	5,516	387,334
Lorillard, Inc.	6,900	351,969
Lowe's Companies, Inc.	7,400	368,372
MasterCard, Inc. Class A	480	344,208
McGraw-Hill Companies, Inc.	5,504	383,519
Mead Johnson Nutrition Co. Class A	4,559	372,288
Mettler-Toledo International, Inc. (a)	1,400	346,444
Monsanto Co.	3,100	325,128
Moody's Corp.	5,300	374,498
Mylan, Inc. (a)	8,505	322,084
NIKE, Inc. Class B	4,800	363,648
Philip Morris International, Inc.	4,542	404,783
PPG Industries, Inc.	2,280	416,282
Precision Castparts Corp.	1,513	383,470
Common Stocks - continued
	Shares	Value
United States of America - continued
priceline.com, Inc. (a)	360	$ 379,379
ResMed, Inc.	6,500	336,310
Rockwell Automation, Inc.	3,400	375,394
Roper Industries, Inc.	2,700	342,387
Sherwin-Williams Co.	2,000	376,000
The Blackstone Group LP	14,900	391,572
The Walt Disney Co.	5,593	383,624
Thermo Fisher Scientific, Inc.	3,500	342,230
Time Warner, Inc.	5,600	384,944
Union Pacific Corp.	2,200	333,080
United Technologies Corp.	3,481	369,856
Visa, Inc. Class A	1,900	373,673
W.R. Grace & Co. (a)	3,449	316,135
Yahoo!, Inc. (a)	9,100	299,663
TOTAL UNITED STATES OF AMERICA		17,310,431
TOTAL COMMON STOCKS (Cost $116,360,259)		139,337,229
Nonconvertible Preferred Stocks - 1.0%

Brazil - 0.4%
Itausa-Investimentos Itau SA (PN)	112,400	484,180
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	5,200	487,090
Sartorius AG (non-vtg.)	3,580	377,680
TOTAL GERMANY		864,770
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	2,906,800	4,661
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,210,760)		1,353,611
Money Market Funds - 2.0%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	1,814,385	$ 1,814,385
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	1,006,300	1,006,300
TOTAL MONEY MARKET FUNDS (Cost $2,820,685)		2,820,685
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $120,391,704)		143,511,525
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(2,232,200)
NET ASSETS - 100%		$ 141,279,325
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 561
Fidelity Securities Lending Cash Central Fund	41,124
Total	$ 41,685
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 34,073,929	$ 28,771,500	$ 5,302,429	$ -
Consumer Staples	18,732,143	12,259,766	6,472,377	-
Energy	695,507	695,507	-	-
Financials	24,345,202	20,005,564	4,339,638	-
Health Care	11,297,148	8,669,804	2,627,344	-
Industrials	25,316,877	21,126,989	4,189,888	-
Information Technology	13,395,827	10,908,779	2,487,048	-
Materials	11,431,175	9,644,232	1,786,943	-
Telecommunication Services	1,403,032	574,096	828,936	-
Money Market Funds	2,820,685	2,820,685	-	-
Total Investments in Securities:	$ 143,511,525	$ 115,476,922	$ 28,034,603	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 6,388,591
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $977,860) - See accompanying schedule: Unaffiliated issuers (cost $117,571,019)	$ 140,690,840
Fidelity Central Funds (cost $2,820,685)	2,820,685
Total Investments (cost $120,391,704)		$ 143,511,525
Foreign currency held at value (cost $17,967)		17,967
Receivable for investments sold		3,086,711
Receivable for fund shares sold		47,809
Dividends receivable		220,809
Distributions receivable from Fidelity Central Funds		532
Prepaid expenses		435
Receivable from investment adviser for expense reductions		19,743
Other receivables		234,434
Total assets		147,139,965

Liabilities
Payable to custodian bank	$ 47,880
Payable for investments purchased	4,304,233
Payable for fund shares redeemed	87,334
Accrued management fee	103,743
Distribution and service plan fees payable	54,260
Other affiliated payables	37,019
Other payables and accrued expenses	219,871
Collateral on securities loaned, at value	1,006,300
Total liabilities		5,860,640

Net Assets		$ 141,279,325
Net Assets consist of:
Paid in capital		$ 204,710,072
Undistributed net investment income		430,763
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,754,245)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,892,735
Net Assets		$ 141,279,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($49,797,089 ÷ 3,567,421 shares)	$ 13.96

Maximum offering price per share (100/94.25 of $13.96)	$ 14.81
Class T: Net Asset Value and redemption price per share ($60,152,427 ÷ 4,395,549 shares)	$ 13.68

Maximum offering price per share (100/96.50 of $13.68)	$ 14.18
Class B: Net Asset Value and offering price per share ($2,228,477 ÷ 175,727 shares)A	$ 12.68

Class C: Net Asset Value and offering price per share ($21,333,542 ÷ 1,688,632 shares)A	$ 12.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,767,790 ÷ 522,215 shares)	$ 14.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 2,727,791
Income from Fidelity Central Funds		41,685
Income before foreign taxes withheld		2,769,476
Less foreign taxes withheld		(197,673)
Total income		2,571,803

Expenses
Management fee Basic fee	$ 916,749
Performance adjustment	273,921
Transfer agent fees	368,526
Distribution and service plan fees	618,545
Accounting and security lending fees	67,703
Custodian fees and expenses	144,644
Independent trustees' compensation	741
Registration fees	63,650
Audit	83,116
Legal	462
Miscellaneous	969
Total expenses before reductions	2,539,026
Expense reductions	(432,624)	2,106,402
Net investment income (loss)		465,401
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $27,603)	18,353,347
Foreign currency transactions	(33,525)
Total net realized gain (loss)		18,319,822
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $68,917)	9,809,993
Assets and liabilities in foreign currencies	(31,611)
Total change in net unrealized appreciation (depreciation)		9,778,382
Net gain (loss)		28,098,204
Net increase (decrease) in net assets resulting from operations		$ 28,563,605

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 465,401	$ 594,021
Net realized gain (loss)	18,319,822	3,274,540
Change in net unrealized appreciation (depreciation)	9,778,382	8,551,071
Net increase (decrease) in net assets resulting from operations	28,563,605	12,419,632
Distributions to shareholders from net investment income	(589,021)	(721,694)
Distributions to shareholders from net realized gain	-	(61,587)
Total distributions	(589,021)	(783,281)
Share transactions - net increase (decrease)	(6,558,856)	(20,248,751)
Redemption fees	1,022	1,999
Total increase (decrease) in net assets	21,416,750	(8,610,401)

Net Assets
Beginning of period	119,862,575	128,472,976
End of period (including undistributed net investment income of $430,763 and undistributed net investment income of $532,563, respectively)	$ 141,279,325	$ 119,862,575

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.25	$ 10.21	$ 10.85	$ 9.34	$ 6.39
Income from Investment Operations
Net investment income (loss) C	.07	.08	.08 F	.06	.09
Net realized and unrealized gain (loss)	2.73	1.05	(.53)	1.69	2.88
Total from investment operations	2.80	1.13	(.45)	1.75	2.97
Distributions from net investment income	(.09)	(.09)	(.08)	(.08)	(.02)
Distributions from net realized gain	-	(.01)	(.12)	(.16)	-
Total distributions	(.09)	(.09) I	(.19) J	(.24)	(.02)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.96	$ 11.25	$ 10.21	$ 10.85	$ 9.34
Total Return A, B	24.99%	11.19%	(4.25)%	18.98%	46.61%
Ratios to Average Net Assets D, G
Expenses before reductions	1.74%	1.78%	1.64%	1.45%	1.27%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.27%
Expenses net of all reductions	1.39%	1.41%	1.38%	1.27%	1.15%
Net investment income (loss)	.58%	.73%	.74% F	.66%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,797	$ 40,624	$ 40,364	$ 49,058	$ 43,389
Portfolio turnover rate E	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.09 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.005 per share.

J Total distributions of $.19 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 10.00	$ 10.63	$ 9.16	$ 6.28
Income from Investment Operations
Net investment income (loss) C	.04	.05	.05 F	.04	.07
Net realized and unrealized gain (loss)	2.66	1.04	(.52)	1.65	2.82
Total from investment operations	2.70	1.09	(.47)	1.69	2.89
Distributions from net investment income	(.05)	(.06)	(.05)	(.06)	(.01)
Distributions from net realized gain	-	(.01)	(.12)	(.16)	-
Total distributions	(.05)	(.06) I	(.16) J	(.22)	(.01)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.68	$ 11.03	$ 10.00	$ 10.63	$ 9.16
Total Return A, B	24.57%	10.99%	(4.51)%	18.65%	46.23%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	2.03%	1.88%	1.69%	1.52%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.69%	1.52%
Expenses net of all reductions	1.64%	1.66%	1.62%	1.51%	1.41%
Net investment income (loss)	.33%	.48%	.49% F	.42%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,152	$ 53,835	$ 59,914	$ 74,056	$ 78,005
Portfolio turnover rate E	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.005 per share.

J Total distributions of $.16 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.22	$ 9.26	$ 9.84	$ 8.51	$ 5.86
Income from Investment Operations
Net investment income (loss) C	(.02)	- H	- F, H	(.01)	.03
Net realized and unrealized gain (loss)	2.48	.96	(.48)	1.53	2.63
Total from investment operations	2.46	.96	(.48)	1.52	2.66
Distributions from net investment income	-	-	(.01)	(.03)	(.01)
Distributions from net realized gain	-	-	(.09)	(.16)	-
Total distributions	-	-	(.10)	(.19)	(.01)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 12.68	$ 10.22	$ 9.26	$ 9.84	$ 8.51
Total Return A, B	24.07%	10.37%	(4.99)%	18.03%	45.50%
Ratios to Average Net Assets D, G
Expenses before reductions	2.51%	2.54%	2.39%	2.20%	2.02%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.02%
Expenses net of all reductions	2.15%	2.16%	2.13%	2.02%	1.90%
Net investment income (loss)	(.17)%	(.02)%	(.01)% F	(.09)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,228	$ 2,745	$ 4,241	$ 8,737	$ 10,661
Portfolio turnover rate E	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 9.23	$ 9.84	$ 8.51	$ 5.87
Income from Investment Operations
Net investment income (loss) C	(.02)	- H	- F, H	(.01)	.03
Net realized and unrealized gain (loss)	2.47	.96	(.49)	1.53	2.62
Total from investment operations	2.45	.96	(.49)	1.52	2.65
Distributions from net investment income	-	(.01)	(.01)	(.04)	(.01)
Distributions from net realized gain	-	(.01)	(.11)	(.16)	-
Total distributions	-	(.01) I	(.12)	(.19) J	(.01)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 12.63	$ 10.18	$ 9.23	$ 9.84	$ 8.51
Total Return A, B	24.07%	10.41%	(5.07)%	18.12%	45.26%
Ratios to Average Net Assets D, G
Expenses before reductions	2.49%	2.53%	2.39%	2.20%	2.02%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.02%
Expenses net of all reductions	2.14%	2.16%	2.13%	2.02%	1.90%
Net investment income (loss)	(.17)%	(.02)%	(.01)% F	(.09)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,334	$ 18,090	$ 19,619	$ 24,809	$ 24,575
Portfolio turnover rate E	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.005 per share.

J Total distributions of $.19 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.99	$ 10.87	$ 11.54	$ 9.91	$ 6.77
Income from Investment Operations
Net investment income (loss) B	.11	.11	.12 E	.10	.11
Net realized and unrealized gain (loss)	2.89	1.13	(.57)	1.78	3.05
Total from investment operations	3.00	1.24	(.45)	1.88	3.16
Distributions from net investment income	(.12)	(.12)	(.11)	(.09)	(.02)
Distributions from net realized gain	-	(.01)	(.12)	(.16)	-
Total distributions	(.12)	(.12) H	(.22) I	(.25)	(.02)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 14.87	$ 11.99	$ 10.87	$ 11.54	$ 9.91
Total Return A	25.20%	11.56%	(4.01)%	19.22%	46.85%
Ratios to Average Net Assets C, F
Expenses before reductions	1.39%	1.48%	1.35%	1.19%	1.00%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.19%	1.00%
Expenses net of all reductions	1.14%	1.16%	1.12%	1.01%	.89%
Net investment income (loss)	.83%	.98%	1.00% E	.93%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,768	$ 4,568	$ 4,335	$ 4,345	$ 3,292
Portfolio turnover rate D	138%	142%	254%	490%	414%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.005 per share.

I Total distributions of $.22 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 23,801,746
Gross unrealized depreciation	(1,236,511)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,565,235

Tax Cost	$ 120,946,290

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 430,763
Capital loss carryforward	$ (86,199,658)
Net unrealized appreciation (depreciation)	$ 22,466,940

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (62,231,786)
2017	(23,967,872)
Total capital loss carryforward	(86,199,658)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 589,021	$ 783,281

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $177,873,033 and $184,731,305, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 113,552	$ 2,916
Class T	.25%	.25%	284,378	1,539
Class B	.75%	.25%	24,172	18,415
Class C	.75%	.25%	196,443	15,792
			$ 618,545	$ 38,662

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,408
Class T	3,859
Class B*	2,297
Class C*	1,186
$ 17,750

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 136,341.30
Class T	153,675.27
Class B	7,273.30
Class C	59,069.30
Institutional Class	12,168.21
	$ 368,526

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,548 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $280 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $41,124, including $17 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.45%	$ 132,099
Class T	1.70%	149,079
Class B	2.20%	7,275
Class C	2.20%	57,094
Institutional Class	1.20%	11,364
		$ 356,911

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $75,713 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 304,584	$ 338,785
Class T	238,717	327,446
Class C	-	10,467
Institutional Class	45,720	44,996
Total	$ 589,021	$ 721,694
From net realized gain
Class A	$ -	$ 19,929
Class T	-	29,236
Class C	-	10,466
Institutional Class	-	1,956
Total	$ -	$ 61,587

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	542,469	501,429	$ 6,750,503	$ 5,286,360
Reinvestment of distributions	23,725	32,796	277,180	324,358
Shares redeemed	(609,733)	(878,467)	(7,602,328)	(9,235,475)
Net increase (decrease)	(43,539)	(344,242)	$ (574,645)	$ (3,624,757)
Class T
Shares sold	451,400	474,830	$ 5,558,789	$ 4,927,589
Reinvestment of distributions	20,410	35,814	234,026	347,751
Shares redeemed	(959,232)	(1,620,420)	(11,719,932)	(16,560,666)
Net increase (decrease)	(487,422)	(1,109,776)	$ (5,927,117)	$ (11,285,326)
Class B
Shares sold	6,302	5,681	$ 70,561	$ 54,950
Shares redeemed	(99,127)	(195,242)	(1,122,489)	(1,882,798)
Net increase (decrease)	(92,825)	(189,561)	$ (1,051,928)	$ (1,827,848)
Class C
Shares sold	239,470	139,534	$ 2,763,917	$ 1,345,653
Reinvestment of distributions	-	2,090	-	18,836
Shares redeemed	(327,038)	(489,947)	(3,712,216)	(4,705,575)
Net increase (decrease)	(87,568)	(348,323)	$ (948,299)	$ (3,341,086)

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Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Institutional Class
Shares sold	235,849	98,729	$ 3,203,149	$ 1,120,551
Reinvestment of distributions	3,069	3,641	38,142	38,267
Shares redeemed	(97,820)	(120,081)	(1,298,158)	(1,328,552)
Net increase (decrease)	141,098	(17,711)	$ 1,943,133	$ (169,734)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 10, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholder:

Fidelity Advisor International Capital Appreciation Fund
Institutional Class
December 7, 2012	24%
December 27, 2012	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.122	$0.0161
	12/28/12	$0.012	$0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor International Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

AICAPI-UANN-1213
1.784755.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	23.59%	10.24%	6.29%
Class T (incl. 3.50% sales charge)	26.38%	10.57%	6.37%
Class B (incl. contingent deferred sales charge) A	25.21%	10.46%	6.34%
Class C (incl. contingent deferred sales charge) B	29.16%	10.73%	6.13%

A Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Graeme Rockett, Portfolio Manager of Fidelity Advisor® Overseas Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 31.13%, 30.96%, 30.21% and 30.16%, respectively (excluding sales charges), outpacing the 27.02% advance of the MSCI® EAFE® Index. Versus the index, the fund found success among many Internet-related and e-commerce stocks, most notably Japanese telecommunications firm SoftBank, which was easily our biggest contributor. I've also been interested in investing in online classifieds, given the monopolistic business model and attractive economics in this space. For example, SouFun Holdings, China's leading residential real estate Internet portal, was a top relative contributor this period. SouFun is a fast-growing firm that is was attractively valued, in my view. The fund also was rewarded by a stake in U.K.-based online apparel retailer ASOS, where I see long-term growth potential but began to trim my position since its share price started to exceed my target. Conversely, it hurt to hold Hengdeli Holdings, a China-based retailer of high-end Swiss watches, but I remain committed to investing in luxury goods. A large stake in Denmark-based pharmaceuticals firm Novo Nordisk also detracted. Many of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.39%
Actual		$ 1,000.00	$ 1,137.40	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.55%
Actual		$ 1,000.00	$ 1,136.40	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class B	2.13%
Actual		$ 1,000.00	$ 1,133.20	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
Class C	2.13%
Actual		$ 1,000.00	$ 1,133.60	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
Institutional Class	1.03%
Actual		$ 1,000.00	$ 1,139.40	$ 5.55
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	2.9
Sanofi SA (France, Pharmaceuticals)	2.3	2.6
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.9	1.5
Toyota Motor Corp. (Japan, Automobiles)	1.6	1.6
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.5	1.9
	9.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.4	21.7
Financials	19.6	18.0
Information Technology	14.2	11.7
Consumer Staples	11.1	14.8
Industrials	8.0	8.3
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	18.9	18.6
United Kingdom	18.2	23.8
France	9.4	10.4
Switzerland	7.6	8.2
Cayman Islands	6.8	3.3
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.5%	Stocks 99.3%
Short-Term Investments and Net Other Assets (Liabilities) 0.5%	Short-Term Investments and Net Other Assets (Liabilities) 0.7%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (000s)
Australia - 3.1%
BHP Billiton Ltd.	211,768	$ 7,487
Carsales.com Ltd.	135,616	1,346
CSL Ltd.	90,036	5,914
Fortescue Metals Group Ltd.	208,017	1,024
G8 Education Ltd.	835,268	2,447
iSelect Ltd.	1,599,220	1,980
Macquarie Group Ltd.	43,810	2,110
TOTAL AUSTRALIA		22,308
Bailiwick of Jersey - 1.3%
Experian PLC	98,500	2,006
Glencore Xstrata PLC	526,430	2,870
WPP PLC	207,496	4,407
TOTAL BAILIWICK OF JERSEY		9,283
Belgium - 0.6%
Ageas	35,290	1,502
KBC Groupe SA	13,159	717
UCB SA	29,600	1,946
TOTAL BELGIUM		4,165
Bermuda - 0.8%
Clear Media Ltd.	1,278,000	984
Oriental Watch Holdings Ltd.	2,992,000	957
Signet Jewelers Ltd.	48,200	3,599
TOTAL BERMUDA		5,540
Brazil - 0.7%
Anhanguera Educacional Participacoes SA	244,200	1,461
Cielo SA	128,080	3,888
TOTAL BRAZIL		5,349
British Virgin Islands - 0.7%
Gem Diamonds Ltd. (a)	408,700	1,045
Mail.Ru Group Ltd.:
GDR (e)	4,200	155
GDR (Reg. S)	113,200	4,175
TOTAL BRITISH VIRGIN ISLANDS		5,375
Common Stocks - continued
	Shares	Value (000s)
Canada - 0.3%
Bauer Performance Sports Ltd. (a)	23,000	$ 283
Entertainment One Ltd. (a)	492,300	1,950
TOTAL CANADA		2,233
Cayman Islands - 6.8%
51job, Inc. sponsored ADR (a)	16,200	1,241
58.com, Inc. ADR	51,000	1,230
Baidu.com, Inc. sponsored ADR (a)	42,600	6,854
Biostime International Holdings Ltd.	410,500	3,111
Bitauto Holdings Ltd. ADR (a)(d)	195,200	4,784
Cimc Enric Holdings Ltd.	960,000	1,352
Greatview Aseptic Pack Co. Ltd.	1,720,000	1,083
Hengdeli Holdings Ltd.	14,005,000	3,324
New Oriental Education & Technology Group, Inc. sponsored ADR	61,200	1,604
Noah Holdings Ltd. sponsored ADR (d)	82,300	1,588
SINA Corp. (a)	8,600	719
SouFun Holdings Ltd. ADR (d)	144,800	7,708
Springland International Holdings Ltd.	1,674,000	918
Tencent Holdings Ltd.	180,500	9,853
Vipshop Holdings Ltd. ADR (a)(d)	24,400	1,682
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	57,900	1,694
Youku Tudou, Inc. ADR (a)(d)	38,800	1,057
TOTAL CAYMAN ISLANDS		49,802
Denmark - 1.5%
Danske Bank A/S (a)	51,111	1,194
Novo Nordisk A/S:
Series B	3,763	627
Series B sponsored ADR	55,000	9,167
TOTAL DENMARK		10,988
France - 9.4%
AXA SA	39,958	998
AXA SA sponsored ADR	67,200	1,681
Beneteau SA (a)	86,400	1,583
BNP Paribas SA	62,616	4,637
Bollore	2,702	1,474
Bollore (a)	14	8
Danone SA	74,522	5,527
Edenred SA	49,400	1,678
Essilor International SA	16,245	1,745
Gameloft Se (a)	239,900	2,547
Common Stocks - continued
	Shares	Value (000s)
France - continued
Groupe FNAC SA (a)	1	$ 0
Havas SA	255,800	2,131
Iliad SA	6,756	1,545
Ipsos SA	57,360	2,419
Kering SA	15,600	3,545
LVMH Moet Hennessy - Louis Vuitton SA	40,783	7,852
Pernod Ricard SA	35,600	4,278
Safran SA	52,800	3,375
Sanofi SA	80,690	8,603
Sanofi SA sponsored ADR	142,500	7,621
Societe Generale Series A	36,162	2,053
Total SA	47,000	2,884
TOTAL FRANCE		68,184
Germany - 4.4%
adidas AG	33,700	3,847
Allianz SE	31,366	5,277
Axel Springer Verlag AG	66,500	4,010
Bayer AG	55,540	6,903
Commerzbank AG (a)	23,500	302
Deutsche Bank AG	24,700	1,194
Deutsche Boerse AG	36,969	2,783
Linde AG	10,929	2,077
SAP AG	74,709	5,846
TOTAL GERMANY		32,239
Hong Kong - 1.0%
AIA Group Ltd.	970,800	4,927
Television Broadcasts Ltd.	370,000	2,164
TOTAL HONG KONG		7,091
India - 0.0%
INFO Edge India Ltd. (a)	65,395	411
Ireland - 3.3%
C&C Group PLC	1,382,300	8,102
CRH PLC	187,092	4,553
Glanbia PLC	163,600	2,292
Kingspan Group PLC (United Kingdom)	263,600	4,456
Paddy Power PLC (Ireland)	53,300	4,342
TOTAL IRELAND		23,745
Common Stocks - continued
	Shares	Value (000s)
Isle of Man - 0.3%
Playtech Ltd.	184,213	$ 2,175
Israel - 0.5%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	33,700	1,825
SodaStream International Ltd. (a)(d)	33,900	1,813
TOTAL ISRAEL		3,638
Italy - 1.5%
Assicurazioni Generali SpA	71,400	1,669
Brunello Cucinelli SpA	4,900	153
ENI SpA	60,700	1,541
ENI SpA sponsored ADR (d)	22,300	1,133
Lottomatica SpA	36,500	1,110
Moleskine SpA (d)	565,200	1,381
Tod's SpA	23,087	3,846
TOTAL ITALY		10,833
Japan - 18.9%
Cosmos Pharmaceutical Corp.	47,000	5,726
Daiwa Securities Group, Inc.	208,000	1,900
DENSO Corp.	33,000	1,586
Dentsu, Inc.	183,300	6,925
Fuji Media Holdings, Inc.	68,900	1,374
Hitachi Ltd.	981,000	6,862
Honda Motor Co. Ltd.	136,100	5,435
Japan Tobacco, Inc.	126,500	4,577
JTEKT Corp.	97,900	1,257
Kakaku.com, Inc.	197,800	3,826
Keyence Corp.	17,400	7,457
Makita Corp.	31,700	1,603
Mitsubishi Corp.	152,100	3,077
Mitsubishi Electric Corp.	318,000	3,495
Mitsubishi UFJ Financial Group, Inc.	1,139,200	7,255
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (d)	179,900	1,151
MS&AD Insurance Group Holdings, Inc.	75,400	1,950
NEXT Co. Ltd. (d)	50,400	1,534
Nomura Holdings, Inc.	204,200	1,508
Nomura Holdings, Inc. sponsored ADR	40,900	301
ORIX Corp.	603,100	10,446
Rakuten, Inc.	825,500	10,756
Shinsei Bank Ltd.	299,000	700
Ship Healthcare Holdings, Inc.	41,500	1,703
SMC Corp.	8,900	2,072
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
SoftBank Corp.	185,400	$ 13,845
Start Today Co. Ltd.	105,300	2,936
Sumitomo Mitsui Financial Group, Inc.	139,300	6,733
Suzuki Motor Corp.	54,400	1,368
THK Co. Ltd.	67,300	1,469
Tokio Marine Holdings, Inc.	59,300	1,944
Toyota Motor Corp.	133,900	8,682
Toyota Motor Corp. sponsored ADR	20,200	2,614
Yahoo! Japan Corp.	822,200	3,836
TOTAL JAPAN		137,903
Kenya - 0.1%
East African Breweries Ltd.	116,216	434
Korea (South) - 0.9%
Hotel Shilla Co.	51,961	3,354
Samsung Electronics Co. Ltd.	2,398	3,310
TOTAL KOREA (SOUTH)		6,664
Netherlands - 1.9%
AEGON NV	109,900	874
ASML Holding NV	17,757	1,681
ING Groep NV:
(Certificaten Van Aandelen) (a)	155,110	1,971
sponsored ADR (a)(d)	59,300	754
Koninklijke Philips Electronics NV	158,706	5,609
Yandex NV (a)	80,000	2,949
TOTAL NETHERLANDS		13,838
Nigeria - 0.2%
Guinness Nigeria PLC	395,662	628
Nigerian Breweries PLC (a)	673,311	742
TOTAL NIGERIA		1,370
Norway - 1.5%
DNB ASA	184,200	3,264
Schibsted ASA (B Shares)	122,900	7,515
Statoil ASA sponsored ADR	23,300	551
TOTAL NORWAY		11,330
Philippines - 0.3%
Alliance Global Group, Inc.	3,777,700	2,303
Common Stocks - continued
	Shares	Value (000s)
South Africa - 1.7%
Life Healthcare Group Holdings Ltd.	272,900	$ 1,115
Naspers Ltd. Class N	117,500	10,991
TOTAL SOUTH AFRICA		12,106
Spain - 1.3%
Antena 3 de Television SA	185,100	3,104
Banco Bilbao Vizcaya Argentaria SA	263,306	3,077
Banco Santander SA:
(Spain)	134,620	1,193
rights (a)	134,620	29
Grifols SA ADR	79,380	2,394
TOTAL SPAIN		9,797
Sweden - 2.8%
Fenix Outdoor AB	9,900	397
Investment AB Kinnevik (B Shares)	250,500	9,231
Nordea Bank AB	249,400	3,194
Svenska Cellulosa AB (SCA) (B Shares)	213,200	6,054
Swedbank AB (A Shares)	51,612	1,346
TOTAL SWEDEN		20,222
Switzerland - 7.6%
Compagnie Financiere Richemont SA Series A	57,808	5,928
Credit Suisse Group	136,936	4,260
Credit Suisse Group sponsored ADR	11,300	352
Nestle SA	234,348	16,917
Sika AG (Bearer)	1,080	3,405
Swatch Group AG (Bearer)	12,750	8,157
Swiss Re Ltd.	19,790	1,738
Syngenta AG (Switzerland)	16,570	6,688
UBS AG	208,359	4,030
UBS AG (NY Shares)	108,277	2,096
Zurich Insurance Group AG	5,614	1,552
TOTAL SWITZERLAND		55,123
Taiwan - 0.4%
MediaTek, Inc.	137,000	1,871
Wowprime Corp.	85,000	1,406
TOTAL TAIWAN		3,277
Thailand - 0.3%
Thai Beverage PCL	4,673,000	2,050
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - 18.2%
Aberdeen Asset Management PLC	352,500	$ 2,503
Alabama Noor Hospitals Group PLC (a)	53,600	731
ASOS PLC (a)	24,800	2,255
Aviva PLC	184,200	1,322
Barclays PLC	1,171,848	4,931
Barclays PLC sponsored ADR	52,625	885
BG Group PLC	182,118	3,719
BHP Billiton PLC	95,708	2,953
BP PLC sponsored ADR	49,166	2,286
Brammer PLC	458,900	3,561
Burberry Group PLC	140,800	3,465
Dechra Pharmaceuticals PLC	73,200	810
Diageo PLC	231,700	7,386
Dunelm Group PLC	195,800	2,778
Foxtons Group PLC	194,600	995
GlaxoSmithKline PLC	168,000	4,429
Hays PLC	989,300	1,975
HSBC Holdings PLC:
(United Kingdom)	63,693	698
sponsored ADR	191,291	10,529
Intertek Group PLC	69,600	3,718
ITV PLC	834,700	2,555
Johnson Matthey PLC	65,619	3,161
Legal & General Group PLC	392,976	1,363
Lloyds Banking Group PLC (a)	4,740,899	5,864
M&C Saatchi PLC	887,505	4,372
Prudential PLC	125,264	2,562
Reckitt Benckiser Group PLC	39,300	3,055
Rightmove PLC	28,000	1,191
Rio Tinto PLC	101,332	5,127
Rolls-Royce Group PLC	164,274	3,029
Royal Bank of Scotland Group PLC (a)	120,080	707
Royal Dutch Shell PLC:
Class A (United Kingdom)	190,886	6,357
Class B (United Kingdom)	158,266	5,479
Royal Mail PLC	51,800	465
SABMiller PLC	155,100	8,092
Standard Chartered PLC (United Kingdom)	138,470	3,329
Sthree PLC	190,600	1,099
Taylor Wimpey PLC	1,110,300	1,962
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Travis Perkins PLC	202,600	$ 6,029
William Hill PLC	757,866	4,872
TOTAL UNITED KINGDOM		132,599
United States of America - 5.9%
BlackRock, Inc. Class A	5,300	1,594
Deckers Outdoor Corp. (a)(d)	52,400	3,607
Dunkin' Brands Group, Inc.	59,700	2,846
eBay, Inc. (a)	27,400	1,444
GNC Holdings, Inc.	43,100	2,535
Google, Inc. Class A (a)	7,000	7,214
LinkedIn Corp. (a)	7,700	1,722
MercadoLibre, Inc. (d)	22,100	2,975
Monsanto Co.	17,800	1,867
priceline.com, Inc. (a)	3,700	3,899
Tiffany & Co., Inc.	47,200	3,737
TripAdvisor, Inc. (a)	24,300	2,010
Visa, Inc. Class A	27,700	5,448
Yahoo!, Inc. (a)	62,900	2,071
TOTAL UNITED STATES OF AMERICA		42,969
TOTAL COMMON STOCKS (Cost $558,720)		715,344
Nonconvertible Preferred Stocks - 1.3%

Germany - 1.3%
Sartorius AG (non-vtg.)	16,700	1,762
Volkswagen AG	30,000	7,625
TOTAL GERMANY		9,387
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	14,127,564	23
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,845)		9,410
Money Market Funds - 2.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.09% (b)	2,240,809	$ 2,241
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	17,322,650	17,323
TOTAL MONEY MARKET FUNDS (Cost $19,564)		19,564
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $585,129)		744,318
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(15,912)
NET ASSETS - 100%		$ 728,406
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $155,000 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4
Fidelity Securities Lending Cash Central Fund	346
Total	$ 350
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 198,182	$ 157,586	$ 40,596	$ -
Consumer Staples	80,796	46,190	34,606	-
Energy	23,950	7,689	16,261	-
Financials	142,763	77,615	65,148	-
Health Care	57,164	41,802	15,362	-
Industrials	57,755	39,173	18,582	-
Information Technology	105,414	77,587	27,827	-
Materials	43,340	16,532	26,808	-
Telecommunication Services	15,390	1,545	13,845	-
Money Market Funds	19,564	19,564	-	-
Total Investments in Securities:	$ 744,318	$ 485,283	$ 259,035	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 66,987
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $17,155) - See accompanying schedule: Unaffiliated issuers (cost $565,565)	$ 724,754
Fidelity Central Funds (cost $19,564)	19,564
Total Investments (cost $585,129)		$ 744,318
Receivable for investments sold		2,978
Receivable for fund shares sold		345
Dividends receivable		1,923
Distributions receivable from Fidelity Central Funds		15
Prepaid expenses		2
Other receivables		92
Total assets		749,673

Liabilities
Payable to custodian bank	$ 231
Payable for investments purchased	2,101
Payable for fund shares redeemed	782
Accrued management fee	414
Distribution and service plan fees payable	169
Other affiliated payables	154
Other payables and accrued expenses	93
Collateral on securities loaned, at value	17,323
Total liabilities		21,267

Net Assets		$ 728,406
Net Assets consist of:
Paid in capital		$ 673,102
Undistributed net investment income		6,237
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(110,102)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		159,169
Net Assets		$ 728,406

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,632 ÷ 3,175.5 shares)	$ 21.61

Maximum offering price per share (100/94.25 of $21.61)	$ 22.93
Class T: Net Asset Value and redemption price per share ($328,794 ÷ 14,834.4 shares)	$ 22.16

Maximum offering price per share (100/96.50 of $22.16)	$ 22.96
Class B: Net Asset Value and offering price per share ($2,945 ÷ 140.1 shares)A	$ 21.02

Class C: Net Asset Value and offering price per share ($20,768 ÷ 979.2 shares)A	$ 21.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($307,267 ÷ 13,923.1 shares)	$ 22.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 15,738
Income from Fidelity Central Funds		350
Income before foreign taxes withheld		16,088
Less foreign taxes withheld		(1,092)
Total income		14,996

Expenses
Management fee Basic fee	$ 4,661
Performance adjustment	206
Transfer agent fees	1,443
Distribution and service plan fees	1,840
Accounting and security lending fees	329
Custodian fees and expenses	110
Independent trustees' compensation	4
Registration fees	65
Audit	76
Legal	3
Miscellaneous	7
Total expenses before reductions	8,744
Expense reductions	(111)	8,633
Net investment income (loss)		6,363
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,747
Foreign currency transactions	(236)
Total net realized gain (loss)		35,511
Change in net unrealized appreciation (depreciation) on: Investment securities	138,904
Assets and liabilities in foreign currencies	31
Total change in net unrealized appreciation (depreciation)		138,935
Net gain (loss)		174,446
Net increase (decrease) in net assets resulting from operations		$ 180,809

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,363	$ 9,229
Net realized gain (loss)	35,511	(23,653)
Change in net unrealized appreciation (depreciation)	138,935	44,859
Net increase (decrease) in net assets resulting from operations	180,809	30,435
Distributions to shareholders from net investment income	(8,840)	(10,172)
Distributions to shareholders from net realized gain	(1,437)	-
Total distributions	(10,277)	(10,172)
Share transactions - net increase (decrease)	(49,806)	(148,253)
Redemption fees	12	13
Total increase (decrease) in net assets	120,738	(127,977)

Net Assets
Beginning of period	607,668	735,645
End of period (including undistributed net investment income of $6,237 and undistributed net investment income of $8,714, respectively)	$ 728,406	$ 607,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.76	$ 16.13	$ 17.77	$ 15.68	$ 13.56
Income from Investment Operations
Net investment income (loss) C	.17	.23	.16	.17	.24
Net realized and unrealized gain (loss)	4.97	.64	(1.54)	2.16	2.12
Total from investment operations	5.14	.87	(1.38)	2.33	2.36
Distributions from net investment income	(.25)	(.24)	(.21)	(.21)	(.24)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.29)	(.24)	(.26)	(.24)	(.24)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.61	$ 16.76	$ 16.13	$ 17.77	$ 15.68
Total Return A, B	31.13%	5.51%	(7.95)%	14.99%	17.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.37%	1.33%	1.34%	1.36%	1.36%
Expenses net of fee waivers, if any	1.37%	1.33%	1.34%	1.36%	1.36%
Expenses net of all reductions	1.36%	1.32%	1.32%	1.33%	1.33%
Net investment income (loss)	.91%	1.43%	.90%	1.04%	1.79%
Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 60	$ 60	$ 70	$ 72
Portfolio turnover rate E	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.16	$ 16.50	$ 18.18	$ 16.03	$ 13.84
Income from Investment Operations
Net investment income (loss) C	.14	.20	.13	.14	.22
Net realized and unrealized gain (loss)	5.11	.66	(1.59)	2.23	2.17
Total from investment operations	5.25	.86	(1.46)	2.37	2.39
Distributions from net investment income	(.21)	(.20)	(.17)	(.19)	(.20)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.25)	(.20)	(.22)	(.22)	(.20)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 22.16	$ 17.16	$ 16.50	$ 18.18	$ 16.03
Total Return A, B	30.96%	5.32%	(8.17)%	14.88%	17.70%
Ratios to Average Net Assets D, F
Expenses before reductions	1.53%	1.51%	1.52%	1.53%	1.57%
Expenses net of fee waivers, if any	1.53%	1.51%	1.51%	1.53%	1.57%
Expenses net of all reductions	1.52%	1.50%	1.49%	1.50%	1.54%
Net investment income (loss)	.74%	1.25%	.73%	.86%	1.58%
Supplemental Data
Net assets, end of period (in millions)	$ 329	$ 271	$ 305	$ 371	$ 367
Portfolio turnover rate E	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.25	$ 15.58	$ 17.18	$ 15.16	$ 13.02
Income from Investment Operations
Net investment income (loss) C	.03	.10	.03	.04	.13
Net realized and unrealized gain (loss)	4.85	.63	(1.51)	2.10	2.08
Total from investment operations	4.88	.73	(1.48)	2.14	2.21
Distributions from net investment income	(.07)	(.06)	(.08)	(.09)	(.07)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.11)	(.06)	(.12) H	(.12)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.02	$ 16.25	$ 15.58	$ 17.18	$ 15.16
Total Return A, B	30.21%	4.72%	(8.67)%	14.15%	17.09%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.09%	2.10%	2.11%	2.12%
Expenses net of fee waivers, if any	2.12%	2.09%	2.09%	2.11%	2.12%
Expenses net of all reductions	2.11%	2.07%	2.07%	2.09%	2.08%
Net investment income (loss)	.16%	.67%	.15%	.28%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$ 3	$ 3	$ 4	$ 7	$ 8
Portfolio turnover rate E	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.43	$ 15.78	$ 17.39	$ 15.36	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.03	.11	.03	.05	.14
Net realized and unrealized gain (loss)	4.89	.64	(1.52)	2.12	2.09
Total from investment operations	4.92	.75	(1.49)	2.17	2.23
Distributions from net investment income	(.10)	(.10)	(.07)	(.11)	(.09)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.14)	(.10)	(.12)	(.14)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.21	$ 16.43	$ 15.78	$ 17.39	$ 15.36
Total Return A, B	30.16%	4.78%	(8.67)%	14.17%	17.06%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.09%	2.09%	2.10%	2.11%
Expenses net of fee waivers, if any	2.12%	2.09%	2.09%	2.10%	2.11%
Expenses net of all reductions	2.10%	2.07%	2.07%	2.08%	2.08%
Net investment income (loss)	.16%	.67%	.15%	.29%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 21	$ 16	$ 19	$ 22	$ 23
Portfolio turnover rate E	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.11	$ 16.45	$ 18.10	$ 15.95	$ 13.83
Income from Investment Operations
Net investment income (loss) B	.24	.29	.23	.22	.29
Net realized and unrealized gain (loss)	5.08	.65	(1.59)	2.23	2.14
Total from investment operations	5.32	.94	(1.36)	2.45	2.43
Distributions from net investment income	(.31)	(.28)	(.24)	(.27)	(.31)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.36) G	(.28)	(.29)	(.30)	(.31)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 22.07	$ 17.11	$ 16.45	$ 18.10	$ 15.95
Total Return A	31.63%	5.91%	(7.70)%	15.49%	18.32%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	.99%	1.00%	1.01%	1.06%
Expenses net of fee waivers, if any	1.02%	.99%	.99%	1.01%	1.06%
Expenses net of all reductions	1.01%	.97%	.97%	.98%	1.02%
Net investment income (loss)	1.26%	1.77%	1.25%	1.39%	2.10%
Supplemental Data
Net assets, end of period (in millions)	$ 307	$ 257	$ 349	$ 678	$ 727
Portfolio turnover rate D	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.36 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 180,916
Gross unrealized depreciation	(36,129)
Net unrealized appreciation (depreciation) on securities and other investments	$ 144,787

Tax Cost	$ 599,531

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,800
Capital loss carryforward	$ (98,262)
Net unrealized appreciation (depreciation)	$ 144,767

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (98,262)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 10,277	$ 10,172

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $241,808 and $291,770, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 160	$ 5
Class T	.25%	.25%	1,478	8
Class B	.75%	.25%	28	22
Class C	.75%	.25%	174	15
			$ 1,840	$ 50

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6
Class T	4
Class B*	3
Class C*	3
$ 16

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 191.30
Class T	628.21
Class B	8.30
Class C	52.30
Institutional Class	564.20
	$ 1,443

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $346, including four hundred eighty two dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $111 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 874	$ 862
Class T	3,206	3,589
Class B	13	16
Class C	95	112
Institutional Class	4,652	5,593
Total	$ 8,840	$ 10,172
From net realized gain
Class A	$ 144	$ -
Class T	638	-
Class B	7	-
Class C	40	-
Institutional Class	608	-
Total	$ 1,437	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	381	700	$ 7,246	$ 11,104
Reinvestment of distributions	56	52	948	791
Shares redeemed	(864)	(848)	(16,342)	(13,551)
Net increase (decrease)	(427)	(96)	$ (8,148)	$ (1,656)
Class T
Shares sold	2,667	2,695	$ 51,520	$ 44,183
Reinvestment of distributions	214	223	3,745	3,491
Shares redeemed	(3,829)	(5,589)	(73,469)	(91,072)
Net increase (decrease)	(948)	(2,671)	$ (18,204)	$ (43,398)
Class B
Shares sold	15	2	$ 313	$ 26
Reinvestment of distributions	1	1	18	14
Shares redeemed	(62)	(84)	(1,123)	(1,311)
Net increase (decrease)	(46)	(81)	$ (792)	$ (1,271)
Class C
Shares sold	200	103	$ 3,879	$ 1,613
Reinvestment of distributions	7	6	120	94
Shares redeemed	(208)	(317)	(3,808)	(4,983)
Net increase (decrease)	(1)	(208)	$ 191	$ (3,276)
Institutional Class
Shares sold	958	2,281	$ 18,221	$ 36,498
Reinvestment of distributions	298	353	5,176	5,475
Shares redeemed	(2,370)	(8,781)	(46,250)	(140,625)
Net increase (decrease)	(1,114)	(6,147)	$ (22,853)	$ (98,652)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.180	$0.080
Class T	12/09/13	12/06/13	$0.152	$0.080
Class B	12/09/13	12/06/13	$0.059	$0.080
Class C	12/09/13	12/06/13	$0.069	$0.080

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 1%, Class T designates 2%, Class B designates 3%, and Class C designates 3%, of the dividends distributed in December 2012 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.255	$0.0147
Class T	12/10/12	$0.219	$0.0147
Class B	12/10/12	$0.105	$0.0147
Class C	12/10/12	$0.129	$0.0147

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.
Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

OS-UANN-1213
1.784767.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Overseas

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	31.63%	11.95%	7.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Graeme Rockett, Portfolio Manager of Fidelity Advisor® Overseas Fund: For the year, the fund's Institutional Class shares gained 31.63%, outpacing the 27.02% advance of the MSCI® EAFE® Index. Versus the index, the fund found success among many Internet-related and e-commerce stocks, most notably Japanese telecommunications firm SoftBank, which was easily our biggest contributor. I've also been interested in investing in online classifieds, given the monopolistic business model and attractive economics in this space. For example, SouFun Holdings, China's leading residential real estate Internet portal, was a top relative contributor this period. SouFun is a fast-growing firm that is was attractively valued, in my view. The fund also was rewarded by a stake in U.K.-based online apparel retailer ASOS, where I see long-term growth potential but began to trim my position since its share price started to exceed my target. Conversely, it hurt to hold Hengdeli Holdings, a China-based retailer of high-end Swiss watches, but I remain committed to investing in luxury goods. A large stake in Denmark-based pharmaceuticals firm Novo Nordisk also detracted. Many of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.39%
Actual		$ 1,000.00	$ 1,137.40	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.55%
Actual		$ 1,000.00	$ 1,136.40	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class B	2.13%
Actual		$ 1,000.00	$ 1,133.20	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
Class C	2.13%
Actual		$ 1,000.00	$ 1,133.60	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
Institutional Class	1.03%
Actual		$ 1,000.00	$ 1,139.40	$ 5.55
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	2.9
Sanofi SA (France, Pharmaceuticals)	2.3	2.6
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.9	1.5
Toyota Motor Corp. (Japan, Automobiles)	1.6	1.6
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.5	1.9
	9.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.4	21.7
Financials	19.6	18.0
Information Technology	14.2	11.7
Consumer Staples	11.1	14.8
Industrials	8.0	8.3
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	18.9	18.6
United Kingdom	18.2	23.8
France	9.4	10.4
Switzerland	7.6	8.2
Cayman Islands	6.8	3.3
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 99.5%	Stocks 99.3%
Short-Term Investments and Net Other Assets (Liabilities) 0.5%	Short-Term Investments and Net Other Assets (Liabilities) 0.7%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (000s)
Australia - 3.1%
BHP Billiton Ltd.	211,768	$ 7,487
Carsales.com Ltd.	135,616	1,346
CSL Ltd.	90,036	5,914
Fortescue Metals Group Ltd.	208,017	1,024
G8 Education Ltd.	835,268	2,447
iSelect Ltd.	1,599,220	1,980
Macquarie Group Ltd.	43,810	2,110
TOTAL AUSTRALIA		22,308
Bailiwick of Jersey - 1.3%
Experian PLC	98,500	2,006
Glencore Xstrata PLC	526,430	2,870
WPP PLC	207,496	4,407
TOTAL BAILIWICK OF JERSEY		9,283
Belgium - 0.6%
Ageas	35,290	1,502
KBC Groupe SA	13,159	717
UCB SA	29,600	1,946
TOTAL BELGIUM		4,165
Bermuda - 0.8%
Clear Media Ltd.	1,278,000	984
Oriental Watch Holdings Ltd.	2,992,000	957
Signet Jewelers Ltd.	48,200	3,599
TOTAL BERMUDA		5,540
Brazil - 0.7%
Anhanguera Educacional Participacoes SA	244,200	1,461
Cielo SA	128,080	3,888
TOTAL BRAZIL		5,349
British Virgin Islands - 0.7%
Gem Diamonds Ltd. (a)	408,700	1,045
Mail.Ru Group Ltd.:
GDR (e)	4,200	155
GDR (Reg. S)	113,200	4,175
TOTAL BRITISH VIRGIN ISLANDS		5,375
Common Stocks - continued
	Shares	Value (000s)
Canada - 0.3%
Bauer Performance Sports Ltd. (a)	23,000	$ 283
Entertainment One Ltd. (a)	492,300	1,950
TOTAL CANADA		2,233
Cayman Islands - 6.8%
51job, Inc. sponsored ADR (a)	16,200	1,241
58.com, Inc. ADR	51,000	1,230
Baidu.com, Inc. sponsored ADR (a)	42,600	6,854
Biostime International Holdings Ltd.	410,500	3,111
Bitauto Holdings Ltd. ADR (a)(d)	195,200	4,784
Cimc Enric Holdings Ltd.	960,000	1,352
Greatview Aseptic Pack Co. Ltd.	1,720,000	1,083
Hengdeli Holdings Ltd.	14,005,000	3,324
New Oriental Education & Technology Group, Inc. sponsored ADR	61,200	1,604
Noah Holdings Ltd. sponsored ADR (d)	82,300	1,588
SINA Corp. (a)	8,600	719
SouFun Holdings Ltd. ADR (d)	144,800	7,708
Springland International Holdings Ltd.	1,674,000	918
Tencent Holdings Ltd.	180,500	9,853
Vipshop Holdings Ltd. ADR (a)(d)	24,400	1,682
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	57,900	1,694
Youku Tudou, Inc. ADR (a)(d)	38,800	1,057
TOTAL CAYMAN ISLANDS		49,802
Denmark - 1.5%
Danske Bank A/S (a)	51,111	1,194
Novo Nordisk A/S:
Series B	3,763	627
Series B sponsored ADR	55,000	9,167
TOTAL DENMARK		10,988
France - 9.4%
AXA SA	39,958	998
AXA SA sponsored ADR	67,200	1,681
Beneteau SA (a)	86,400	1,583
BNP Paribas SA	62,616	4,637
Bollore	2,702	1,474
Bollore (a)	14	8
Danone SA	74,522	5,527
Edenred SA	49,400	1,678
Essilor International SA	16,245	1,745
Gameloft Se (a)	239,900	2,547
Common Stocks - continued
	Shares	Value (000s)
France - continued
Groupe FNAC SA (a)	1	$ 0
Havas SA	255,800	2,131
Iliad SA	6,756	1,545
Ipsos SA	57,360	2,419
Kering SA	15,600	3,545
LVMH Moet Hennessy - Louis Vuitton SA	40,783	7,852
Pernod Ricard SA	35,600	4,278
Safran SA	52,800	3,375
Sanofi SA	80,690	8,603
Sanofi SA sponsored ADR	142,500	7,621
Societe Generale Series A	36,162	2,053
Total SA	47,000	2,884
TOTAL FRANCE		68,184
Germany - 4.4%
adidas AG	33,700	3,847
Allianz SE	31,366	5,277
Axel Springer Verlag AG	66,500	4,010
Bayer AG	55,540	6,903
Commerzbank AG (a)	23,500	302
Deutsche Bank AG	24,700	1,194
Deutsche Boerse AG	36,969	2,783
Linde AG	10,929	2,077
SAP AG	74,709	5,846
TOTAL GERMANY		32,239
Hong Kong - 1.0%
AIA Group Ltd.	970,800	4,927
Television Broadcasts Ltd.	370,000	2,164
TOTAL HONG KONG		7,091
India - 0.0%
INFO Edge India Ltd. (a)	65,395	411
Ireland - 3.3%
C&C Group PLC	1,382,300	8,102
CRH PLC	187,092	4,553
Glanbia PLC	163,600	2,292
Kingspan Group PLC (United Kingdom)	263,600	4,456
Paddy Power PLC (Ireland)	53,300	4,342
TOTAL IRELAND		23,745
Common Stocks - continued
	Shares	Value (000s)
Isle of Man - 0.3%
Playtech Ltd.	184,213	$ 2,175
Israel - 0.5%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	33,700	1,825
SodaStream International Ltd. (a)(d)	33,900	1,813
TOTAL ISRAEL		3,638
Italy - 1.5%
Assicurazioni Generali SpA	71,400	1,669
Brunello Cucinelli SpA	4,900	153
ENI SpA	60,700	1,541
ENI SpA sponsored ADR (d)	22,300	1,133
Lottomatica SpA	36,500	1,110
Moleskine SpA (d)	565,200	1,381
Tod's SpA	23,087	3,846
TOTAL ITALY		10,833
Japan - 18.9%
Cosmos Pharmaceutical Corp.	47,000	5,726
Daiwa Securities Group, Inc.	208,000	1,900
DENSO Corp.	33,000	1,586
Dentsu, Inc.	183,300	6,925
Fuji Media Holdings, Inc.	68,900	1,374
Hitachi Ltd.	981,000	6,862
Honda Motor Co. Ltd.	136,100	5,435
Japan Tobacco, Inc.	126,500	4,577
JTEKT Corp.	97,900	1,257
Kakaku.com, Inc.	197,800	3,826
Keyence Corp.	17,400	7,457
Makita Corp.	31,700	1,603
Mitsubishi Corp.	152,100	3,077
Mitsubishi Electric Corp.	318,000	3,495
Mitsubishi UFJ Financial Group, Inc.	1,139,200	7,255
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (d)	179,900	1,151
MS&AD Insurance Group Holdings, Inc.	75,400	1,950
NEXT Co. Ltd. (d)	50,400	1,534
Nomura Holdings, Inc.	204,200	1,508
Nomura Holdings, Inc. sponsored ADR	40,900	301
ORIX Corp.	603,100	10,446
Rakuten, Inc.	825,500	10,756
Shinsei Bank Ltd.	299,000	700
Ship Healthcare Holdings, Inc.	41,500	1,703
SMC Corp.	8,900	2,072
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
SoftBank Corp.	185,400	$ 13,845
Start Today Co. Ltd.	105,300	2,936
Sumitomo Mitsui Financial Group, Inc.	139,300	6,733
Suzuki Motor Corp.	54,400	1,368
THK Co. Ltd.	67,300	1,469
Tokio Marine Holdings, Inc.	59,300	1,944
Toyota Motor Corp.	133,900	8,682
Toyota Motor Corp. sponsored ADR	20,200	2,614
Yahoo! Japan Corp.	822,200	3,836
TOTAL JAPAN		137,903
Kenya - 0.1%
East African Breweries Ltd.	116,216	434
Korea (South) - 0.9%
Hotel Shilla Co.	51,961	3,354
Samsung Electronics Co. Ltd.	2,398	3,310
TOTAL KOREA (SOUTH)		6,664
Netherlands - 1.9%
AEGON NV	109,900	874
ASML Holding NV	17,757	1,681
ING Groep NV:
(Certificaten Van Aandelen) (a)	155,110	1,971
sponsored ADR (a)(d)	59,300	754
Koninklijke Philips Electronics NV	158,706	5,609
Yandex NV (a)	80,000	2,949
TOTAL NETHERLANDS		13,838
Nigeria - 0.2%
Guinness Nigeria PLC	395,662	628
Nigerian Breweries PLC (a)	673,311	742
TOTAL NIGERIA		1,370
Norway - 1.5%
DNB ASA	184,200	3,264
Schibsted ASA (B Shares)	122,900	7,515
Statoil ASA sponsored ADR	23,300	551
TOTAL NORWAY		11,330
Philippines - 0.3%
Alliance Global Group, Inc.	3,777,700	2,303
Common Stocks - continued
	Shares	Value (000s)
South Africa - 1.7%
Life Healthcare Group Holdings Ltd.	272,900	$ 1,115
Naspers Ltd. Class N	117,500	10,991
TOTAL SOUTH AFRICA		12,106
Spain - 1.3%
Antena 3 de Television SA	185,100	3,104
Banco Bilbao Vizcaya Argentaria SA	263,306	3,077
Banco Santander SA:
(Spain)	134,620	1,193
rights (a)	134,620	29
Grifols SA ADR	79,380	2,394
TOTAL SPAIN		9,797
Sweden - 2.8%
Fenix Outdoor AB	9,900	397
Investment AB Kinnevik (B Shares)	250,500	9,231
Nordea Bank AB	249,400	3,194
Svenska Cellulosa AB (SCA) (B Shares)	213,200	6,054
Swedbank AB (A Shares)	51,612	1,346
TOTAL SWEDEN		20,222
Switzerland - 7.6%
Compagnie Financiere Richemont SA Series A	57,808	5,928
Credit Suisse Group	136,936	4,260
Credit Suisse Group sponsored ADR	11,300	352
Nestle SA	234,348	16,917
Sika AG (Bearer)	1,080	3,405
Swatch Group AG (Bearer)	12,750	8,157
Swiss Re Ltd.	19,790	1,738
Syngenta AG (Switzerland)	16,570	6,688
UBS AG	208,359	4,030
UBS AG (NY Shares)	108,277	2,096
Zurich Insurance Group AG	5,614	1,552
TOTAL SWITZERLAND		55,123
Taiwan - 0.4%
MediaTek, Inc.	137,000	1,871
Wowprime Corp.	85,000	1,406
TOTAL TAIWAN		3,277
Thailand - 0.3%
Thai Beverage PCL	4,673,000	2,050
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - 18.2%
Aberdeen Asset Management PLC	352,500	$ 2,503
Alabama Noor Hospitals Group PLC (a)	53,600	731
ASOS PLC (a)	24,800	2,255
Aviva PLC	184,200	1,322
Barclays PLC	1,171,848	4,931
Barclays PLC sponsored ADR	52,625	885
BG Group PLC	182,118	3,719
BHP Billiton PLC	95,708	2,953
BP PLC sponsored ADR	49,166	2,286
Brammer PLC	458,900	3,561
Burberry Group PLC	140,800	3,465
Dechra Pharmaceuticals PLC	73,200	810
Diageo PLC	231,700	7,386
Dunelm Group PLC	195,800	2,778
Foxtons Group PLC	194,600	995
GlaxoSmithKline PLC	168,000	4,429
Hays PLC	989,300	1,975
HSBC Holdings PLC:
(United Kingdom)	63,693	698
sponsored ADR	191,291	10,529
Intertek Group PLC	69,600	3,718
ITV PLC	834,700	2,555
Johnson Matthey PLC	65,619	3,161
Legal & General Group PLC	392,976	1,363
Lloyds Banking Group PLC (a)	4,740,899	5,864
M&C Saatchi PLC	887,505	4,372
Prudential PLC	125,264	2,562
Reckitt Benckiser Group PLC	39,300	3,055
Rightmove PLC	28,000	1,191
Rio Tinto PLC	101,332	5,127
Rolls-Royce Group PLC	164,274	3,029
Royal Bank of Scotland Group PLC (a)	120,080	707
Royal Dutch Shell PLC:
Class A (United Kingdom)	190,886	6,357
Class B (United Kingdom)	158,266	5,479
Royal Mail PLC	51,800	465
SABMiller PLC	155,100	8,092
Standard Chartered PLC (United Kingdom)	138,470	3,329
Sthree PLC	190,600	1,099
Taylor Wimpey PLC	1,110,300	1,962
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Travis Perkins PLC	202,600	$ 6,029
William Hill PLC	757,866	4,872
TOTAL UNITED KINGDOM		132,599
United States of America - 5.9%
BlackRock, Inc. Class A	5,300	1,594
Deckers Outdoor Corp. (a)(d)	52,400	3,607
Dunkin' Brands Group, Inc.	59,700	2,846
eBay, Inc. (a)	27,400	1,444
GNC Holdings, Inc.	43,100	2,535
Google, Inc. Class A (a)	7,000	7,214
LinkedIn Corp. (a)	7,700	1,722
MercadoLibre, Inc. (d)	22,100	2,975
Monsanto Co.	17,800	1,867
priceline.com, Inc. (a)	3,700	3,899
Tiffany & Co., Inc.	47,200	3,737
TripAdvisor, Inc. (a)	24,300	2,010
Visa, Inc. Class A	27,700	5,448
Yahoo!, Inc. (a)	62,900	2,071
TOTAL UNITED STATES OF AMERICA		42,969
TOTAL COMMON STOCKS (Cost $558,720)		715,344
Nonconvertible Preferred Stocks - 1.3%

Germany - 1.3%
Sartorius AG (non-vtg.)	16,700	1,762
Volkswagen AG	30,000	7,625
TOTAL GERMANY		9,387
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	14,127,564	23
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,845)		9,410
Money Market Funds - 2.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.09% (b)	2,240,809	$ 2,241
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	17,322,650	17,323
TOTAL MONEY MARKET FUNDS (Cost $19,564)		19,564
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $585,129)		744,318
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(15,912)
NET ASSETS - 100%		$ 728,406
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $155,000 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4
Fidelity Securities Lending Cash Central Fund	346
Total	$ 350
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 198,182	$ 157,586	$ 40,596	$ -
Consumer Staples	80,796	46,190	34,606	-
Energy	23,950	7,689	16,261	-
Financials	142,763	77,615	65,148	-
Health Care	57,164	41,802	15,362	-
Industrials	57,755	39,173	18,582	-
Information Technology	105,414	77,587	27,827	-
Materials	43,340	16,532	26,808	-
Telecommunication Services	15,390	1,545	13,845	-
Money Market Funds	19,564	19,564	-	-
Total Investments in Securities:	$ 744,318	$ 485,283	$ 259,035	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 66,987
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $17,155) - See accompanying schedule: Unaffiliated issuers (cost $565,565)	$ 724,754
Fidelity Central Funds (cost $19,564)	19,564
Total Investments (cost $585,129)		$ 744,318
Receivable for investments sold		2,978
Receivable for fund shares sold		345
Dividends receivable		1,923
Distributions receivable from Fidelity Central Funds		15
Prepaid expenses		2
Other receivables		92
Total assets		749,673

Liabilities
Payable to custodian bank	$ 231
Payable for investments purchased	2,101
Payable for fund shares redeemed	782
Accrued management fee	414
Distribution and service plan fees payable	169
Other affiliated payables	154
Other payables and accrued expenses	93
Collateral on securities loaned, at value	17,323
Total liabilities		21,267

Net Assets		$ 728,406
Net Assets consist of:
Paid in capital		$ 673,102
Undistributed net investment income		6,237
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(110,102)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		159,169
Net Assets		$ 728,406

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,632 ÷ 3,175.5 shares)	$ 21.61

Maximum offering price per share (100/94.25 of $21.61)	$ 22.93
Class T: Net Asset Value and redemption price per share ($328,794 ÷ 14,834.4 shares)	$ 22.16

Maximum offering price per share (100/96.50 of $22.16)	$ 22.96
Class B: Net Asset Value and offering price per share ($2,945 ÷ 140.1 shares)A	$ 21.02

Class C: Net Asset Value and offering price per share ($20,768 ÷ 979.2 shares)A	$ 21.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($307,267 ÷ 13,923.1 shares)	$ 22.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 15,738
Income from Fidelity Central Funds		350
Income before foreign taxes withheld		16,088
Less foreign taxes withheld		(1,092)
Total income		14,996

Expenses
Management fee Basic fee	$ 4,661
Performance adjustment	206
Transfer agent fees	1,443
Distribution and service plan fees	1,840
Accounting and security lending fees	329
Custodian fees and expenses	110
Independent trustees' compensation	4
Registration fees	65
Audit	76
Legal	3
Miscellaneous	7
Total expenses before reductions	8,744
Expense reductions	(111)	8,633
Net investment income (loss)		6,363
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,747
Foreign currency transactions	(236)
Total net realized gain (loss)		35,511
Change in net unrealized appreciation (depreciation) on: Investment securities	138,904
Assets and liabilities in foreign currencies	31
Total change in net unrealized appreciation (depreciation)		138,935
Net gain (loss)		174,446
Net increase (decrease) in net assets resulting from operations		$ 180,809

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,363	$ 9,229
Net realized gain (loss)	35,511	(23,653)
Change in net unrealized appreciation (depreciation)	138,935	44,859
Net increase (decrease) in net assets resulting from operations	180,809	30,435
Distributions to shareholders from net investment income	(8,840)	(10,172)
Distributions to shareholders from net realized gain	(1,437)	-
Total distributions	(10,277)	(10,172)
Share transactions - net increase (decrease)	(49,806)	(148,253)
Redemption fees	12	13
Total increase (decrease) in net assets	120,738	(127,977)

Net Assets
Beginning of period	607,668	735,645
End of period (including undistributed net investment income of $6,237 and undistributed net investment income of $8,714, respectively)	$ 728,406	$ 607,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.76	$ 16.13	$ 17.77	$ 15.68	$ 13.56
Income from Investment Operations
Net investment income (loss) C	.17	.23	.16	.17	.24
Net realized and unrealized gain (loss)	4.97	.64	(1.54)	2.16	2.12
Total from investment operations	5.14	.87	(1.38)	2.33	2.36
Distributions from net investment income	(.25)	(.24)	(.21)	(.21)	(.24)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.29)	(.24)	(.26)	(.24)	(.24)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.61	$ 16.76	$ 16.13	$ 17.77	$ 15.68
Total Return A, B	31.13%	5.51%	(7.95)%	14.99%	17.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.37%	1.33%	1.34%	1.36%	1.36%
Expenses net of fee waivers, if any	1.37%	1.33%	1.34%	1.36%	1.36%
Expenses net of all reductions	1.36%	1.32%	1.32%	1.33%	1.33%
Net investment income (loss)	.91%	1.43%	.90%	1.04%	1.79%
Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 60	$ 60	$ 70	$ 72
Portfolio turnover rate E	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.16	$ 16.50	$ 18.18	$ 16.03	$ 13.84
Income from Investment Operations
Net investment income (loss) C	.14	.20	.13	.14	.22
Net realized and unrealized gain (loss)	5.11	.66	(1.59)	2.23	2.17
Total from investment operations	5.25	.86	(1.46)	2.37	2.39
Distributions from net investment income	(.21)	(.20)	(.17)	(.19)	(.20)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.25)	(.20)	(.22)	(.22)	(.20)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 22.16	$ 17.16	$ 16.50	$ 18.18	$ 16.03
Total Return A, B	30.96%	5.32%	(8.17)%	14.88%	17.70%
Ratios to Average Net Assets D, F
Expenses before reductions	1.53%	1.51%	1.52%	1.53%	1.57%
Expenses net of fee waivers, if any	1.53%	1.51%	1.51%	1.53%	1.57%
Expenses net of all reductions	1.52%	1.50%	1.49%	1.50%	1.54%
Net investment income (loss)	.74%	1.25%	.73%	.86%	1.58%
Supplemental Data
Net assets, end of period (in millions)	$ 329	$ 271	$ 305	$ 371	$ 367
Portfolio turnover rate E	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.25	$ 15.58	$ 17.18	$ 15.16	$ 13.02
Income from Investment Operations
Net investment income (loss) C	.03	.10	.03	.04	.13
Net realized and unrealized gain (loss)	4.85	.63	(1.51)	2.10	2.08
Total from investment operations	4.88	.73	(1.48)	2.14	2.21
Distributions from net investment income	(.07)	(.06)	(.08)	(.09)	(.07)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.11)	(.06)	(.12) H	(.12)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.02	$ 16.25	$ 15.58	$ 17.18	$ 15.16
Total Return A, B	30.21%	4.72%	(8.67)%	14.15%	17.09%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.09%	2.10%	2.11%	2.12%
Expenses net of fee waivers, if any	2.12%	2.09%	2.09%	2.11%	2.12%
Expenses net of all reductions	2.11%	2.07%	2.07%	2.09%	2.08%
Net investment income (loss)	.16%	.67%	.15%	.28%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$ 3	$ 3	$ 4	$ 7	$ 8
Portfolio turnover rate E	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.43	$ 15.78	$ 17.39	$ 15.36	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.03	.11	.03	.05	.14
Net realized and unrealized gain (loss)	4.89	.64	(1.52)	2.12	2.09
Total from investment operations	4.92	.75	(1.49)	2.17	2.23
Distributions from net investment income	(.10)	(.10)	(.07)	(.11)	(.09)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.14)	(.10)	(.12)	(.14)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.21	$ 16.43	$ 15.78	$ 17.39	$ 15.36
Total Return A, B	30.16%	4.78%	(8.67)%	14.17%	17.06%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.09%	2.09%	2.10%	2.11%
Expenses net of fee waivers, if any	2.12%	2.09%	2.09%	2.10%	2.11%
Expenses net of all reductions	2.10%	2.07%	2.07%	2.08%	2.08%
Net investment income (loss)	.16%	.67%	.15%	.29%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 21	$ 16	$ 19	$ 22	$ 23
Portfolio turnover rate E	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.11	$ 16.45	$ 18.10	$ 15.95	$ 13.83
Income from Investment Operations
Net investment income (loss) B	.24	.29	.23	.22	.29
Net realized and unrealized gain (loss)	5.08	.65	(1.59)	2.23	2.14
Total from investment operations	5.32	.94	(1.36)	2.45	2.43
Distributions from net investment income	(.31)	(.28)	(.24)	(.27)	(.31)
Distributions from net realized gain	(.04)	-	(.05)	(.03)	-
Total distributions	(.36) G	(.28)	(.29)	(.30)	(.31)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 22.07	$ 17.11	$ 16.45	$ 18.10	$ 15.95
Total Return A	31.63%	5.91%	(7.70)%	15.49%	18.32%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	.99%	1.00%	1.01%	1.06%
Expenses net of fee waivers, if any	1.02%	.99%	.99%	1.01%	1.06%
Expenses net of all reductions	1.01%	.97%	.97%	.98%	1.02%
Net investment income (loss)	1.26%	1.77%	1.25%	1.39%	2.10%
Supplemental Data
Net assets, end of period (in millions)	$ 307	$ 257	$ 349	$ 678	$ 727
Portfolio turnover rate D	37%	36%	44%	53%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.36 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 180,916
Gross unrealized depreciation	(36,129)
Net unrealized appreciation (depreciation) on securities and other investments	$ 144,787

Tax Cost	$ 599,531

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,800
Capital loss carryforward	$ (98,262)
Net unrealized appreciation (depreciation)	$ 144,767

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (98,262)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 10,277	$ 10,172

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $241,808 and $291,770, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 160	$ 5
Class T	.25%	.25%	1,478	8
Class B	.75%	.25%	28	22
Class C	.75%	.25%	174	15
			$ 1,840	$ 50

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6
Class T	4
Class B*	3
Class C*	3
$ 16

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 191.30
Class T	628.21
Class B	8.30
Class C	52.30
Institutional Class	564.20
	$ 1,443

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $346, including four hundred eighty two dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $111 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 874	$ 862
Class T	3,206	3,589
Class B	13	16
Class C	95	112
Institutional Class	4,652	5,593
Total	$ 8,840	$ 10,172
From net realized gain
Class A	$ 144	$ -
Class T	638	-
Class B	7	-
Class C	40	-
Institutional Class	608	-
Total	$ 1,437	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	381	700	$ 7,246	$ 11,104
Reinvestment of distributions	56	52	948	791
Shares redeemed	(864)	(848)	(16,342)	(13,551)
Net increase (decrease)	(427)	(96)	$ (8,148)	$ (1,656)
Class T
Shares sold	2,667	2,695	$ 51,520	$ 44,183
Reinvestment of distributions	214	223	3,745	3,491
Shares redeemed	(3,829)	(5,589)	(73,469)	(91,072)
Net increase (decrease)	(948)	(2,671)	$ (18,204)	$ (43,398)
Class B
Shares sold	15	2	$ 313	$ 26
Reinvestment of distributions	1	1	18	14
Shares redeemed	(62)	(84)	(1,123)	(1,311)
Net increase (decrease)	(46)	(81)	$ (792)	$ (1,271)
Class C
Shares sold	200	103	$ 3,879	$ 1,613
Reinvestment of distributions	7	6	120	94
Shares redeemed	(208)	(317)	(3,808)	(4,983)
Net increase (decrease)	(1)	(208)	$ 191	$ (3,276)
Institutional Class
Shares sold	958	2,281	$ 18,221	$ 36,498
Reinvestment of distributions	298	353	5,176	5,475
Shares redeemed	(2,370)	(8,781)	(46,250)	(140,625)
Net increase (decrease)	(1,114)	(6,147)	$ (22,853)	$ (98,652)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.239	$0.080

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Institutional Class designates 1% of the dividends distributed in December 2012 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.310	$0.0147

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

OSI-UANN-1213
1.784768.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value Leaders

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	21.81%	10.06%	4.43%
Class T (incl. 3.50% sales charge)	24.45%	10.32%	4.41%
Class B (incl. contingent deferred sales charge) A	23.31%	10.26%	4.49%
Class C (incl. contingent deferred sales charge) B	27.27%	10.54%	4.26%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as equity benchmarks ripped through records during the 12 months ending October 31, 2013, despite volatility at either end of the period. Advances were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index set a series of new highs in rising 27.18% for the period, while the blue-chip Dow Jones Industrial AverageSM also hit major milestones en route to a 21.82% gain. The Nasdaq Composite Index® had an even hotter run, up 33.54% amid a resurgence in growth-oriented stocks. Markets slipped on early-period anxiety around the U.S. presidential election and federal debt-ceiling deadline, but quickly rebounded, steadily rising through late May. News that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stocks in flux over the summer. By September, the Fed had put aside any imminent tapering, but markets remained skittish over a potential U.S. military strike in Syria and, later, a U.S. budget impasse that briefly shuttered government in October. Resolution of these issues saw markets homing in on all-time peaks at period end. Elsewhere, non-U.S. developed-markets equities continued to rebound, with the MSCI® EAFE® Index adding 27.02%.

Comments from Michael Chren, Portfolio Manager of Fidelity Advisor® Value Leaders Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 29.24%, 28.97%, 28.31% and 28.27%, respectively (excluding sales charges). In comparison, the benchmark Russell 1000® Value Index increased 28.29%. Relative to the Russell index, the fund benefited from favorable positioning within the financials sector. Within this group, online brokerage company E*TRADE Financial was a notable contributor. The stock benefited from increased strength in its brokerage and mortgage business, and I substantially decreased my exposure as shares climbed higher. A beneficial overweighting in the information technology sector, along with good stock picking in energy and telecommunication services, also helped. Within tech, Internet search company Yahoo! added to relative performance. After initiating and building a position during the period, I gradually reduced my stake as the stock approached my price target. In contrast, the fund was hurt by a single poor investment in the materials sector - Newmont Mining - and subpar positioning in health care and industrials. With respect to Newmont, its stock fell alongside gold prices during the period, and relative performance suffered as a result. The fund's higher-than-usual cash position also hampered results in an up market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.25%
Actual		$ 1,000.00	$ 1,119.00	$ 6.68
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 1,117.00	$ 8.00
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,114.80	$ 10.66
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 1,114.40	$ 10.66
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,120.00	$ 5.08
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.1	4.5
Pfizer, Inc.	4.4	5.0
Merck & Co., Inc.	3.3	4.0
Exxon Mobil Corp.	3.3	4.4
Occidental Petroleum Corp.	2.9	2.6
Apache Corp.	2.7	0.4
Citigroup, Inc.	2.7	3.5
JPMorgan Chase & Co.	2.5	2.4
Zoetis, Inc. Class A	2.4	1.7
Wells Fargo & Co.	2.0	2.0
	31.3
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	25.2
Information Technology	15.2	12.8
Energy	12.5	16.5
Health Care	11.0	11.9
Consumer Staples	6.6	7.8
Asset Allocation (% of fund's net assets)
As of October 31, 2013*		As of April 30, 2013**
	Stocks and Equity Futures 94.5%		Stocks 94.5%
	Short-Term Investments and Net Other Assets (Liabilities) 5.5%		Short-Term Investments and Net Other Assets (Liabilities) 5.5%
* Foreign investments	0.9%	** Foreign investments	1.9%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 1.0%
Johnson Controls, Inc.	6,003	$ 277,038
Automobiles - 1.3%
Ford Motor Co.	10,673	182,615
General Motors Co. (a)	5,200	192,140
		374,755
Diversified Consumer Services - 1.0%
Apollo Group, Inc. Class A (non-vtg.) (a)(d)	5,054	134,891
DeVry, Inc. (d)	4,067	146,005
		280,896
Media - 0.7%
DISH Network Corp. Class A	4,406	212,369
Specialty Retail - 0.5%
Foot Locker, Inc.	4,400	152,680
TOTAL CONSUMER DISCRETIONARY		1,297,738
CONSUMER STAPLES - 6.6%
Beverages - 0.3%
PepsiCo, Inc.	900	75,681
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	3,990	248,417
Wal-Mart Stores, Inc.	4,542	348,599
		597,016
Food Products - 2.3%
Kraft Foods Group, Inc.	6,633	360,703
Mondelez International, Inc.	9,302	312,919
		673,622
Household Products - 1.9%
Procter & Gamble Co.	6,829	551,442
TOTAL CONSUMER STAPLES		1,897,761
ENERGY - 12.5%
Energy Equipment & Services - 0.7%
Cameron International Corp. (a)	3,123	171,328
Halliburton Co.	673	35,689
		207,017
Oil, Gas & Consumable Fuels - 11.8%
Anadarko Petroleum Corp.	3,773	359,529
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Apache Corp.	8,668	$ 769,718
Chevron Corp.	3,925	470,843
Exxon Mobil Corp.	10,605	950,420
Occidental Petroleum Corp.	8,737	839,451
		3,389,961
TOTAL ENERGY		3,596,978
FINANCIALS - 26.3%
Capital Markets - 5.9%
Ares Capital Corp.	9,100	158,067
Bank of New York Mellon Corp.	6,700	213,060
Carlyle Group LP	5,100	157,692
E*TRADE Financial Corp. (a)	22,690	383,688
Goldman Sachs Group, Inc.	1,483	238,555
Raymond James Financial, Inc.	4,841	220,992
State Street Corp.	4,632	324,564
		1,696,618
Commercial Banks - 6.6%
Fifth Third Bancorp	18,605	354,053
KeyCorp	39,681	497,203
U.S. Bancorp	6,971	260,437
Wells Fargo & Co.	13,326	568,887
Zions Bancorporation	7,747	219,782
		1,900,362
Consumer Finance - 2.1%
Capital One Financial Corp.	7,500	515,025
Springleaf Holdings, Inc.	4,400	89,452
		604,477
Diversified Financial Services - 6.6%
Bank of America Corp.	29,755	415,380
Citigroup, Inc.	15,725	767,066
JPMorgan Chase & Co.	14,025	722,849
		1,905,295
Insurance - 4.7%
Allstate Corp.	3,840	203,750
American International Group, Inc.	4,564	235,731
Fidelity National Financial, Inc. Class A	9,860	277,559
MetLife, Inc.	788	37,280
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Reinsurance Group of America, Inc.	2,336	$ 166,276
The Chubb Corp.	1,887	173,755
XL Group PLC Class A	8,331	254,679
		1,349,030
Real Estate Investment Trusts - 0.4%
HCP, Inc.	2,600	107,900
TOTAL FINANCIALS		7,563,682
HEALTH CARE - 11.0%
Health Care Providers & Services - 0.9%
HCA Holdings, Inc.	3,700	174,418
WellPoint, Inc.	1,000	84,800
		259,218
Pharmaceuticals - 10.1%
Merck & Co., Inc.	21,250	958,163
Pfizer, Inc.	41,178	1,263,341
Zoetis, Inc. Class A	21,200	671,192
		2,892,696
TOTAL HEALTH CARE		3,151,914
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.2%
Textron, Inc.	12,092	348,129
Industrial Conglomerates - 5.1%
General Electric Co.	55,549	1,452,052
TOTAL INDUSTRIALS		1,800,181
INFORMATION TECHNOLOGY - 15.2%
Communications Equipment - 1.7%
Cisco Systems, Inc.	22,364	503,190
Computers & Peripherals - 2.2%
Apple, Inc.	1,000	522,350
Hewlett-Packard Co.	4,658	113,515
		635,865
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)	7,155	235,614
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 0.8%
Global Payments, Inc.	2,800	$ 166,544
The Western Union Co.	4,400	74,888
		241,432
Office Electronics - 1.3%
Xerox Corp.	36,976	367,541
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom Corp. Class A	17,218	460,065
Intel Corp.	3,262	79,691
		539,756
Software - 6.5%
Activision Blizzard, Inc.	31,926	531,249
Comverse, Inc.	7,035	222,165
Microsoft Corp.	8,238	291,213
Symantec Corp.	17,398	395,631
Verint Systems, Inc. (a)	11,500	419,980
		1,860,238
TOTAL INFORMATION TECHNOLOGY		4,383,636
MATERIALS - 5.3%
Chemicals - 2.1%
The Dow Chemical Co.	7,241	285,802
The Mosaic Co.	7,100	325,535
		611,337
Containers & Packaging - 0.7%
Crown Holdings, Inc. (a)	4,775	208,190
Metals & Mining - 2.5%
Freeport-McMoRan Copper & Gold, Inc.	6,749	248,093
Newmont Mining Corp.	17,112	466,473
		714,566
TOTAL MATERIALS		1,534,093
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	11,133	403,015
Level 3 Communications, Inc. (a)	9,700	296,335
tw telecom, Inc. (a)	2,376	74,892
		774,242
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.2%
T-Mobile U.S., Inc. (a)	12,185	$ 337,890
TOTAL TELECOMMUNICATION SERVICES		1,112,132
UTILITIES - 1.1%
Multi-Utilities - 1.1%
CenterPoint Energy, Inc.	8,300	204,180
Sempra Energy	1,139	103,808
		307,988
TOTAL COMMON STOCKS (Cost $24,230,066)		26,646,103
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 11/7/13 to 12/12/13 (e) (Cost $40,000)	$ 40,000	39,999
Money Market Funds - 8.6%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	2,169,986	2,169,986
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	298,092	298,092
TOTAL MONEY MARKET FUNDS (Cost $2,468,078)		2,468,078
TOTAL PORTFOLIO - 101.5% (Cost $26,738,144)		29,154,180
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(420,242)
NET ASSETS - 100%		$ 28,733,938
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6 ICE Russell 1000 Value Index Contracts (United States)	Dec. 2013	$ 528,840	$ 12,341
The face value of futures purchased as a percentage of net assets is 1.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,999.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,697
Fidelity Securities Lending Cash Central Fund	10,239
Total	$ 11,936
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,297,738	$ 1,297,738	$ -	$ -
Consumer Staples	1,897,761	1,897,761	-	-
Energy	3,596,978	3,596,978	-	-
Financials	7,563,682	7,563,682	-	-
Health Care	3,151,914	3,151,914	-	-
Industrials	1,800,181	1,800,181	-	-
Information Technology	4,383,636	4,383,636	-	-
Materials	1,534,093	1,534,093	-	-
Telecommunication Services	1,112,132	1,112,132	-	-
Utilities	307,988	307,988	-	-
U.S. Government and Government Agency Obligations	39,999	-	39,999	-
Money Market Funds	2,468,078	2,468,078	-	-
Total Investments in Securities:	$ 29,154,180	$ 29,114,181	$ 39,999	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 12,341	$ 12,341	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 12,341	$ -
Total Equity Risk	$ 12,341	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $280,998) - See accompanying schedule: Unaffiliated issuers (cost $24,270,066)	$ 26,686,102
Fidelity Central Funds (cost $2,468,078)	2,468,078
Total Investments (cost $26,738,144)		$ 29,154,180
Cash		31,069
Receivable for investments sold		531,548
Receivable for fund shares sold		5,580
Dividends receivable		18,637
Distributions receivable from Fidelity Central Funds		213
Prepaid expenses		91
Other receivables		1,953
Total assets		29,743,271

Liabilities
Payable for investments purchased	$ 620,543
Payable for fund shares redeemed	19,695
Accrued management fee	11,136
Distribution and service plan fees payable	10,021
Payable for daily variation margin for derivative instruments	1,680
Other affiliated payables	7,457
Other payables and accrued expenses	40,709
Collateral on securities loaned, at value	298,092
Total liabilities		1,009,333

Net Assets		$ 28,733,938
Net Assets consist of:
Paid in capital		$ 57,892,618
Distributions in excess of net investment income		(51,694)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,535,364)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,428,378
Net Assets		$ 28,733,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,338,829 ÷ 1,117,544 shares)	$ 13.73

Maximum offering price per share (100/94.25 of $13.73)	$ 14.57
Class T: Net Asset Value and redemption price per share ($6,568,903 ÷ 477,761 shares)	$ 13.75

Maximum offering price per share (100/96.50 of $13.75)	$ 14.25
Class B: Net Asset Value and offering price per share ($719,191 ÷ 52,882 shares)A	$ 13.60

Class C: Net Asset Value and offering price per share ($4,339,785 ÷ 322,928 shares)A	$ 13.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,767,230 ÷ 127,957 shares)	$ 13.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 546,104
Interest		12
Income from Fidelity Central Funds		11,936
Total income		558,052

Expenses
Management fee Basic fee	$ 151,230
Performance adjustment	(70,444)
Transfer agent fees	79,366
Distribution and service plan fees	115,617
Accounting and security lending fees	10,617
Custodian fees and expenses	13,857
Independent trustees' compensation	156
Registration fees	59,081
Audit	49,488
Legal	139
Miscellaneous	212
Total expenses before reductions	409,319
Expense reductions	(27,941)	381,378
Net investment income (loss)		176,674
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,418,690
Foreign currency transactions	(1,543)
Futures contracts	8,798
Total net realized gain (loss)		3,425,945
Change in net unrealized appreciation (depreciation) on: Investment securities	3,241,018
Assets and liabilities in foreign currencies	50
Futures contracts	13,825
Total change in net unrealized appreciation (depreciation)		3,254,893
Net gain (loss)		6,680,838
Net increase (decrease) in net assets resulting from operations		$ 6,857,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 176,674	$ 298,627
Net realized gain (loss)	3,425,945	(41,874)
Change in net unrealized appreciation (depreciation)	3,254,893	2,306,061
Net increase (decrease) in net assets resulting from operations	6,857,512	2,562,814
Distributions to shareholders from net investment income	(419,258)	(279,421)
Distributions to shareholders from net realized gain	-	(11,550)
Total distributions	(419,258)	(290,971)
Share transactions - net increase (decrease)	(3,943,841)	(5,178,957)
Total increase (decrease) in net assets	2,494,413	(2,907,114)

Net Assets
Beginning of period	26,239,525	29,146,639
End of period (including distributions in excess of net investment income of $51,694 and undistributed net investment income of $192,867, respectively)	$ 28,733,938	$ 26,239,525

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.82	$ 9.96	$ 10.12	$ 9.30	$ 8.63
Income from Investment Operations
Net investment income (loss) C	.10	.13	.10	.07 F	.09
Net realized and unrealized gain (loss)	3.01	.85	(.14)	.85	.75
Total from investment operations	3.11	.98	(.04)	.92	.84
Distributions from net investment income	(.20)	(.12)	(.11)	(.09)	(.17)
Distributions from net realized gain	-	- H	(.01)	(.01)	-
Total distributions	(.20)	(.12)	(.12)	(.10)	(.17)
Net asset value, end of period	$ 13.73	$ 10.82	$ 9.96	$ 10.12	$ 9.30
Total Return A,B	29.24%	10.00%	(.40)%	9.91%	10.13%
Ratios to Average Net Assets D,G
Expenses before reductions	1.33%	1.28%	1.24%	1.22%	1.25%
Expenses net of fee waivers, if any	1.25%	1.25%	1.24%	1.22%	1.25%
Expenses net of all reductions	1.23%	1.24%	1.23%	1.21%	1.25%
Net investment income (loss)	.82%	1.26%	.91%	.75% F	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,339	$ 14,705	$ 15,484	$ 25,431	$ 28,585
Portfolio turnover rate E	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .57%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.82	$ 9.96	$ 10.08	$ 9.27	$ 8.58
Income from Investment Operations
Net investment income (loss) C	.07	.10	.07	.05 F	.07
Net realized and unrealized gain (loss)	3.02	.85	(.13)	.84	.75
Total from investment operations	3.09	.95	(.06)	.89	.82
Distributions from net investment income	(.16)	(.09)	(.05)	(.07)	(.13)
Distributions from net realized gain	-	- H	(.01)	(.01)	-
Total distributions	(.16)	(.09)	(.06)	(.08)	(.13)
Net asset value, end of period	$ 13.75	$ 10.82	$ 9.96	$ 10.08	$ 9.27
Total Return A,B	28.97%	9.68%	(.64)%	9.62%	9.90%
Ratios to Average Net Assets D,G
Expenses before reductions	1.60%	1.55%	1.49%	1.45%	1.50%
Expenses net of fee waivers, if any	1.50%	1.50%	1.49%	1.45%	1.50%
Expenses net of all reductions	1.48%	1.49%	1.48%	1.45%	1.49%
Net investment income (loss)	.57%	1.01%	.67%	.52% F	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,569	$ 6,145	$ 8,254	$ 12,735	$ 20,652
Portfolio turnover rate E	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.70	$ 9.84	$ 9.99	$ 9.18	$ 8.47
Income from Investment Operations
Net investment income (loss) C	.01	.05	.02	- F,H	.03
Net realized and unrealized gain (loss)	2.99	.85	(.13)	.84	.74
Total from investment operations	3.00	.90	(.11)	.84	.77
Distributions from net investment income	(.10)	(.03)	(.03)	(.02)	(.06)
Distributions from net realized gain	-	- H	(.01)	(.01)	-
Total distributions	(.10)	(.04) I	(.04)	(.03)	(.06)
Net asset value, end of period	$ 13.60	$ 10.70	$ 9.84	$ 9.99	$ 9.18
Total Return A,B	28.31%	9.14%	(1.14)%	9.11%	9.19%
Ratios to Average Net Assets D,G
Expenses before reductions	2.10%	2.04%	1.99%	1.97%	2.00%
Expenses net of fee waivers, if any	2.00%	2.00%	1.99%	1.97%	2.00%
Expenses net of all reductions	1.98%	1.99%	1.98%	1.97%	2.00%
Net investment income (loss)	.07%	.51%	.16%	(.01)% F	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 719	$ 895	$ 1,110	$ 1,605	$ 1,989
Portfolio turnover rate E	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.004 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 9.75	$ 9.92	$ 9.11	$ 8.44
Income from Investment Operations
Net investment income (loss) C	.01	.05	.02	- G,I	.03
Net realized and unrealized gain (loss)	2.95	.84	(.13)	.83	.73
Total from investment operations	2.96	.89	(.11)	.83	.76
Distributions from net investment income	(.11)	(.05)	(.05)	(.02)	(.09)
Distributions from net realized gain	-	- I	(.01)	(.01)	-
Total distributions	(.11)	(.05)	(.06)	(.02) J	(.09)
Net asset value, end of period	$ 13.44	$ 10.59	$ 9.75	$ 9.92	$ 9.11
Total Return A,B	28.27%	9.21%	(1.18)%	9.12%	9.28%
Ratios to Average Net Assets D,H
Expenses before reductions	2.08%	2.04%	2.00%	1.97%	2.01%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	1.97%	2.00%
Expenses net of all reductions	1.97%	1.99%	1.98%	1.97%	2.00%
Net investment income (loss)	.07%	.51%	.16%	.00% G,F	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,340	$ 3,299	$ 3,775	$ 4,139	$ 4,088
Portfolio turnover rate E	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.02 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.04	$ 10.19	$ 9.35	$ 8.70
Income from Investment Operations
Net investment income (loss) B	.14	.18	.14	.10 E	.11
Net realized and unrealized gain (loss)	3.02	.83	(.15)	.86	.74
Total from investment operations	3.16	1.01	(.01)	.96	.85
Distributions from net investment income	(.24)	(.16)	(.13)	(.11)	(.20)
Distributions from net realized gain	-	- G	(.01)	(.01)	-
Total distributions	(.24)	(.16)	(.14)	(.12)	(.20)
Net asset value, end of period	$ 13.81	$ 10.89	$ 10.04	$ 10.19	$ 9.35
Total Return A	29.65%	10.30%	(.11)%	10.28%	10.26%
Ratios to Average Net Assets C,F
Expenses before reductions	.94%	.83%	.89%	.98%	1.00%
Expenses net of fee waivers, if any	.94%	.83%	.89%	.98%	1.00%
Expenses net of all reductions	.92%	.82%	.88%	.97%	1.00%
Net investment income (loss)	1.13%	1.68%	1.27%	.99% E	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,767	$ 1,195	$ 523	$ 841	$ 2,341
Portfolio turnover rate D	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,468,887
Gross unrealized depreciation	(1,586,333)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,882,554

Tax Cost	$ 27,271,626

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (30,989,540)
Net unrealized appreciation (depreciation)	$ 1,882,554

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (16,000,671)
2017	(14,819,668)
2019	(169,201)
Total with expiration	$ (30,989,540)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 419,258	$ 290,971

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $8,798 and a change in net unrealized appreciation (depreciation) of $13,825 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,454,224 and $27,098,333, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,302	$ 401
Class T	.25%	.25%	32,028	120
Class B	.75%	.25%	7,916	6,049
Class C	.75%	.25%	38,371	4,017
			$ 115,617	$ 10,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,503
Class T	1,173
Class B*	599
Class C*	553
$ 7,828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 43,155.29
Class T	19,851.31
Class B	2,385.30
Class C	11,602.30
Institutional Class	2,373.18
	$ 79,366

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,584 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $59 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

8. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,239, and includes $855 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$ 11,291
Class T	1.50%	6,117
Class B	2.00%	783
Class C	2.00%	3,129
		$ 21,320

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,615 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 265,618	$ 180,927
Class T	87,579	68,454
Class B	8,055	3,401
Class C	34,963	18,732
Institutional Class	23,043	7,907
Total	$ 419,258	$ 279,421
From net realized gain
Class A	$ -	$ 6,239
Class T	-	3,111
Class B	-	439
Class C	-	1,561
Institutional Class	-	200
Total	$ -	$ 11,550

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	203,654	281,767	$ 2,521,952	$ 2,860,417
Reinvestment of distributions	23,948	18,760	256,986	179,532
Shares redeemed	(469,651)	(496,141)	(5,674,710)	(5,059,962)
Net increase (decrease)	(242,049)	(195,614)	$ (2,895,772)	$ (2,020,013)
Class T
Shares sold	51,753	48,701	$ 642,034	$ 501,218
Reinvestment of distributions	7,985	7,282	86,093	69,834
Shares redeemed	(149,714)	(317,050)	(1,818,182)	(3,256,292)
Net increase (decrease)	(89,976)	(261,067)	$ (1,090,055)	$ (2,685,240)
Class B
Shares sold	1,256	26	$ 15,666	$ 248
Reinvestment of distributions	676	355	7,246	3,383
Shares redeemed	(32,653)	(29,605)	(386,596)	(301,504)
Net increase (decrease)	(30,721)	(29,224)	$ (363,684)	$ (297,873)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class C
Shares sold	81,393	47,718	$ 983,333	$ 476,581
Reinvestment of distributions	3,063	1,986	32,411	18,732
Shares redeemed	(73,114)	(125,244)	(871,726)	(1,268,866)
Net increase (decrease)	11,342	(75,540)	$ 144,018	$ (773,553)
Institutional Class
Shares sold	46,209	90,752	$ 589,474	$ 942,038
Reinvestment of distributions	2,131	750	22,951	7,203
Shares redeemed	(30,086)	(33,948)	(350,773)	(351,519)
Net increase (decrease)	18,254	57,554	$ 261,652	$ 597,722

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Leaders Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Institutional Class ranked below its competitive median for 2012, the total expense ratio of Class B ranked equal to its competitive median for 2012, and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

(Fidelity Investment logo)(registered trademark)

AVLF-UANN-1213
1.793576.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value Leaders

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	29.65%	11.68%	5.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as equity benchmarks ripped through records during the 12 months ending October 31, 2013, despite volatility at either end of the period. Advances were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index set a series of new highs in rising 27.18% for the period, while the blue-chip Dow Jones Industrial AverageSM also hit major milestones en route to a 21.82% gain. The Nasdaq Composite Index® had an even hotter run, up 33.54% amid a resurgence in growth-oriented stocks. Markets slipped on early-period anxiety around the U.S. presidential election and federal debt-ceiling deadline, but quickly rebounded, steadily rising through late May. News that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stocks in flux over the summer. By September, the Fed had put aside any imminent tapering, but markets remained skittish over a potential U.S. military strike in Syria and, later, a U.S. budget impasse that briefly shuttered government in October. Resolution of these issues saw markets homing in on all-time peaks at period end. Elsewhere, non-U.S. developed-markets equities continued to rebound, with the MSCI® EAFE® Index adding 27.02%.

Comments from Michael Chren, Portfolio Manager of Fidelity Advisor® Value Leaders Fund: For the year ending October 31, 2013, the fund's Institutional Class shares rose 29.65%. In comparison, the benchmark Russell 1000® Value Index increased 28.29%. Relative to the Russell index, the fund benefited from favorable positioning within the financials sector. Within this group, online brokerage company E*TRADE Financial was a notable contributor. The stock benefited from increased strength in its brokerage and mortgage business, and I substantially decreased my exposure as shares climbed higher. A beneficial overweighting in the information technology sector, along with good stock picking in energy and telecommunication services, also helped. Within tech, Internet search company Yahoo! added to relative performance. After initiating and building a position during the period, I gradually reduced my stake as the stock approached my price target. In contrast, the fund was hurt by a single poor investment in the materials sector - Newmont Mining - and subpar positioning in health care and industrials. With respect to Newmont, its stock fell alongside gold prices during the period, and relative performance suffered as a result. The fund's higher-than-usual cash position also hampered results in an up market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.25%
Actual		$ 1,000.00	$ 1,119.00	$ 6.68
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 1,117.00	$ 8.00
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,114.80	$ 10.66
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 1,114.40	$ 10.66
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,120.00	$ 5.08
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.1	4.5
Pfizer, Inc.	4.4	5.0
Merck & Co., Inc.	3.3	4.0
Exxon Mobil Corp.	3.3	4.4
Occidental Petroleum Corp.	2.9	2.6
Apache Corp.	2.7	0.4
Citigroup, Inc.	2.7	3.5
JPMorgan Chase & Co.	2.5	2.4
Zoetis, Inc. Class A	2.4	1.7
Wells Fargo & Co.	2.0	2.0
	31.3
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	25.2
Information Technology	15.2	12.8
Energy	12.5	16.5
Health Care	11.0	11.9
Consumer Staples	6.6	7.8
Asset Allocation (% of fund's net assets)
As of October 31, 2013*		As of April 30, 2013**
	Stocks and Equity Futures 94.5%		Stocks 94.5%
	Short-Term Investments and Net Other Assets (Liabilities) 5.5%		Short-Term Investments and Net Other Assets (Liabilities) 5.5%
* Foreign investments	0.9%	** Foreign investments	1.9%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 1.0%
Johnson Controls, Inc.	6,003	$ 277,038
Automobiles - 1.3%
Ford Motor Co.	10,673	182,615
General Motors Co. (a)	5,200	192,140
		374,755
Diversified Consumer Services - 1.0%
Apollo Group, Inc. Class A (non-vtg.) (a)(d)	5,054	134,891
DeVry, Inc. (d)	4,067	146,005
		280,896
Media - 0.7%
DISH Network Corp. Class A	4,406	212,369
Specialty Retail - 0.5%
Foot Locker, Inc.	4,400	152,680
TOTAL CONSUMER DISCRETIONARY		1,297,738
CONSUMER STAPLES - 6.6%
Beverages - 0.3%
PepsiCo, Inc.	900	75,681
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	3,990	248,417
Wal-Mart Stores, Inc.	4,542	348,599
		597,016
Food Products - 2.3%
Kraft Foods Group, Inc.	6,633	360,703
Mondelez International, Inc.	9,302	312,919
		673,622
Household Products - 1.9%
Procter & Gamble Co.	6,829	551,442
TOTAL CONSUMER STAPLES		1,897,761
ENERGY - 12.5%
Energy Equipment & Services - 0.7%
Cameron International Corp. (a)	3,123	171,328
Halliburton Co.	673	35,689
		207,017
Oil, Gas & Consumable Fuels - 11.8%
Anadarko Petroleum Corp.	3,773	359,529
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Apache Corp.	8,668	$ 769,718
Chevron Corp.	3,925	470,843
Exxon Mobil Corp.	10,605	950,420
Occidental Petroleum Corp.	8,737	839,451
		3,389,961
TOTAL ENERGY		3,596,978
FINANCIALS - 26.3%
Capital Markets - 5.9%
Ares Capital Corp.	9,100	158,067
Bank of New York Mellon Corp.	6,700	213,060
Carlyle Group LP	5,100	157,692
E*TRADE Financial Corp. (a)	22,690	383,688
Goldman Sachs Group, Inc.	1,483	238,555
Raymond James Financial, Inc.	4,841	220,992
State Street Corp.	4,632	324,564
		1,696,618
Commercial Banks - 6.6%
Fifth Third Bancorp	18,605	354,053
KeyCorp	39,681	497,203
U.S. Bancorp	6,971	260,437
Wells Fargo & Co.	13,326	568,887
Zions Bancorporation	7,747	219,782
		1,900,362
Consumer Finance - 2.1%
Capital One Financial Corp.	7,500	515,025
Springleaf Holdings, Inc.	4,400	89,452
		604,477
Diversified Financial Services - 6.6%
Bank of America Corp.	29,755	415,380
Citigroup, Inc.	15,725	767,066
JPMorgan Chase & Co.	14,025	722,849
		1,905,295
Insurance - 4.7%
Allstate Corp.	3,840	203,750
American International Group, Inc.	4,564	235,731
Fidelity National Financial, Inc. Class A	9,860	277,559
MetLife, Inc.	788	37,280
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Reinsurance Group of America, Inc.	2,336	$ 166,276
The Chubb Corp.	1,887	173,755
XL Group PLC Class A	8,331	254,679
		1,349,030
Real Estate Investment Trusts - 0.4%
HCP, Inc.	2,600	107,900
TOTAL FINANCIALS		7,563,682
HEALTH CARE - 11.0%
Health Care Providers & Services - 0.9%
HCA Holdings, Inc.	3,700	174,418
WellPoint, Inc.	1,000	84,800
		259,218
Pharmaceuticals - 10.1%
Merck & Co., Inc.	21,250	958,163
Pfizer, Inc.	41,178	1,263,341
Zoetis, Inc. Class A	21,200	671,192
		2,892,696
TOTAL HEALTH CARE		3,151,914
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.2%
Textron, Inc.	12,092	348,129
Industrial Conglomerates - 5.1%
General Electric Co.	55,549	1,452,052
TOTAL INDUSTRIALS		1,800,181
INFORMATION TECHNOLOGY - 15.2%
Communications Equipment - 1.7%
Cisco Systems, Inc.	22,364	503,190
Computers & Peripherals - 2.2%
Apple, Inc.	1,000	522,350
Hewlett-Packard Co.	4,658	113,515
		635,865
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)	7,155	235,614
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 0.8%
Global Payments, Inc.	2,800	$ 166,544
The Western Union Co.	4,400	74,888
		241,432
Office Electronics - 1.3%
Xerox Corp.	36,976	367,541
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom Corp. Class A	17,218	460,065
Intel Corp.	3,262	79,691
		539,756
Software - 6.5%
Activision Blizzard, Inc.	31,926	531,249
Comverse, Inc.	7,035	222,165
Microsoft Corp.	8,238	291,213
Symantec Corp.	17,398	395,631
Verint Systems, Inc. (a)	11,500	419,980
		1,860,238
TOTAL INFORMATION TECHNOLOGY		4,383,636
MATERIALS - 5.3%
Chemicals - 2.1%
The Dow Chemical Co.	7,241	285,802
The Mosaic Co.	7,100	325,535
		611,337
Containers & Packaging - 0.7%
Crown Holdings, Inc. (a)	4,775	208,190
Metals & Mining - 2.5%
Freeport-McMoRan Copper & Gold, Inc.	6,749	248,093
Newmont Mining Corp.	17,112	466,473
		714,566
TOTAL MATERIALS		1,534,093
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	11,133	403,015
Level 3 Communications, Inc. (a)	9,700	296,335
tw telecom, Inc. (a)	2,376	74,892
		774,242
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.2%
T-Mobile U.S., Inc. (a)	12,185	$ 337,890
TOTAL TELECOMMUNICATION SERVICES		1,112,132
UTILITIES - 1.1%
Multi-Utilities - 1.1%
CenterPoint Energy, Inc.	8,300	204,180
Sempra Energy	1,139	103,808
		307,988
TOTAL COMMON STOCKS (Cost $24,230,066)		26,646,103
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 11/7/13 to 12/12/13 (e) (Cost $40,000)	$ 40,000	39,999
Money Market Funds - 8.6%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	2,169,986	2,169,986
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	298,092	298,092
TOTAL MONEY MARKET FUNDS (Cost $2,468,078)		2,468,078
TOTAL PORTFOLIO - 101.5% (Cost $26,738,144)		29,154,180
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(420,242)
NET ASSETS - 100%		$ 28,733,938
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6 ICE Russell 1000 Value Index Contracts (United States)	Dec. 2013	$ 528,840	$ 12,341
The face value of futures purchased as a percentage of net assets is 1.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,999.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,697
Fidelity Securities Lending Cash Central Fund	10,239
Total	$ 11,936
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,297,738	$ 1,297,738	$ -	$ -
Consumer Staples	1,897,761	1,897,761	-	-
Energy	3,596,978	3,596,978	-	-
Financials	7,563,682	7,563,682	-	-
Health Care	3,151,914	3,151,914	-	-
Industrials	1,800,181	1,800,181	-	-
Information Technology	4,383,636	4,383,636	-	-
Materials	1,534,093	1,534,093	-	-
Telecommunication Services	1,112,132	1,112,132	-	-
Utilities	307,988	307,988	-	-
U.S. Government and Government Agency Obligations	39,999	-	39,999	-
Money Market Funds	2,468,078	2,468,078	-	-
Total Investments in Securities:	$ 29,154,180	$ 29,114,181	$ 39,999	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 12,341	$ 12,341	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 12,341	$ -
Total Equity Risk	$ 12,341	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $280,998) - See accompanying schedule: Unaffiliated issuers (cost $24,270,066)	$ 26,686,102
Fidelity Central Funds (cost $2,468,078)	2,468,078
Total Investments (cost $26,738,144)		$ 29,154,180
Cash		31,069
Receivable for investments sold		531,548
Receivable for fund shares sold		5,580
Dividends receivable		18,637
Distributions receivable from Fidelity Central Funds		213
Prepaid expenses		91
Other receivables		1,953
Total assets		29,743,271

Liabilities
Payable for investments purchased	$ 620,543
Payable for fund shares redeemed	19,695
Accrued management fee	11,136
Distribution and service plan fees payable	10,021
Payable for daily variation margin for derivative instruments	1,680
Other affiliated payables	7,457
Other payables and accrued expenses	40,709
Collateral on securities loaned, at value	298,092
Total liabilities		1,009,333

Net Assets		$ 28,733,938
Net Assets consist of:
Paid in capital		$ 57,892,618
Distributions in excess of net investment income		(51,694)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,535,364)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,428,378
Net Assets		$ 28,733,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,338,829 ÷ 1,117,544 shares)	$ 13.73

Maximum offering price per share (100/94.25 of $13.73)	$ 14.57
Class T: Net Asset Value and redemption price per share ($6,568,903 ÷ 477,761 shares)	$ 13.75

Maximum offering price per share (100/96.50 of $13.75)	$ 14.25
Class B: Net Asset Value and offering price per share ($719,191 ÷ 52,882 shares)A	$ 13.60

Class C: Net Asset Value and offering price per share ($4,339,785 ÷ 322,928 shares)A	$ 13.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,767,230 ÷ 127,957 shares)	$ 13.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 546,104
Interest		12
Income from Fidelity Central Funds		11,936
Total income		558,052

Expenses
Management fee Basic fee	$ 151,230
Performance adjustment	(70,444)
Transfer agent fees	79,366
Distribution and service plan fees	115,617
Accounting and security lending fees	10,617
Custodian fees and expenses	13,857
Independent trustees' compensation	156
Registration fees	59,081
Audit	49,488
Legal	139
Miscellaneous	212
Total expenses before reductions	409,319
Expense reductions	(27,941)	381,378
Net investment income (loss)		176,674
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,418,690
Foreign currency transactions	(1,543)
Futures contracts	8,798
Total net realized gain (loss)		3,425,945
Change in net unrealized appreciation (depreciation) on: Investment securities	3,241,018
Assets and liabilities in foreign currencies	50
Futures contracts	13,825
Total change in net unrealized appreciation (depreciation)		3,254,893
Net gain (loss)		6,680,838
Net increase (decrease) in net assets resulting from operations		$ 6,857,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 176,674	$ 298,627
Net realized gain (loss)	3,425,945	(41,874)
Change in net unrealized appreciation (depreciation)	3,254,893	2,306,061
Net increase (decrease) in net assets resulting from operations	6,857,512	2,562,814
Distributions to shareholders from net investment income	(419,258)	(279,421)
Distributions to shareholders from net realized gain	-	(11,550)
Total distributions	(419,258)	(290,971)
Share transactions - net increase (decrease)	(3,943,841)	(5,178,957)
Total increase (decrease) in net assets	2,494,413	(2,907,114)

Net Assets
Beginning of period	26,239,525	29,146,639
End of period (including distributions in excess of net investment income of $51,694 and undistributed net investment income of $192,867, respectively)	$ 28,733,938	$ 26,239,525

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.82	$ 9.96	$ 10.12	$ 9.30	$ 8.63
Income from Investment Operations
Net investment income (loss) C	.10	.13	.10	.07 F	.09
Net realized and unrealized gain (loss)	3.01	.85	(.14)	.85	.75
Total from investment operations	3.11	.98	(.04)	.92	.84
Distributions from net investment income	(.20)	(.12)	(.11)	(.09)	(.17)
Distributions from net realized gain	-	- H	(.01)	(.01)	-
Total distributions	(.20)	(.12)	(.12)	(.10)	(.17)
Net asset value, end of period	$ 13.73	$ 10.82	$ 9.96	$ 10.12	$ 9.30
Total Return A,B	29.24%	10.00%	(.40)%	9.91%	10.13%
Ratios to Average Net Assets D,G
Expenses before reductions	1.33%	1.28%	1.24%	1.22%	1.25%
Expenses net of fee waivers, if any	1.25%	1.25%	1.24%	1.22%	1.25%
Expenses net of all reductions	1.23%	1.24%	1.23%	1.21%	1.25%
Net investment income (loss)	.82%	1.26%	.91%	.75% F	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,339	$ 14,705	$ 15,484	$ 25,431	$ 28,585
Portfolio turnover rate E	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .57%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.82	$ 9.96	$ 10.08	$ 9.27	$ 8.58
Income from Investment Operations
Net investment income (loss) C	.07	.10	.07	.05 F	.07
Net realized and unrealized gain (loss)	3.02	.85	(.13)	.84	.75
Total from investment operations	3.09	.95	(.06)	.89	.82
Distributions from net investment income	(.16)	(.09)	(.05)	(.07)	(.13)
Distributions from net realized gain	-	- H	(.01)	(.01)	-
Total distributions	(.16)	(.09)	(.06)	(.08)	(.13)
Net asset value, end of period	$ 13.75	$ 10.82	$ 9.96	$ 10.08	$ 9.27
Total Return A,B	28.97%	9.68%	(.64)%	9.62%	9.90%
Ratios to Average Net Assets D,G
Expenses before reductions	1.60%	1.55%	1.49%	1.45%	1.50%
Expenses net of fee waivers, if any	1.50%	1.50%	1.49%	1.45%	1.50%
Expenses net of all reductions	1.48%	1.49%	1.48%	1.45%	1.49%
Net investment income (loss)	.57%	1.01%	.67%	.52% F	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,569	$ 6,145	$ 8,254	$ 12,735	$ 20,652
Portfolio turnover rate E	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.70	$ 9.84	$ 9.99	$ 9.18	$ 8.47
Income from Investment Operations
Net investment income (loss) C	.01	.05	.02	- F,H	.03
Net realized and unrealized gain (loss)	2.99	.85	(.13)	.84	.74
Total from investment operations	3.00	.90	(.11)	.84	.77
Distributions from net investment income	(.10)	(.03)	(.03)	(.02)	(.06)
Distributions from net realized gain	-	- H	(.01)	(.01)	-
Total distributions	(.10)	(.04) I	(.04)	(.03)	(.06)
Net asset value, end of period	$ 13.60	$ 10.70	$ 9.84	$ 9.99	$ 9.18
Total Return A,B	28.31%	9.14%	(1.14)%	9.11%	9.19%
Ratios to Average Net Assets D,G
Expenses before reductions	2.10%	2.04%	1.99%	1.97%	2.00%
Expenses net of fee waivers, if any	2.00%	2.00%	1.99%	1.97%	2.00%
Expenses net of all reductions	1.98%	1.99%	1.98%	1.97%	2.00%
Net investment income (loss)	.07%	.51%	.16%	(.01)% F	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 719	$ 895	$ 1,110	$ 1,605	$ 1,989
Portfolio turnover rate E	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.004 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 9.75	$ 9.92	$ 9.11	$ 8.44
Income from Investment Operations
Net investment income (loss) C	.01	.05	.02	- G,I	.03
Net realized and unrealized gain (loss)	2.95	.84	(.13)	.83	.73
Total from investment operations	2.96	.89	(.11)	.83	.76
Distributions from net investment income	(.11)	(.05)	(.05)	(.02)	(.09)
Distributions from net realized gain	-	- I	(.01)	(.01)	-
Total distributions	(.11)	(.05)	(.06)	(.02) J	(.09)
Net asset value, end of period	$ 13.44	$ 10.59	$ 9.75	$ 9.92	$ 9.11
Total Return A,B	28.27%	9.21%	(1.18)%	9.12%	9.28%
Ratios to Average Net Assets D,H
Expenses before reductions	2.08%	2.04%	2.00%	1.97%	2.01%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	1.97%	2.00%
Expenses net of all reductions	1.97%	1.99%	1.98%	1.97%	2.00%
Net investment income (loss)	.07%	.51%	.16%	.00% G,F	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,340	$ 3,299	$ 3,775	$ 4,139	$ 4,088
Portfolio turnover rate E	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.02 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.04	$ 10.19	$ 9.35	$ 8.70
Income from Investment Operations
Net investment income (loss) B	.14	.18	.14	.10 E	.11
Net realized and unrealized gain (loss)	3.02	.83	(.15)	.86	.74
Total from investment operations	3.16	1.01	(.01)	.96	.85
Distributions from net investment income	(.24)	(.16)	(.13)	(.11)	(.20)
Distributions from net realized gain	-	- G	(.01)	(.01)	-
Total distributions	(.24)	(.16)	(.14)	(.12)	(.20)
Net asset value, end of period	$ 13.81	$ 10.89	$ 10.04	$ 10.19	$ 9.35
Total Return A	29.65%	10.30%	(.11)%	10.28%	10.26%
Ratios to Average Net Assets C,F
Expenses before reductions	.94%	.83%	.89%	.98%	1.00%
Expenses net of fee waivers, if any	.94%	.83%	.89%	.98%	1.00%
Expenses net of all reductions	.92%	.82%	.88%	.97%	1.00%
Net investment income (loss)	1.13%	1.68%	1.27%	.99% E	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,767	$ 1,195	$ 523	$ 841	$ 2,341
Portfolio turnover rate D	87%	94%	161%	51%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,468,887
Gross unrealized depreciation	(1,586,333)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,882,554

Tax Cost	$ 27,271,626

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (30,989,540)
Net unrealized appreciation (depreciation)	$ 1,882,554

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (16,000,671)
2017	(14,819,668)
2019	(169,201)
Total with expiration	$ (30,989,540)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 419,258	$ 290,971

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $8,798 and a change in net unrealized appreciation (depreciation) of $13,825 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,454,224 and $27,098,333, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,302	$ 401
Class T	.25%	.25%	32,028	120
Class B	.75%	.25%	7,916	6,049
Class C	.75%	.25%	38,371	4,017
			$ 115,617	$ 10,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,503
Class T	1,173
Class B*	599
Class C*	553
$ 7,828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 43,155.29
Class T	19,851.31
Class B	2,385.30
Class C	11,602.30
Institutional Class	2,373.18
	$ 79,366

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,584 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $59 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

8. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,239, and includes $855 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$ 11,291
Class T	1.50%	6,117
Class B	2.00%	783
Class C	2.00%	3,129
		$ 21,320

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,615 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 265,618	$ 180,927
Class T	87,579	68,454
Class B	8,055	3,401
Class C	34,963	18,732
Institutional Class	23,043	7,907
Total	$ 419,258	$ 279,421
From net realized gain
Class A	$ -	$ 6,239
Class T	-	3,111
Class B	-	439
Class C	-	1,561
Institutional Class	-	200
Total	$ -	$ 11,550

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	203,654	281,767	$ 2,521,952	$ 2,860,417
Reinvestment of distributions	23,948	18,760	256,986	179,532
Shares redeemed	(469,651)	(496,141)	(5,674,710)	(5,059,962)
Net increase (decrease)	(242,049)	(195,614)	$ (2,895,772)	$ (2,020,013)
Class T
Shares sold	51,753	48,701	$ 642,034	$ 501,218
Reinvestment of distributions	7,985	7,282	86,093	69,834
Shares redeemed	(149,714)	(317,050)	(1,818,182)	(3,256,292)
Net increase (decrease)	(89,976)	(261,067)	$ (1,090,055)	$ (2,685,240)
Class B
Shares sold	1,256	26	$ 15,666	$ 248
Reinvestment of distributions	676	355	7,246	3,383
Shares redeemed	(32,653)	(29,605)	(386,596)	(301,504)
Net increase (decrease)	(30,721)	(29,224)	$ (363,684)	$ (297,873)

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11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class C
Shares sold	81,393	47,718	$ 983,333	$ 476,581
Reinvestment of distributions	3,063	1,986	32,411	18,732
Shares redeemed	(73,114)	(125,244)	(871,726)	(1,268,866)
Net increase (decrease)	11,342	(75,540)	$ 144,018	$ (773,553)
Institutional Class
Shares sold	46,209	90,752	$ 589,474	$ 942,038
Reinvestment of distributions	2,131	750	22,951	7,203
Shares redeemed	(30,086)	(33,948)	(350,773)	(351,519)
Net increase (decrease)	18,254	57,554	$ 261,652	$ 597,722

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Leaders Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Institutional Class ranked below its competitive median for 2012, the total expense ratio of Class B ranked equal to its competitive median for 2012, and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

(Fidelity Investment logo)(registered trademark)

AVLFI-UANN-1213
1.793580.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On September 18, 2013, the Board of Trustees approved a proposal to merge Fidelity Advisor® Europe Capital Appreciation Fund into Fidelity® Europe Fund.  Shareholders of Fidelity Advisor® Europe Capital Appreciation Fund are expected to meet on February 12, 2014, to vote on the proposal.  If approved, the merger is expected to be completed on or about March 21, 2014, and shareholders of Fidelity Advisor Europe Capital Appreciation Fund will receive Advisor Class shares of Fidelity® Europe Fund.

The note above is not a solicitation of any proxy.  More detailed information about the Reorganization is contained in the proxy statement, which is now available.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	20.11%	10.75%	6.93%
Class T (incl. 3.50% sales charge)	22.71%	11.00%	6.93%
Class B (incl. contingent deferred sales charge) A	21.51%	10.96%	7.03%
Class C (incl. contingent deferred sales charge) B	25.42%	11.21%	6.77%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Europe Capital Appreciation Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Risteard Hogan, who became Portfolio Manager of Fidelity Advisor® Europe Capital Appreciation Fund on March 18, 2013: For the year, the fund's Class A, Class T, Class B and Class C shares rose 27.44%, 27.17%, 26.51% and 26.42%, respectively (excluding sales charges), while the MSCI® Europe Index gained 28.00%. U.K. homebuilder Taylor Wimpey provided the biggest boost to relative performance. This out-of-index position performed well, as U.K. housing steadily rebounded. In financials, the fund's position in Belgium's KBC Groupe added value, rising as the European financial predicament improved. In consumer staples, Greencore Group, a Dublin-based prepared foods and ingredient supplier was helpful, as the non-index company experienced steady growth in its current markets and expanded into its newest market, the U.S. On the downside, an average underweighting in Swiss pharmaceuticals company Roche Holding was detrimental. The stock performed well when the fund did not own it earlier in the period. Earlier in the year, I established an overweighted position, believing the company's valuation was attractive, as was its management team and good dividend payout. Lastly, I'll mention the fund's cash position, which detracted. The fund's cash stake fluctuated during the period, as I sought buying opportunities, but over time, I expect the fund's average cash position to decrease.

Note to shareholders: On December 16, 2013, Stefan Lindblad will join Risteard Hogan as a co-portfolio manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,122.80	$ 7.76
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,121.60	$ 9.09
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 1,118.30	$ 11.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 1,118.50	$ 11.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,124.30	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	3.6	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	3.4
Total SA (France, Oil, Gas & Consumable Fuels)	2.5	0.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.2	2.4
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.0	1.4
	13.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	20.1
Consumer Staples	15.8	18.1
Industrials	14.8	12.9
Consumer Discretionary	14.8	13.3
Health Care	11.3	12.3
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	30.2	31.4
France	14.6	11.3
Germany	12.9	14.1
Switzerland	12.5	13.7
Italy	3.5	4.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 96.1%	Stocks 97.8%
Short-Term Investments and Net Other Assets (Liabilities) 3.9%	Short-Term Investments and Net Other Assets (Liabilities) 2.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Austria - 1.3%
Andritz AG	3,300	$ 203,284
Erste Group Bank AG	5,635	198,733
TOTAL AUSTRIA		402,017
Bailiwick of Jersey - 0.7%
Informa PLC	17,904	160,617
Shire PLC	1,700	75,379
TOTAL BAILIWICK OF JERSEY		235,996
Belgium - 2.8%
Anheuser-Busch InBev SA NV	4,900	507,952
KBC Groupe SA	3,706	202,028
UCB SA	2,500	164,356
TOTAL BELGIUM		874,336
Bermuda - 0.4%
Bunge Ltd.	1,600	131,408
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	3,600	132,768
Canada - 0.5%
Suncor Energy, Inc.	4,100	148,994
Denmark - 0.6%
Coloplast A/S Series B	2,700	176,060
Finland - 2.9%
Amer Group PLC (A Shares)	7,400	152,117
Kesko Oyj	3,512	116,731
Lassila & Tikahoja Oyj	7,007	146,988
Raisio Group PLC (V Shares)	16,434	95,724
Rakentajain Konevuokraamo Oyj (B Shares)	7,933	158,657
Sampo Oyj (A Shares)	5,400	255,808
TOTAL FINLAND		926,025
France - 14.6%
Atos Origin SA	2,111	180,227
AXA SA	14,300	357,251
BNP Paribas SA	6,895	510,586
Christian Dior SA	2,200	418,187
GDF Suez	10,400	258,972
Ipsos SA	4,200	177,150
Kering SA	1,200	272,663
Legrand SA	3,700	210,140
Publicis Groupe SA	2,836	236,541
Common Stocks - continued
	Shares	Value
France - continued
Rexel SA	5,242	$ 131,315
Sanofi SA	6,102	650,615
Schneider Electric SA	3,400	286,445
Technip SA	1,500	157,126
Total SA	12,704	779,428
TOTAL FRANCE		4,626,646
Germany - 11.8%
adidas AG	2,200	251,151
BASF AG	5,232	544,360
Bayer AG	4,400	546,869
Beiersdorf AG	1,800	171,834
Continental AG	1,200	219,874
CTS Eventim AG	2,857	139,453
Daimler AG (Germany)	5,284	433,618
Deutsche Boerse AG	2,200	165,632
Deutsche Post AG	7,785	263,459
ElringKlinger AG	2,600	110,741
GEA Group AG	4,200	182,767
GSW Immobilien AG	2,800	130,208
HeidelbergCement Finance AG	2,200	173,428
KION Group AG (a)	3,377	137,554
Linde AG	1,500	285,026
TOTAL GERMANY		3,755,974
Ireland - 2.9%
CRH PLC	8,200	199,535
DCC PLC (United Kingdom)	3,500	157,077
FBD Holdings PLC	3,200	69,082
Greencore Group PLC	65,500	189,146
Kingspan Group PLC (United Kingdom)	8,900	150,446
Ryanair Holdings PLC sponsored ADR	3,000	150,630
TOTAL IRELAND		915,916
Italy - 3.5%
Astaldi SpA	15,500	151,104
Azimut Holding SpA	6,200	157,502
Banca Popolare dell'Emilia Romagna Scrl (a)	9,000	86,577
Lottomatica SpA	3,800	115,520
MARR SpA	10,693	168,123
Prada SpA	14,100	137,490
Common Stocks - continued
	Shares	Value
Italy - continued
Prysmian SpA	6,000	$ 146,637
World Duty Free SpA (a)	12,150	134,613
TOTAL ITALY		1,097,566
Luxembourg - 0.3%
Eurofins Scientific SA	400	109,679
Netherlands - 1.7%
ASML Holding NV (Netherlands)	2,547	241,170
Koninklijke Philips Electronics NV	8,700	307,464
TOTAL NETHERLANDS		548,634
Norway - 1.7%
DNB ASA	15,000	265,830
Telenor ASA	11,000	264,234
TOTAL NORWAY		530,064
Russia - 0.5%
Magnit OJSC GDR (Reg. S)	2,300	147,775
South Africa - 0.4%
Naspers Ltd. Class N	1,500	140,306
Spain - 1.4%
Criteria CaixaCorp SA (d)	46,282	240,612
Repsol YPF SA	7,303	196,132
TOTAL SPAIN		436,744
Sweden - 1.9%
AF AB (B Shares)	701	22,177
Investment AB Kinnevik (B Shares)	4,600	169,517
Svenska Handelsbanken AB (A Shares)	5,100	231,072
Swedish Match Co. AB	5,800	191,363
TOTAL SWEDEN		614,129
Switzerland - 12.5%
Adecco SA (Reg.)	2,375	175,242
Aryzta AG	2,460	183,819
Baloise Holdings AG	1,420	165,264
Credit Suisse Group	3,159	98,270
Nestle SA	15,879	1,146,208
Partners Group Holding AG	650	168,419
Roche Holding AG (participation certificate)	3,754	1,039,296
Schindler Holding AG (participation certificate)	1,297	183,969
Syngenta AG (Switzerland)	685	276,477
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG	19,554	$ 378,195
Vontobel Holdings AG	3,926	157,282
TOTAL SWITZERLAND		3,972,441
United Kingdom - 30.2%
Associated British Foods PLC	6,600	239,904
Babcock International Group PLC	9,700	198,301
Barclays PLC	104,965	441,637
BG Group PLC	15,300	312,415
BHP Billiton PLC	15,084	465,470
British American Tobacco PLC (United Kingdom)	12,500	689,654
BT Group PLC	55,700	337,020
Bunzl PLC	7,800	172,215
Cineworld Group PLC	20,406	121,306
Compass Group PLC	16,600	238,749
Dechra Pharmaceuticals PLC	11,200	123,911
Diageo PLC	14,387	458,621
Galliford Try PLC	7,810	143,508
GlaxoSmithKline PLC	24,700	651,151
HSBC Holdings PLC (United Kingdom)	23,580	258,469
ICAP PLC	27,356	168,959
IMI PLC	7,100	172,925
ITV PLC	69,800	213,650
Kingfisher PLC	38,100	230,613
London Stock Exchange Group PLC	5,900	155,334
Meggitt PLC	19,020	174,593
Mondi PLC	5,200	92,882
Next PLC	2,400	209,532
Partnership Assurance Group PLC	19,250	125,931
Prudential PLC	20,528	419,813
Rolls-Royce Group PLC	14,796	272,825
Royal Dutch Shell PLC Class B (United Kingdom)	15,928	551,428
Schroders PLC	4,100	169,542
Serco Group PLC	16,300	145,574
SIG PLC	45,900	151,608
Standard Chartered PLC (United Kingdom)	15,847	381,009
Taylor Wimpey PLC	104,100	183,939
The Go-Ahead Group PLC	3,359	90,590
Unite Group PLC	22,500	142,863
Vodafone Group PLC	135,200	495,206
WM Morrison Supermarkets PLC	40,400	182,413
TOTAL UNITED KINGDOM		9,583,560
Common Stocks - continued
	Shares	Value
United States of America - 2.0%
Amgen, Inc.	686	$ 79,576
Beam, Inc.	1,900	127,870
Colgate-Palmolive Co.	2,002	129,589
Oracle Corp.	4,500	150,750
Philip Morris International, Inc.	1,500	133,680
TOTAL UNITED STATES OF AMERICA		621,465
TOTAL COMMON STOCKS (Cost $26,330,244)		30,128,503
Nonconvertible Preferred Stocks - 1.1%

Germany - 1.1%
Volkswagen AG	1,400	355,839
United Kingdom - 0.0%
Rolls-Royce Group PLC:
(C Shares) (a)	1,451,324	2,327
Series C	1,186,456	1,902
TOTAL UNITED KINGDOM		4,229
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $282,872)		360,068
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 0.09% (b)	2,093,710	2,093,710
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	281,216	281,216
TOTAL MONEY MARKET FUNDS (Cost $2,374,926)		2,374,926
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $28,988,042)		32,863,497
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(1,128,815)
NET ASSETS - 100%		$ 31,734,682
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 823
Fidelity Securities Lending Cash Central Fund	8,412
Total	$ 9,235
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,653,669	$ 4,653,669	$ -	$ -
Consumer Staples	5,011,814	2,209,379	2,802,435	-
Energy	2,145,523	814,667	1,330,856	-
Financials	6,271,425	4,675,041	1,596,384	-
Health Care	3,616,892	2,239,747	1,377,145	-
Industrials	4,691,723	4,384,259	307,464	-
Information Technology	704,915	463,745	241,170	-
Materials	2,037,178	1,095,696	941,482	-
Telecommunication Services	1,096,460	264,234	832,226	-
Utilities	258,972	258,972	-	-
Money Market Funds	2,374,926	2,374,926	-	-
Total Investments in Securities:	$ 32,863,497	$ 23,434,335	$ 9,429,162	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 624,697
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $272,505) - See accompanying schedule: Unaffiliated issuers (cost $26,613,116)	$ 30,488,571
Fidelity Central Funds (cost $2,374,926)	2,374,926
Total Investments (cost $28,988,042)		$ 32,863,497
Cash		6,420
Foreign currency held at value (cost $10)		10
Receivable for investments sold		178,135
Receivable for fund shares sold		282,205
Dividends receivable		43,073
Distributions receivable from Fidelity Central Funds		234
Prepaid expenses		83
Receivable from investment adviser for expense reductions		7,040
Other receivables		843
Total assets		33,381,540

Liabilities
Payable for investments purchased	$ 1,257,452
Payable for fund shares redeemed	26,601
Accrued management fee	16,757
Distribution and service plan fees payable	10,539
Other affiliated payables	7,424
Other payables and accrued expenses	46,869
Collateral on securities loaned, at value	281,216
Total liabilities		1,646,858

Net Assets		$ 31,734,682
Net Assets consist of:
Paid in capital		$ 43,730,027
Undistributed net investment income		222,420
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,093,299)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,875,534
Net Assets		$ 31,734,682

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,847,635 ÷ 1,021,244 shares)	$ 14.54

Maximum offering price per share (100/94.25 of $14.54)	$ 15.43
Class T: Net Asset Value and redemption price per share ($7,405,625 ÷ 511,602 shares)	$ 14.48

Maximum offering price per share (100/96.50 of $14.48)	$ 15.01
Class B: Net Asset Value and offering price per share ($778,386 ÷ 55,230 shares)A	$ 14.09

Class C: Net Asset Value and offering price per share ($5,351,524 ÷ 383,000 shares)A	$ 13.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,351,512 ÷ 225,966 shares)	$ 14.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 613,930
Income from Fidelity Central Funds		9,235
Income before foreign taxes withheld		623,165
Less foreign taxes withheld		(49,914)
Total income		573,251

Expenses
Management fee	$ 153,284
Transfer agent fees	65,599
Distribution and service plan fees	96,869
Accounting and security lending fees	11,312
Custodian fees and expenses	30,768
Independent trustees' compensation	118
Registration fees	59,083
Audit	53,480
Legal	67
Miscellaneous	135
Total expenses before reductions	470,715
Expense reductions	(118,796)	351,919
Net investment income (loss)		221,332
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,522,063
Foreign currency transactions	(36)
Total net realized gain (loss)		2,522,027
Change in net unrealized appreciation (depreciation) on: Investment securities	2,497,245
Assets and liabilities in foreign currencies	208
Total change in net unrealized appreciation (depreciation)		2,497,453
Net gain (loss)		5,019,480
Net increase (decrease) in net assets resulting from operations		$ 5,240,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 221,332	$ 259,047
Net realized gain (loss)	2,522,027	(884,624)
Change in net unrealized appreciation (depreciation)	2,497,453	2,358,319
Net increase (decrease) in net assets resulting from operations	5,240,812	1,732,742
Distributions to shareholders from net investment income	(261,448)	(221,435)
Share transactions - net increase (decrease)	9,371,458	(2,112,308)
Redemption fees	3,386	35,973
Total increase (decrease) in net assets	14,354,208	(565,028)

Net Assets
Beginning of period	17,380,474	17,945,502
End of period (including undistributed net investment income of $222,420 and undistributed net investment income of $239,630, respectively)	$ 31,734,682	$ 17,380,474

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 10.61	$ 11.74	$ 10.82	$ 8.98
Income from Investment Operations
Net investment income (loss) C	.16	.18	.14	.06	.15
Net realized and unrealized gain (loss)	2.98	.96	(1.21)	.99	1.99
Total from investment operations	3.14	1.14	(1.07)	1.05	2.14
Distributions from net investment income	(.20)	(.17)	(.06)	(.13)	(.30)
Redemption fees added to paid in capital C	- G	.02	- G	- G	- G
Net asset value, end of period	$ 14.54	$ 11.60	$ 10.61	$ 11.74	$ 10.82
Total Return A, B	27.44%	11.14%	(9.19)%	9.74%	25.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	2.07%	2.00%	2.05%	2.00%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.42%	1.41%	1.43%	1.46%
Net investment income (loss)	1.21%	1.74%	1.18%	.61%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,848	$ 7,870	$ 8,025	$ 10,276	$ 10,904
Portfolio turnover rate E	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 10.56	$ 11.68	$ 10.78	$ 8.92
Income from Investment Operations
Net investment income (loss) C	.12	.16	.11	.04	.13
Net realized and unrealized gain (loss)	2.98	.94	(1.20)	.97	1.99
Total from investment operations	3.10	1.10	(1.09)	1.01	2.12
Distributions from net investment income	(.17)	(.13)	(.03)	(.11)	(.26)
Redemption fees added to paid in capital C	- G	.02	- G	- G	- G
Net asset value, end of period	$ 14.48	$ 11.55	$ 10.56	$ 11.68	$ 10.78
Total Return A, B	27.17%	10.82%	(9.38)%	9.42%	24.99%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.36%	2.27%	2.34%	2.28%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.66%	1.66%	1.67%	1.71%
Net investment income (loss)	.96%	1.49%	.93%	.36%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,406	$ 5,835	$ 5,965	$ 7,496	$ 8,014
Portfolio turnover rate E	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.23	$ 10.23	$ 11.35	$ 10.48	$ 8.61
Income from Investment Operations
Net investment income (loss) C	.06	.10	.05	(.01)	.08
Net realized and unrealized gain (loss)	2.90	.92	(1.17)	.94	1.95
Total from investment operations	2.96	1.02	(1.12)	.93	2.03
Distributions from net investment income	(.10)	(.04)	-	(.06)	(.16)
Redemption fees added to paid in capital C	- G	.02	- G	- G	- G
Net asset value, end of period	$ 14.09	$ 11.23	$ 10.23	$ 11.35	$ 10.48
Total Return A, B	26.51%	10.26%	(9.87)%	8.87%	24.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.78%	2.89%	2.78%	2.82%	2.77%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.16%	2.16%	2.18%	2.21%
Net investment income (loss)	.46%	.99%	.43%	(.14)%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 778	$ 786	$ 1,136	$ 1,935	$ 2,490
Portfolio turnover rate E	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 10.18	$ 11.30	$ 10.43	$ 8.58
Income from Investment Operations
Net investment income (loss) C	.06	.10	.05	(.01)	.08
Net realized and unrealized gain (loss)	2.86	.92	(1.17)	.94	1.94
Total from investment operations	2.92	1.02	(1.12)	.93	2.02
Distributions from net investment income	(.11)	(.06)	-	(.06)	(.17)
Redemption fees added to paid in capital C	- G	.02	- G	- G	- G
Net asset value, end of period	$ 13.97	$ 11.16	$ 10.18	$ 11.30	$ 10.43
Total Return A, B	26.42%	10.33%	(9.91)%	8.92%	24.29%
Ratios to Average Net Assets D, F
Expenses before reductions	2.69%	2.83%	2.75%	2.82%	2.77%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.16%	2.16%	2.16%	2.18%	2.21%
Net investment income (loss)	.46%	1.00%	.43%	(.14)%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,352	$ 2,450	$ 2,524	$ 3,166	$ 3,913
Portfolio turnover rate E	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.83	$ 10.83	$ 11.98	$ 11.03	$ 9.13
Income from Investment Operations
Net investment income (loss) B	.19	.22	.18	.09	.18
Net realized and unrealized gain (loss)	3.04	.96	(1.24)	1.01	2.03
Total from investment operations	3.23	1.18	(1.06)	1.10	2.21
Distributions from net investment income	(.23)	(.20)	(.09)	(.15)	(.31)
Redemption fees added to paid in capital B	- F	.02	- F	- F	- F
Net asset value, end of period	$ 14.83	$ 11.83	$ 10.83	$ 11.98	$ 11.03
Total Return A	27.72%	11.41%	(8.95)%	10.00%	25.57%
Ratios to Average Net Assets C, E
Expenses before reductions	1.52%	1.60%	1.54%	1.80%	1.68%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.16%	1.16%	1.16%	1.17%	1.21%
Net investment income (loss)	1.46%	2.00%	1.43%	.86%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,352	$ 439	$ 296	$ 336	$ 434
Portfolio turnover rate D	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,038,704
Gross unrealized depreciation	(235,946)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,802,758

Tax Cost	$ 29,060,739

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 222,420
Capital loss carryforward	$ (16,020,602)
Net unrealized appreciation (depreciation)	$ 3,802,837

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (7,975,976)
2017	(8,044,626)
Total capital loss carryforward	$ (16,020,602)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 261,448	$ 221,435

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $34,780,291 and $26,517,983, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 25,180	$ 2,356
Class T	.25%	.25%	31,696	133
Class B	.75%	.25%	7,636	5,787
Class C	.75%	.25%	32,357	8,289
			$ 96,869	$ 16,565

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,642
Class T	2,085
Class B*	212
Class C*	919
$ 13,858

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 30,534.30
Class T	20,312.32
Class B	2,333.31
Class C	9,833.30
Institutional Class	2,587.19
	$ 65,599

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $42 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,412. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.45%	$ 51,281
Class T	1.70%	35,696
Class B	2.20%	4,389
Class C	2.20%	16,124
Institutional Class	1.20%	4,513
		$ 112,003

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,793 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 133,138	$ 122,753
Class T	83,345	73,896
Class B	6,379	4,700
Class C	24,059	15,083
Institutional Class	14,527	5,003
Total	$ 261,448	$ 221,435

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	559,576	401,078	$ 7,478,508	$ 4,178,943
Reinvestment of distributions	9,762	10,620	114,709	106,515
Shares redeemed	(226,596)	(489,592)	(2,911,229)	(5,195,802)
Net increase (decrease)	342,742	(77,894)	$ 4,681,988	$ (910,344)
Class T
Shares sold	131,815	65,298	$ 1,721,154	$ 714,626
Reinvestment of distributions	6,938	7,166	81,311	71,732
Shares redeemed	(132,363)	(132,306)	(1,673,584)	(1,389,315)
Net increase (decrease)	6,390	(59,842)	$ 128,881	$ (602,957)
Class B
Shares sold	9,397	229	$ 124,051	$ 2,308
Reinvestment of distributions	516	422	5,917	4,127
Shares redeemed	(24,686)	(41,741)	(311,212)	(429,868)
Net increase (decrease)	(14,773)	(41,090)	$ (181,244)	$ (423,433)
Class C
Shares sold	232,237	50,841	$ 2,995,326	$ 527,022
Reinvestment of distributions	1,826	1,320	20,757	12,817
Shares redeemed	(70,704)	(80,504)	(879,682)	(833,417)
Net increase (decrease)	163,359	(28,343)	$ 2,136,401	$ (293,578)
Institutional Class
Shares sold	382,287	85,776	$ 5,180,624	$ 893,128
Reinvestment of distributions	1,075	381	12,853	3,887
Shares redeemed	(194,492)	(76,353)	(2,588,045)	(779,011)
Net increase (decrease)	188,870	9,804	$ 2,605,432	$ 118,004

11. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Europe Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Europe Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

Annual Report

Notes to Financial Statements - continued

11. Proposed Reorganization - continued

A meeting of shareholders of the Fund is expected to be held during the first quarter of 2014. If approved by shareholders, the reorganization is expected to become effective on or about March 21, 2014. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity
Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 4%; Class T designates 5%; Class B designates 8%; and Class C designates 7%; of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of each, dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.196	$0.0160
Class T	12/10/12	$0.170	$0.0160
Class B	12/10/12	$0.102	$0.0160
Class C	12/10/12	$0.119	$0.0160

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Europe Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Europe Capital Appreciation Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of Class A ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
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(Fidelity Investment logo)(registered trademark)

AEUR-UANN-1213
1.784739.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On September 18, 2013, the Board of Trustees approved a proposal to merge Fidelity Advisor® Europe Capital Appreciation Fund into Fidelity® Europe Fund.  Shareholders of Fidelity Advisor® Europe Capital Appreciation Fund are expected to meet on February 12, 2014, to vote on the proposal.  If approved, the merger is expected to be completed on or about March 21, 2014, and shareholders of Fidelity Advisor Europe Capital Appreciation Fund will receive Advisor Class shares of Fidelity® Europe Fund.

The note above is not a solicitation of any proxy.  More detailed information about the Reorganization is contained in the proxy statement, which is now available.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	27.72%	12.34%	7.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Europe Capital Appreciation Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Risteard Hogan, who became Portfolio Manager of Fidelity Advisor® Europe Capital Appreciation Fund on March 18, 2013: For the year, the fund's Institutional Class shares rose 27.72%, while the MSCI® Europe Index gained 28.00%. Versus the MSCI index, U.K. homebuilder Taylor Wimpey provided the biggest boost. This out-of-index position performed well, as U.K. housing steadily rebounded, and I pared back my stake to take profits. In financials, the fund's position in Belgium's KBC Groupe added value, rising as the European financial predicament improved. In consumer staples, Greencore Group, a Dublin-base prepared foods and ingredient supplier, was helpful, as the non-index company experienced steady growth in both its current markets and expanded its newer markets in the U.S. On the downside, an average underweighting in Swiss pharmaceuticals company Roche Holding was detrimental. The stock performed well when the fund did not own it earlier in the period. Earlier in the year, I established an overweighted position to an overweighting, believing the company's valuation was attractive, as well as its management team and good dividend payout. The fund's cash stake fluctuated during the period, as I sought buying opportunities, but over time, I expect the fund's average cash position to decrease.

Note to shareholders: On December 16, 2013, Stefan Lindblad will join Risteard Hogan as a co-portfolio manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,122.80	$ 7.76
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,121.60	$ 9.09
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 1,118.30	$ 11.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 1,118.50	$ 11.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,124.30	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	3.6	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	3.4
Total SA (France, Oil, Gas & Consumable Fuels)	2.5	0.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.2	2.4
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.0	1.4
	13.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	20.1
Consumer Staples	15.8	18.1
Industrials	14.8	12.9
Consumer Discretionary	14.8	13.3
Health Care	11.3	12.3
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	30.2	31.4
France	14.6	11.3
Germany	12.9	14.1
Switzerland	12.5	13.7
Italy	3.5	4.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 96.1%	Stocks 97.8%
Short-Term Investments and Net Other Assets (Liabilities) 3.9%	Short-Term Investments and Net Other Assets (Liabilities) 2.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Austria - 1.3%
Andritz AG	3,300	$ 203,284
Erste Group Bank AG	5,635	198,733
TOTAL AUSTRIA		402,017
Bailiwick of Jersey - 0.7%
Informa PLC	17,904	160,617
Shire PLC	1,700	75,379
TOTAL BAILIWICK OF JERSEY		235,996
Belgium - 2.8%
Anheuser-Busch InBev SA NV	4,900	507,952
KBC Groupe SA	3,706	202,028
UCB SA	2,500	164,356
TOTAL BELGIUM		874,336
Bermuda - 0.4%
Bunge Ltd.	1,600	131,408
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	3,600	132,768
Canada - 0.5%
Suncor Energy, Inc.	4,100	148,994
Denmark - 0.6%
Coloplast A/S Series B	2,700	176,060
Finland - 2.9%
Amer Group PLC (A Shares)	7,400	152,117
Kesko Oyj	3,512	116,731
Lassila & Tikahoja Oyj	7,007	146,988
Raisio Group PLC (V Shares)	16,434	95,724
Rakentajain Konevuokraamo Oyj (B Shares)	7,933	158,657
Sampo Oyj (A Shares)	5,400	255,808
TOTAL FINLAND		926,025
France - 14.6%
Atos Origin SA	2,111	180,227
AXA SA	14,300	357,251
BNP Paribas SA	6,895	510,586
Christian Dior SA	2,200	418,187
GDF Suez	10,400	258,972
Ipsos SA	4,200	177,150
Kering SA	1,200	272,663
Legrand SA	3,700	210,140
Publicis Groupe SA	2,836	236,541
Common Stocks - continued
	Shares	Value
France - continued
Rexel SA	5,242	$ 131,315
Sanofi SA	6,102	650,615
Schneider Electric SA	3,400	286,445
Technip SA	1,500	157,126
Total SA	12,704	779,428
TOTAL FRANCE		4,626,646
Germany - 11.8%
adidas AG	2,200	251,151
BASF AG	5,232	544,360
Bayer AG	4,400	546,869
Beiersdorf AG	1,800	171,834
Continental AG	1,200	219,874
CTS Eventim AG	2,857	139,453
Daimler AG (Germany)	5,284	433,618
Deutsche Boerse AG	2,200	165,632
Deutsche Post AG	7,785	263,459
ElringKlinger AG	2,600	110,741
GEA Group AG	4,200	182,767
GSW Immobilien AG	2,800	130,208
HeidelbergCement Finance AG	2,200	173,428
KION Group AG (a)	3,377	137,554
Linde AG	1,500	285,026
TOTAL GERMANY		3,755,974
Ireland - 2.9%
CRH PLC	8,200	199,535
DCC PLC (United Kingdom)	3,500	157,077
FBD Holdings PLC	3,200	69,082
Greencore Group PLC	65,500	189,146
Kingspan Group PLC (United Kingdom)	8,900	150,446
Ryanair Holdings PLC sponsored ADR	3,000	150,630
TOTAL IRELAND		915,916
Italy - 3.5%
Astaldi SpA	15,500	151,104
Azimut Holding SpA	6,200	157,502
Banca Popolare dell'Emilia Romagna Scrl (a)	9,000	86,577
Lottomatica SpA	3,800	115,520
MARR SpA	10,693	168,123
Prada SpA	14,100	137,490
Common Stocks - continued
	Shares	Value
Italy - continued
Prysmian SpA	6,000	$ 146,637
World Duty Free SpA (a)	12,150	134,613
TOTAL ITALY		1,097,566
Luxembourg - 0.3%
Eurofins Scientific SA	400	109,679
Netherlands - 1.7%
ASML Holding NV (Netherlands)	2,547	241,170
Koninklijke Philips Electronics NV	8,700	307,464
TOTAL NETHERLANDS		548,634
Norway - 1.7%
DNB ASA	15,000	265,830
Telenor ASA	11,000	264,234
TOTAL NORWAY		530,064
Russia - 0.5%
Magnit OJSC GDR (Reg. S)	2,300	147,775
South Africa - 0.4%
Naspers Ltd. Class N	1,500	140,306
Spain - 1.4%
Criteria CaixaCorp SA (d)	46,282	240,612
Repsol YPF SA	7,303	196,132
TOTAL SPAIN		436,744
Sweden - 1.9%
AF AB (B Shares)	701	22,177
Investment AB Kinnevik (B Shares)	4,600	169,517
Svenska Handelsbanken AB (A Shares)	5,100	231,072
Swedish Match Co. AB	5,800	191,363
TOTAL SWEDEN		614,129
Switzerland - 12.5%
Adecco SA (Reg.)	2,375	175,242
Aryzta AG	2,460	183,819
Baloise Holdings AG	1,420	165,264
Credit Suisse Group	3,159	98,270
Nestle SA	15,879	1,146,208
Partners Group Holding AG	650	168,419
Roche Holding AG (participation certificate)	3,754	1,039,296
Schindler Holding AG (participation certificate)	1,297	183,969
Syngenta AG (Switzerland)	685	276,477
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG	19,554	$ 378,195
Vontobel Holdings AG	3,926	157,282
TOTAL SWITZERLAND		3,972,441
United Kingdom - 30.2%
Associated British Foods PLC	6,600	239,904
Babcock International Group PLC	9,700	198,301
Barclays PLC	104,965	441,637
BG Group PLC	15,300	312,415
BHP Billiton PLC	15,084	465,470
British American Tobacco PLC (United Kingdom)	12,500	689,654
BT Group PLC	55,700	337,020
Bunzl PLC	7,800	172,215
Cineworld Group PLC	20,406	121,306
Compass Group PLC	16,600	238,749
Dechra Pharmaceuticals PLC	11,200	123,911
Diageo PLC	14,387	458,621
Galliford Try PLC	7,810	143,508
GlaxoSmithKline PLC	24,700	651,151
HSBC Holdings PLC (United Kingdom)	23,580	258,469
ICAP PLC	27,356	168,959
IMI PLC	7,100	172,925
ITV PLC	69,800	213,650
Kingfisher PLC	38,100	230,613
London Stock Exchange Group PLC	5,900	155,334
Meggitt PLC	19,020	174,593
Mondi PLC	5,200	92,882
Next PLC	2,400	209,532
Partnership Assurance Group PLC	19,250	125,931
Prudential PLC	20,528	419,813
Rolls-Royce Group PLC	14,796	272,825
Royal Dutch Shell PLC Class B (United Kingdom)	15,928	551,428
Schroders PLC	4,100	169,542
Serco Group PLC	16,300	145,574
SIG PLC	45,900	151,608
Standard Chartered PLC (United Kingdom)	15,847	381,009
Taylor Wimpey PLC	104,100	183,939
The Go-Ahead Group PLC	3,359	90,590
Unite Group PLC	22,500	142,863
Vodafone Group PLC	135,200	495,206
WM Morrison Supermarkets PLC	40,400	182,413
TOTAL UNITED KINGDOM		9,583,560
Common Stocks - continued
	Shares	Value
United States of America - 2.0%
Amgen, Inc.	686	$ 79,576
Beam, Inc.	1,900	127,870
Colgate-Palmolive Co.	2,002	129,589
Oracle Corp.	4,500	150,750
Philip Morris International, Inc.	1,500	133,680
TOTAL UNITED STATES OF AMERICA		621,465
TOTAL COMMON STOCKS (Cost $26,330,244)		30,128,503
Nonconvertible Preferred Stocks - 1.1%

Germany - 1.1%
Volkswagen AG	1,400	355,839
United Kingdom - 0.0%
Rolls-Royce Group PLC:
(C Shares) (a)	1,451,324	2,327
Series C	1,186,456	1,902
TOTAL UNITED KINGDOM		4,229
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $282,872)		360,068
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 0.09% (b)	2,093,710	2,093,710
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	281,216	281,216
TOTAL MONEY MARKET FUNDS (Cost $2,374,926)		2,374,926
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $28,988,042)		32,863,497
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(1,128,815)
NET ASSETS - 100%		$ 31,734,682
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 823
Fidelity Securities Lending Cash Central Fund	8,412
Total	$ 9,235
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,653,669	$ 4,653,669	$ -	$ -
Consumer Staples	5,011,814	2,209,379	2,802,435	-
Energy	2,145,523	814,667	1,330,856	-
Financials	6,271,425	4,675,041	1,596,384	-
Health Care	3,616,892	2,239,747	1,377,145	-
Industrials	4,691,723	4,384,259	307,464	-
Information Technology	704,915	463,745	241,170	-
Materials	2,037,178	1,095,696	941,482	-
Telecommunication Services	1,096,460	264,234	832,226	-
Utilities	258,972	258,972	-	-
Money Market Funds	2,374,926	2,374,926	-	-
Total Investments in Securities:	$ 32,863,497	$ 23,434,335	$ 9,429,162	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 624,697
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $272,505) - See accompanying schedule: Unaffiliated issuers (cost $26,613,116)	$ 30,488,571
Fidelity Central Funds (cost $2,374,926)	2,374,926
Total Investments (cost $28,988,042)		$ 32,863,497
Cash		6,420
Foreign currency held at value (cost $10)		10
Receivable for investments sold		178,135
Receivable for fund shares sold		282,205
Dividends receivable		43,073
Distributions receivable from Fidelity Central Funds		234
Prepaid expenses		83
Receivable from investment adviser for expense reductions		7,040
Other receivables		843
Total assets		33,381,540

Liabilities
Payable for investments purchased	$ 1,257,452
Payable for fund shares redeemed	26,601
Accrued management fee	16,757
Distribution and service plan fees payable	10,539
Other affiliated payables	7,424
Other payables and accrued expenses	46,869
Collateral on securities loaned, at value	281,216
Total liabilities		1,646,858

Net Assets		$ 31,734,682
Net Assets consist of:
Paid in capital		$ 43,730,027
Undistributed net investment income		222,420
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,093,299)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,875,534
Net Assets		$ 31,734,682

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,847,635 ÷ 1,021,244 shares)	$ 14.54

Maximum offering price per share (100/94.25 of $14.54)	$ 15.43
Class T: Net Asset Value and redemption price per share ($7,405,625 ÷ 511,602 shares)	$ 14.48

Maximum offering price per share (100/96.50 of $14.48)	$ 15.01
Class B: Net Asset Value and offering price per share ($778,386 ÷ 55,230 shares)A	$ 14.09

Class C: Net Asset Value and offering price per share ($5,351,524 ÷ 383,000 shares)A	$ 13.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,351,512 ÷ 225,966 shares)	$ 14.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 613,930
Income from Fidelity Central Funds		9,235
Income before foreign taxes withheld		623,165
Less foreign taxes withheld		(49,914)
Total income		573,251

Expenses
Management fee	$ 153,284
Transfer agent fees	65,599
Distribution and service plan fees	96,869
Accounting and security lending fees	11,312
Custodian fees and expenses	30,768
Independent trustees' compensation	118
Registration fees	59,083
Audit	53,480
Legal	67
Miscellaneous	135
Total expenses before reductions	470,715
Expense reductions	(118,796)	351,919
Net investment income (loss)		221,332
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,522,063
Foreign currency transactions	(36)
Total net realized gain (loss)		2,522,027
Change in net unrealized appreciation (depreciation) on: Investment securities	2,497,245
Assets and liabilities in foreign currencies	208
Total change in net unrealized appreciation (depreciation)		2,497,453
Net gain (loss)		5,019,480
Net increase (decrease) in net assets resulting from operations		$ 5,240,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 221,332	$ 259,047
Net realized gain (loss)	2,522,027	(884,624)
Change in net unrealized appreciation (depreciation)	2,497,453	2,358,319
Net increase (decrease) in net assets resulting from operations	5,240,812	1,732,742
Distributions to shareholders from net investment income	(261,448)	(221,435)
Share transactions - net increase (decrease)	9,371,458	(2,112,308)
Redemption fees	3,386	35,973
Total increase (decrease) in net assets	14,354,208	(565,028)

Net Assets
Beginning of period	17,380,474	17,945,502
End of period (including undistributed net investment income of $222,420 and undistributed net investment income of $239,630, respectively)	$ 31,734,682	$ 17,380,474

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 10.61	$ 11.74	$ 10.82	$ 8.98
Income from Investment Operations
Net investment income (loss) C	.16	.18	.14	.06	.15
Net realized and unrealized gain (loss)	2.98	.96	(1.21)	.99	1.99
Total from investment operations	3.14	1.14	(1.07)	1.05	2.14
Distributions from net investment income	(.20)	(.17)	(.06)	(.13)	(.30)
Redemption fees added to paid in capital C	- G	.02	- G	- G	- G
Net asset value, end of period	$ 14.54	$ 11.60	$ 10.61	$ 11.74	$ 10.82
Total Return A, B	27.44%	11.14%	(9.19)%	9.74%	25.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	2.07%	2.00%	2.05%	2.00%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.42%	1.41%	1.43%	1.46%
Net investment income (loss)	1.21%	1.74%	1.18%	.61%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,848	$ 7,870	$ 8,025	$ 10,276	$ 10,904
Portfolio turnover rate E	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 10.56	$ 11.68	$ 10.78	$ 8.92
Income from Investment Operations
Net investment income (loss) C	.12	.16	.11	.04	.13
Net realized and unrealized gain (loss)	2.98	.94	(1.20)	.97	1.99
Total from investment operations	3.10	1.10	(1.09)	1.01	2.12
Distributions from net investment income	(.17)	(.13)	(.03)	(.11)	(.26)
Redemption fees added to paid in capital C	- G	.02	- G	- G	- G
Net asset value, end of period	$ 14.48	$ 11.55	$ 10.56	$ 11.68	$ 10.78
Total Return A, B	27.17%	10.82%	(9.38)%	9.42%	24.99%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.36%	2.27%	2.34%	2.28%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.66%	1.66%	1.67%	1.71%
Net investment income (loss)	.96%	1.49%	.93%	.36%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,406	$ 5,835	$ 5,965	$ 7,496	$ 8,014
Portfolio turnover rate E	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.23	$ 10.23	$ 11.35	$ 10.48	$ 8.61
Income from Investment Operations
Net investment income (loss) C	.06	.10	.05	(.01)	.08
Net realized and unrealized gain (loss)	2.90	.92	(1.17)	.94	1.95
Total from investment operations	2.96	1.02	(1.12)	.93	2.03
Distributions from net investment income	(.10)	(.04)	-	(.06)	(.16)
Redemption fees added to paid in capital C	- G	.02	- G	- G	- G
Net asset value, end of period	$ 14.09	$ 11.23	$ 10.23	$ 11.35	$ 10.48
Total Return A, B	26.51%	10.26%	(9.87)%	8.87%	24.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.78%	2.89%	2.78%	2.82%	2.77%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.16%	2.16%	2.18%	2.21%
Net investment income (loss)	.46%	.99%	.43%	(.14)%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 778	$ 786	$ 1,136	$ 1,935	$ 2,490
Portfolio turnover rate E	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 10.18	$ 11.30	$ 10.43	$ 8.58
Income from Investment Operations
Net investment income (loss) C	.06	.10	.05	(.01)	.08
Net realized and unrealized gain (loss)	2.86	.92	(1.17)	.94	1.94
Total from investment operations	2.92	1.02	(1.12)	.93	2.02
Distributions from net investment income	(.11)	(.06)	-	(.06)	(.17)
Redemption fees added to paid in capital C	- G	.02	- G	- G	- G
Net asset value, end of period	$ 13.97	$ 11.16	$ 10.18	$ 11.30	$ 10.43
Total Return A, B	26.42%	10.33%	(9.91)%	8.92%	24.29%
Ratios to Average Net Assets D, F
Expenses before reductions	2.69%	2.83%	2.75%	2.82%	2.77%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.16%	2.16%	2.16%	2.18%	2.21%
Net investment income (loss)	.46%	1.00%	.43%	(.14)%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,352	$ 2,450	$ 2,524	$ 3,166	$ 3,913
Portfolio turnover rate E	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.83	$ 10.83	$ 11.98	$ 11.03	$ 9.13
Income from Investment Operations
Net investment income (loss) B	.19	.22	.18	.09	.18
Net realized and unrealized gain (loss)	3.04	.96	(1.24)	1.01	2.03
Total from investment operations	3.23	1.18	(1.06)	1.10	2.21
Distributions from net investment income	(.23)	(.20)	(.09)	(.15)	(.31)
Redemption fees added to paid in capital B	- F	.02	- F	- F	- F
Net asset value, end of period	$ 14.83	$ 11.83	$ 10.83	$ 11.98	$ 11.03
Total Return A	27.72%	11.41%	(8.95)%	10.00%	25.57%
Ratios to Average Net Assets C, E
Expenses before reductions	1.52%	1.60%	1.54%	1.80%	1.68%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.16%	1.16%	1.16%	1.17%	1.21%
Net investment income (loss)	1.46%	2.00%	1.43%	.86%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,352	$ 439	$ 296	$ 336	$ 434
Portfolio turnover rate D	125%	108%	118%	143%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,038,704
Gross unrealized depreciation	(235,946)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,802,758

Tax Cost	$ 29,060,739

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 222,420
Capital loss carryforward	$ (16,020,602)
Net unrealized appreciation (depreciation)	$ 3,802,837

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (7,975,976)
2017	(8,044,626)
Total capital loss carryforward	$ (16,020,602)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 261,448	$ 221,435

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $34,780,291 and $26,517,983, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 25,180	$ 2,356
Class T	.25%	.25%	31,696	133
Class B	.75%	.25%	7,636	5,787
Class C	.75%	.25%	32,357	8,289
			$ 96,869	$ 16,565

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,642
Class T	2,085
Class B*	212
Class C*	919
$ 13,858

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 30,534.30
Class T	20,312.32
Class B	2,333.31
Class C	9,833.30
Institutional Class	2,587.19
	$ 65,599

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $42 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,412. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.45%	$ 51,281
Class T	1.70%	35,696
Class B	2.20%	4,389
Class C	2.20%	16,124
Institutional Class	1.20%	4,513
		$ 112,003

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,793 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 133,138	$ 122,753
Class T	83,345	73,896
Class B	6,379	4,700
Class C	24,059	15,083
Institutional Class	14,527	5,003
Total	$ 261,448	$ 221,435

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	559,576	401,078	$ 7,478,508	$ 4,178,943
Reinvestment of distributions	9,762	10,620	114,709	106,515
Shares redeemed	(226,596)	(489,592)	(2,911,229)	(5,195,802)
Net increase (decrease)	342,742	(77,894)	$ 4,681,988	$ (910,344)
Class T
Shares sold	131,815	65,298	$ 1,721,154	$ 714,626
Reinvestment of distributions	6,938	7,166	81,311	71,732
Shares redeemed	(132,363)	(132,306)	(1,673,584)	(1,389,315)
Net increase (decrease)	6,390	(59,842)	$ 128,881	$ (602,957)
Class B
Shares sold	9,397	229	$ 124,051	$ 2,308
Reinvestment of distributions	516	422	5,917	4,127
Shares redeemed	(24,686)	(41,741)	(311,212)	(429,868)
Net increase (decrease)	(14,773)	(41,090)	$ (181,244)	$ (423,433)
Class C
Shares sold	232,237	50,841	$ 2,995,326	$ 527,022
Reinvestment of distributions	1,826	1,320	20,757	12,817
Shares redeemed	(70,704)	(80,504)	(879,682)	(833,417)
Net increase (decrease)	163,359	(28,343)	$ 2,136,401	$ (293,578)
Institutional Class
Shares sold	382,287	85,776	$ 5,180,624	$ 893,128
Reinvestment of distributions	1,075	381	12,853	3,887
Shares redeemed	(194,492)	(76,353)	(2,588,045)	(779,011)
Net increase (decrease)	188,870	9,804	$ 2,605,432	$ 118,004

11. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Europe Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Europe Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

Annual Report

Notes to Financial Statements - continued

11. Proposed Reorganization - continued

A meeting of shareholders of the Fund is expected to be held during the first quarter of 2014. If approved by shareholders, the reorganization is expected to become effective on or about March 21, 2014. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity
Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class, designates 4% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/10/12	$0.222	$0.016

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Europe Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Europe Capital Appreciation Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of Class A ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEURI-UANN-1213
1.784740.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Equity Income
Fund - Class A, Class T, and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	15.25%	11.76%
Class T (incl. 3.50% sales charge)	17.84%	13.28%
Class C (incl. contingent deferred sales charge) B	20.40%	15.41%

A From May 2, 2012.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Class A on May 2, 2012, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Ramona Persaud, Portfolio Manager of Fidelity Advisor® Global Equity Income Fund: For the year, the fund's Class A, Class T and Class C shares gained 22.28%, 22.11% and 21.40%, respectively (excluding sales charges), trailing the 23.75% advance of the MSCI® ACWI®. Despite lagging its benchmark, the fund's lower risk profile helped it outpace the index on a risk-adjusted basis. Versus the MSCI index, it hurt to overweight consumer electronics giant Apple, which struggled this period amid negative sentiment around the launch of its lower-priced products. I consider Apple a high-quality business with a rock-solid balance sheet and very cheap valuation, so I added to my position. Additionally, I was very valuation sensitive amid the rising market, not seeing the types of stocks I like to own at attractive prices, so the fund's modest cash stake detracted. On the positive side, increased exposure to the European market contributed, including a handful of high-quality, attractively priced income-producing stocks that fit my high-predictability and low-volatility criteria. Our top relative contributor was Intrum Justitia, a Swedish debt collector that benefited from European banks slowly rebuilding capital to absorb losses from selling bad debt. Netherlands-based industrial conglomerate Philips Electronics also helped, while Swedish bank Svenska Handelsbanken was another strong performer for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,086.60	$ 7.63
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,086.30	$ 8.94
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64
Class C	2.20%
Actual		$ 1,000.00	$ 1,082.70	$ 11.55
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,088.70	$ 6.32
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Computers & Peripherals)	2.2	1.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.1	1.9
Wells Fargo & Co. (United States of America, Commercial Banks)	1.8	1.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.7
General Electric Co. (United States of America, Industrial Conglomerates)	1.8	1.9
	9.7
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	18.3
Industrials	14.5	12.2
Consumer Staples	14.0	12.3
Consumer Discretionary	12.6	10.5
Health Care	10.5	11.9
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	37.2	35.8
United Kingdom	11.1	13.0
Japan	5.8	4.7
Sweden	4.7	3.0
Canada	3.7	1.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 95.9%	Stocks 94.3%
Short-Term Investments and Net Other Assets (Liabilities) 4.1%	Short-Term Investments and Net Other Assets (Liabilities) 5.7%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 1.3%
Australia & New Zealand Banking Group Ltd.	1,332	$ 42,603
Telstra Corp. Ltd.	6,828	33,429
TOTAL AUSTRALIA		76,032
Bailiwick of Jersey - 1.2%
Informa PLC	3,480	31,219
Wolseley PLC	742	39,987
TOTAL BAILIWICK OF JERSEY		71,206
Belgium - 0.7%
Anheuser-Busch InBev SA NV	400	41,465
Canada - 3.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	490	33,188
Constellation Software, Inc.	250	45,543
Fairfax Financial Holdings Ltd. (sub. vtg.)	90	39,275
Loblaw Companies Ltd.	800	36,591
Power Corp. of Canada (sub. vtg.)	1,320	38,892
Suncor Energy, Inc.	870	31,616
TOTAL CANADA		225,105
Cayman Islands - 0.4%
Springland International Holdings Ltd.	43,000	23,572
Chile - 0.9%
Aguas Andinas SA	50,291	34,067
Inversiones La Construccion SA	1,403	21,062
TOTAL CHILE		55,129
Denmark - 0.6%
Novo Nordisk A/S Series B	204	33,977
Finland - 0.8%
Sampo Oyj (A Shares)	1,000	47,372
France - 3.0%
Arkema SA	349	39,624
Edenred SA	1,054	35,813
Ipsos SA	553	23,325
Sanofi SA	797	84,979
TOTAL FRANCE		183,741
Common Stocks - continued
	Shares	Value
Germany - 2.4%
AURELIUS AG	1,879	$ 64,137
Siemens AG	630	80,509
TOTAL GERMANY		144,646
Hong Kong - 0.6%
HKT Trust / HKT Ltd. unit	39,000	36,168
Ireland - 3.1%
Accenture PLC Class A	944	69,384
FBD Holdings PLC	1,300	28,065
Greencore Group PLC	14,090	40,688
Irish Continental Group PLC unit	1,400	49,070
TOTAL IRELAND		187,207
Israel - 1.2%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	1,300	70,415
Japan - 5.8%
Daito Trust Construction Co. Ltd.	300	30,631
Japan Retail Fund Investment Corp.	22	44,557
Japan Tobacco, Inc.	2,700	97,696
KDDI Corp.	700	37,910
Leopalace21 Corp. (a)	5,400	37,490
Nippon Telegraph & Telephone Corp.	800	41,584
Relo Holdings Corp.	700	32,454
Workman Co. Ltd.	800	31,352
TOTAL JAPAN		353,674
Kenya - 0.4%
Safaricom Ltd.	223,100	24,702
Korea (South) - 1.0%
Coway Co. Ltd.	536	30,606
LG Telecom Ltd. (a)	2,410	27,591
TOTAL KOREA (SOUTH)		58,197
Netherlands - 2.8%
Exact Holdings NV	1,300	34,428
Koninklijke Philips Electronics NV	2,568	90,755
Unilever NV (Certificaten Van Aandelen) (Bearer)	1,100	43,610
TOTAL NETHERLANDS		168,793
Nigeria - 0.3%
Nestle Foods Nigeria PLC	2,602	18,024
Common Stocks - continued
	Shares	Value
Norway - 1.3%
Gjensidige Forsikring ASA	1,900	$ 35,459
Telenor ASA	1,800	43,238
TOTAL NORWAY		78,697
Panama - 1.3%
Copa Holdings SA Class A	532	79,555
Russia - 0.6%
Mobile TeleSystems OJSC	3,700	38,949
Singapore - 0.5%
United Overseas Bank Ltd.	2,000	33,553
South Africa - 2.2%
Astral Foods Ltd.	6,200	62,378
Lewis Group Ltd.	4,000	27,944
Reunert Ltd.	6,500	45,648
TOTAL SOUTH AFRICA		135,970
Spain - 1.8%
Grifols SA ADR	2,600	78,416
Inditex SA	201	33,022
TOTAL SPAIN		111,438
Sweden - 4.7%
Intrum Justitia AB	2,930	77,997
Nordea Bank AB	6,160	78,901
Svenska Handelsbanken AB (A Shares)	2,260	102,397
Swedish Match Co. AB	810	26,725
TOTAL SWEDEN		286,020
Switzerland - 2.7%
Roche Holding AG (participation certificate)	395	109,356
UBS AG	2,929	56,650
TOTAL SWITZERLAND		166,006
Taiwan - 0.8%
Chipbond Technology Corp.	11,000	22,198
Far EasTone Telecommunications Co. Ltd.	12,000	27,518
TOTAL TAIWAN		49,716
United Kingdom - 11.1%
British American Tobacco PLC (United Kingdom)	2,253	124,303
Dunelm Group PLC	1,826	25,911
Ensco PLC Class A	665	38,337
Common Stocks - continued
	Shares	Value
United Kingdom - continued
GlaxoSmithKline PLC	2,748	$ 72,444
Hilton Food Group PLC	9,183	63,019
Imperial Tobacco Group PLC	914	34,132
Reckitt Benckiser Group PLC	639	49,671
Royal Dutch Shell PLC Class A (United Kingdom)	1,262	42,031
Royal Mail PLC	400	3,592
The Restaurant Group PLC	6,437	59,449
Vodafone Group PLC	29,124	106,674
WH Smith PLC	3,547	51,242
TOTAL UNITED KINGDOM		670,805
United States of America - 37.2%
AbbVie, Inc.	933	45,204
American Tower Corp.	785	62,290
Amgen, Inc.	638	74,008
Apple, Inc.	249	130,063
Applied Industrial Technologies, Inc.	850	40,214
Cedar Fair LP (depositary unit)	1,082	49,610
Chevron Corp.	812	97,408
Comcast Corp. Class A	2,062	98,110
Community Trust Bancorp, Inc.	1,009	42,973
ConocoPhillips Co.	756	55,415
CVB Financial Corp.	3,058	44,463
Dr. Pepper Snapple Group, Inc.	1,492	70,646
Dun & Bradstreet Corp.	271	29,482
Eli Lilly & Co.	656	32,682
General Electric Co.	4,149	108,455
H&R Block, Inc.	946	26,904
Hubbell, Inc. Class B	723	77,751
IBM Corp.	345	61,827
ITC Holdings Corp.	667	67,094
Johnson & Johnson	840	77,792
JPMorgan Chase & Co.	1,335	68,806
L Brands, Inc.	545	34,122
Lakeland Financial Corp.	374	13,311
Liberty Media Corp. Interactive Series A (a)	2,070	55,807
Lorillard, Inc.	674	34,381
MasterCard, Inc. Class A	53	38,006
Microsoft Corp.	2,406	85,052
National Penn Bancshares, Inc.	3,771	39,105
ONEOK, Inc.	300	16,950
Psychemedics Corp.	1,548	21,657
Common Stocks - continued
	Shares	Value
United States of America - continued
Sempra Energy	456	$ 41,560
Tesoro Logistics LP	289	15,519
The Williams Companies, Inc.	1,200	42,852
TransDigm Group, Inc.	181	26,319
U.S. Bancorp	2,249	84,023
United Technologies Corp.	871	92,544
VF Corp.	374	80,410
Visa, Inc. Class A	163	32,057
Wells Fargo & Co.	2,598	110,909
Western Gas Partners LP	476	28,612
TOTAL UNITED STATES OF AMERICA		2,254,393
TOTAL COMMON STOCKS (Cost $4,961,265)		5,724,527
Nonconvertible Preferred Stocks - 1.5%

Brazil - 0.3%
Alpargatas Sa (PN)	3,200	22,141
Germany - 1.2%
Volkswagen AG	280	71,168
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $79,244)		93,309
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.09% (b) (Cost $203,586)	203,586	203,586
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $5,244,095)		6,021,422
NET OTHER ASSETS (LIABILITIES) - 0.7%		40,420
NET ASSETS - 100%		$ 6,061,842
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 275
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 775,914	$ 744,562	$ 31,352	$ -
Consumer Staples	846,932	539,858	307,074	-
Energy	351,790	309,759	42,031	-
Financials	1,199,378	997,596	201,782	-
Health Care	630,515	439,115	191,400	-
Industrials	877,691	706,427	171,264	-
Information Technology	518,558	518,558	-	-
Materials	39,624	39,624	-	-
Telecommunication Services	417,763	231,595	186,168	-
Utilities	159,671	159,671	-	-
Money Market Funds	203,586	203,586	-	-
Total Investments in Securities:	$ 6,021,422	$ 4,890,351	$ 1,131,071	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 98,556
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,040,509)	$ 5,817,836
Fidelity Central Funds (cost $203,586)	203,586
Total Investments (cost $5,244,095)		$ 6,021,422
Foreign currency held at value (cost $2,076)		2,073
Receivable for investments sold		63,583
Receivable for fund shares sold		41,767
Dividends receivable		10,346
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		20
Receivable from investment adviser for expense reductions		4,071
Other receivables		1,879
Total assets		6,145,175

Liabilities
Payable to custodian bank	$ 25
Payable for investments purchased	11,069
Payable for fund shares redeemed	26,251
Accrued management fee	3,269
Distribution and service plan fees payable	1,997
Audit fees payable	38,259
Other affiliated payables	1,141
Other payables and accrued expenses	1,322
Total liabilities		83,333

Net Assets		$ 6,061,842
Net Assets consist of:
Paid in capital		$ 5,203,533
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		80,826
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		777,483
Net Assets		$ 6,061,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,115,181 ÷ 173,305 shares)	$ 12.20

Maximum offering price per share (100/94.25 of $12.20)	$ 12.94
Class T: Net Asset Value and redemption price per share ($1,270,371 ÷ 104,130 shares)	$ 12.20

Maximum offering price per share (100/96.50 of $12.20)	$ 12.64
Class C: Net Asset Value and offering price per share ($1,445,261 ÷ 118,647 shares)A	$ 12.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,231,029 ÷ 100,770 shares)	$ 12.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 144,453
Income from Fidelity Central Funds		275
Income before foreign taxes withheld		144,728
Less foreign taxes withheld		(7,543)
Total income		137,185

Expenses
Management fee	$ 31,086
Transfer agent fees	8,726
Distribution and service plan fees	18,914
Accounting fees and expenses	2,287
Custodian fees and expenses	12,835
Independent trustees' compensation	24
Registration fees	80,324
Audit	54,457
Legal	9
Miscellaneous	26
Total expenses before reductions	208,688
Expense reductions	(137,406)	71,282
Net investment income (loss)		65,903
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,922
Foreign currency transactions	(2,144)
Total net realized gain (loss)		110,778
Change in net unrealized appreciation (depreciation) on: Investment securities	700,125
Assets and liabilities in foreign currencies	202
Total change in net unrealized appreciation (depreciation)		700,327
Net gain (loss)		811,105
Net increase (decrease) in net assets resulting from operations		$ 877,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period May 2, 2012 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 65,903	$ 24,706
Net realized gain (loss)	110,778	(26,248)
Change in net unrealized appreciation (depreciation)	700,327	77,156
Net increase (decrease) in net assets resulting from operations	877,008	75,614
Distributions to shareholders from net investment income	(63,596)	(26,857)
Distributions to shareholders from net realized gain	(3,859)	-
Total distributions	(67,455)	(26,857)
Share transactions - net increase (decrease)	2,177,438	3,026,094
Total increase (decrease) in net assets	2,986,991	3,074,851

Net Assets
Beginning of period	3,074,851	-
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $1, respectively)	$ 6,061,842	$ 3,074,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.19	.09
Net realized and unrealized gain (loss)	2.05	.16
Total from investment operations	2.24	.25
Distributions from net investment income	(.18)	(.10)
Distributions from net realized gain	(.01)	-
Total distributions	(.19)	(.10)
Net asset value, end of period	$ 12.20	$ 10.15
Total Return B, C, D	22.28%	2.51%
Ratios to Average Net Assets F, I
Expenses before reductions	4.37%	7.41% A
Expenses net of fee waivers, if any	1.45%	1.45% A
Expenses net of all reductions	1.43%	1.44% A
Net investment income (loss)	1.66%	1.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,115	$ 756
Portfolio turnover rate G	78%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16	.08
Net realized and unrealized gain (loss)	2.06	.15
Total from investment operations	2.22	.23
Distributions from net investment income	(.15)	(.09)
Distributions from net realized gain	(.01)	-
Total distributions	(.16)	(.09)
Net asset value, end of period	$ 12.20	$ 10.14
Total Return B, C, D	22.11%	2.31%
Ratios to Average Net Assets F, I
Expenses before reductions	4.80%	7.68% A
Expenses net of fee waivers, if any	1.70%	1.70% A
Expenses net of all reductions	1.68%	1.69% A
Net investment income (loss)	1.41%	1.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,270	$ 714
Portfolio turnover rate G	78%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.06
Net realized and unrealized gain (loss)	2.06	.15
Total from investment operations	2.16	.21
Distributions from net investment income	(.11)	(.07)
Distributions from net realized gain	(.01)	-
Total distributions	(.12)	(.07)
Net asset value, end of period	$ 12.18	$ 10.14
Total Return B, C, D	21.40%	2.12%
Ratios to Average Net Assets F, I
Expenses before reductions	5.26%	8.19% A
Expenses net of fee waivers, if any	2.20%	2.20% A
Expenses net of all reductions	2.18%	2.19% A
Net investment income (loss)	.91%	1.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445	$ 666
Portfolio turnover rate G	78%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.21	.10
Net realized and unrealized gain (loss)	2.07	.16
Total from investment operations	2.28	.26
Distributions from net investment income	(.20)	(.11)
Distributions from net realized gain	(.01)	-
Total distributions	(.21)	(.11)
Net asset value, end of period	$ 12.22	$ 10.15
Total Return B, C	22.71%	2.61%
Ratios to Average Net Assets E, H
Expenses before reductions	4.46%	7.23% A
Expenses net of fee waivers, if any	1.20%	1.20% A
Expenses net of all reductions	1.18%	1.19% A
Net investment income (loss)	1.91%	2.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,231	$ 939
Portfolio turnover rate F	78%	36% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 2, 2012 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or

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3. Significant Accounting Policies - continued

Investment Valuation - continued

reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net

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3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), partnerships, equity-debt classifications and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 821,495
Gross unrealized depreciation	(59,877)
Net unrealized appreciation (depreciation) on securities and other investments	$ 761,618

Tax Cost	$ 5,259,804

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,227
Undistributed long-term capital gain	$ 69,309
Net unrealized appreciation (depreciation)	$ 761,774

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 67,455	$ 26,857

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,345,601 and $3,286,295, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares,

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,332	$ 2,138
Class T	.25%	.25%	4,574	3,487
Class C	.75%	.25%	11,008	11,008
			$ 18,914	$ 16,633

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,483
Class T	607
Class C*	355
$ 10,445

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,833.21
Class T	1,531.17
Class C	3,027.27
Institutional Class	1,335.12
	$ 8,726

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $36 for the period.

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $5,440.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

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Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 39,158
Class T	1.70%	28,548
Class C	2.20%	33,920
Institutional Class	1.20%	34,882
		$ 136,508

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $883 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $15.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012 A
From net investment income
Class A	$ 21,341	$ 6,925
Class T	12,502	5,775
Class C	10,500	4,470
Institutional Class	19,253	9,687
Total	$ 63,596	$ 26,857
From net realized gain
Class A	$ 1,245	$ -
Class T	822	-
Class C	950	-
Institutional Class	842	-
Total	$ 3,859	$ -

A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012 A	2013	2012 A
Class A
Shares sold	119,194	73,860	$ 1,351,801	$ 736,903
Reinvestment of distributions	1,927	694	21,243	6,925
Shares redeemed	(22,370)	-	(259,766)	-
Net increase (decrease)	98,751	74,554	$ 1,113,278	$ 743,828
Class T
Shares sold	33,371	69,801	$ 382,233	$ 699,717
Reinvestment of distributions	1,184	579	12,976	5,775
Shares redeemed	(804)	(1)	(9,101)	(15)
Net increase (decrease)	33,751	70,379	$ 386,108	$ 705,477
Class C
Shares sold	88,544	65,575	$ 997,819	$ 655,827
Reinvestment of distributions	1,023	450	11,159	4,470
Shares redeemed	(36,610)	(335)	(423,633)	(3,402)
Net increase (decrease)	52,957	65,690	$ 585,345	$ 656,895
Institutional Class
Shares sold	6,507	106,504	$ 73,274	$ 1,051,902
Reinvestment of distributions	1,821	972	19,977	9,687
Shares redeemed	(56)	(14,978)	(544)	(141,695)
Net increase (decrease)	8,272	92,498	$ 92,707	$ 919,894

A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Income Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/2013	12/06/2013	$0.013	$0.180
Class T	12/09/2013	12/06/2013	$0.005	$0.180
Class C	12/09/2013	12/06/2013	$0.000	$0.169

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $69,309, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends-received deduction for corporate shareholders:

	Month	Percentage
Class A	12/07/2012	68%
	12/27/2012	73%
	04/05/2013	53%
	07/05/2013	56%
	10/04/2013	57%

	Month	Percentage
Class T	12/07/2012	78%
	12/27/2012	73%
	04/05/2013	63%
	07/05/2013	61%
	10/04/2013	74%

	Month	Percentage
Class C	12/07/2012	100%
	12/27/2012	73%
	04/05/2013	87%
	07/05/2013	74%
	10/04/2013	100%

Class A, Class T and Class C designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Annual Report

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2012	0.030	0.0027
	12/28/2012	0.004	0.0000
	04/08/2013	0.014	0.0028
	07/08/2013	0.026	0.0055
	10/07/2013	0.009	0.0018

Class T	12/10/2012	0.026	0.0027
	12/28/2012	0.004	0.0000
	04/08/2013	0.012	0.0028
	07/08/2013	0.023	0.0055
	10/07/2013	0.007	0.0018

Class C	12/10/2012	0.020	0.0027
	12/28/2012	0.004	0.0000
	04/08/2013	0.009	0.0028
	07/08/2013	0.019	0.0055
	10/07/2013	0.002	0.0018

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below its competitive median for the period and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, and Institutional Class of the fund to the extent that total expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

AGED-UANN-1213
1.938150.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Equity Income
Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Institutional Class	22.71%	16.62%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Institutional Class on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Ramona Persaud, Portfolio Manager of Fidelity Advisor® Global Equity Income Fund: For the year, the fund's Institutional Class shares gained 22.71%, trailing the 23.75% advance of the MSCI® ACWI®. Despite lagging its benchmark, the fund's lower risk profile helped it outpace the index on a risk-adjusted basis. Versus the MSCI index, it hurt to overweight consumer electronics giant Apple, which struggled this period amid negative sentiment around the launch of its lower-priced products. I consider Apple a high-quality business with a rock-solid balance sheet and very cheap valuation, so I added to my position. Additionally, I was very valuation sensitive amid the rising market, not seeing the types of stocks I like to own at attractive prices, so the fund's modest cash stake detracted. On the positive side, increased exposure to the European market contributed, including a handful of high-quality, attractively priced income-producing stocks that fit my high-predictability and low-volatility criteria. Our top relative contributor was Intrum Justitia, a Swedish debt collector that benefited from European banks slowly rebuilding capital to absorb losses from selling bad debt. Netherlands-based industrial conglomerate Philips Electronics also helped, while Swedish bank Svenska Handelsbanken was another strong performer for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,086.60	$ 7.63
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,086.30	$ 8.94
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64
Class C	2.20%
Actual		$ 1,000.00	$ 1,082.70	$ 11.55
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,088.70	$ 6.32
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Computers & Peripherals)	2.2	1.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.1	1.9
Wells Fargo & Co. (United States of America, Commercial Banks)	1.8	1.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.7
General Electric Co. (United States of America, Industrial Conglomerates)	1.8	1.9
	9.7
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	18.3
Industrials	14.5	12.2
Consumer Staples	14.0	12.3
Consumer Discretionary	12.6	10.5
Health Care	10.5	11.9
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	37.2	35.8
United Kingdom	11.1	13.0
Japan	5.8	4.7
Sweden	4.7	3.0
Canada	3.7	1.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 95.9%	Stocks 94.3%
Short-Term Investments and Net Other Assets (Liabilities) 4.1%	Short-Term Investments and Net Other Assets (Liabilities) 5.7%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 1.3%
Australia & New Zealand Banking Group Ltd.	1,332	$ 42,603
Telstra Corp. Ltd.	6,828	33,429
TOTAL AUSTRALIA		76,032
Bailiwick of Jersey - 1.2%
Informa PLC	3,480	31,219
Wolseley PLC	742	39,987
TOTAL BAILIWICK OF JERSEY		71,206
Belgium - 0.7%
Anheuser-Busch InBev SA NV	400	41,465
Canada - 3.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	490	33,188
Constellation Software, Inc.	250	45,543
Fairfax Financial Holdings Ltd. (sub. vtg.)	90	39,275
Loblaw Companies Ltd.	800	36,591
Power Corp. of Canada (sub. vtg.)	1,320	38,892
Suncor Energy, Inc.	870	31,616
TOTAL CANADA		225,105
Cayman Islands - 0.4%
Springland International Holdings Ltd.	43,000	23,572
Chile - 0.9%
Aguas Andinas SA	50,291	34,067
Inversiones La Construccion SA	1,403	21,062
TOTAL CHILE		55,129
Denmark - 0.6%
Novo Nordisk A/S Series B	204	33,977
Finland - 0.8%
Sampo Oyj (A Shares)	1,000	47,372
France - 3.0%
Arkema SA	349	39,624
Edenred SA	1,054	35,813
Ipsos SA	553	23,325
Sanofi SA	797	84,979
TOTAL FRANCE		183,741
Common Stocks - continued
	Shares	Value
Germany - 2.4%
AURELIUS AG	1,879	$ 64,137
Siemens AG	630	80,509
TOTAL GERMANY		144,646
Hong Kong - 0.6%
HKT Trust / HKT Ltd. unit	39,000	36,168
Ireland - 3.1%
Accenture PLC Class A	944	69,384
FBD Holdings PLC	1,300	28,065
Greencore Group PLC	14,090	40,688
Irish Continental Group PLC unit	1,400	49,070
TOTAL IRELAND		187,207
Israel - 1.2%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	1,300	70,415
Japan - 5.8%
Daito Trust Construction Co. Ltd.	300	30,631
Japan Retail Fund Investment Corp.	22	44,557
Japan Tobacco, Inc.	2,700	97,696
KDDI Corp.	700	37,910
Leopalace21 Corp. (a)	5,400	37,490
Nippon Telegraph & Telephone Corp.	800	41,584
Relo Holdings Corp.	700	32,454
Workman Co. Ltd.	800	31,352
TOTAL JAPAN		353,674
Kenya - 0.4%
Safaricom Ltd.	223,100	24,702
Korea (South) - 1.0%
Coway Co. Ltd.	536	30,606
LG Telecom Ltd. (a)	2,410	27,591
TOTAL KOREA (SOUTH)		58,197
Netherlands - 2.8%
Exact Holdings NV	1,300	34,428
Koninklijke Philips Electronics NV	2,568	90,755
Unilever NV (Certificaten Van Aandelen) (Bearer)	1,100	43,610
TOTAL NETHERLANDS		168,793
Nigeria - 0.3%
Nestle Foods Nigeria PLC	2,602	18,024
Common Stocks - continued
	Shares	Value
Norway - 1.3%
Gjensidige Forsikring ASA	1,900	$ 35,459
Telenor ASA	1,800	43,238
TOTAL NORWAY		78,697
Panama - 1.3%
Copa Holdings SA Class A	532	79,555
Russia - 0.6%
Mobile TeleSystems OJSC	3,700	38,949
Singapore - 0.5%
United Overseas Bank Ltd.	2,000	33,553
South Africa - 2.2%
Astral Foods Ltd.	6,200	62,378
Lewis Group Ltd.	4,000	27,944
Reunert Ltd.	6,500	45,648
TOTAL SOUTH AFRICA		135,970
Spain - 1.8%
Grifols SA ADR	2,600	78,416
Inditex SA	201	33,022
TOTAL SPAIN		111,438
Sweden - 4.7%
Intrum Justitia AB	2,930	77,997
Nordea Bank AB	6,160	78,901
Svenska Handelsbanken AB (A Shares)	2,260	102,397
Swedish Match Co. AB	810	26,725
TOTAL SWEDEN		286,020
Switzerland - 2.7%
Roche Holding AG (participation certificate)	395	109,356
UBS AG	2,929	56,650
TOTAL SWITZERLAND		166,006
Taiwan - 0.8%
Chipbond Technology Corp.	11,000	22,198
Far EasTone Telecommunications Co. Ltd.	12,000	27,518
TOTAL TAIWAN		49,716
United Kingdom - 11.1%
British American Tobacco PLC (United Kingdom)	2,253	124,303
Dunelm Group PLC	1,826	25,911
Ensco PLC Class A	665	38,337
Common Stocks - continued
	Shares	Value
United Kingdom - continued
GlaxoSmithKline PLC	2,748	$ 72,444
Hilton Food Group PLC	9,183	63,019
Imperial Tobacco Group PLC	914	34,132
Reckitt Benckiser Group PLC	639	49,671
Royal Dutch Shell PLC Class A (United Kingdom)	1,262	42,031
Royal Mail PLC	400	3,592
The Restaurant Group PLC	6,437	59,449
Vodafone Group PLC	29,124	106,674
WH Smith PLC	3,547	51,242
TOTAL UNITED KINGDOM		670,805
United States of America - 37.2%
AbbVie, Inc.	933	45,204
American Tower Corp.	785	62,290
Amgen, Inc.	638	74,008
Apple, Inc.	249	130,063
Applied Industrial Technologies, Inc.	850	40,214
Cedar Fair LP (depositary unit)	1,082	49,610
Chevron Corp.	812	97,408
Comcast Corp. Class A	2,062	98,110
Community Trust Bancorp, Inc.	1,009	42,973
ConocoPhillips Co.	756	55,415
CVB Financial Corp.	3,058	44,463
Dr. Pepper Snapple Group, Inc.	1,492	70,646
Dun & Bradstreet Corp.	271	29,482
Eli Lilly & Co.	656	32,682
General Electric Co.	4,149	108,455
H&R Block, Inc.	946	26,904
Hubbell, Inc. Class B	723	77,751
IBM Corp.	345	61,827
ITC Holdings Corp.	667	67,094
Johnson & Johnson	840	77,792
JPMorgan Chase & Co.	1,335	68,806
L Brands, Inc.	545	34,122
Lakeland Financial Corp.	374	13,311
Liberty Media Corp. Interactive Series A (a)	2,070	55,807
Lorillard, Inc.	674	34,381
MasterCard, Inc. Class A	53	38,006
Microsoft Corp.	2,406	85,052
National Penn Bancshares, Inc.	3,771	39,105
ONEOK, Inc.	300	16,950
Psychemedics Corp.	1,548	21,657
Common Stocks - continued
	Shares	Value
United States of America - continued
Sempra Energy	456	$ 41,560
Tesoro Logistics LP	289	15,519
The Williams Companies, Inc.	1,200	42,852
TransDigm Group, Inc.	181	26,319
U.S. Bancorp	2,249	84,023
United Technologies Corp.	871	92,544
VF Corp.	374	80,410
Visa, Inc. Class A	163	32,057
Wells Fargo & Co.	2,598	110,909
Western Gas Partners LP	476	28,612
TOTAL UNITED STATES OF AMERICA		2,254,393
TOTAL COMMON STOCKS (Cost $4,961,265)		5,724,527
Nonconvertible Preferred Stocks - 1.5%

Brazil - 0.3%
Alpargatas Sa (PN)	3,200	22,141
Germany - 1.2%
Volkswagen AG	280	71,168
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $79,244)		93,309
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.09% (b) (Cost $203,586)	203,586	203,586
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $5,244,095)		6,021,422
NET OTHER ASSETS (LIABILITIES) - 0.7%		40,420
NET ASSETS - 100%		$ 6,061,842
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 275
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 775,914	$ 744,562	$ 31,352	$ -
Consumer Staples	846,932	539,858	307,074	-
Energy	351,790	309,759	42,031	-
Financials	1,199,378	997,596	201,782	-
Health Care	630,515	439,115	191,400	-
Industrials	877,691	706,427	171,264	-
Information Technology	518,558	518,558	-	-
Materials	39,624	39,624	-	-
Telecommunication Services	417,763	231,595	186,168	-
Utilities	159,671	159,671	-	-
Money Market Funds	203,586	203,586	-	-
Total Investments in Securities:	$ 6,021,422	$ 4,890,351	$ 1,131,071	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 98,556
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,040,509)	$ 5,817,836
Fidelity Central Funds (cost $203,586)	203,586
Total Investments (cost $5,244,095)		$ 6,021,422
Foreign currency held at value (cost $2,076)		2,073
Receivable for investments sold		63,583
Receivable for fund shares sold		41,767
Dividends receivable		10,346
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		20
Receivable from investment adviser for expense reductions		4,071
Other receivables		1,879
Total assets		6,145,175

Liabilities
Payable to custodian bank	$ 25
Payable for investments purchased	11,069
Payable for fund shares redeemed	26,251
Accrued management fee	3,269
Distribution and service plan fees payable	1,997
Audit fees payable	38,259
Other affiliated payables	1,141
Other payables and accrued expenses	1,322
Total liabilities		83,333

Net Assets		$ 6,061,842
Net Assets consist of:
Paid in capital		$ 5,203,533
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		80,826
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		777,483
Net Assets		$ 6,061,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,115,181 ÷ 173,305 shares)	$ 12.20

Maximum offering price per share (100/94.25 of $12.20)	$ 12.94
Class T: Net Asset Value and redemption price per share ($1,270,371 ÷ 104,130 shares)	$ 12.20

Maximum offering price per share (100/96.50 of $12.20)	$ 12.64
Class C: Net Asset Value and offering price per share ($1,445,261 ÷ 118,647 shares)A	$ 12.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,231,029 ÷ 100,770 shares)	$ 12.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 144,453
Income from Fidelity Central Funds		275
Income before foreign taxes withheld		144,728
Less foreign taxes withheld		(7,543)
Total income		137,185

Expenses
Management fee	$ 31,086
Transfer agent fees	8,726
Distribution and service plan fees	18,914
Accounting fees and expenses	2,287
Custodian fees and expenses	12,835
Independent trustees' compensation	24
Registration fees	80,324
Audit	54,457
Legal	9
Miscellaneous	26
Total expenses before reductions	208,688
Expense reductions	(137,406)	71,282
Net investment income (loss)		65,903
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,922
Foreign currency transactions	(2,144)
Total net realized gain (loss)		110,778
Change in net unrealized appreciation (depreciation) on: Investment securities	700,125
Assets and liabilities in foreign currencies	202
Total change in net unrealized appreciation (depreciation)		700,327
Net gain (loss)		811,105
Net increase (decrease) in net assets resulting from operations		$ 877,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period May 2, 2012 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 65,903	$ 24,706
Net realized gain (loss)	110,778	(26,248)
Change in net unrealized appreciation (depreciation)	700,327	77,156
Net increase (decrease) in net assets resulting from operations	877,008	75,614
Distributions to shareholders from net investment income	(63,596)	(26,857)
Distributions to shareholders from net realized gain	(3,859)	-
Total distributions	(67,455)	(26,857)
Share transactions - net increase (decrease)	2,177,438	3,026,094
Total increase (decrease) in net assets	2,986,991	3,074,851

Net Assets
Beginning of period	3,074,851	-
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $1, respectively)	$ 6,061,842	$ 3,074,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.19	.09
Net realized and unrealized gain (loss)	2.05	.16
Total from investment operations	2.24	.25
Distributions from net investment income	(.18)	(.10)
Distributions from net realized gain	(.01)	-
Total distributions	(.19)	(.10)
Net asset value, end of period	$ 12.20	$ 10.15
Total Return B, C, D	22.28%	2.51%
Ratios to Average Net Assets F, I
Expenses before reductions	4.37%	7.41% A
Expenses net of fee waivers, if any	1.45%	1.45% A
Expenses net of all reductions	1.43%	1.44% A
Net investment income (loss)	1.66%	1.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,115	$ 756
Portfolio turnover rate G	78%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16	.08
Net realized and unrealized gain (loss)	2.06	.15
Total from investment operations	2.22	.23
Distributions from net investment income	(.15)	(.09)
Distributions from net realized gain	(.01)	-
Total distributions	(.16)	(.09)
Net asset value, end of period	$ 12.20	$ 10.14
Total Return B, C, D	22.11%	2.31%
Ratios to Average Net Assets F, I
Expenses before reductions	4.80%	7.68% A
Expenses net of fee waivers, if any	1.70%	1.70% A
Expenses net of all reductions	1.68%	1.69% A
Net investment income (loss)	1.41%	1.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,270	$ 714
Portfolio turnover rate G	78%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.06
Net realized and unrealized gain (loss)	2.06	.15
Total from investment operations	2.16	.21
Distributions from net investment income	(.11)	(.07)
Distributions from net realized gain	(.01)	-
Total distributions	(.12)	(.07)
Net asset value, end of period	$ 12.18	$ 10.14
Total Return B, C, D	21.40%	2.12%
Ratios to Average Net Assets F, I
Expenses before reductions	5.26%	8.19% A
Expenses net of fee waivers, if any	2.20%	2.20% A
Expenses net of all reductions	2.18%	2.19% A
Net investment income (loss)	.91%	1.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445	$ 666
Portfolio turnover rate G	78%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.21	.10
Net realized and unrealized gain (loss)	2.07	.16
Total from investment operations	2.28	.26
Distributions from net investment income	(.20)	(.11)
Distributions from net realized gain	(.01)	-
Total distributions	(.21)	(.11)
Net asset value, end of period	$ 12.22	$ 10.15
Total Return B, C	22.71%	2.61%
Ratios to Average Net Assets E, H
Expenses before reductions	4.46%	7.23% A
Expenses net of fee waivers, if any	1.20%	1.20% A
Expenses net of all reductions	1.18%	1.19% A
Net investment income (loss)	1.91%	2.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,231	$ 939
Portfolio turnover rate F	78%	36% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 2, 2012 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), partnerships, equity-debt classifications and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 821,495
Gross unrealized depreciation	(59,877)
Net unrealized appreciation (depreciation) on securities and other investments	$ 761,618

Tax Cost	$ 5,259,804

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,227
Undistributed long-term capital gain	$ 69,309
Net unrealized appreciation (depreciation)	$ 761,774

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 67,455	$ 26,857

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,345,601 and $3,286,295, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,332	$ 2,138
Class T	.25%	.25%	4,574	3,487
Class C	.75%	.25%	11,008	11,008
			$ 18,914	$ 16,633

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,483
Class T	607
Class C*	355
$ 10,445

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,833.21
Class T	1,531.17
Class C	3,027.27
Institutional Class	1,335.12
	$ 8,726

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $36 for the period.

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $5,440.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 39,158
Class T	1.70%	28,548
Class C	2.20%	33,920
Institutional Class	1.20%	34,882
		$ 136,508

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $883 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $15.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012 A
From net investment income
Class A	$ 21,341	$ 6,925
Class T	12,502	5,775
Class C	10,500	4,470
Institutional Class	19,253	9,687
Total	$ 63,596	$ 26,857
From net realized gain
Class A	$ 1,245	$ -
Class T	822	-
Class C	950	-
Institutional Class	842	-
Total	$ 3,859	$ -

A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012 A	2013	2012 A
Class A
Shares sold	119,194	73,860	$ 1,351,801	$ 736,903
Reinvestment of distributions	1,927	694	21,243	6,925
Shares redeemed	(22,370)	-	(259,766)	-
Net increase (decrease)	98,751	74,554	$ 1,113,278	$ 743,828
Class T
Shares sold	33,371	69,801	$ 382,233	$ 699,717
Reinvestment of distributions	1,184	579	12,976	5,775
Shares redeemed	(804)	(1)	(9,101)	(15)
Net increase (decrease)	33,751	70,379	$ 386,108	$ 705,477
Class C
Shares sold	88,544	65,575	$ 997,819	$ 655,827
Reinvestment of distributions	1,023	450	11,159	4,470
Shares redeemed	(36,610)	(335)	(423,633)	(3,402)
Net increase (decrease)	52,957	65,690	$ 585,345	$ 656,895
Institutional Class
Shares sold	6,507	106,504	$ 73,274	$ 1,051,902
Reinvestment of distributions	1,821	972	19,977	9,687
Shares redeemed	(56)	(14,978)	(544)	(141,695)
Net increase (decrease)	8,272	92,498	$ 92,707	$ 919,894

A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Income Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2013, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay on December 09, 2013, to shareholders of record at the opening of business on December 06, 2013, a distribution of $0.18 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.02 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $69,309, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends-received deduction for corporate shareholders:

	Month	Percentage
Institutional Class	12/07/2012	63%
	12/27/2012	73%
	04/05/2013	48%
	07/05/2013	52%
	10/04/2013	46%

The Institutional Class designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2012	0.032	0.0027
	12/28/2012	0.004	0.0000
	04/08/2013	0.016	0.0028
	07/08/2013	0.027	0.0055
	10/07/2013	0.012	0.0018

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below its competitive median for the period and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, and Institutional Class of the fund to the extent that total expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

AGEDI-UANN-1213
1.938141.101

Item 2. Code of Ethics

As of the end of the period, October 31, 2013, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Advisor International Capital Appreciation Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$44,000	$-	$6,900	$600
Fidelity Advisor Europe Capital Appreciation Fund	$42,000	$-	$5,800	$500
Fidelity Advisor International Capital Appreciation Fund	$51,000	$-	$6,900	$500

October 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$39,000	$-	$6,800	$400
Fidelity Advisor Europe Capital Appreciation Fund	$39,000	$-	$5,700	$400
Fidelity Advisor International Capital Appreciation Fund	$49,000	$-	$6,800	$400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Global Equity Income Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the "Funds"):

Services Billed by PwC

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$61,000	$-	$32,500	$2,200
Fidelity Advisor Emerging Asia Fund	$63,000	$-	$5,200	$1,600
Fidelity Advisor Global Capital Appreciation Fund	$56,000	$-	$5,200	$1,500
Fidelity Advisor Global Equity Income Fund	$42,000	$-	$5,200	$-
Fidelity Advisor Overseas Fund	$64,000	$-	$7,600	$1,700
Fidelity Advisor Value Leaders Fund	$43,000	$-	$4,400	$1,500

October 31, 2012 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$58,000	$-	$6,100	$2,400
Fidelity Advisor Emerging Asia Fund	$63,000	$-	$5,100	$1,700
Fidelity Advisor Global Capital Appreciation Fund	$47,000	$-	$5,100	$1,500
Fidelity Advisor Global Equity Income Fund	$34,000	$-	$5,100	$-
Fidelity Advisor Overseas Fund	$63,000	$-	$5,300	$1,800
Fidelity Advisor Value Leaders Fund	$42,000	$-	$4,300	$1,500

A Amounts may reflect rounding.

B Fidelity Advisor Global Equity Income Fund commenced operations on May 2, 2012.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2013A	October 31, 2012A
Audit-Related Fees	$1,010,000	$720,000
Tax Fees	$-	$-
All Other Fees	$800,000	$1,305,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2013A	October 31, 2012A, B
Audit-Related Fees	$5,395,000	$3,640,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Global Equity Income Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2013 A	October 31, 2012 A,B
PwC	$6,365,000	$4,210,000
Deloitte Entities	$1,940,000	$2,085,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Global Equity Income Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 26, 2013